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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05309
First American Investment Funds, Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN (Address of principal executive offices)	55402 (Zip code)
Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)
Registrant’s telephone number, including area code:       800-677-3863
Date of fiscal period end:       October 31
Date of reporting period:       October 31, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

First American Funds.

2006 Annual Report

EFINING CORPORATION

Index Funds

Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to SHAREHOLDERS December 11, 2006

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended October 31, 2006.
This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.
Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.
Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.
We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.
Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.
First American Funds Annual Report 2006       1

Equity Index fund
Investment Objective: to provide investment results that correspond to the performance of the Standard & Poor’s 500 Index* (“S&P 500 Index”)
How did the fund perform for the fiscal year ended October 31, 2006?
The First American Equity Index Fund (the “fund”), Class Y shares, returned 16.07% for the fiscal year October 31, 2006 (Class A shares returned 15.76% without taking the sales charge into account). By comparison, the fund’s benchmark, the S&P 500 Index, returned 16.34% for the same period.
General economic and market conditions
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (the “Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 earnings of S&P 500 companies advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006.
Fund overview
The fund is invested to replicate the S&P 500 Index as closely as possible with consideration given to turnover costs and fees. As a result, the fund performed very similarly to the index. The index includes 500 leading companies in the major industries of the U.S. economy and covers about 75% of the dollar value of all traded stocks in the U.S. market.
The best-performing sectors during the fiscal year were telecommunications, materials, and financials, having risen by 33%, 25%, and 20%, respectively. Even the weakest-performing sectors over the same period – technology and healthcare – posted gains, rising by 10% and 11%, respectively. Since August, market leadership has passed from the energy sector, which fell by 2.2% during the last fiscal quarter, to the technology sector, which rose by 17.4%.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20061  (% of net assets)

Exxon Mobil	3.5%
General Electric	2.9
Bank of America	2.0
Citigroup	2.0
Microsoft	2.0
Procter & Gamble	1.7
Johnson & Johnson	1.6
Pfizer	1.6
American International Group	1.4
Altria Group	1.3
Sector Allocation as of October 31, 20061  (% of net assets)

Financials	21.8%
Information Technology	15.5
Healthcare	12.3
Industrials	10.8
Consumer Discretionary	10.4
Energy	9.5
Consumer Staples	9.4
Telecommunication Services	3.4
Utilities	3.4
Materials	2.9
Short-Term Investments	0.8
Other Assets and Liabilities, Net[2]	(0.2)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
2      First American Funds Annual Report 2006

Equity Index fund continued
Annual Performance1

	October 31, 2006					September 30, 2006*

				Since Inception					Since Inception

	1 year	5 years	10 years	2/01/1999	9/24/2001	1 year	5 years	10 years	2/01/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	9.42%	5.48%	7.42%	—	—	4.22%	5.22%	7.36%	—	—

Class B	9.94%	5.57%	7.22%	—	—	4.43%	5.29%	7.16%	—	—

Class C	13.93%	5.88%	—	1.26%	—	8.45%	5.61%	—	0.86%	—
Average annual return without sales charge (NAV)
Class A	15.76%	6.68%	8.02%	—	—	10.29%	6.41%	7.97%	—	—

Class B	14.94%	5.89%	7.22%	—	—	9.43%	5.61%	7.16%	—	—

Class C	14.93%	5.88%	—	1.26%	—	9.45%	5.61%	—	0.86%	—

Class R	15.47%	6.55%	—	—	7.57%	10.00%	6.28%	—	—	7.04%

Class Y	16.07%	6.96%	8.29%	—	—	10.57%	6.68%	8.24%	—	—

S&P 500 Index[2]	16.34%	7.26%	8.64%	2.63%	8.29%	10.79%	6.97%	8.59%	2.23%	7.74%

Value of $10,000 Investment1, 3  as of October 31, 2006

Equity Index Fund, Class A (NAV)	$22,213

Equity Index Fund, Class A (POP)	$20,993

Equity Index Fund, Class Y	$22,789

S&P 500 Index[2]	$23,534

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 09/30/1996 to 10/31/2006) as compared to the S&P 500 Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.
Mutual fund investing involves risk; principal loss is possible. Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.
Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

[2]	An unmanaged, market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

[3]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds Annual Report 2006       3

Equity Index fund continued
Expense Example
As a shareholder of the Equity Index Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2]	$1,000.00	$1,058.60	$3.22

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.16

Class B Actual[2]	$1,000.00	$1,054.90	$7.10

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.97

Class C Actual[2]	$1,000.00	$1,054.50	$7.09

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.97

Class R Actual[2]	$1,000.00	$1,057.00	$4.51

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

Class Y Actual[2]	$1,000.00	$1,059.60	$1.92

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.89

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.62%, 1.37%, 1.37%, 0.87%, and 0.37% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of 5.86%, 5.49%, 5.45%, 5.70%, and 5.96% for Class A, Class B, Class C, Class R, and Class Y, respectively.
4      First American Funds Annual Report 2006

Mid Cap Index fund
Investment Objective: to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Index* (“S&P MidCap 400 Index”)
How did the fund perform for the fiscal year ended October 31, 2006?
The First American Mid Cap Index Fund (the “fund”), Class Y shares, returned 13.05% for the fiscal year ended October 31, 2006 (Class A shares returned 12.70% without taking the sales charge into account). By comparison, the fund’s benchmark, the S&P MidCap 400 Index, returned 13.43% for the same period.
General economic and market conditions
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (the “Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 earnings of S&P 500 companies advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006.
Fund overview
The fund is invested to replicate the S&P MidCap 400 Index as closely as possible with consideration given to turnover costs and fees. As a result, the fund performed very similarly to the index. The index includes stocks that reflect the risk and return characteristics of the broader mid-cap universe. Mid-cap stocks are now being recognized as an independent asset class and the capitalization range of this index covers about 10% of the U.S. equities market.
The best-performing sectors during the fiscal year were telecommunications and technology, having risen by 28% and 20%, respectively. Even the weakest-performing sectors over the same period – healthcare and consumer discretionary – posted gains, rising by 4% and 5%, respectively. Since August, market leadership has passed from the energy sector, which fell by 6.9% during the last fiscal quarter, to the telecommunications sector, which rose by 19.3%.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20061  (% of net assets)

First American Prime Obligations Fund, Class Z	2.7%
Peabody Energy	1.0
Cognizant Technology Solutions	0.9
Expeditors International of Washington	0.9
Precision Castparts	0.8
Noble Energy	0.7
ENSCO International	0.7
C.H. Robinson Worldwide	0.6
Varian Medical Systems	0.6
Microchip Technology	0.6
Sector Allocation as of October 31, 20061  (% of net assets)

Financials	18.0%
Industrials	15.5
Information Technology	14.9
Consumer Discretionary	13.7
Healthcare	10.3
Utilities	8.2
Energy	7.2
Materials	6.1
Consumer Staples	2.1
Telecommunication Services	0.5
Short-Term Investments	3.0
Other Assets and Liabilities, Net[2]	0.5

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds Annual Report 2006       5

Mid Cap Index fund continued
Annual Performance1

	October 31, 2006					September 30, 2006*

			Since Inception					Since Inception

	1 year	5 years	11/04/99	11/27/2000	9/24/2001	1 year	5 years	11/04/99	11/27/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	6.47%	10.95%	9.00%	—	—	0.12%	10.98%	8.49%	—	—

Class B	6.87%	11.15%	9.10%	—	—	0.16%	11.18%	8.60%	—	—

Class C	10.96%	11.38%	—	—	12.77%	4.13%	11.39%	—	—	12.10%
Average annual return without sales charge (NAV)
Class A	12.70%	12.21%	9.89%	—	—	5.92%	12.25%	9.38%	—	—

Class B	11.87%	11.41%	9.10%	—	—	5.10%	11.44%	8.60%	—	—

Class C	11.96%	11.38%	—	—	12.77%	5.12%	11.39%	—	—	12.10%

Class R	12.40%	12.07%	—	7.90%	—	5.69%	12.10%	—	7.29%	—

Class Y	13.05%	12.51%	10.16%	—	—	6.18%	12.53%	9.65%	—	—

S&P MidCap 400 Index[2]	13.43%	13.03%	11.00%	8.98%	14.47%	6.56%	13.08%	10.49%	8.36%	13.81%

Value of $10,000 Investment1, 3  as of October 31, 2006

Mid Cap Index Fund, Class A (NAV)	$19,331

Mid Cap Index Fund, Class A (POP)	$18,271

Mid Cap Index Fund, Class Y	$19,674

S&P MidCap 400 Index[2]	$20,749

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 11/04/1999 to 10/31/2006) as compared to the S&P MidCap 400 Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.
Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.
Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.
Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

[2]	An unmanaged, market value-weighted index of 400 mid-cap companies.

[3]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
6      First American Funds Annual Report 2006

Mid Cap Index fund continued
Expense Example
As a shareholder of the Mid Cap Index Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2]	$1,000.00	$980.70	$3.74

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

Class B Actual[2]	$1,000.00	$977.10	$7.48

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

Class C Actual[2]	$1,000.00	$977.60	$7.48

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

Class R Actual[2]	$1,000.00	$979.70	$4.99

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

Class Y Actual[2]	$1,000.00	$982.00	$2.50

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.50%, 1.50%, 1.00%, and 0.50% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of -1.93%, -2.29%, -2.24%, -2.03%, and -1.80% for Class A, Class B, Class C, Class R, and Class Y, respectively.
First American Funds Annual Report 2006       7

Small Cap Index fund
Investment Objective: to provide investment results that correspond to the performance of the Russell 2000 Index*
How did the fund perform for the fiscal year ended October 31, 2006?
The First American Small Cap Index Fund (the “fund”), Class Y shares, returned 19.32% for the fiscal year ended October 31, 2006 (Class A shares returned 19.02% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Index*, returned 19.98% for the same period.
General economic and market conditions
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (the “Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 earnings of S&P 500 companies advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006.
Fund overview
The fund is invested to replicate the Russell 2000 Index as closely as possible with consideration given to turnover costs and fees. The index includes the traded shares of U.S. companies ranked 1,001 through 3,000 in size, thereby skipping large- and mid-capitalization names in the list of investable companies.
The best-performing sectors during the fiscal year were materials and telecommunications, having risen by 43% and 33% respectively. Even the weakest-performing sector over the same period – healthcare – posted gains, rising by 13%. Since August, market leadership has passed from the energy sector, which fell by 2.4% during the last fiscal quarter, to the telecommunications sector, which rose by 17.2%.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20061  (% of net assets)

First American Prime Obligations Fund, Class Z	1.6%
Veritas DGC	0.2
Phillips Van-Heusen	0.2
Hologic	0.2
Big Lots	0.2
Polycom	0.2
Time Warner Telecom, Class A	0.2
Alexandria Real Estate Equities – REIT	0.2
Sotheby’s Holdings, Class A	0.2
Digital River	0.2
Sector Allocation as of October 31, 20061  (% of net assets)

Financials	21.9%
Information Technology	18.1
Consumer Discretionary	15.0
Industrials	14.1
Healthcare	12.0
Energy	5.0
Materials	4.8
Utilities	2.9
Consumer Staples	2.8
Telecommunication Services	1.5
Short-Term Investments	1.8
Other Assets and Liabilities, Net[2]	0.1

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
8      First American Funds Annual Report 2006

Small Cap Index fund continued
Annual Performance1

	October 31, 2006					September 30, 2006*

			Since Inception					Since Inception

	1 year	5 years	12/30/1998	12/11/2000	9/24/2001	1 year	5 years	12/30/1998	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	12.49%	11.05%	8.84%	—	—	3.08%	11.16%	8.16%	—	—

Class B	13.07%	11.15%	—	8.19%	—	3.31%	11.25%	—	7.30%	—

Class C	17.15%	11.48%	—	—	13.01%	7.26%	11.58%	—	—	12.01%
Average annual return without sales charge (NAV)
Class A	19.02%	12.32%	9.63%	—	—	9.09%	12.42%	8.95%	—	—

Class B	18.07%	11.41%	—	8.31%	—	8.31%	11.51%	—	7.43%	—

Class C	18.15%	11.48%	—	—	13.01%	8.26%	11.58%	—	—	12.01%

Class R	18.75%	12.08%	9.43%	—	—	8.80%	12.20%	8.76%	—	—

Class Y	19.32%	12.55%	9.83%	—	—	9.36%	12.63%	9.15%	—	—

Russell 2000 Index[2]	19.98%	13.76%	9.63%	9.38%	15.38%	9.92%	13.78%	8.95%	8.48%	14.38%

Value of $10,000 Investment 1, 3  as of October 31, 2006

Small Cap Index Fund, Class A (NAV)	$20,552

Small Cap Index Fund, Class A (POP)	$19,425

Small Cap Index Fund, Class Y	$20,846

Russell 2000 Index[2]	$20,559

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 12/30/1998 to 10/31/2006) as compared to the Russell 2000 Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.
Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.
Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.
Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.
On September 24, 2001, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on December 11, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

[2]	An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

[3]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds Annual Report 2006       9

Small Cap Index fund continued
Expense Example
As a shareholder of the Small Cap Index Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2]	$1,000.00	$1,004.80	$4.19

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23

Class B Actual[2]	$1,000.00	$1,000.90	$7.97

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03

Class C Actual[2]	$1,000.00	$1,001.10	$7.97

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03

Class R Actual[2]	$1,000.00	$1,003.80	$5.45

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50

Class Y Actual[2]	$1,000.00	$1,006.10	$2.93

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.28	$2.96

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.83%, 1.58%, 1.58%, 1.08%, and 0.58% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of 0.48%, 0.09%, 0.11%, 0.38%, and 0.61% for Class A, Class B, Class C, Class R, and Class Y, respectively.
10      First American Funds Annual Report 2006

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
First American Investment Funds, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Equity Index, Mid Cap Index, and Small Cap Index funds (series of First American Investment Funds, Inc.) (the “funds”) as of October 31, 2006, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designating audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of October 31, 2006 and confirmation of the securities held by correspondence with brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights as referred to above present fairly, in all material respects, the financial position of the funds listed above of First American Investment Funds, Inc. at October 31, 2006, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.
Minneapolis, Minnesota
December 19, 2006
First American Funds Annual Report 2006       11

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Equity Index Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.4%
Consumer Discretionary – 10.4%
Amazon.com (a) (b)	54,922	$2,092
Apollo Group, Class A (a) (b)	25,814	954
Autonation (a) (b)	29,603	594
Autozone (a) (b)	9,784	1,096
Bed Bath & Beyond (a) (b)	52,777	2,126
Best Buy (a)	77,865	4,302
Big Lots (a) (b)	20,291	428
Black & Decker (a)	13,904	1,166
Brunswick (a)	16,568	522
Carnival (a)	76,722	3,746
CBS, Class B (a)	137,348	3,975
Centex	22,679	1,186
Circuit City Stores	36,058	973
Clear Channel Communications	84,101	2,931
Coach (a) (b)	67,173	2,663
Comcast, Class A (a) (b)	387,446	15,757
D.R. Horton (a)	48,214	1,130
Darden Restaurants (a)	24,131	1,011
Dillard’s, Class A (a)	10,905	329
Dollar General	53,311	748
Dow Jones & Company	10,446	367
Eastman Kodak	50,541	1,233
Family Dollar Stores (a)	27,499	810
Federated Department Stores (a)	95,455	4,191
Ford Motor (a)	334,787	2,772
Fortune Brands	25,608	1,971
Gannett	42,499	2,513
Gap	101,752	2,139
General Motors (a)	102,540	3,581
Genuine Parts (a)	30,734	1,399
Goodyear Tire & Rubber (a) (b)	31,590	484
Harley-Davidson (a)	48,666	3,340
Harman International Industries (a)	11,134	1,140
Harrah’s Entertainment	27,598	2,051
Hasbro	28,122	729
Hilton Hotels (a)	66,236	1,916
Home Depot (a)	372,536	13,907
International Game Technology (a)	59,662	2,536
Interpublic Group of Companies (a) (b)	75,198	820
J.C. Penney (a)	42,160	3,172
Johnson Controls (a)	33,374	2,721
Jones Apparel Group	20,723	692
KB Home	13,879	624
Kohl’s (b)	55,126	3,892
Leggett & Platt	32,600	761
Lennar	24,855	1,180
Limited (a)	61,691	1,818
Liz Claiborne (a)	18,904	797
Lowe’s (a)	274,537	8,275
Marriott International, Class A (a)	58,337	2,437
Mattel	71,647	1,621
McDonald’s	224,128	9,395
McGraw-Hill	67,776	4,349
New York Times, Class A (a)	25,693	621
Newell Rubbermaid (a)	48,389	1,393
News (a)	433,706	9,043
Nike, Class B (a)	33,673	3,094
Nordstrom (a)	39,949	1,892
Office Depot (a) (b)	56,017	2,352
Officemax	12,522	596
Omnicom Group (a)	31,981	3,244
Pulte Homes (a)	38,208	1,184
RadioShack (a)	23,842	425
Sears (a) (b)	16,424	2,865
Sherwin-Williams (a)	21,613	1,280
Snap-On	10,387	488
Stanley Works (a)	14,433	688
Staples (a)	129,560	3,341
Starbucks (a) (b)	136,125	5,139
Starwood Hotels & Resorts Worldwide	37,803	2,258
Target (a)	155,776	9,219
Tiffany & Company (a)	26,158	934
Time Warner (a)	787,760	15,763
TJX	77,732	2,250
Tribune (a)	53,652	1,788
Univision Communications, Class A (a) (b)	45,361	1,590
V.F.	15,609	1,186
Viacom, Class B (b)	136,006	5,293
Walt Disney (a)	355,771	11,193
Wendy’s International	20,021	693
Whirlpool (a)	13,924	1,210
Wyndham Worldwide (b)	36,337	1,072
Yum! Brands	48,480	2,883

		232,339

Consumer Staples – 9.4%
Alberto-Culver, Class B	13,374	679
Altria Group	369,122	30,021
Anheuser-Busch	137,503	6,520
Archer-Daniels-Midland (a)	116,664	4,492
Avon Products (a)	84,113	2,558
Brown-Forman, Class B	10,064	726
Campbell Soup	32,974	1,233
Clorox	26,688	1,723
Coca-Cola Enterprises (a)	41,053	822
Coca-Cola	370,821	17,325
Colgate-Palmolive	91,775	5,871
ConAgra Foods (a)	93,818	2,453
Constellation Brands, Class A (b)	32,764	901
Costco Wholesale	83,610	4,463
CVS	141,161	4,430
Dean Foods (b)	5,816	244
Estee Lauder, Class A (a)	9,746	394
General Mills (a)	58,391	3,318
H.J. Heinz	59,268	2,499
Hershey Foods (a)	32,098	1,698
Kellogg (a)	45,564	2,292
Kimberly-Clark (a)	82,802	5,508
Kroger (a)	128,233	2,884
McCormick	23,721	887
Molson Coors Brewing (a)	11,180	796
Pepsi Bottling	24,437	773
PepsiCo	297,435	18,869
Procter & Gamble	588,054	37,277
Reynolds American (a)	30,670	1,937
Safeway (a)	79,477	2,333
Sara Lee	134,514	2,300
SUPERVALU (a)	35,835	1,197
Sysco (a)	116,923	4,090
Tyson Foods, Class A (a)	44,787	647
UST (a)	28,978	1,552
Walgreen	179,241	7,829
Wal-Mart Stores	442,395	21,801
Whole Foods Market (a)	23,013	1,469
Wrigley, William Jr. (a)	36,744	1,909

		208,720

The accompanying notes are an integral part of the financial statements.
12      First American Funds Annual Report 2006

Equity Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Energy – 9.5%
Anadarko Petroleum (a)	85,273	$3,958
Apache (a)	59,257	3,871
Baker Hughes	60,541	4,180
BJ Services (a)	53,297	1,607
Chesapeake Energy (a)	65,317	2,119
ChevronTexaco (a)	395,883	26,603
ConocoPhillips	295,165	17,781
Consol Energy	31,678	1,121
Devon Energy (a)	81,733	5,463
El Paso (a)	116,068	1,590
EOG Resources (a)	43,302	2,881
Exxon Mobil	1,082,174	77,289
Halliburton (a)	182,521	5,905
Hess (a)	43,031	1,825
Kinder Morgan	15,162	1,594
Marathon Oil	62,889	5,434
Murphy Oil	27,820	1,312
Nabors Industries (a) (b)	52,419	1,619
National-Oilwell Varco (a) (b)	31,039	1,875
Noble	24,532	1,720
Occidental Petroleum	145,648	6,837
Rowan (a)	19,649	656
Schlumberger (a)	208,631	13,160
Smith International (a)	34,370	1,357
Sunoco	24,137	1,596
Transocean (a) (b)	58,815	4,266
Valero Energy	109,198	5,714
Weatherford International (b)	60,866	2,500
Williams	106,027	2,590
XTO Energy (a)	65,196	3,042

		211,465

Financials – 21.8%
ACE	52,453	3,003
AFLAC	88,638	3,982
Allstate (a)	124,774	7,656
Ambac Financial Group	19,276	1,609
American Express	219,187	12,671
American International Group	463,664	31,144
Ameriprise Financial	41,625	2,144
AmSouth Bancorp	61,755	1,866
AON	57,403	1,997
Apartment Investment & Management – REIT (a)	17,500	1,003
Archstone-Smith Trust – REIT (a)	35,680	2,148
Bank of America	839,970	45,249
Bank of New York (a)	136,400	4,688
BB&T (a)	96,035	4,179
Bear Stearns (a)	19,101	2,891
Boston Properties – REIT (a)	19,864	2,122
Capital One Financial	51,938	4,120
CB Richard Ellis Group (b)	11,032	331
Charles Schwab	180,279	3,285
Chicago Mercantile Exchange (a)	6,219	3,116
Chubb	65,525	3,483
Cincinnati Financial	27,919	1,275
CIT Group	35,750	1,861
Citigroup	901,446	45,217
Comerica	29,292	1,705
Commerce Bancorp (a)	32,834	1,147
Compass Bancshares	16,432	924
Countrywide Financial	106,376	4,055
E*TRADE Financial (b)	76,433	1,779
Equity Office Properties Trust – REIT (a)	74,397	3,162
Equity Residential Properties Trust – REIT (a)	51,087	2,790
Fannie Mae	171,419	10,158
Federated Investors, Class B	15,000	514
Fifth Third Bancorp (a)	98,257	3,916
First Horizon National	22,217	874
Franklin Resources	26,394	3,008
Freddie Mac	122,034	8,419
Genworth Financial, Class A (a)	59,465	1,989
Goldman Sachs Group (a)	77,559	14,720
Hartford Financial Services Group (a)	51,527	4,492
Huntington Bancshares	37,746	921
J.P. Morgan Chase (a)	626,992	29,745
Janus Capital Group (a)	42,774	859
KeyCorp	72,248	2,683
Kimco Realty – REIT (a)	38,414	1,707
Legg Mason (a)	22,315	2,009
Lehman Brothers Holdings (a)	95,694	7,449
Lincoln National (a)	53,334	3,377
Loew’s	72,057	2,804
M&T Bank (a)	14,136	1,722
Marsh & McLennan (a)	93,679	2,758
Marshall & Ilsley (a)	36,966	1,772
MBIA (a)	23,870	1,480
Mellon Financial	76,322	2,961
Merrill Lynch	162,736	14,226
Metlife	135,187	7,723
MGIC Investment	17,723	1,041
Moody’s (a)	43,988	2,916
Morgan Stanley	191,816	14,661
National City (a)	97,667	3,638
North Fork Bancorp	83,915	2,398
Northern Trust (a)	32,856	1,929
Plum Creek Timber – REIT	32,843	1,180
PNC Financial Services	49,147	3,442
Principal Financial Group (a)	57,950	3,274
Progressive	142,099	3,435
Prologis – REIT (a)	37,273	2,358
Prudential Financial (a)	91,424	7,033
Public Storage – REIT (a)	16,198	1,453
Realogy (a) (b)	39,544	1,019
Regions Financial	81,119	3,079
SAFECO	22,167	1,290
Simon Property Group – REIT (a)	35,752	3,472
SLM	73,936	3,599
Sovereign Bancorp	66,829	1,595
St. Paul Travelers Companies	121,437	6,209
State Street	63,395	4,072
SunTrust Banks	60,781	4,801
Synovus Financial (a)	52,858	1,553
T. Rowe Price Group (a)	44,500	2,105
Torchmark	18,400	1,135
U.S. Bancorp (a) (c)	321,909	10,893
UnumProvident	61,091	1,208
Vornado Realty Trust – REIT	21,613	2,577
Wachovia (a)	322,022	17,872
Washington Mutual	174,842	7,396
Wells Fargo	592,220	21,492
XL Capital Limited, Class A (a)	29,071	2,051
Zions Bancorporation	15,573	1,252

		486,316

Healthcare – 12.3%
Abbott Laboratories	277,154	13,168
Aetna	103,608	4,271
Allergan (a)	22,848	2,639
AmerisourceBergen (a)	37,452	1,768
Amgen (a) (b)	217,631	16,520
Applied Biosystems Group – Applera	35,032	1,307
Barr Pharmaceuticals (b)	14,896	780
Bausch & Lomb (a)	9,756	522
Baxter International	109,980	5,056
First American Funds Annual Report 2006       13

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Equity Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Becton, Dickinson & Company (a)	44,792	$3,137
Biogen IDEC (a) (b)	60,077	2,860
Biomet (a)	44,127	1,670
Boston Scientific (a) (b)	216,600	3,446
Bristol-Myers Squibb	344,369	8,523
C.R. Bard (a)	18,480	1,515
Cardinal Health	76,828	5,028
Caremark Rx (a)	79,792	3,928
Celgene (b)	12,772	683
CIGNA	22,477	2,629
Coventry Health Care (b)	29,313	1,376
Eli Lilly	180,324	10,100
Express Scripts (b)	25,964	1,654
Fisher Scientific International (b)	21,926	1,877
Forest Laboratories, Class A (a) (b)	59,929	2,933
Genzyme (a) (b)	44,044	2,973
Gilead Sciences (a) (b)	77,809	5,361
HCA (a)	74,190	3,748
Health Management Associates, Class A (a)	42,190	831
Hospira (b)	29,188	1,061
Humana (a) (b)	29,352	1,761
IMS Health	41,417	1,153
Johnson & Johnson	527,571	35,558
King Pharmaceuticals (a) (b)	43,863	734
Laboratory Corporation of America (a) (b)	23,738	1,626
Manor Care	14,083	676
McKesson HBOC	53,881	2,699
Medco Health Solutions (a) (b)	54,446	2,913
Medimmune (a) (b)	44,122	1,414
Medtronic (a)	213,882	10,412
Merck (a)	388,811	17,660
Millipore (a) (b)	8,806	568
Mylan Laboratories (a)	38,705	793
Patterson Companies (a) (b)	24,631	809
PerkinElmer	23,733	507
Pfizer	1,312,442	34,977
Quest Diagnostics (a)	29,529	1,469
Schering-Plough	260,962	5,778
St. Jude Medical (a) (b)	65,149	2,238
Stryker (a)	51,914	2,715
Tenet Healthcare (a) (b)	83,901	592
Thermo Electron (a) (b)	28,805	1,235
UnitedHealth Group	232,872	11,359
Watson Pharmaceuticals (a) (b)	19,471	524
Wellpoint (a) (b)	111,874	8,538
Wyeth Pharmaceuticals	236,615	12,074
Zimmer Holdings (a) (b)	44,016	3,170

		275,316

Industrials – 10.8%
3M	140,103	11,046
Allied Waste Industries (b)	38,098	463
American Power Conversion (a)	30,754	930
American Standard (a)	31,703	1,404
Avery Dennison	18,965	1,197
Boeing	146,244	11,679
Burlington Northern Santa Fe (a)	66,172	5,130
Caterpillar	121,133	7,354
Cintas (a)	24,476	1,013
Cooper Industries	16,520	1,478
CSX (a)	78,556	2,802
Cummins (a)	7,285	925
Danaher (a)	42,021	3,016
Deere & Company (a)	42,762	3,640
Dover	30,148	1,432
Eaton	26,202	1,898
Emerson Electric	73,538	6,207
Equifax	23,126	879
FedEx (a)	52,915	6,061
Fluor (a)	14,289	1,121
General Dynamics (a)	69,396	4,934
General Electric	1,867,893	65,582
Goodrich	21,156	933
H&R Block (a)	64,216	1,404
Honeywell International (a)	152,226	6,412
Illinois Tool Works	72,513	3,476
Ingersoll-Rand, Class A	58,611	2,152
ITT Industries	32,593	1,773
L-3 Communications Holdings	18,107	1,458
Lockheed Martin	63,132	5,488
Masco (a)	75,204	2,079
Monster Worldwide (a) (b)	22,884	927
Navistar International (a) (b)	10,998	305
Norfolk Southern	73,225	3,849
Northrop Grumman	62,988	4,182
Paccar	44,995	2,664
Pall	21,889	698
Parker Hannifin	20,800	1,739
Pitney Bowes (a)	32,076	1,498
R.R. Donnelley & Sons	38,494	1,303
Raytheon	78,677	3,930
Robert Half International	30,466	1,114
Rockwell Automation (a)	30,324	1,880
Rockwell Collins	31,450	1,827
Ryder System (a)	11,182	589
Southwest Airlines (a)	129,560	1,947
Textron	23,580	2,144
Tyco International	356,414	10,489
Union Pacific	45,174	4,094
United Parcel Service, Class B (a)	191,424	14,424
United Technologies (a)	181,416	11,923
W.W. Grainger	15,118	1,100
Waste Management	97,176	3,642

		241,634

Information Technology – 15.5%
ADC Telecommunications (b)	20,899	299
Adobe Systems (a) (b)	106,732	4,082
Advanced Micro Devices (a) (b)	85,442	1,817
Affiliated Computer Services, Class A (a) (b)	23,431	1,253
Agilent Technologies (b)	75,909	2,702
Altera (a) (b)	64,220	1,184
Analog Devices	65,000	2,068
Apple Computer (a) (b)	149,889	12,153
Applied Materials	287,757	5,004
Autodesk (a) (b)	40,872	1,502
Automatic Data Processing	103,447	5,114
Avaya (a) (b)	81,979	1,050
BMC Software (a) (b)	38,338	1,162
Broadcom, Class A (a) (b)	80,671	2,442
CA	73,973	1,832
Ciena (b)	15,107	355
Cisco Systems (a) (b)	1,088,007	26,254
Citrix Systems (a) (b)	32,471	959
Computer Sciences (b)	30,381	1,606
Compuware (b)	70,632	568
Comverse Technology (b)	36,011	784
Convergys (b)	24,953	529
Corning (b)	277,659	5,673
Dell (a) (b)	417,129	10,149
eBay (a) (b)	203,303	6,532
Electronic Arts (a) (b)	53,192	2,813
The accompanying notes are an integral part of the financial statements.
14      First American Funds Annual Report 2006

Equity Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Electronic Data Systems	86,562	$2,193
EMC (b)	423,576	5,189
First Data	139,956	3,394
Fiserv (a) (b)	32,887	1,625
Freescale Semiconductor, Class B (a) (b)	70,667	2,779
Google, Class A (a) (b)	37,284	17,762
Hewlett-Packard (a)	510,340	19,771
IBM	279,915	25,845
Intel	1,046,306	22,328
Intuit (a) (b)	62,703	2,213
Jabil Circuit (a)	32,352	929
JDS Uniphase (a) (b)	37,682	547
Juniper Networks (a) (b)	100,854	1,737
KLA-Tencor (a)	34,281	1,686
Lexmark International Group, Class A (a) (b)	20,732	1,318
Linear Technology	53,978	1,680
LSI Logic (a) (b)	68,546	689
Lucent Technologies (a) (b)	798,618	1,941
Maxim Integrated Products (a)	58,075	1,743
Micron Technology (a) (b)	107,026	1,546
Microsoft	1,527,871	43,865
Molex	25,574	892
Motorola (a)	436,072	10,056
National Semiconductor (a)	63,410	1,540
NCR (b)	32,528	1,351
Network Appliance (a) (b)	66,112	2,413
Novell (b)	67,805	407
Novellus Systems (a) (b)	23,653	654
NVIDIA (a) (b)	60,768	2,119
Oracle (a) (b)	712,720	13,164
Parametric Technology (a) (b)	19,271	377
Paychex	59,377	2,344
PMC-Sierra (a) (b)	36,808	244
QLogic (b)	28,647	590
QUALCOMM (a)	291,016	10,590
Sabre Holdings, Class A (a)	25,645	652
SanDisk (a) (b)	34,821	1,675
Sanmina – SCI (b)	94,987	375
Seagate Technology, Escrow Shares (b) (d)	44,886	—
Solectron (b)	163,013	544
Sun Microsystems (a) (b)	623,526	3,386
Symantec (a) (b)	193,324	3,835
Symbol Technologies (a)	44,987	672
Tektronix	14,911	453
Tellabs (b)	81,244	856
Teradyne (a) (b)	34,430	483
Texas Instruments	288,408	8,704
Unisys (b)	58,690	384
VeriSign (a) (b)	40,899	846
Waters (b)	19,660	979
Western Union (b)	139,956	3,086
Xerox (b)	170,056	2,891
Xilinx	61,409	1,566
Yahoo! (a) (b)	220,984	5,821

		344,615

Materials – 2.9%
Air Products and Chemicals	40,195	2,800
Alcoa	154,694	4,472
Allegheny Technologies (a)	17,224	1,356
Ashland	12,668	749
Ball	12,519	521
Bemis	18,768	631
Dow Chemical	173,674	7,084
E.I. Du Pont de Nemours (a)	163,687	7,497
Eastman Chemical (a)	13,318	811
Ecolab (a)	32,668	1,481
Freeport McMoran Copper & Gold, Class B	32,538	1,968
Hercules (b)	19,511	355
International Flavors & Fragrances	12,608	536
International Paper (a)	80,407	2,681
Louisiana Pacific	19,377	383
MeadWestvaco	32,333	890
Monsanto	96,554	4,270
Newmont Mining	79,942	3,619
NuCor (a)	58,123	3,395
Pactiv (b)	26,536	818
Phelps Dodge	35,956	3,609
PPG Industries	29,957	2,049
Praxair (a)	58,378	3,517
Rohm & Haas	25,643	1,329
Sealed Air (a)	14,543	866
Sigma-Aldrich (a)	11,912	895
Temple-Inland (a)	20,740	818
United States Steel (a)	20,624	1,394
Vulcan Materials (a)	18,051	1,471
Weyerhaeuser	42,425	2,698

		64,963

Telecommunication Services – 3.4%
ALLTEL (a)	64,031	3,413
AT&T (a)	691,769	23,693
BellSouth	324,074	14,616
CenturyTel (a)	23,336	939
Citizens Communications (a)	56,707	831
Embarq	26,154	1,265
Qwest Communications International (a) (b)	282,928	2,442
Sprint (a)	523,094	9,777
Verizon Communications (a)	501,447	18,553
Windstream (a)	78,205	1,073

		76,602
Utilities – 3.4%
AES (b)	118,343	2,602
Allegheny Energy (b)	28,878	1,243
Ameren (a)	33,780	1,828
American Electric Power	69,774	2,891
Centerpoint Energy (a)	53,932	835
CMS Energy (a) (b)	39,554	589
Consolidated Edison (a)	40,254	1,946
Constellation Energy (a)	29,956	1,869
Dominion Resources (a)	61,431	4,975
DTE Energy (a)	29,462	1,338
Duke Energy	213,849	6,766
Dynegy (b)	67,674	411
Edison International	57,496	2,555
Entergy	40,718	3,495
Exelon (a)	120,967	7,498
FirstEnergy	58,211	3,426
FPL Group (a)	70,082	3,574
KeySpan	31,608	1,283
NICOR (a)	8,006	368
NiSource	46,130	1,073
People’s Energy (a)	6,883	301
PG&E (a)	68,251	2,944
Pinnacle West Capital	15,933	762
PPL	64,370	2,222
Progress Energy – Contingent Value Obligation (b)	7,906	2
Progress Energy (a)	43,363	1,995
Public Service Enterprises	42,188	2,576
Sempra Energy (a)	46,148	2,448
Southern	131,317	4,780
TECO Energy	35,126	579
First American Funds Annual Report 2006       15

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Equity Index Fund (concluded)
DESCRIPTION	PAR/SHARES	VALUE

TXU	91,047	$5,748
Xcel Energy (a)	72,636	1,603

		76,525

Total Common Stocks
(Cost $1,396,905)		2,218,495

Short-Term Investments – 0.8%
Money Market Fund – 0.7%
First American Prime Obligations Fund, Class Z (c) (e)	14,837,605	14,838

U.S. Treasury Obligation – 0.1%
U.S. Treasury Bill 4.940%, 03/01/2007 (f)	$3,000	2,951

Total Short-Term Investments
(Cost $17,789)		17,789

Investments Purchased with Proceeds from Securities Lending (g) – 16.0%
(Cost $357,390)		357,390

Total Investments – 116.2%
(Cost $1,772,084)		2,593,674

Other Assets and Liabilities, Net – (16.2)%		(361,373)

Total Net Assets – 100.0%		$2,232,301

(a)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $345,441 at October 31, 2006. See note 2 in Notes to Financial Statements.

(b)	Non-income producing security.

(c)	Investment in affiliated security. As of October 31, 2006, the market value of these investments was $25,731 or 1.2% of total net assets. See notes 3 and 4 in Notes to Financial Statements.

(d)	Security is fair valued and illiquid. As of October 31, 2006, the market value of this investment was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(e)	This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(f)	Security has been deposited as initial margin on open futures contracts. Yield shown is the effective yield as of October 31, 2006. See note 2 in Notes to Financial Statements.

(g)	The fund may loan securities in return for collateral in the form of cash, U.S. government securities, or other high grade debt obligations. The cash collateral is invested in money market funds and various short term, high quality debt obligations, such as repurchase agreements, commercial paper, and other corporate obligations. See note 2 in Notes to Financial Statements.
REIT – Real Estate Investment Trust
Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract	Settlement	Unrealized
Description	Purchased	Value	Month	Appreciation

S&P 500 Index Futures	40	$13,832	December 2006	$592

Mid Cap Index Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 96.5%
Consumer Discretionary – 13.7%
99 Cents Only Stores (a)	16,427	$197
Abercrombie & Fitch, Class A (b)	27,474	2,106
Advanced Auto Parts	32,789	1,148
Aeropostale (a) (b)	17,278	506
American Eagle Outfitters (b)	41,825	1,916
American Greetings, Class A (b)	18,149	434
AnnTaylor Stores (a) (b)	23,109	1,017
Applebee’s International (b)	24,247	553
ArvinMeritor (b)	22,354	336
Bandag (b)	3,726	164
Barnes & Noble	16,736	691
Beazer Homes USA (b)	13,426	582
Belo, Class A (b)	27,396	480
BLYTH	8,577	205
Bob Evans Farms	11,552	392
Borders Group (b)	19,352	398
BorgWarner (b)	17,898	1,029
Boyd Gaming	13,199	521
Brinker International	25,802	1,198
Callaway Golf (b)	20,900	281
CarMax (a) (b)	33,278	1,474
Catalina Marketing, Class C	11,410	289
CBRL Group	9,935	436
Charming Shoppes (a)	33,352	494
Cheesecake Factory (a) (b)	24,966	705
Chico’s FAS (a) (b)	54,768	1,311
Claire’s Stores (b)	29,696	842
Coldwater Creek (a) (b)	19,058	581
Corinthian Colleges (a)	27,258	334
DeVry (a)	18,614	453
Dollar Tree Stores (a) (b)	31,810	989
Entercom Communications (b)	8,682	240
Foot Locker	48,531	1,125
Furniture Brands International (b)	15,502	288
Gamestop, Class A (a) (b)	23,066	1,178
Gentex	45,800	729
Hanesbrands (a)	29,363	693
Harte-Hanks	15,522	392
Hovnanian Enterprises, Class A (a) (b)	11,385	351
International Speedway, Class A	11,184	581
Laureate Education (a) (b)	15,821	834
Lear (b)	21,350	645
Lee Enterprises (b)	14,461	413
M.D.C. Holdings (b)	9,471	472
Media General, Class A	7,646	284
Modine Manufacturing	10,641	253
Mohawk Industries (a) (b)	16,804	1,222
O’Reilly Automotive (a) (b)	34,892	1,127
OSI Restaurant Partners (b)	20,706	689
Pacific Sunwear of California (a)	21,626	381
Payless ShoeSource (a)	20,499	548
PETsMART (b)	44,632	1,285
Pier 1 Imports (b)	27,296	179
Polo Ralph Lauren	19,328	1,372
Reader’s Digest Association, Class A	31,325	450
Regis	14,391	540
Rent-A-Center (a)	22,038	634
Ross Stores	44,015	1,295
Ruby Tuesday (b)	19,226	534
Ryland Group (b)	13,621	626
Saks	44,156	854
Scholastic (a)	7,982	251
Scientific Games, Class A (a) (b)	20,511	575
The accompanying notes are an integral part of the financial statements.
16      First American Funds Annual Report 2006

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Strayer Education	3,123	$353
Thor Industries (b)	11,056	485
Timberland, Class A (a) (b)	16,225	468
Toll Brothers (a) (b)	37,613	1,087
Tupperware (b)	16,985	361
Urban Outfitters (a) (b)	35,051	613
Valassis Communications (a) (b)	15,129	227
Washington Post, Class B (b)	1,736	1,307
Westwood One	20,267	160
Williams-Sonoma (b)	35,394	1,204

		49,367

Consumer Staples – 2.1%
BJ’s Wholesale Club (a) (b)	20,244	580
Church & Dwight (b)	19,946	809
Energizer Holdings (a) (b)	18,290	1,429
Hansen Natural (a) (b)	18,848	598
Hormel Foods	22,697	820
JM Smucker	18,275	896
Lancaster Colony	7,345	298
PepsiAmericas	18,883	386
Ruddick (b)	10,693	302
Smithfield Foods (a)	30,027	807
Tootsie Roll Industries	8,236	262
Universal	7,392	272

		7,459

Energy – 7.2%
Arch Coal (b)	45,030	1,559
Cameron International (a) (b)	34,809	1,744
Denbury Resources (a) (b)	37,681	1,083
ENSCO International (b)	47,867	2,344
FMC Technologies (a) (b)	21,889	1,323
Forest Oil (a)	17,374	567
Grant Prideco (a) (b)	40,718	1,538
Hanover Compressor (a) (b)	32,182	596
Helmerich & Payne	32,813	786
Newfield Exploration (a)	40,448	1,650
Noble Energy (b)	55,085	2,679
Overseas Shipholding Group	9,250	579
Patterson-UTI Energy (b)	51,798	1,202
Pioneer Natural Resources (b)	38,904	1,585
Plains Exploration & Production (a)	24,190	1,023
Pogo Producing (b)	18,102	810
Pride International (a) (b)	50,275	1,388
Quicksilver Resources (a) (b)	17,221	590
Southwestern Energy (a) (b)	53,235	1,894
Tidewater (b)	18,201	905

		25,845

Financials – 18.0%
A.G. Edwards (b)	23,816	1,359
AMB Property – REIT	27,650	1,615
American Financial Group	14,468	692
AmeriCredit (a) (b)	39,197	1,002
AmerUs Group, Class A (b)	13,359	915
Arthur J. Gallagher (b)	27,108	755
Associated Banc-Corp	41,240	1,354
Astoria Financial	28,079	815
Bank of Hawaii (b)	16,313	851
Brown & Brown	35,350	1,034
Cathay General Bancorp	13,144	453
City National (b)	13,213	880
Colonial BancGroup	47,713	1,138
Cullen/Frost Bankers	14,981	811
Developers Diversified Realty – REIT (b)	34,611	2,108
Eaton Vance	39,629	1,230
Everest Re Group	19,479	1,932
Fidelity National Financial	55,170	1,230
Fidelity National Title Group	63,204	1,391
First American (b)	29,389	1,200
First Niagara Financial Group (b)	26,987	387
FirstMerit (b)	26,423	614
GATX (b)	16,236	707
Greater Bay Bancorp (b)	17,060	439
Hanover Insurance Group	15,893	721
HCC Insurance Holdings	35,565	1,197
Highwoods Properties – REIT (b)	17,659	675
Horace Mann Educators (b)	13,965	281
Hospitality Properties Trust – REIT (b)	22,867	1,108
IndyMac Bancorp (b)	20,577	935
Investors Financial Services (b)	20,660	812
Jefferies Group (b)	31,496	905
Leucadia National	50,600	1,334
Liberty Property Trust – REIT (b)	28,058	1,352
Macerich – REIT (b)	22,087	1,775
Mack-Cali Realty – REIT (b)	18,608	984
Mercantile Bankshares	39,148	1,765
Mercury General (b)	11,148	577
MoneyGram International	27,081	927
New Plan Excel Realty Trust – REIT (b)	33,133	954
New York Community Bancorp (b)	80,996	1,324
Ohio Casualty (b)	19,163	526
Old Republic International	71,752	1,617
PMI Group (b)	26,981	1,151
Potlatch – REIT	12,076	490
Protective Life	21,809	965
Radian Group (b)	25,944	1,383
Raymond James Financial	28,009	892
Rayonier – REIT (b)	24,538	1,006
Regency Centers – REIT	20,913	1,509
SEI Investments	19,663	1,107
StanCorp Financial Group	16,959	775
SVB Financial (a) (b)	12,108	557
TCF Financial	34,660	902
Texas Regional Bancshares, Class A (b)	13,766	535
United Dominion Realty Trust – REIT (b)	41,995	1,359
Unitrin	12,749	547
W.R. Berkley	53,475	1,971
Waddell & Reed Financial, Class A (b)	26,432	674
Washington Federal (b)	28,532	663
Webster Financial	17,696	855
Weingarten Realty Investors – REIT (b)	25,553	1,188
Westamerica Bancorporation (b)	10,209	509
Wilmington Trust	21,331	887

		64,606

Healthcare – 10.3%
Advanced Medical Optics (a) (b)	18,334	749
Affymetrix (a) (b)	21,103	538
Apria Healthcare Group (a)	13,671	318
Beckman Coulter (b)	19,347	1,114
Cephalon (a) (b)	19,224	1,349
Charles River Laboratories International (a) (b)	21,308	915
Community Health Systems (a)	28,913	938
Covance (a) (b)	20,451	1,196
Cytyc (a) (b)	35,098	927
DENTSPLY International	47,983	1,501
Edwards Lifesciences (a) (b)	18,217	782
Gen-Probe (a)	16,158	774
Health Net (a)	36,173	1,502
Henry Schein (a) (b)	27,504	1,367
Hillenbrand Industries	19,141	1,123
Intuitive Surgical (a) (b)	11,572	1,148
Invitrogen (a) (b)	16,661	967
First American Funds Annual Report 2006       17

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Lifepoint Hospitals (a) (b)	18,151	$644
Lincare Holdings (a)	29,218	981
Martek Biosciences (a) (b)	10,082	239
Medicis Pharmaceutical, Class A (b)	14,748	517
Millennium Pharmaceuticals (a) (b)	98,700	1,155
Mine Safety Appliances (b)	8,360	316
Omnicare (b)	38,341	1,452
Par Pharmaceutical Companies (a)	10,889	212
PDL BioPharma (a) (b)	35,871	758
Perrigo (b)	24,243	434
Pharmaceutical Product Development	30,424	963
Psychiatric Solutions (a) (b)	16,572	550
Resmed (a) (b)	23,457	1,032
Sepracor (a) (b)	34,145	1,767
STERIS	20,223	493
Techne (a)	11,887	664
Triad Hospitals (a) (b)	27,383	1,014
Universal Health Services	17,910	948
Valeant Pharmaceuticals International (b)	29,452	550
Varian (a)	9,899	464
Varian Medical Systems (a) (b)	40,529	2,223
VCA Antech (a) (b)	25,717	833
Vertex Pharmaceuticals (a) (b)	36,384	1,477

		36,894

Industrials – 15.5%
Adesa (b)	28,475	716
AGCO (a) (b)	28,771	770
AirTran Holdings (a) (b)	28,382	283
Alaska Air Group (a) (b)	12,440	499
Alexander & Baldwin (b)	13,434	618
Alliant Techsystems (a) (b)	10,975	847
AMETEK (b)	22,316	1,042
Avis Budget Group	31,270	619
Banta	7,622	338
Brinks	14,173	744
C.H. Robinson Worldwide (b)	54,088	2,258
Career Education (a) (b)	29,539	658
Carlisle Companies	9,326	781
ChoicePoint (a) (b)	26,503	964
Con-way	14,959	706
Copart (a)	23,447	678
Corporate Executive Board (b)	12,561	1,128
Crane	15,857	617
Deluxe (b)	16,119	365
Donaldson (b)	21,698	815
DRS Technologies (b)	12,400	548
Dun & Bradstreet (a) (b)	19,594	1,513
Dycom Industries (a) (b)	13,114	306
Expeditors International of Washington	66,530	3,154
Fastenal (b)	39,383	1,585
Federal Signal	15,270	233
Flowserve (a)	17,570	931
Graco (b)	21,787	888
Granite Construction	10,725	559
Harsco	13,018	1,063
Herman Miller (b)	21,956	753
HNI (b)	15,625	703
Hubbell, Class B	18,704	926
ITT Educational Services (a)	10,299	710
J.B. Hunt Transport Services	33,095	716
Jacobs Engineering Group (a)	18,495	1,397
JetBlue Airways (a) (b)	54,404	683
Joy Global	37,018	1,448
Kelly Services, Class A (b)	6,397	184
Kennametal	12,255	756
Korn/Ferry International (a)	12,684	280
Lincoln Electric Holdings	13,518	831
Manpower	27,237	1,846
MSC Industrial Direct, Class A	17,040	697
Navigant Consulting (a) (b)	16,271	290
Nordson	10,585	487
Oshkosh Truck	22,969	1,038
Pentair (b)	32,171	1,060
Precision Castparts (b)	42,245	2,875
Quanta Services (a) (b)	39,587	724
Republic Services	35,761	1,467
Rollins	9,609	208
Roper Industries (b)	27,325	1,308
Sequa, Class A (a)	2,102	223
Sotheby’s Holdings, Class A (b)	15,318	582
SPX	18,045	1,038
Stericycle (a) (b)	13,754	973
Swift Transportation (a) (b)	17,162	432
Teleflex	12,743	793
Thomas & Betts (a)	16,840	868
Timken (b)	26,454	795
Trinity Industries (b)	25,098	905
United Rentals (a)	20,804	493
Werner Enterprises (b)	16,406	301
YRC Worldwide (a) (b)	18,462	715

		55,731

Information Technology – 14.9%
3Com (a) (b)	123,024	598
Activision (a) (b)	78,118	1,205
Acxiom	21,210	525
ADTRAN (b)	20,199	467
Advent Software (a)	6,320	234
Alliance Data Systems (a) (b)	20,740	1,259
Amphenol, Class A (b)	27,876	1,893
Andrew (a)	47,960	444
Arrow Electronics (a) (b)	38,008	1,135
Atmel (a)	133,625	768
Avnet (a) (b)	40,171	951
Avocent (a)	14,725	541
BISYS Group (a)	38,405	424
Cadence Design Systems (a) (b)	87,541	1,563
CDW (b)	18,717	1,229
Ceridian (a) (b)	43,356	1,022
CheckFree (a) (b)	27,747	1,095
Cognizant Technology Solutions (a)	43,934	3,307
CommScope (a) (b)	16,857	538
Cree (a) (b)	24,585	541
CSG Systems International (a)	15,455	417
Cypress Semiconductor (a) (b)	43,469	730
Diebold (b)	20,679	903
DST Systems (a) (b)	18,459	1,141
F5 Networks (a)	12,562	831
Fair Isaac (b)	19,613	718
Fairchild Semiconductor International, Class A (a)	38,186	615
Fidelity National Information Services (b)	20,300	844
Gartner, Class A (a) (b)	18,902	352
Harris	41,755	1,779
Imation (b)	10,131	464
Ingram Micro (a)	36,617	755
Integrated Device Technology (a)	62,266	987
International Rectifier (a) (b)	22,505	809
Intersil, Class A (b)	43,798	1,027
Jack Henry & Associates (b)	23,790	518
KEMET (a)	27,558	203
The accompanying notes are an integral part of the financial statements.
18      First American Funds Annual Report 2006

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Lam Research (a) (b)	43,232	$2,138
Lattice Semiconductor (a)	35,662	221
Macrovision (a) (b)	16,574	441
McAfee (a) (b)	50,489	1,461
McDATA, Class A (a)	48,632	276
MEMC Electronic Materials (a) (b)	52,273	1,856
Mentor Graphics (a)	25,433	429
Micrel (a)	18,472	206
Microchip Technology	66,824	2,200
MPS Group (a)	32,676	498
National Instruments	17,609	549
Newport (a)	12,697	274
Palm (a) (b)	32,283	496
Plantronics (b)	15,066	318
Plexus (a)	13,845	303
Polycom (a) (b)	27,979	767
Powerwave Technologies (a) (b)	35,305	230
RF Micro Devices (a)	61,258	447
Semtech (a) (b)	23,162	302
Silicon Laboratories (a)	17,466	570
SRA International, Class A (a) (b)	11,742	376
Sybase (a) (b)	28,447	693
Synopsys (a) (b)	44,010	991
Tech Data (a)	17,950	706
Transaction Systems Architects (a)	11,555	390
TriQuint Semiconductor (a)	45,859	206
UTStarcom (a) (b)	34,055	367
Vishay Intertechnology (a) (b)	58,538	790
Western Digital (a)	68,570	1,253
Wind River Systems (a)	23,764	261
Zebra Technology, Class A (a) (b)	22,371	834

		53,681
Materials – 6.1%
Airgas	21,671	819
Albemarle	12,150	790
Bowater (b)	18,553	388
Cabot Microelectronics (b)	19,715	780
Chemtura (b)	77,210	663
Commercial Metals	38,031	1,012
Cytec Industries (b)	12,611	699
Ferro	13,326	263
Florida Rock Industries	14,130	606
FMC	12,228	838
Glatfelter (b)	11,270	165
Longview Fibre	21,669	456
Lubrizol	21,617	973
Lyondell Chemical (b)	65,151	1,672
Martin Marietta Materials	14,740	1,297
Minerals Technologies (b)	6,389	352
Olin	22,308	386
Packaging Corporation of America	19,934	458
Peabody Energy	83,606	3,509
Reliance Steel & Aluminum	20,046	689
RPM (b)	37,320	715
Scotts	14,190	702
Sensient Technologies	14,463	333
Sonoco Products	31,594	1,121
Steel Dynamics (b)	13,601	818
Valspar	32,196	863
Worthington Industries (b)	22,711	392

		21,759
Telecommunication Services – 0.5%
Cincinnati Bell (a)	78,719	369
Telephone & Data Systems	31,200	1,524

		1,893

Utilities – 8.2%
AGL Resources (b)	23,917	897
Alliant Energy (b)	38,510	1,477
Aqua America (b)	40,987	994
Aquila (a)	116,687	535
Black Hills (b)	10,649	367
DPL (b)	36,654	1,053
Duquesne Light Holdings	24,791	492
Energy East (b)	46,954	1,141
Equitable Resources	36,964	1,498
Great Plains Energy (b)	23,749	773
Hawaiian Electric Industries (b)	25,732	721
IDACORP (b)	13,451	530
MDU Resources Group (b)	57,154	1,468
National Fuel Gas (b)	25,056	937
Northeast Utilities	42,610	1,066
NSTAR (b)	33,952	1,181
OGE Energy (b)	27,157	1,048
ONEOK	34,280	1,427
Pepco Holdings (b)	62,091	1,578
PNM Resources (b)	21,862	616
Puget Energy (b)	33,191	793
Questar	26,733	2,178
SCANA	36,401	1,454
Sierra Pacific Resources (a) (b)	63,920	969
Vectren (b)	24,191	703
Westar Energy (b)	27,580	698
WGL Holdings (b)	15,283	496
Wisconsin Energy	37,196	1,709
WPS Resources	13,806	735

		29,534

Total Common Stocks (Cost $261,524)		346,769

Short-Term Investments – 3.0%
Money Market Fund – 2.7%
First American Prime Obligations Fund, Class Z (c)	9,718,572	9,719

U.S. Treasury Obligation – 0.3%
U.S. Treasury Bill 4.940%, 03/01/2007 (d)	$1,000	984

Total Short-Term Investments (Cost $10,703)		10,703

Investments Purchased with Proceeds from Securities Lending (e) – 45.8%
(Cost $164,599)		164,599

Total Investments – 145.3%
(Cost $436,826)		522,071

Other Assets and Liabilities, Net – (45.3)%		(162,683)

Total Net Assets – 100.0%		$359,388

(a)	Non-income producing security.

(b)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $158,121 at October 31, 2006. See note 2 in Notes to Financial Statements.

(c)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(d)	Security has been deposited as initial margin on open futures contracts. Yield shown is the effective yield as of October 31, 2006. See note 2 in Notes to Financial Statements.
First American Funds Annual Report 2006       19

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)
Mid Cap Index Fund (concluded)

(e)	The fund may loan securities in return for collateral in the form of cash, U.S. government securities, or other high grade debt obligations. The cash collateral is invested in various money market funds and short-term, high quality debt obligations, such as repurchase agreements, commercial paper, and other corporate obligations. See note 2 in Notes to Financial Statements.
REIT – Real Estate Investment Trust
Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract	Settlement	Unrealized
Description	Purchased	Value	Month	Appreciation

S&P Mid Cap 400 Futures	31	$12,225	December 2006	$322

Small Cap Index Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 98.1%
Consumer Discretionary – 15.0%
1-800 Flowers (a)	3,395	$19
99 Cents Only Stores (a)	5,098	61
A.C. Moore Arts & Crafts (a) (b)	1,799	39
Aaron Rents (b)	4,601	114
ADVO	3,732	110
Aeropostale (a) (b)	6,333	186
AFC Enterprises (a)	2,812	46
Aftermarket Technology (a)	2,424	46
Ambassadors Group	2,116	58
Ambassadors International	797	31
American Axle & Manufacturing Holdings (b)	5,267	99
American Greetings, Class A	5,950	142
America’s Car-Mart (a) (b)	1,053	16
Ameristar Casinos (b)	2,944	72
Andersons (b)	1,588	57
Applebee’s International (b)	7,648	175
Arbitron	3,586	151
Arctic Cat	1,551	28
ArvinMeritor (b)	8,001	120
Asbury Automotive Group	1,478	35
Audible (a) (b)	2,984	22
Avatar Holdings (a) (b)	703	46
Aztar (a)	4,078	218
Bally Technologies (a) (b)	5,833	116
Bally Total Fitness Holding (a) (b)	4,106	12
Bandag (b)	1,329	58
Bebe Stores	2,635	65
Belo, Class A (b)	9,294	163
Big 5 Sporting Goods	2,431	58
Big Lots (a) (b)	12,961	273
BJs Restaurants (a)	1,633	35
Blockbuster, Class A (a) (b)	21,676	85
Blount International (a)	4,231	46
Blue Nile (a) (b)	1,483	57
Bluegreen (a) (b)	2,608	33
BLYTH	2,894	69
Bob Evans Farms	4,168	141
Bon-Ton Stores (b)	527	19
Books-A-Million	1,580	32
Borders Group (b)	7,115	146
Brookfield Homes (b)	1,628	53
Brown Shoe	3,127	122
Buckle	905	36
Buffalo Wild Wings (a)	870	45
Build-A-Bear Workshop (a) (b)	1,641	48
Building Materials Holding (b)	3,288	86
Cabelas (a) (b)	3,246	77
Cache (a)	1,442	31
California Coastal Communities	925	18
California Pizza Kitchen (a)	2,433	78
Callaway Golf (b)	8,707	117
Carmike Cinemas (b)	1,304	26
Carters (a) (b)	4,964	140
Casual Male Retail Group (a) (b)	3,219	48
Catalina Marketing, Class C	5,499	139
Cato, Class A (b)	3,597	82
Cavco Industries (a)	495	17
CBRL Group	3,104	136
CEC Entertainment (a)	4,191	144
Century Casinos (a)	2,265	23
Champion Enterprise (a)	9,041	84
Charlotte Russe Holding (a)	1,755	49
Charming Shoppes (a) (b)	13,674	202
The accompanying notes are an integral part of the financial statements.
20      First American Funds Annual Report 2006

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Charter Communications, Class A (a) (b)	46,198	$106
Cherokee	1,064	43
Children’s Place Retail Stores (a)	2,400	168
Chipolte Mexican Grill (a)	2,243	131
Christopher & Banks	4,196	113
Churchill Downs	854	36
Citadel Broadcasting	4,612	47
Citi Trends (a) (b)	704	28
CKE Restaurants	7,045	138
CKX (a) (b)	5,695	78
Coinmach Service	2,774	28
Columbia Sportswear (a) (b)	1,182	66
Conns (a) (b)	870	21
Cooper Tire & Rubber (b)	7,547	81
Core Mark Holding (a)	882	28
Corinthian Colleges (a) (b)	10,079	123
Cosi (a)	3,831	17
Cost Plus (a) (b)	2,628	31
Courier	1,125	44
Cox Radio (a)	4,180	70
Crocs (a) (b)	1,105	44
Crown Media Holdings, Class A (a)	2,275	9
CSK Auto (a)	5,328	83
CSS Industries	767	24
Cumulus Media, Class A (a)	4,592	49
Deb Shops	229	6
Deckers Outdoor (a) (b)	1,215	65
Delias (a)	2,194	20
Denny’s (a)	10,835	46
DeVry (a)	6,647	162
Directed Electronics (a)	1,044	14
Dominos Pizza (b)	4,039	110
Dover Downs Gaming & Entertainment	1,399	20
Dover Motorsports	2,215	12
Dress Barn (a) (b)	5,036	109
Drew Industries (a) (b)	1,875	51
Drugstore.com (a)	8,458	31
DSW (a) (b)	1,570	54
DXP Enterprises (a)	193	6
Emmis Communications, Class A (a) (b)	3,649	45
Entercom Communications (b)	3,655	101
Entravision Communications (a)	7,339	54
Ethan Allen Interiors (b)	3,868	138
Finish Line, Class A	4,804	62
Fisher Communications (a)	610	26
Fleetwood Enterprises (a) (b)	6,848	49
Fossil (a)	5,174	113
Fred’s	4,696	61
FTD Group (a)	1,752	28
Fuel Systems Solutions (a) (b)	1,247	16
Furniture Brands International (b)	5,215	97
Gaiam (a)	1,806	26
Gaylord Entertainment (a)	4,545	212
Gemstar-TV Guide International (a)	28,103	98
Genesco (a) (b)	2,655	100
GenTek (a)	1,139	37
Gray Television	4,936	32
Great Wolf Resorts (a)	2,895	38
Group 1 Automotive (b)	2,769	159
GSI Commerce (a)	4,364	79
Guess ? (a) (b)	2,335	133
Guitar Center (a)	3,043	132
Gymboree (a)	3,709	172
Harris Interactive (a)	6,614	44
Hartmarx (a)	3,497	25
Haverty Furniture (b)	2,222	35
Hibbett Sporting Goods (a)	4,075	119
Home Solutions of America (a) (b)	4,196	25
Hooker Furniture	1,013	14
Hot Topic (a)	5,116	52
Hovnanian Enterprises, Class A (a) (b)	5,336	165
Iconix Brand Group (a) (b)	3,909	73
IHOP (b)	2,241	117
Insight Enterprises (a)	5,523	119
Interactive Data (a)	3,459	79
Interface, Class A (a)	5,212	76
INVESTools (a)	5,039	65
iRobot (a) (b)	998	20
Isle of Capri Casinos (a) (b)	1,613	40
J. Crew Group (a)	1,653	51
Jack in the Box (a)	3,937	221
JAKKS Pacific (a)	2,955	64
Jo-Ann Stores (a) (b)	2,875	52
JOS A Bank Clothiers (a)	1,923	57
Journal Communications	4,263	50
Journal Register	4,461	35
K2 (a)	5,681	78
Kellwood	2,947	90
Kenneth Cole Productions	1,288	33
Keystone Automotive Industries (a)	1,877	72
Kimball International	2,118	53
Krispy Kreme Doughnuts (a) (b)	6,308	68
K-Swiss, Class A	2,954	104
Lakes Entertainment (a)	2,032	23
Landry’s Restaurants	2,093	61
La-Z-Boy (b)	6,233	76
LeapFrog Enterprises (a) (b)	3,698	36
Lear (b)	7,469	226
Lee Enterprises (b)	5,100	145
Levitt, Class A (b)	2,037	26
Life Time Fitness (a) (b)	3,204	165
Lifetime Brands (b)	1,256	26
Lin TV, Class A (a)	3,058	25
Lithia Motors	1,760	45
Live Nation (a)	6,685	142
LKQ (a) (b)	4,985	115
LodgeNet Entertainment (a)	2,243	52
Lodgian (a)	2,790	40
Lone Star Steakhouse & Saloon (b)	1,628	44
Luby’s (a)	3,123	31
M/ I Homes	1,418	51
Maidenform Brands (a)	1,621	36
Marcus	2,382	60
Marine Products	1,550	17
MarineMax (a) (b)	1,570	45
Martha Stewart Living (b)	2,669	57
Marvel Entertainment (a) (b)	5,251	133
McCormick & Schmick’s Seafood Restaurant (a)	1,099	29
Media General, Class A	2,405	89
Mediacom Communications (a)	7,365	61
Men’s Wearhouse (b)	5,196	207
Meritage Homes (a)	2,461	113
Midas (a)	1,826	38
Modine Manufacturing	3,553	85
Monaco Coach	3,114	37
Monarch Casino & Resort (a)	1,202	27
Monro Muffler Brake	1,197	45
Morgans Hotel Group (a)	2,006	26
Morningstar (a) (b)	1,568	64
Mortons Restaurant Group (a)	469	8
Movado Group	2,092	54
MTR Gaming Group (a)	2,662	28
Multimedia Games (a) (b)	3,130	29
First American Funds Annual Report 2006       21

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

National Presto Industries	467	$29
Nautilus Group (b)	3,973	56
Netflix (a) (b)	4,650	129
New York & Company (a)	2,384	31
Noble International	1,456	26
Oakley	2,995	56
O’Charleys (a)	2,628	52
Orleans Homebuilders	347	4
Outdoor Channel Holdings (a)	959	13
Overstock.com (a) (b)	1,297	24
Oxford Industries	1,640	87
P.F. Chang’s China Bistro (a) (b)	3,174	133
Pacific Sunwear of California (a)	8,296	146
Palm Harbor Homes (a) (b)	1,139	16
Pantry (a)	2,528	138
Papa John’s International (a) (b)	2,748	101
Payless ShoeSource (a)	7,664	205
Pep Boys – Manny, Moe & Jack	6,607	94
Perry Ellis International (a)	763	28
PetMed Express (a)	2,092	26
Phillips Van-Heusen (b)	6,095	279
Pier 1 Imports (b)	9,825	64
Pinnacle Entertainment (a)	5,148	156
Playboy Enterprises, Class B (a)	2,443	26
Polaris Industries (b)	4,364	187
Prestige Brand Holdings (a)	3,341	39
Priceline.com (a) (b)	2,872	116
PRIMEDIA (a)	22,136	37
Private Media Group (a) (b)	2,809	11
Progressive Gaming International (a) (b)	3,874	30
ProQuest (a)	2,990	38
Quantum Fuel Systems Technologies Worldwide (a) (b)	6,346	11
Quiksilver (a) (b)	12,899	180
Radio One (a)	8,870	60
RARE Hospitality International (a) (b)	4,047	127
Raser Technologies (a) (b)	2,263	15
RC2 (a) (b)	2,322	105
RCN (a)	2,734	79
Reader’s Digest Association, Class A (b)	11,366	163
Red Robin Gourmet Burgers (a) (b)	1,818	88
Regis	5,135	193
Rent-A-Center (a)	7,741	223
Restoration Hardware (a) (b)	4,042	38
Retail Ventures (a) (b)	2,001	34
Riviera Holdings (a)	1,055	21
Ruby Tuesday (b)	6,774	188
Russ Berrie and Company (a)	337	5
Ruth’s Chris Steak House (a)	1,945	38
Ryans Restaurant Group (a)	4,792	78
Salem Communications	1,463	19
Sauer-Danfoss	1,184	31
Scholastic (a)	3,630	114
Sealy	1,690	24
Select Comfort (a) (b)	6,403	137
Shiloh Industries (a)	538	8
Shoe Carnival (a)	938	27
Shuffle Master (a) (b)	4,179	117
Sinclair Broadcast Group, Class A (b)	4,958	45
Six Flags (a) (b)	9,098	52
Skechers USA (a)	1,525	46
Skyline	885	35
Smith & Wesson (a)	3,252	45
Sonic (a)	6,373	145
Sonic Automotive, Class A (b)	3,469	91
Source Interlink Companies (a) (b)	3,794	34
Spanish Broadcasting System (a)	4,912	23
Speedway Motorsports	1,809	68
Stage Stores	3,058	99
Stamps.com (a)	2,055	33
Stanley Furniture	1,561	34
Steak ’N Shake (a)	3,333	62
Stein Mart	2,927	48
Steinway Musical Instruments (a)	911	27
Steven Madden	2,652	114
Stride Rite	4,328	64
Sun-Times Media Group	8,351	48
Superior Industries International (b)	2,530	43
Systemax (a)	1,502	16
Talbots (b)	2,533	71
Tarragon Realty Investors	1,314	15
Technical Olympic USA (b)	1,728	19
Tempur-Pedic International (a) (b)	5,076	100
Tenneco Automotive (a) (b)	4,977	113
Texas Roadhouse, Class A (a) (b)	5,684	82
Timberland, Class A (a) (b)	5,226	151
TiVo (a)	8,547	55
Triarc, Class B	5,955	100
True Religion Apparel (a) (b)	1,469	32
Trump Entertainment Resorts (a)	2,683	55
Tuesday Morning	3,087	51
Tupperware (b)	6,059	129
Tween Brands (a) (b)	3,966	166
Under Armour (a) (b)	2,318	107
UniFirst	1,110	40
Universal Electronics (a)	1,679	36
Vail Resorts (a)	3,400	131
Valassis Communications (a)	5,702	86
ValueVision Media (a)	2,686	35
Visteon (a)	14,900	110
Volcom (a) (b)	1,462	48
Warnaco Group, Class A (a)	5,422	115
WCI Communities (a) (b)	3,708	60
West Marine (a)	1,556	26
Westwood One	6,958	55
Wet Seal, Class A (a)	6,757	42
Weyco Group	293	7
Winnebago Industries (b)	3,963	132
WMS Industries (a)	2,673	94
Wolverine World Wide (b)	6,198	176
World Wrestling Entertainment	2,272	38
Xerium Technologies	1,915	24
Yankee Candle	4,803	163
Zale (a)	5,782	167
Zumiez (a) (b)	1,607	53

		22,689

Consumer Staples – 2.8%
Alico	545	34
Alliance One International (a)	10,303	50
American Oriental Bioengineering (a) (b)	4,979	38
Arden Group, Class A	203	28
Boston Beer, Class A (a)	642	23
Casey’s General Stores	5,656	137
Central European Distribution (a)	3,260	83
Central Garden & Pet (a) (b)	2,402	120
Chattem (a)	2,102	89
Chiquita Brands International	4,977	68
Coca-Cola Bottling	529	33
Darling International (a)	7,634	33
Delta & Pine Land	4,265	173
The accompanying notes are an integral part of the financial statements.
22      First American Funds Annual Report 2006

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Diamond Foods	1,358	$23
Elizabeth Arden (a)	2,990	52
Farmer Brothers	802	18
Flowers Foods	5,722	156
Gold Kist (a)	5,878	116
Great Atlantic & Pacific Tea (b)	2,085	58
Green Mountain Coffee Roasters (a)	610	24
Hain Celestial Group (a)	3,485	98
Imperial Sugar (b)	1,260	33
Ingles Markets, Class A	1,381	39
Inter Parfums	584	12
J&J Snack Foods	1,492	50
Jones Soda (a)	2,466	24
Lancaster Colony	2,201	89
Lance (b)	3,522	69
Longs Drug Stores	3,509	151
M & F Worldwide (a)	1,373	22
Mannatech (b)	1,887	30
Maui Land & Pineapple (a)	508	16
Medifast (a)	1,295	12
MGP Ingredients	1,064	24
Nash-Finch (b)	1,526	40
National Beverage	1,220	14
NBTY (a)	6,349	177
Nu Skin Enterprises, Class A	6,177	118
Parlux Fragrances (a) (b)	1,482	10
Pathmark Stores (a)	5,440	55
Peets Coffee & Tea (a) (b)	1,807	48
Performance Food Group (a)	3,894	113
Pilgrim’s Pride (b)	4,221	105
Playtex Products (a)	6,227	87
Premium Standard Farms	1,005	19
PriceSmart (a)	887	15
Ralcorp Holdings (a)	2,985	148
Reddy Ice Holdings	1,414	34
Revlon (a)	17,286	23
Ruddick (b)	3,852	109
Sanderson Farms (b)	1,939	51
Seaboard	43	61
Smart & Final (a)	1,500	27
Spartan Stores	2,429	50
Spectrum Brands (a) (b)	3,864	38
Tiens Biotech Group USA (a)	654	2
Tootsie Roll Industries	3,445	110
Topps	4,398	38
Treehouse Foods (a)	3,108	79
United Natural Foods (a) (b)	4,817	168
Universal (b)	2,852	105
Usana Health Sciences (a) (b)	1,211	54
Vector Group (b)	4,479	77
Village Super Market	183	13
WD-40 Company	1,849	63
Weis Markets	912	37
Wild Oats Markets (a) (b)	3,416	61

		4,174

Energy – 5.0%
Allis Chalmers Energy (a)	1,824	28
Alon USA Energy	1,056	30
Arena Resources (a) (b)	1,199	43
Atlas America (a)	2,140	103
ATP Oil & Gas (a) (b)	2,139	92
Atwood Oceanics (a) (b)	3,021	140
Aurora Oil & Gas (a) (b)	7,420	23
Aventine Renewable Energy (a) (b)	2,996	74
Basic Energy Services (a)	1,394	34
Berry Petroleum, Class A	4,050	121
Bill Barrett (a) (b)	3,174	91
Bois D’ Arc Energy (a)	1,585	25
Brigham Exploration (a)	5,071	40
Bristow Group (a)	2,785	92
Bronco Drilling (a)	1,515	26
Callon Petroleum (a)	2,265	35
Carbo Ceramics (b)	2,417	81
Carrizo Oil & Gas (a)	2,350	67
Clayton Williams Energy (a)	780	31
Complete Production Services (a) (b)	2,342	45
Comstock Resources (a) (b)	4,848	135
Crosstex Energy (b)	888	85
Dawson Geophysical (a)	839	25
Delek US Holdings (a)	597	11
Delta Petroleum (a) (b)	5,899	152
Dril-Quip (a)	2,468	97
Edge Petroleum (a)	1,966	36
Encore Acquisition (a)	5,375	135
Energy Partners (a)	4,274	104
Evergreen Energy (a) (b)	7,530	97
EXCO Resources (a) (b)	5,798	84
Exploration Company of Delaware (a)	3,252	36
Gasco Energy (a) (b)	8,950	24
GeoGlobal Resources (a) (b)	3,341	26
Giant Industries (a)	1,629	132
GMX Resources (a) (b)	896	35
Goodrich Petroleum (a) (b)	1,416	48
Grey Wolf (a) (b)	22,792	160
Gulf Island Fabrication	764	22
GulfMark Offshore (a)	1,773	61
Gulfport Energy (a)	1,434	17
Hanover Compressor (a) (b)	10,922	202
Harvest Natural Resources (a)	4,296	48
Hercules Offshore (a)	2,260	81
Hornbeck Offshore Services (a) (b)	2,411	87
Houston Exploration (a)	3,231	175
Hydril (a) (b)	2,268	136
Input/ Output (a) (b)	8,216	92
International Coal Group (a) (b)	11,829	61
James River Coal (a) (b)	1,570	18
Lone Star Technologies (a)	3,615	175
Lufkin Industries (b)	1,684	102
Mariner Energy (a)	8,147	161
Maritrans	1,135	42
MarkWest Hydrocarbon	869	29
Matrix Service (a) (b)	2,325	33
McMoRan Exploration (a) (b)	2,602	39
Meridian Resource (a)	9,190	31
Metretek Technologies (a)	1,750	23
Natco Group (a)	1,630	54
Newpark Resources (a)	10,014	59
NGP Capital Resources	2,512	39
NS Group (a) (b)	2,614	171
Oil States International (a)	5,204	151
Pacific Ethanol (a) (b)	2,826	47
Parallel Petroleum (a)	4,015	81
Parker Drilling (a)	11,337	93
Penn Virginia (b)	2,113	151
Petrocorp, Escrow Shares (a) (c)	2,040	—
Petrohawk Energy (a) (b)	15,941	181
Petroleum Development (a)	2,088	96
PetroQuest Energy (a)	4,807	55
PHI (a)	1,560	49
Pioneer Drilling (a) (b)	4,611	61
PrimeEnergy (a)	83	6
Quest Resource (a) (b)	2,180	23
RAM Energy Resources (a)	2,325	12
Rentech (a) (b)	15,407	65
First American Funds Annual Report 2006       23

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Resource America, Class A	1,902	$44
Rosetta Resources (a) (b)	5,599	101
RPC	2,732	59
Stone Energy (a)	2,807	109
SulphCo (a) (b)	3,878	21
Superior Well Services (a)	1,186	29
Swift Energy (a) (b)	3,234	151
Syntroleum (a)	4,663	18
Toreador Resources (a) (b)	1,646	36
Transmeridian Exploration (a) (b)	7,729	27
Trico Marine Service (a) (b)	971	33
Union Drilling (a)	1,003	13
Universal Compression Holdings (a)	3,128	189
Vaalco Energy (a)	6,423	53
VeraSun Energy (a) (b)	1,464	27
Veritas DGC (a) (b)	4,182	301
Warren Resources (a) (b)	5,947	70
Warrior Energy (a)	1,078	31
Western Refining (b)	2,485	59
Westmoreland Coal (a)	749	17
W-H Energy Services (a)	3,417	160
Whiting Petroleum (a) (b)	3,860	172
World Fuel Services (b)	3,018	130

		7,522

Financials – 21.9%
1st Source	1,471	46
21st Century Insurance Group	3,301	52
Acadia Realty Trust – REIT	3,233	83
Accredited Home Lenders Holdings (a) (b)	2,364	72
Advance America Cash Advance Centers (b)	7,791	117
Advanta, Class B	2,269	89
Affirmative Insurance	1,014	17
Affordable Residential Communities – REIT (a)	3,493	38
Agree Realty – REIT	431	15
Alabama National BanCorporation (b)	1,604	109
Alexander’s – REIT (a)	311	113
Alexandria Real Estate Equities – REIT (b)	2,567	256
Alfa	3,711	69
AMCORE Financial	2,417	76
American Campus Communities – REIT	1,804	48
American Equity Investment Life Holding	6,166	79
American Financial Realty Trust – REIT (b)	13,347	156
American Home Mortgage Investment – REIT (b)	4,685	160
American Physicians Capital (a)	799	44
American West Bancorp	1,585	33
Ameris Bancorp	1,345	38
Anchor Bancorp	2,609	76
Anthracite Capital – REIT (b)	6,573	94
Anworth Mortgage Asset – REIT	6,040	55
Apollo Investment	8,091	174
Arbor Realty Trust – REIT	1,015	28
Ares Capital (b)	4,220	78
Argonaut Group (a) (b)	3,481	118
Arrow Financial	1,448	37
Ashford Hospitality Trust – REIT	6,352	82
Asta Funding (b)	1,235	42
Baldwin & Lyons, Class B	971	25
BancFirst	979	49
Bancorp Bank (a)	1,191	29
BancTrust Financial Group	1,320	32
Bank Mutual	7,089	86
Bank of Granite	2,230	42
Bank of the Ozarks (b)	1,648	52
BankAtlantic Bancorp, Class A (b)	4,998	65
BankFinancial	1,930	35
BankUnited Financial, Class A (b)	3,050	82
Banner	1,319	57
Berkshire Hills Bancorp	796	29
BFC Financial (a)	1,089	6
BioMed Realty Trust – REIT (b)	6,749	218
Boston Private Financial (b)	3,681	102
Bristol West Holdings	1,972	27
Brookline Bancorp (b)	7,365	98
Cadence Financial	357	7
Calamos Asset Management (b)	2,751	80
Camden National	950	42
Capital City Bank Group	1,556	52
Capital Corporation of the West	1,110	34
Capital Lease Funding – REIT	3,502	41
Capital Southwest (b)	326	39
Capital Trust – REIT	1,588	71
Capitol Bancorp	1,546	73
Cardinal Financial	2,717	28
Cascade Bancorp	2,008	73
Cash America International (b)	3,495	144
Cathay General Bancorp	5,191	179
Cedar Shopping Centers – REIT	2,848	48
Centennial Bank Holdings (a)	5,438	52
Center Financial	1,475	36
Centerstate Banks of Florida	385	8
Centracore Properties Trust – REIT	1,455	47
Central Pacific Financial (b)	3,629	134
Charter Financial	627	30
CharterMac (b)	5,808	118
Chemical Financial	3,012	90
Chittenden	5,296	156
Citizens Banking (b)	4,758	124
Citizens First Bancorp	611	18
City Bank	927	50
City Holdings	2,052	80
Clark	2,032	25
Clayton Holdings (a)	961	14
Clifton Savings Bancorp	2,145	25
CNA Surety (a)	1,782	36
Coastal Financial (b)	2,097	29
CoBiz	1,973	45
Cohen & Steers	1,428	50
Columbia Bancorp Oregon	646	16
Columbia Banking System	1,787	57
Commerce Group	5,503	163
Community Bancorp – Nevada (a)	288	8
Community Bank System	3,465	86
Community Banks	2,582	69
Community Trust Bancorp	1,774	68
Compass Diversified Trust	1,461	25
CompuCredit (a) (b)	2,385	83
Consolidated-Tomoka Land	750	49
Corporate Office Properties Trust – REIT (b)	4,030	193
Corus Bankshares (b)	4,418	91
Cousins Properties – REIT (b)	4,690	168
Crawford & Company	1,831	14
Credit Acceptance (a)	760	25
Crescent Real Estate Equities – REIT	7,858	171
Crystal River Capital – REIT	259	6
CVB Financial	7,026	102
Deerfield Triarc Capital – REIT	4,659	69
Delphi Financial Group, Class A	4,990	196
DiamondRock Hospitality – REIT	6,142	104
Digital Realty Trust – REIT	2,051	68
The accompanying notes are an integral part of the financial statements.
24      First American Funds Annual Report 2006

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Dime Community Bancshares	3,397	$47
Direct General (b)	1,781	23
Dollar Financial (a)	1,072	25
Donegal Group, Class A	1,722	35
Doral Financial (b)	9,829	45
Downey Financial (b)	1,856	128
EastGroup Properties – REIT (b)	2,950	157
Education Realty Trust – REIT	2,861	44
EMC Insurance Group	952	29
Enstar Group (a)	402	37
Enterprise Financial Services	1,076	36
Entertainment Properties Trust – REIT	3,049	168
Equity Inns – REIT	6,442	108
Equity Lifestyle Properties – REIT (b)	2,646	130
Equity One – REIT (b)	4,365	110
eSpeed, Class A (a)	2,673	26
Extra Space Storage – REIT	5,960	110
Ezcorp (a)	1,318	60
F.N.B. (b)	6,638	112
F.N.B. – Virginia	832	31
Farmers Capital Bank	932	34
FBL Financial Group, Class A	1,033	37
Federal Agricultural Mortgage, Class C	1,274	34
FelCor Lodging Trust – REIT	5,978	124
Fidelity Bankshares	2,680	106
Fieldstone Investment – REIT	5,830	47
Financial Federal (b)	2,983	82
First Acceptance (a)	2,078	22
First Bancorp – North Carolina	1,364	31
First Bancorp of Puerto Rico (b)	7,812	77
First Busey	1,597	37
First Cash Financial Services (a)	2,987	65
First Charter	3,469	86
First Commonwealth Financial – Pennsylvania (b)	7,980	107
First Community Bancorp	2,133	114
First Community Bancshares – Nevada	1,332	49
First Financial – Indiana	1,541	53
First Financial Bancorp – Ohio (b)	3,660	59
First Financial Bankshares	2,197	88
First Financial Holdings	1,475	53
First Indiana	1,711	44
First Industrial Realty Trust – REIT (b)	5,131	236
First Merchants	2,214	55
First Midwest Bancorp (b)	5,189	197
First Niagara Financial Group (b)	12,782	183
First Place Financial	1,785	42
First Potomac Realty Trust – REIT (b)	2,276	70
First Regional Bancorp (a)	996	32
First Republic Bank – California (b)	2,585	101
First South Bancorp (b)	473	15
First State Bancorp – New Mexico	1,815	45
FirstBank, Fractional Shares (a) (c)	0.27	—
FirstFed Financial (a) (b)	1,940	120
FirstMerit (b)	8,035	187
Flag Financial	978	25
Flagstar Bancorp	4,287	64
Flushing Financial	2,596	46
FPIC Insurance Group (a)	1,217	44
Franklin Bank (a)	1,496	30
Franklin Street Properties – REIT (b)	5,780	119
Fremont General (b)	7,409	108
Friedman Billings Ramsey Group – REIT (b)	15,608	119
Frontier Financial (b)	4,402	128
GAMCO Investors	853	34
GB&T Bancshares	1,561	34
Getty Realty – REIT	2,319	74
GFI Group (a) (b)	1,330	77
Glacier Bancorp	3,564	124
Gladstone Capital (b)	1,450	34
Gladstone Investment	2,110	31
Glenborough Realty Trust – REIT	2,896	75
Glimcher Realty Trust – REIT (b)	4,821	124
GMH Communities Trust	4,334	61
Gramercy Capital – REIT	1,375	38
Great American Financial Resources	1,095	25
Great Southern Bancorp	1,247	39
Greater Bay Bancorp (b)	5,840	150
Greene County Bancshares	472	18
Greenhill & Company (b)	1,965	134
Hancock Holding (b)	3,153	162
Hanmi Financial	4,470	96
Harbor Florida Bancshares	2,751	125
Harleysville Group	1,697	61
Harleysville National	3,302	71
Harris & Harris Group (a) (b)	2,337	33
Healthcare Realty Trust – REIT (b)	4,834	196
Heartland Financial USA (b)	1,541	44
Heritage Commerce (b)	1,650	40
Hersha Hospitality Trust – REIT	2,815	31
Highland Hospitality – REIT (b)	6,582	91
Highwoods Properties – REIT (b)	6,358	243
Hilb, Rogal & Hobbs (b)	3,659	146
Home Properties – REIT (b)	3,596	227
HomeBanc – REIT	6,315	33
Horace Mann Educators (b)	5,120	103
Horizon Financial (b)	1,510	35
IBERIABANK	1,202	71
IMPAC Mortgage Holdings – REIT (b)	9,318	88
Independence Holdings	710	17
Independent Bank	1,930	65
Independent Bank – Michigan	2,734	65
Infinity Property & Casualty	2,472	106
Inland Real Estate – REIT	7,341	137
Innkeepers USA Trust – REIT (b)	5,692	98
Integra Bank	1,958	52
Interchange Financial Services	2,551	58
International Bancshares	4,416	135
International Securities Exchange (b)	4,242	218
Intervest Bancshares (a)	540	19
Investors Bancorp (a)	4,417	66
Investors Real Estate Trust – REIT (b)	6,597	66
Irwin Financial	2,350	52
ITLA Capital	690	39
James River Group (a)	1,018	31
JER Investment Trust	2,084	37
Kansas City Life Insurance	93	5
Kearny Financial	3,029	48
Kite Realty Group Trust – REIT	2,886	53
KKR Financial (b)	8,235	221
KNBT Bancorp	3,827	65
Knight Capital Group, Class A (a)	12,257	229
LaBranche (a) (b)	6,291	56
Lakeland Bancorp (b)	2,291	31
Lakeland Financial	1,800	47
LandAmerica Financial Group (b)	2,121	134
LaSalle Hotel Properties – REIT (b)	4,145	175
Lexington Corporate Properties Trust – REIT (b)	6,696	143
LTC Properties – REIT (b)	2,168	59
Luminent Mortgage Capital – REIT	5,100	54
Macatawa Bank	2,034	45
MAF Bancorp	3,559	153
Maguire Properties – REIT	4,400	188
First American Funds Annual Report 2006       25

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

MainSource Financial Group	1,483	$27
MarketAxess Holdings (a)	3,182	36
Marlin Business Services (a)	917	21
MB Financial	3,658	132
MBT Financial	1,830	28
MCG Capital	5,215	93
Meadowbrook Insurance Group (a)	2,805	34
Medallion Financial	1,310	16
Medical Properties Trust – REIT	3,492	47
Mercantile Bank	936	37
MetroCorp Bancshares	268	6
MFA Mortgage Investments – REIT	9,838	78
Mid-America Apartment Communities – REIT (b)	2,275	145
Midland	1,226	57
Mid-State Bancshares	2,732	82
Midwest Banc Holdings (b)	1,639	39
Mills – REIT	6,309	115
MortgageIT Holdings – REIT	3,243	46
Move (a)	12,191	58
MVC Capital	1,907	25
Nara Bancorp	2,268	43
NASB Financial	473	19
National Financial Partners (b)	4,132	163
National Health Investors – REIT	2,802	90
National Interstate	1,767	50
National Penn Bancshares (b)	5,301	109
National Penn Bancshares, Fractional Shares (a) (c)	0.50	—
National Retail Properties – REIT (b)	6,445	145
National Western Life Insurance, Class A	266	64
Nationwide Health Properties – REIT (b)	7,610	219
Navigators Group (a)	1,292	61
NBT Bancorp	3,685	92
Net Bank	5,895	31
NewAlliance Bancshares (b)	13,248	205
Newcastle Investment – REIT	5,258	156
Newkirk Realty Trust – REIT	1,496	25
Northern Empire Bancshares (a)	1,168	34
NorthStar Realty Finance – REIT	4,693	71
Northwest Bancorp	2,427	65
NovaStar Financial – REIT (b)	3,520	112
NYMAGIC	479	15
OceanFirst Financial	1,391	33
Ocwen Financial (a)	3,925	61
Odyssey Re Holdings	870	31
Ohio Casualty (b)	7,149	196
Old National Bancorp	7,798	148
Old Second Bancorp	1,718	52
Omega Financial	1,585	51
OMEGA Healthcare Investors – REIT	6,249	105
optionsXpress Holdings (b)	2,549	79
Oriental Financial Group	2,537	30
Pacific Capital Bancorp	5,231	161
Park National (b)	1,389	141
Parkway Properties – REIT (b)	1,719	85
Partners Trust Financial Group	4,550	51
PennFed Financial Services	1,352	25
Pennsylvania – REIT	4,301	185
Penson Worldwide (a)	832	20
Peoples Bancorp – Ohio	1,309	38
PFF Bancorp	2,218	69
Phoenix Companies	11,806	187
Pinnacle Financial Partners (a)	1,259	42
Piper Jaffray Companies (a) (b)	2,345	162
Placer Sierra Bancshares	893	21
PMA Capital (a)	4,134	39
Post Properties – REIT (b)	4,746	232
Potlatch – REIT (b)	4,962	201
Premierwest Bancorp	1,899	32
Presidential Life	2,443	58
PrivateBancorp	1,890	78
ProAssurance (a) (b)	3,167	154
Prosperity Bancshares	2,499	87
Provident Bankshares (b)	3,889	141
Provident Financial Services (b)	7,837	144
Provident New York Bancorp	4,396	62
PS Business Parks – REIT	2,161	142
QC Holdings (a)	732	10
R&G Financial	3,322	26
RAIT Investment Trust – REIT	3,520	106
Ramco-Gershenson Properties Trust – REIT	2,216	73
Realty Income – REIT (b)	8,233	217
Redwood Trust – REIT (b)	2,536	139
Renasant	2,064	66
Republic Bancorp	9,207	123
Republic Bancorp – Kentucky, Class A	995	21
Republic Property Trust – REIT	2,890	36
Rewards Network (a)	2,955	17
RLI	2,754	149
Rockville Financial	1,250	18
S&T Bancorp	3,179	108
Safety Insurance Group	1,529	76
Sanders Morris Harris Group	1,866	22
Sandy Spring Bancorp	1,673	61
Santander Bancorp	669	13
Saul Centers – REIT	1,744	85
Saxon Capital	6,180	87
SCBT Financial	963	40
SCPIE Holdings (a)	1,121	31
SeaBright Insurance Holdings (a)	1,773	29
Seacoast Banking	1,784	47
Security Bank	1,420	34
Selective Insurance Group (b)	3,326	184
Senior Housing Properties Trust – REIT (b)	7,130	163
Shore Bancshares	484	14
Sierra Bancorp	493	15
Signature Bank (a)	2,821	86
Simmons First National, Class A	1,714	53
Sizeler Property Investors – REIT	2,565	39
Smithtown Bancorp	868	25
Southside Bancshares	1,211	31
Southwest Bancorp – Oklahoma	1,616	44
Sovran Self Storage – REIT	2,282	135
Spirit Finance – REIT (b)	8,651	103
State Auto Financial	1,731	56
State National Bancshares	801	31
Sterling Bancorp	2,199	43
Sterling Bancshares	5,405	99
Sterling Financial – Pennsylvania	3,053	70
Sterling Financial – Washington (b)	4,001	133
Stewart Information Services	2,040	76
Stifel Financial (a)	1,099	40
Strategic Hotels & Resorts – REIT (b)	7,513	160
Suffolk Bancorp	1,408	49
Summit Bancshares	784	21
Sun Bancorp – New Jersey (a)	1,640	34
Sun Communities – REIT (b)	2,248	79
Sunstone Hotel Investors – REIT (b)	5,961	176
Superior Bancorp (a)	1,844	20
The accompanying notes are an integral part of the financial statements.
26      First American Funds Annual Report 2006

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Susquehanna Bancshares	5,324	$133
SVB Financial (a) (b)	4,019	185
SWS Group	1,899	53
SY Bancorp	1,442	42
Tanger Factory Outlet Centers – REIT	4,183	156
Taylor Capital Group	598	21
Technology Investment Capital	1,700	26
Tejon Ranch (a)	1,165	57
Texas Capital Bancshares (a) (b)	2,672	54
Texas Regional Bancshares, Class A	5,168	201
Texas United Bancshares	655	22
Thomas Weisel Partners Group (a) (b)	757	12
TierOne	2,393	77
Tompkins Trustco	949	47
Tower Group	2,213	78
Tradestation Group (a) (b)	2,862	45
Trammell Crow (a) (b)	3,983	194
Triad Guaranty (a)	1,014	52
TriCo Bancshares	1,732	45
TrustCo Bank Corporation of New York (b)	8,588	95
Trustmark	5,397	171
Trustreet Properties – REIT (b)	7,656	130
UCBH Holdings (b)	10,442	179
UMB Financial	2,590	93
Umpqua Holdings (b)	6,921	195
Union Bankshares	1,678	50
United Bankshares	4,271	163
United Community Banks	3,606	113
United Community Financial	3,451	44
United Fire & Casualty	1,942	69
United PanAm Financial (a)	853	11
United Security Bancshares (b)	827	21
Universal American Financial (a)	4,221	78
Universal Health Realty Income Trust – REIT	1,559	61
Univest Corporation of Pennsylvania	1,461	44
Urstadt Biddle Properties, Class A – REIT	2,900	55
USB Holding	1,428	32
USB Holding, Fractional Shares (a) (c)	0.10	—
USI Holdings (a)	5,352	85
U-Store-It Trust – REIT	4,587	101
Vineyard National Bancorp	1,085	24
Virginia Commerce Bancorp (a)	1,981	40
Virginia Financial Group	1,227	34
W Holding Company	12,837	73
Waddell & Reed Financial, Class A	9,009	230
Washington Real Estate Investment Trust – REIT (b)	5,023	212
Washington Trust Bancorp	1,602	43
WesBanco	2,592	85
West Bancorp (b)	2,097	38
West Coast Bancorp – Oregon	1,883	62
Westamerica Bancorporation	3,704	185
Western Alliance Bancorp (a)	1,008	34
Westfield Financial	491	16
Willow Grove Bancorp	933	15
Wilshire Bancorp	2,143	42
Windrose Medical Properties Trust – REIT	1,280	24
Winston Hotels – REIT	3,561	43
Winthrop Realty Trust – REIT	2,446	15
Wintrust Financial	2,752	133
World Acceptance (a)	2,271	114
WSFS Financial	677	44
Yardville National Bancorp	1,077	43
Zenith National Insurance (b)	4,118	192

		33,026

Healthcare – 12.0%
Abaxis (a)	2,362	47
ABIOMED (a)	2,315	33
ACADIA Pharmaceuticals (a)	2,699	26
Adams Respiratory Therapeutics (a)	3,214	139
Adeza Biomedical (a)	1,677	23
Adolor (a)	4,868	67
Advanced Magnetics (a) (b)	890	37
ADVENTRX Pharmaceuticals (a) (b)	6,063	20
Affymetrix (a) (b)	7,522	192
Air Methods (a)	1,157	28
Akorn (a)	4,964	22
Albany Molecular Research (a)	2,711	32
Alderwoods Group (a)	4,788	95
Alexion Pharmaceuticals (a) (b)	3,503	131
Align Technology (a) (b)	7,338	102
Alkermes (a) (b)	10,309	173
Alliance Imaging (a)	1,950	17
Allscripts Healthcare Solutions (a)	4,692	111
Alnylam Pharmaceuticals (a) (b)	3,566	70
Alpharma, Class A	4,523	100
Altus Pharmaceuticals (a)	612	10
AMEDISYS (a) (b)	1,982	80
American Medical Systems (a) (b)	7,882	140
AMERIGROUP (a)	5,517	165
AMN Healthcare Services (a)	3,622	92
Amsurg, Class A (a) (b)	3,477	73
Anadys Pharmaceuticals (a)	3,174	11
Analogic	1,565	87
Andrx Group (a)	8,353	205
AngioDynamics (a)	1,364	30
Applera (a)	7,885	122
Apria Healthcare Group (a)	4,885	114
Arena Pharmaceuticals (a) (b)	5,019	77
Ariad Pharmaceuticals (a)	6,990	30
Array Biopharma (a)	4,005	39
Arrow International	2,112	76
Arthrocare (a) (b)	2,857	115
Aspect Medical Systems (a)	1,867	33
AtheroGenics (a) (b)	4,501	59
Auxilium Pharmaceuticals (a)	2,417	30
AVANIR Pharmaceuticals (a) (b)	3,688	15
AVI BioPharma (a) (b)	5,601	22
Bentley Pharmaceuticals (a)	2,236	28
BioCryst Pharmaceuticals (a)	2,561	30
Bioenvision (a) (b)	4,622	24
BioMarin Pharmaceuticals (a)	9,517	153
Bio-Rad Laboratories, Class A (a)	2,007	147
Bio-Reference Labs (a)	1,278	30
Biosite (a) (b)	1,968	90
Bradley Pharmaceuticals (a) (b)	1,622	28
Bruker BioSciences (a)	3,749	30
Candela (a)	2,700	38
Capital Senior Living (a)	2,424	23
Caraco Pharmaceutical Laboratories (a)	1,406	16
Cell Genesys (a) (b)	5,182	23
Centene (a) (b)	4,773	113
Cepheid (a)	6,083	50
Cerus (a)	3,095	22
Chemed	3,020	107
CNS	1,753	65
Coley Pharmaceutical Group (a) (b)	1,998	23
CombinatoRx (a)	2,101	16
Computer Programs & Systems	897	31
Conceptus (a)	2,540	50
CONMED (a)	3,468	77
Connetics (a)	3,971	68
First American Funds Annual Report 2006       27

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Conor Medsystems (a)	3,017	$74
Corvel (a)	695	30
Cotherix (a) (b)	2,158	16
Cross Country Healthcare (a)	3,468	67
Cubist Pharmaceuticals (a)	6,075	135
CV Therapeutics (a) (b)	6,132	79
Cyberonics (a) (b)	2,511	45
Cypress Bioscience (a)	3,620	29
Cytokinetics (a)	2,860	21
Datascope	1,397	50
deCODE Genetics (a)	6,753	36
Dendreon (a) (b)	7,387	37
Dendrite International (a)	4,866	51
DepoMed (a)	3,013	13
DexCom (a) (b)	1,876	17
Digene (a)	1,861	86
Diversa (a)	2,882	27
DJ Orthopedics (a) (b)	2,589	104
Durect (a) (b)	6,189	29
Eclipsys (a)	5,041	107
Emageon (a)	2,335	37
Emeritus (a)	551	13
Emisphere Technologies (a) (b)	2,655	18
Encore Medical (a)	6,626	43
Encysive Pharmaceuticals (a) (b)	7,193	34
Enzo Biochem (a) (b)	3,446	49
Enzon (a) (b)	5,238	45
eResearch Technology (a)	6,033	50
ev3 (a)	1,433	25
Exelixis (a)	9,474	92
Five Star Quality Care (a)	3,519	36
FoxHollow Technologies (a) (b)	2,080	73
Genesis HealthCare (a)	2,262	110
Genitope (a) (b)	2,806	10
Genomic Health (a)	1,387	23
Genta (a)	14,904	12
Gentiva Health Services (a)	2,859	53
Geron (a) (b)	7,328	59
Greatbatch (a) (b)	2,676	60
GTx (a)	792	9
Haemonetics (a)	2,955	135
Hana Biosciences (a) (b)	3,201	27
HealthExtras (a)	3,028	70
HealthSpring (a)	2,094	42
HealthTronics (a)	3,862	27
Healthways (a) (b)	3,956	168
Hi-Tech Pharmaceutical (a)	942	14
Hologic (a) (b)	5,714	275
Horizon Health (a) (b)	1,247	19
Human Genome Sciences (a) (b)	14,909	199
Hythiam (a) (b)	2,921	24
ICOS (a) (b)	7,287	231
ICU Medical (a) (b)	1,610	68
Idenix Pharmaceuticals (a) (b)	2,752	23
I-Flow (a) (b)	2,380	37
Illumina (a) (b)	5,104	224
Immucor (a)	7,778	214
Incyte (a) (b)	9,925	47
Indevus Pharmaceuticals (a)	5,309	36
Integra LifeSciences (a) (b)	2,207	82
InterMune (a) (b)	2,854	63
IntraLase (a)	2,390	47
Invacare	3,481	76
inVentiv Health (a)	3,028	87
Inverness Medical Innovations (a)	2,826	107
IRIS International (a)	2,049	25
Isis Pharmaceuticals (a)	7,747	66
Kendle International (a)	1,368	47
Kensey Nash (a)	1,158	35
Keryx Biopharmaceuticals (a)	4,807	67
Kindred Healthcare (a) (b)	3,154	85
K-V Pharmaceutical, Class A (a) (b)	4,098	91
Kyphon (a) (b)	4,930	195
LCA-Vision	2,304	81
Lexicon Genetics (a)	7,590	30
LHC Group (a)	1,023	25
LifeCell (a) (b)	3,836	90
Luminex (a) (b)	3,565	57
Magellan Health Services (a)	4,049	177
MannKind (a) (b)	2,654	54
Martek Biosciences (a) (b)	3,585	85
Matria Healthcare (a) (b)	2,329	66
Matthews International, Class A	3,647	140
Maxygen (a)	3,050	26
Medarex (a) (b)	13,623	176
MedCath (a)	923	24
Medical Action Industries (a)	1,024	27
Medicines (a)	5,639	146
Medicis Pharmaceutical, Class A	6,193	217
Mentor	4,309	202
Merge Technologies (a)	2,040	16
Meridian Bioscience	2,107	49
Merit Medical Systems (a)	3,179	50
Metabasis Therapeutics (a)	2,291	16
MGI Pharma (a)	8,775	167
Mine Safety Appliances	3,293	125
Molecular Devices (a)	1,931	39
Molina Healthcare (a) (b)	1,373	54
Momenta Pharmaceuticals (a)	2,411	36
Monogram Biosciences (a) (b)	14,463	26
MWI Veterinary Supply (a)	388	13
Myogen (a)	4,735	248
Myriad Genetics (a) (b)	4,081	110
NABI Biopharmaceuticals (a)	7,502	49
Nastech Pharmaceutical (a)	2,460	43
National Healthcare	807	45
Natus Medical (a)	2,075	34
Nektar Therapeutics (a) (b)	9,663	139
Neurocrine Biosciences (a)	4,182	48
NeuroMetrix (a) (b)	1,390	23
New River Pharmaceuticals (a) (b)	1,768	90
Nighthawk Radiology Holdings (a) (b)	701	14
Northfield Laboratories (a) (b)	2,803	38
Northstar Neuroscience (a)	1,202	18
Novavax (a) (b)	6,848	31
Noven Pharmaceuticals (a)	2,816	63
NPS Pharmaceuticals (a)	4,762	23
NuVasive (a)	3,692	87
Nuvelo (a)	5,695	105
NxStage Medical (a)	1,349	10
Odyssey Healthcare (a)	4,118	55
Omnicell (a)	3,029	57
Onyx Pharmaceuticals (a) (b)	4,569	86
Option Care (b)	2,588	33
OraSure Technologies (a)	5,101	40
OSI Pharmaceuticals (a) (b)	6,345	243
Owens & Minor	4,532	143
Pain Therapeutics (a) (b)	3,557	30
Palomar Medical Technologies (a) (b)	2,020	95
Panacos Pharmaceuticals (a)	5,614	39
The accompanying notes are an integral part of the financial statements.
28      First American Funds Annual Report 2006

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Par Pharmaceutical Companies (a)	3,903	$76
PAREXEL International (a)	2,979	88
Penwest Pharmaceuticals (a)	2,696	48
Peregrine Pharmaceuticals (a) (b)	19,547	27
Perrigo (b)	9,279	166
Per-Se Technologies (a) (b)	3,603	88
PharmaNet Development Group (a) (b)	2,115	40
Pharmion (a) (b)	2,896	71
PolyMedica (b)	2,410	100
POZEN (a)	2,726	45
PRA International (a) (b)	1,568	46
Progenics Pharmaceutical (a)	2,484	65
PSS World Medical (a) (b)	7,377	148
Psychiatric Solutions (a)	6,003	199
Quidel (a)	3,351	52
Radiation Therapy Services (a) (b)	1,370	41
Regeneron Pharmaceutical (a)	5,080	102
RehabCare Group (a)	2,105	27
Renovis (a) (b)	2,630	9
Res-Care (a)	2,416	47
Rigel Pharmaceuticals (a)	2,453	27
Salix Pharmaceuticals (a)	5,188	69
Sangamo BioSciences (a)	2,917	16
Santarus (a) (b)	5,126	39
Savient Pharmaceuticals (a)	7,255	55
Sciele Pharma (a) (b)	3,153	69
Senomyx (a) (b)	3,324	51
Sirna Therapeutics (a) (b)	4,482	57
Sirona Dental Systems	1,864	69
Solexa (a)	2,624	27
Somaxon Pharmaceuticals (a)	407	6
SonoSite (a) (b)	1,814	52
Spectranetics (a)	3,410	42
Stereotaxis (a) (b)	2,611	31
STERIS	7,909	193
Stewart Enterprises, Class A	12,693	78
Sun Healthcare Group (a)	2,579	34
Sunrise Senior Living (a) (b)	4,605	144
SuperGen (a)	6,527	37
SurModics (a) (b)	1,724	60
Symbion (a) (b)	1,592	26
Symmetry Medical (a)	3,889	61
Tanox (a) (b)	2,921	39
Telik (a) (b)	6,211	118
Thoratec (a)	5,478	86
Trimeris (a)	2,401	18
TriPath Imaging (a)	3,858	35
TriZetto Group (a) (b)	4,771	81
United Surgical Partners (a) (b)	5,133	127
United Therapeutics (a) (b)	2,583	155
Valeant Pharmaceuticals International	9,911	185
Varian (a)	3,658	172
Ventana Medical Systems (a)	3,395	137
Viasys Healthcare (a)	3,559	102
ViroPharma (a)	7,647	102
Visicu (a)	769	8
VistaCare, Class A (a) (b)	1,373	17
Vital Images (a) (b)	1,437	45
Vital Signs	628	35
Volcano (a)	431	7
West Pharmaceutical Services	3,549	149
Wright Medical Group (a)	3,469	86
XenoPort (a)	2,131	51
Young Innovations	570	21
Zoll Medical (a)	1,221	47
ZymoGenetics (a) (b)	4,182	67

		18,100

Industrials – 14.1%
3D Systems (a) (b)	1,521	26
A.O. Smith	2,007	71
AAON	1,050	25
AAR (a) (b)	3,793	99
ABM Industries	4,506	89
ABX Air (a)	6,738	39
ACCO Brands (a)	5,021	122
Accuride (a)	2,524	31
Actuant, Class A (b)	3,054	157
Acuity Brands (b)	5,037	250
Administaff	2,546	88
Advisory Board (a) (b)	2,191	121
AirTran Holdings (a) (b)	10,392	104
Alaska Air Group (a) (b)	4,202	169
Albany International, Class A	3,012	101
Amerco (a) (b)	1,171	107
American Commercial Lines (a) (b)	3,271	210
American Ecology	1,737	36
American Railcar Industries	1,007	31
American Reprographics (a) (b)	2,911	103
American Science & Engineering (a) (b)	1,029	54
American Superconductor (a) (b)	3,788	36
American Woodmark (b)	1,292	48
Ameron International	1,083	79
Ampco-Pittsburgh	801	27
Amrep (b)	187	13
Apogee Enterprises	3,317	53
Applied Industrial Technology	5,145	148
ARGON ST (a) (b)	1,424	34
Arkansas Best (b)	3,026	124
Asset Acceptance Capital (a)	1,863	33
Astec Industries (a)	1,873	60
ASV (a) (b)	2,329	34
Atlas Air Worldwide Holdings (a)	2,061	94
Badger Meter	1,342	34
Baldor Electric	3,281	105
Banta	2,832	125
Barnes Group	3,978	80
Barrett Business Services (a)	777	17
Basin Water (a)	668	6
BE Aerospace (a) (b)	8,635	218
Beacon Roofing Supply (a) (b)	4,881	97
BlueLinx Holdings	854	9
Bowne & Company	4,097	64
Brady, Class A (b)	4,705	174
Briggs & Stratton	5,843	149
Bright Horizons Family Solutions (a)	3,091	119
Bucyrus International	3,516	147
Builders FirstSource (a)	1,244	20
Capstone Turbine (a) (b)	11,455	18
Cascade	1,389	71
Casella Waste Systems (a)	2,313	26
CBIZ (a)	6,940	49
CDI	990	23
Celadon Group (a)	2,187	41
Central Parking	1,648	28
Cenveo (a)	6,012	119
Ceradyne (a) (b)	2,900	120
Chart Industries (a)	914	13
China BAK Battery (a) (b)	3,019	21
Circor International	1,866	62
CLARCOR (b)	5,768	188
Clean Harbors (a) (b)	1,835	79
Coinstar (a)	2,882	88
Color Kinetics (a)	1,483	29
Columbus Mckinnon (a)	2,040	45
First American Funds Annual Report 2006       29

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Comfort Systems USA	4,501	$52
Commercial Vehicle Group (a)	2,349	48
COMSYS IT Partners (a)	1,706	35
Consolidated Graphics (a)	1,352	84
Cornell (a)	738	13
CoStar Group (a)	1,944	92
CRA International (a)	1,380	70
Cubic	1,954	41
Curtiss-Wright (b)	4,999	169
Deluxe	5,720	130
Diamond Management & Technology Consultation (a)	3,167	34
Dollar Thrifty Automotive (a)	2,870	115
Dycom Industries (a) (b)	4,725	110
Dynamex (a)	1,487	32
Dynamic Materials	1,314	42
DynCorp International (a)	2,790	29
EDO (b)	1,785	43
Educate (a)	2,337	18
EGL (a)	3,698	126
Electro Rent (a)	2,142	35
ElkCorp (b)	2,501	63
EMCOR Group (a)	3,505	207
Encore Wire (a) (b)	2,593	70
Energy Conversion Devices (a) (b)	4,353	160
EnerSys (a)	4,842	85
ENGlobal (a) (b)	1,797	11
Ennis Business Forms	2,902	67
EnPro Industries (a)	2,500	80
ESCO Technologies (a) (b)	2,902	126
Essex (a)	2,176	43
Esterline Technologies (a)	2,864	108
Evergreen Solar (a) (b)	7,449	65
Exponent (a)	1,806	33
ExpressJet Holdings (a)	5,151	41
Federal Signal	5,523	84
First Advantage (a) (b)	413	9
First Consulting Group (a)	2,403	26
Flanders (a)	1,630	16
Florida East Coast Industries (b)	3,629	217
Flow International (a) (b)	3,899	46
Forward Air (b)	3,689	120
Franklin Electric (b)	2,382	128
FreightCar America	1,402	75
Frontier Airlines Holdings (a) (b)	4,424	36
FTI Consulting (a)	4,666	133
FuelCell Energy (a) (b)	5,500	36
G&K Services, Class A (b)	2,239	85
Gehl Company (a)	1,387	40
GenCorp (a) (b)	6,139	80
General Cable (a) (b)	5,635	212
Genesee & Wyoming, Class A (a)	4,054	114
Genlyte Group (a) (b)	2,732	211
Geo Group (a)	1,912	73
Geo Group, Fractional Shares (a) (c)	0.50	—
GEVITY HR (b)	3,271	74
Global Cash Access Holdings (a) (b)	3,712	59
Goodman Global (a)	2,627	42
Gorman-Rupp	1,092	41
Granite Construction	3,952	206
Greenbrier Companies (b)	1,443	54
Griffon (a) (b)	3,486	86
H & E Equipment Services (a)	1,277	34
Healthcare Services Group	2,825	77
Heartland Express (b)	7,231	118
HEICO (b)	2,575	93
Heidrick & Struggles International (a)	2,227	91
Herley Industries (a)	1,382	20
Herman Miller (b)	6,930	238
Hexcel (a) (b)	10,406	168
Horizon Lines, Class A	982	23
Houston Wire & Cable (a)	584	12
Hub Group (a) (b)	4,656	126
Hudson Highland Group (a)	2,867	34
Huron Consulting Group (a)	1,940	78
ICT Group (a)	755	24
IHS, Class A (a)	2,481	86
II-VI (a)	2,754	67
IKON Office Solutions (b)	11,446	171
Infrasource Services (a)	2,582	51
Innovative Solutions & Support (a)	1,587	25
Insituform Technologies, Class A (a) (b)	3,201	75
Insteel Industries	1,554	28
Integrated Electrical Services (a)	1,709	29
Interline Brands (a)	3,023	72
Intermagnetics General (a)	4,804	131
Interpool	1,009	24
Ionatron (a) (b)	2,993	13
Jackson Hewitt Tax Service	4,022	139
Jacuzzi Brands (a)	8,753	108
JetBlue Airways (a) (b)	19,368	243
John H. Harland	3,135	128
K&F Industries Holdings (a)	2,090	41
Kadant (a)	1,659	45
Kaman	2,641	54
Kaydon (b)	3,366	141
Kelly Services, Class A	2,084	60
Kenexa (a)	1,747	56
Kforce (a)	3,874	58
Knight Transportation (b)	6,823	124
Knoll (b)	3,154	62
Korn/ Ferry International (a)	4,725	104
Labor Ready (a)	6,076	106
Ladish (a)	1,563	49
Lawson Products	473	23
Layne Christensen (a)	1,186	35
LB Foster (a)	1,138	25
LECG (a)	2,206	43
Lindsay Manufacturing	1,547	51
LSI Industries	2,259	41
Marten Transport (a)	1,772	30
MasTec (a)	4,054	44
McGrath Rentcorp	2,460	66
Medis Technologies (a) (b)	2,292	62
Mercury Computer Systems (a)	2,506	31
Mesa Air Group (a) (b)	3,792	34
Middleby (a)	744	67
Miller Industries (a)	1,065	21
Mobile Mini (a)	3,930	126
Moog, Class A (a)	4,026	150
MTC Technologies (a) (b)	1,081	24
Mueller Industries (b)	4,177	153
Mueller Water Products, Class A (a) (b)	2,093	33
NACCO Industries, Class A	561	84
Navigant Consulting (a)	5,134	91
Navistar International (a) (b)	6,560	182
NCI Building Systems (a) (b)	2,375	142
NCO Group (a)	3,663	99
Nordson	3,281	151
NuCo2 (a) (b)	1,249	35
The accompanying notes are an integral part of the financial statements.
30      First American Funds Annual Report 2006

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Old Dominion Freight Lines (a)	3,216	$89
On Assignment (a)	2,909	33
Orbital Sciences (a)	6,341	115
Pacer International	4,171	128
Patriot Transportation Holdings (a)	73	6
PeopleSupport (a)	2,063	40
Perini (a)	2,060	51
PGT (a)	682	10
PHH (a)	6,007	166
Pico Holdings (a)	1,022	33
Pike Electric (a)	1,342	25
Plug Power (a) (b)	8,063	32
Portfolio Recovery Associates (a) (b)	1,847	86
Powell Industries (a)	804	19
Power-One (a)	8,511	58
Pre-Paid Legal Services (b)	1,224	52
PW Eagle (b)	1,172	42
Quality Distribution (a)	866	13
RailAmerica (a)	4,509	53
Raven Industries	1,843	59
RBC Bearings (a)	2,280	62
Regal-Beloit (b)	3,428	170
Republic Airways Holdings (a)	3,624	65
Resources Connection (a)	5,682	164
Robbins & Myers	1,478	57
Rollins	3,431	74
Rush Enterprises (a)	2,599	49
Saia (a)	1,962	53
Schawk	1,724	33
School Specialty (a)	2,133	84
Sequa, Class A (a)	749	79
SI International (a)	1,162	39
Simpson Manufacturing (b)	4,142	118
SIRVA (a)	5,528	18
Sitel (a)	6,524	28
SkyWest (b)	7,100	189
Sotheby’s Holdings, Class A (b)	6,740	256
Spherion (a)	7,394	54
Standard Parking (a) (b)	569	20
Standard Register	1,757	24
Standex International	1,554	45
Star Maritime Acquisition (a)	2,104	20
Sterling Construction (a)	968	20
Strayer Education	1,672	189
Synagro Technologies	6,847	30
TAL International Group	1,442	33
Taleo (a)	1,517	17
Team (a)	708	23
Tecumseh Products, Class A (a)	1,864	31
Teledyne Technologies (a)	3,799	159
Teletech Holdings (a)	3,799	74
Tennant	1,588	44
Tetra Tech (a)	6,187	112
The Lamson & Sessions Company (a) (b)	1,548	34
The Provident Service (a) (b)	1,094	30
Titan International (b)	1,764	33
TransDigm Group (a)	929	22
Tredegar	3,272	57
Trex (a) (b)	1,316	35
Triumph Group	1,873	90
TurboChef Technologies (a) (b)	1,795	22
U.S. Xpress Enterprises (a)	851	17
UAP Holding	5,676	142
United Industrial	1,121	50
United Stationers (a)	3,377	161
Universal Forest Products (b)	1,818	83
Universal Technical Institute (a)	2,387	48
Universal Truckload Services (a)	404	11
USA Truck (a)	690	12
Valmont Industries	1,964	110
Vertrue (a) (b)	760	34
Viad (b)	2,374	88
Vicor	2,293	27
Volt Information Sciences (a)	1,007	40
Wabash National	3,508	49
Washington Group International	2,949	167
Waste Connections (a) (b)	4,760	194
Waste Industries USA	830	24
Waste Services (a)	2,952	30
Watsco (b)	2,952	147
Watson Wyatt & Company Holdings	4,347	196
Watts Water Technologies, Class A	2,988	111
Werner Enterprises (b)	5,837	107
Westinghouse Air Brake Technologies (b)	5,347	168
Williams Scotsman International (a) (b)	3,318	78
Woodward Governor (b)	3,369	120

		21,329

Information Technology – 18.1%
24/7 Real Media (a)	5,402	53
3Com (a) (b)	43,787	213
Acacia Research – Acacia Technology (a)	3,105	40
Access Integrated Technology, Class A (a)	1,498	16
Actel (a)	3,157	52
Actuate (a)	6,284	33
Adaptec (a) (b)	12,734	58
ADTRAN (b)	7,505	174
Advanced Analogic Technologies (a)	3,363	21
Advanced Energy Industries (a)	3,371	53
Advent Software (a) (b)	2,576	95
Aeroflex (a)	8,516	92
Agile Software (a)	6,246	42
Agilysys	3,472	51
Altiris (a)	2,590	58
AMIS Holdings (a)	4,715	45
Amkor Technology (a) (b)	11,436	79
ANADIGICS (a) (b)	5,261	43
Anaren (a)	2,069	42
Andrew (a) (b)	16,889	156
Anixter International (a) (b)	3,643	218
Ansoft (a)	1,628	43
ANSYS (a) (b)	3,807	175
Applied Micro Circuits (a)	35,160	107
aQuantive (a) (b)	8,489	231
Ariba (a)	7,854	59
Arris Group (a) (b)	11,858	159
Art Technology Group (a)	12,423	31
Aspen Technology (a)	5,407	54
Asyst Technologies (a)	5,873	44
Atheros Communications (a) (b)	5,755	125
ATMI (a) (b)	4,384	139
Audiovox (a)	1,839	24
Avanex (a)	18,330	29
Avid Technology (a) (b)	4,710	170
Avocent (a)	5,161	189
Axcelis Technologies (a)	11,435	79
Bankrate (a) (b)	1,128	36
BearingPoint (a) (b)	21,916	183
Bel Fuse	1,135	40
Belden CDT (b)	4,946	179
Benchmark Electronics (a) (b)	7,135	189
BISYS Group (a)	12,750	141
Black Box	1,922	86
Blackbaud	4,690	117
Blackboard (a)	3,091	86
First American Funds Annual Report 2006       31

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Blue Coat Systems (a) (b)	1,613	$36
Bookham (a) (b)	6,464	20
Borland Software (a)	9,386	52
Bottomline Technologies (a)	1,735	17
Brightpoint (a)	5,648	68
Brocade Communications Systems (a) (b)	30,645	249
Brooks Automation (a)	8,759	124
Cabot Microelectronics (a) (b)	2,949	84
CACI International (a) (b)	3,224	186
CAlAmp (a)	2,592	17
Carrier Access (a)	2,318	15
Cass Information Systems	648	24
C-COR.net (a)	5,913	59
Checkpoint Systems (a)	4,319	79
Chordiant Software (a)	8,839	28
CIBER (a)	6,071	42
Cirrus Logic (a)	10,038	71
CMGI (a)	55,049	77
CNET Networks (a) (b)	16,714	149
Cogent (a) (b)	4,822	55
Cognex	4,728	109
Coherent (a) (b)	3,138	101
Cohu	2,470	49
CommScope (a) (b)	6,202	198
Comtech Group (a) (b)	1,630	28
Comtech Telecommunications (a) (b)	2,574	92
Concur Technologies (a) (b)	3,439	55
Conexant Systems (a)	53,783	104
Convera (a) (b)	3,134	16
Covansys (a)	3,276	77
CPI International (a)	788	11
Credence Systems (a)	10,658	34
CSG Systems International (a)	5,748	155
CTS	4,195	59
CyberSource (a)	3,056	31
Cymer (a) (b)	4,141	192
Daktronics	4,324	103
DealerTrack Holdings (a)	1,188	30
Digi International (a)	2,878	40
Digital Insight (a)	3,980	123
Digital River (a) (b)	4,429	256
Digitas (a) (b)	10,522	111
Diodes (a) (b)	1,990	88
Dionex (a)	2,300	125
Ditech Networks (a)	3,820	30
DSP Group (a)	3,277	71
DTS (a)	2,062	44
Eagle Test Systems (a)	336	6
EarthLink (a)	13,846	97
Echelon (a)	3,370	28
eCollege.com (a)	2,018	35
eFunds (a)	5,170	128
Electro Scientific Industries (a) (b)	3,370	67
Electronics for Imaging (a) (b)	6,154	145
EMCORE (a) (b)	4,426	25
Emulex (a)	9,485	178
Entegris (a)	14,207	159
Epicor Software (a)	6,334	89
EPIQ Systems (a) (b)	1,555	24
Equinix (a) (b)	3,189	218
Euronet Worldwide (a) (b)	3,911	116
Exar (a)	4,150	54
Excel Technologies (a)	1,336	34
Extreme Networks (a)	14,550	55
FalconStor Software (a)	4,127	32
FEI (a) (b)	2,808	64
Finisar (a) (b)	24,947	87
Flir Systems (a) (b)	7,707	246
FormFactor (a)	5,104	195
Forrester Research (a)	1,711	54
Foundry Networks (a)	16,244	206
Gartner, Class A (a) (b)	6,634	123
Gateway (a)	29,447	49
Genesis Microchip (a)	4,116	42
Gerber Scientific (a)	2,517	37
Global Imaging Systems (a)	5,076	111
Harmonic (a) (b)	8,733	71
Heartland Payment Systems (b)	1,215	32
Hittite Microwave (a)	1,207	41
HouseValues (a) (b)	1,602	9
Hutchinson Technology (a)	2,884	67
Hypercom (a)	6,255	41
Hyperion Solutions (a)	6,248	234
i2 Technologies (a) (b)	1,579	32
ID Systems (a) (b)	1,235	26
iGATE (a)	2,412	14
Ikanos Communications (a)	1,876	16
Imation (b)	3,811	174
Infocrossing (a)	2,376	30
Informatica (a) (b)	9,912	123
InfoSpace (a)	3,540	72
infoUSA	3,732	41
Integral Systems	1,244	33
InterDigital Communications (a)	5,924	212
Intergraph (a)	3,221	141
Intermec (a)	5,592	126
InterNAP Network Services (a)	3,409	56
International DisplayWorks (a)	4,186	27
Internet Capital Group (a)	4,584	48
Inter-Tel	2,531	52
InterVoice (a)	4,519	28
Interwoven (a) (b)	4,938	63
Intevac (a)	2,325	48
iPass (a)	6,335	34
Itron (a) (b)	2,861	156
Ixia (a) (b)	4,780	44
IXYS (a)	2,845	29
J2 Global Communications (a) (b)	5,416	149
Jack Henry & Associates	8,281	180
JDA Software (a)	3,319	49
Jupitermedia (a) (b)	2,416	21
Kanbay International (a) (b)	3,542	101
Keane (a) (b)	5,408	63
KEMET (a) (b)	9,872	73
Komag (a) (b)	3,292	126
Kopin (a)	7,592	27
Kronos (a) (b)	3,661	124
Kulicke & Soffa (a)	6,417	58
L-1 Identity Solutions (a) (b)	7,286	104
Landauer	989	54
Lattice Semiconductor (a)	13,568	84
Lawson Software (a)	13,870	106
Lightbridge (a)	3,034	35
Lionbridge Technologies (a)	6,655	45
Liquidity Services (a)	865	15
Littelfuse (a) (b)	2,576	87
Lo-Jack (a)	2,010	40
Loral Space & Communications (a)	962	28
LTX (a)	7,332	34
Macrovision (a) (b)	5,759	153
The accompanying notes are an integral part of the financial statements.
32      First American Funds Annual Report 2006

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Magma Design Automation (a)	3,721	$35
Magna Entertainment (a) (b)	4,903	26
Manhattan Associates (a)	3,159	93
ManTech International (a)	1,845	63
MapInfo (a)	2,559	34
Marchex (a) (b)	2,351	33
Mattson Technology (a)	5,225	51
Maximus	2,187	61
Maxwell Technologies (a) (b)	1,600	29
McDATA, Class A (a)	17,851	101
Measurement Specialties (a)	1,554	34
Mentor Graphics (a)	8,917	150
Methode Electronics, Class A	3,728	41
Metrologic Instruments (a)	1,467	27
Micrel (a)	7,327	82
Micros Systems (a) (b)	4,341	216
Microsemi (a)	7,476	147
MicroStrategy (a) (b)	1,182	141
Microtune (a)	6,626	34
Midway Games (a) (b)	3,983	34
Mindspeed Technologies (a) (b)	12,281	22
MIPS Technologies, Class A (a)	5,070	37
MKS Instruments (a)	3,725	81
Mobility Electronics (a)	3,320	10
Monolithic Power Systems (a)	2,207	22
MoSys (a)	2,514	19
MPS Group (a)	11,831	180
MRV Communications (a) (b)	13,933	48
MTS Systems (b)	2,258	75
Multi-Fineline Electronix (a)	901	22
Neoware Systems (a) (b)	2,208	26
Ness Technologies (a)	2,317	34
Net 1 UEPS Technologies (a) (b)	5,353	132
NETGEAR (a) (b)	3,632	97
Netlogic Microsystems (a) (b)	1,776	35
NetRatings (a)	1,760	31
NetScout Systems (a)	2,946	24
Newport (a)	4,206	91
Nextest Systems (a)	671	7
NIC (a)	3,824	18
Novatel Wireless (a)	3,465	29
Nuance Communications (a) (b)	14,164	163
Omniture (a)	817	7
OmniVision Technologies (a) (b)	5,989	98
ON Semiconductor (a)	18,619	116
Online Resources (a)	2,498	26
Open Solutions (a)	1,968	74
Openwave Systems (a)	10,206	88
Oplink Communications (a)	1,750	35
OPNET Technologies (a)	1,438	21
Opsware (a)	8,779	80
OSI Systems (a)	1,717	36
OYO Geospace (a)	439	25
Packeteer (a)	4,044	45
Palm (a) (b)	10,218	157
Parametric Technology (a)	12,401	242
Park Electrochemical	2,388	73
ParkerVision (a) (b)	2,099	19
Paxar (a) (b)	4,187	84
PDF Solutions (a)	2,221	31
Pegasystems	1,729	17
Perficient (a)	1,959	33
Pericom Semiconductor (a)	2,924	28
Perot Systems, Class A (a)	9,345	138
Phase Forward (a)	3,783	53
Photon Dynamics (a)	1,968	23
Photronics (a) (b)	4,599	64
Plantronics (b)	5,524	117
Plexus (a)	4,949	108
PLX Technology (a)	2,787	35
Polycom (a) (b)	9,849	270
PortalPlayer (a)	2,753	33
Powerwave Technologies (a) (b)	12,466	81
Presstek (a)	3,488	21
Progress Software (a)	4,150	119
QAD	1,550	13
Quality Systems (b)	1,804	77
Quantum (a) (b)	20,931	46
Quest Software (a)	7,446	110
Rackable Systems (a) (b)	3,086	96
Radiant Systems (a)	2,732	30
RadiSys (a)	2,383	44
Radyne Comstream (a)	2,005	20
RAE Systems (a)	4,296	17
RealNetworks (a)	11,836	130
Redback Networks (a) (b)	6,747	107
Renaissance Learning (b)	1,050	16
RF Micro Devices (a) (b)	21,402	156
RightNow Technologies (a)	1,674	28
Rofin-Sinar Technologies (a)	1,783	110
Rogers (a)	1,960	137
Rudolph Technologies (a)	2,937	52
S1 (a)	8,384	41
Safeguard Scientifics (a)	13,397	33
SAFENET (a)	2,807	60
Sapient (a) (b)	9,513	52
SAVVIS (a) (b)	3,442	107
ScanSource (a)	2,892	91
Secure Computing (a)	5,581	40
Semitool (a)	1,957	24
Semtech (a) (b)	8,418	110
Sigma Designs (a)	2,537	53
Silicon Image (a)	9,440	112
Silicon Storage Technology (a) (b)	10,492	44
Sirenza Microdevices (a)	2,769	20
SiRF Technology Holdings (a) (b)	5,724	161
Skyworks Solutions (a)	17,977	119
Smith Micro Software (a) (b)	2,240	38
Sohu.com (a) (b)	2,963	68
Sonic Solutions (a)	2,852	46
SonicWALL (a)	6,382	67
Sonus Networks (a) (b)	28,325	148
SPSS (a)	2,143	59
SRA International, Class A (a)	3,902	125
Staktek Holdings (a)	1,330	8
Standard Microsystems (a)	2,458	76
StarTek	1,262	17
Stellent	2,846	32
Stratasys (a) (b)	1,244	35
Stratex Networks (a)	10,717	50
SunPower (a) (b)	1,142	38
Superior Essex (a) (b)	2,026	76
Supertex (a) (b)	1,241	55
Sybase (a) (b)	9,493	231
Sycamore Networks (a)	19,916	75
Sykes Enterprises (a)	2,939	60
Symmetricom (a)	5,264	45
Synaptics (a)	2,627	75
SYNNEX (a)	992	22
Syntel	894	22
Take-Two Interactive Software (a) (b)	7,972	112
TALX	3,256	79
TASER International (a) (b)	6,974	65
Technitrol	4,619	116
First American Funds Annual Report 2006       33

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	VALUE

Tekelec (a)	6,450	$95
Terremark Worldwide (a)	3,819	20
Tessera Technologies (a)	5,175	181
The Knot (a)	1,621	39
ThermoGenesis (a)	6,003	25
TheStreet.com	2,047	19
THQ (a) (b)	7,083	213
TIBCO Software (a)	23,356	216
TNS (a) (b)	2,686	44
Transaction Systems Architects (a)	4,302	145
Transmeta (a) (b)	21,803	26
TranSwitch (a) (b)	14,205	21
Travelzoo (a)	305	10
Trident Microsystems (a) (b)	6,187	131
TriQuint Semiconductor (a)	16,582	75
TTM Technologies (a)	4,709	57
Tyler Technologies (a)	4,326	61
Ulticom (a)	1,577	16
Ultimate Software Group (a)	2,445	60
Ultratech (a)	2,814	40
United Online (b)	6,993	95
Universal Display (a) (b)	2,800	32
UTStarcom (a) (b)	12,762	137
VA Software (a)	6,954	28
ValueClick (a)	11,149	210
Varian Semiconductor Equipment Associates (a)	6,303	230
Vasco Data Security International (a) (b)	3,006	35
Veeco Instruments (a)	3,148	59
Verint Systems (a)	1,542	50
ViaSat (a)	2,464	67
Vignette (a)	3,427	56
Virage Logic (a)	1,892	18
Volterra Semiconductor (a) (b)	2,087	36
WebEx Communications (a) (b)	4,664	179
webMethods (a)	6,369	48
Websense (a)	5,460	149
WebSideStory (a) (b)	1,950	25
Wind River Systems (a) (b)	8,093	89
Witness Systems (a)	3,735	66
Wright Express (a)	4,796	131
X-Rite (b)	2,618	30
Zhone Technologies (a) (b)	10,687	15
Zoran (a)	5,525	77
Zygo (a)	2,013	35

		27,232

Materials – 4.8%
A. Schulman	3,500	85
A.M. Castle & Company	1,248	42
AEP Industries (a)	798	42
AK Steel Holding (a)	12,529	187
Aleris International (a)	3,513	181
Alpha Natural Resources (a)	5,683	90
AMCOL International (b)	2,466	65
American Vanguard (b)	2,060	33
AptarGroup (b)	3,584	197
Arch Chemicals	2,929	98
Balchem	1,630	36
Bowater (b)	6,383	133
Brush Engineered Metals (a) (b)	2,292	77
Buckeye Technologies (a)	3,469	36
Calgon Carbon (a) (b)	4,187	19
Cambrex (b)	3,013	70
Caraustar Industries (a)	3,283	36
Century Aluminum (a) (b)	2,682	104
CF Industries Holdings	5,365	106
Chaparral Steel Company (a)	5,176	215
Chesapeake	2,424	38
Cleveland-Cliffs (b)	4,786	202
Coeur D’Alene Mines (a) (b)	30,990	152
Compass Minerals International	3,037	94
Deltic Timber	1,263	64
Ferro	5,005	99
Georgia Gulf	3,893	83
Gibraltar Industries	2,364	50
Glatfelter (b)	4,234	62
GrafTech International (a)	11,088	67
Graphic Packaging (a)	8,775	34
Greif, Class A	1,760	165
H.B. Fuller	6,802	169
Headwaters (a) (b)	4,935	122
Hecla Mining (a) (b)	13,820	90
Hercules (a)	12,833	234
Innospec	1,423	48
Koppers Holdings	1,112	23
Longview Fibre	7,691	162
MacDermid	3,444	115
Mercer International (a)	4,051	39
Metal Management	2,905	80
Minerals Technologies (b)	2,331	129
Myers Industries	3,259	59
Neenah Paper	1,274	47
NewMarket Group (b)	2,081	134
NL Industries	971	11
NN	2,093	24
Olin	8,123	141
Olympic Steel	933	23
OM Group (a) (b)	3,373	192
Omnova Solutions (a)	4,619	20
Oregon Steel Mills (a)	4,044	220
Pioneer Companies (a)	1,569	40
PolyOne (a)	10,483	86
Quanex	4,294	144
Rock-Tenn, Class A	3,363	69
Rockwood Holdings (a)	3,416	80
Royal Gold (b)	2,219	65
RTI International Metals (a)	2,645	162
Ryerson Tull (b)	2,943	71
Schnitzer Steel Industries, Class A	2,497	87
Schweitzer-Mauduit International	1,810	42
Sensient Technologies	5,572	128
Silgan Holdings	2,543	105
Spartech (b)	3,829	105
Steel Technologies	1,331	26
Stepan	420	13
Stillwater Mining (a) (b)	4,808	52
Symyx Technologies (a)	3,722	91
Terra Industries (a) (b)	10,299	96
Texas Industries (b)	2,588	161
Tronox	4,607	60
US Concrete (a)	3,725	24
USEC (b)	9,827	110
W.R. Grace & Company (a) (b)	7,992	107
Wausau-Mosinee Paper	4,850	66
Wheeling-Pittsburgh (a)	1,000	20
Worthington Industries (b)	7,703	133
Zoltek Companies (a) (b)	1,816	45

		7,232

The accompanying notes are an integral part of the financial statements.
34      First American Funds Annual Report 2006

Telecommunication Services – 1.5%
@Road (a)	6,864	$43
Alaska Communications Systems Group	4,678	67
Atlantic Tele-Network	596	12
Broadwing (a) (b)	8,241	123
Cbeyond (a) (b)	1,835	56
Centennial Communications, Class A	2,710	14
Cincinnati Bell (a)	28,793	135
Cogent Communications Group (a)	2,339	33
Commonwealth Telephone Enterprises	2,531	106
Consolidated Communications Holdings	2,597	48
Covad Communications Group (a)	32,647	43
CT Communications	2,169	51
Dobson Communications, Class A (a)	16,714	130
EMS Technologies (a)	1,690	31
Eschelon Telecom (a)	1,042	18
FairPoint Communications	3,519	63
Fibertower (a) (b)	12,637	92
General Communication (a)	6,326	83
Golden Telecom	2,474	92
IDT (a)	6,503	84
InPhonic (a) (b)	2,125	19
Iowa Telecommunication Services	3,552	71
iPCS (a) (b)	1,676	90
North Pittsburgh	1,653	44
NTELOS Holdings (a)	1,680	24
Premiere Global Services (a)	8,216	68
Price Communications (a)	5,354	105
Shenandoah Telecommunications	803	38
SureWest Communications	1,665	38
Syniverse Holdings (a)	2,527	37
Talk America Holdings (a)	3,620	29
Time Warner Telecom, Class A (a) (b)	12,926	258
USA Mobility	2,976	76
Vonage Holdings (a) (b)	3,490	24
Wireless Facilities (a) (b)	7,278	18

		2,263
Utilities – 2.9%
Allete (b)	2,994	135
American States Water (b)	2,006	84
Aquila (a)	42,600	196
Avista	5,536	142
Black Hills (b)	3,837	132
California Water Service	2,037	79
Cascade Natural Gas	1,062	27
CH Energy Group	1,859	97
CLECO	5,885	151
Duquesne Light Holdings	8,741	173
El Paso Electric (a)	5,546	130
Empire District Electric	3,229	77
EnergySouth	777	30
IDACORP (b)	4,816	190
ITC Holdings	1,592	57
Laclede Group	2,523	90
MGE Energy	2,440	83
New Jersey Resources	3,174	165
NICOR (b)	4,843	223
Northwest Natural Gas	2,541	105
NorthWestern	4,199	149
Ormat Technologies	822	32
Otter Tail	3,485	104
People’s Energy (b)	3,958	173
Piedmont Natural Gas (b)	8,744	236
PNM Resources	7,190	202
Portland General Electric (b)	2,996	77
SJW	1,746	59
South Jersey Industries	3,334	103
Southern Union, Fractional Shares (a) (c)	0.85	—
Southwest Gas (b)	4,191	150
Southwest Water	2,457	31
UIL Holdings (b)	2,705	108
UniSource Energy Holding	4,187	149
Westar Energy (b)	8,997	228
WGL Holdings (b)	4,599	149

		4,316

Total Common Stocks (Cost $107,462)		147,883

Short-Term Investments – 1.8%
Money Market Fund – 1.6%
First American Prime Obligations Fund, Class Z (d)	2,455,396	2,455

U.S. Treasury Obligation – 0.2%
U.S. Treasury Bill 4.940%, 03/01/2007 (e)	$300	295

Total Short-Term Investments (Cost $2,750)		2,750

Investments Purchased with Proceeds from Securities Lending (f) – 38.7%
(Cost $58,255)		58,255

Total Investments – 138.6%
(Cost $168,467)		208,888

Other Assets and Liabilities, Net – (38.6)%		(58,172)

Total Net Assets – 100.0%		$150,716

(a)	Non-income producing security.

(b)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $55,592 at October 31, 2006. See note 2 in Notes to Financial Statements.

(c)	Security is fair valued and illiquid. As of October 31, 2006, the fair value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(d)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(e)	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of October 31, 2006. See note 2 in Notes to Financial Statements.

(f)	The fund may loan securities in return for collateral in the form of cash, U.S. government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporated obligations. See note 2 in Notes to Financial Statements.
REIT – Real Estate Investment Trust
Schedule of Open Futures Contracts

	Number of	Notional
	Contracts	Contract	Settlement	Unrealized
Description	Purchased	Value	Month	Appreciation

Russell 2000 Index Futures	6	$2,313	December 2006	$98
First American Funds Annual Report 2006       35

Statements of  Assets and Liabilities October 31, 2006, all dollars and shares are rounded to thousands (000), except for per share data

	Equity	Mid Cap	Small Cap
	Index Fund	Index Fund	Index Fund

Investments in unaffiliated securities, at cost	$1,392,625	$262,508	$107,757
Investments in affiliated securities, at cost	22,069	9,719	2,455
Investments purchased with proceeds from securities lending (note 2)	357,390	164,599	58,255

ASSETS:
Investments in unaffiliated securities, at value* (note 2)	$2,210,553	$347,753	$148,178
Investments in affiliated securities, at value (note 2)	25,731	9,719	2,455
Investments purchased with proceeds from securities lending (note 2)	357,390	164,599	58,255
Receivable for dividends and interest	2,024	223	102
Receivable for investment securities sold	—	2,480	4
Receivable for capital shares sold	1,230	202	207
Prepaid expenses and other assets	40	46	41

Total assets	2,596,968	525,022	209,242

LIABILITIES:
Payable upon return of securities loaned (note 2)	357,390	164,599	58,255
Payable for investment securities purchased	675	324	—
Payable for capital shares redeemed	5,717	486	162
Payable for variation margin	4	49	7
Payable to affiliates (note 3)	708	144	78
Payable for distribution and shareholder servicing fees	105	10	6
Accrued expenses and other liabilities	68	22	18

Total liabilities	364,667	165,634	58,526

Net assets	$2,232,301	$359,388	$150,716

COMPOSITION OF NET ASSETS:
Portfolio capital	$1,404,050	$258,439	$92,184
Accumulated net realized gain on investments and futures contracts	6,069	15,382	18,013
Net unrealized appreciation of investments	821,590	85,245	40,421
Net unrealized appreciation of futures contracts	592	322	98

Net assets	$2,232,301	$359,388	$150,716

* Including securities loaned, at value	$345,441	$158,121	$55,592

Class A:
Net assets	$229,185	$14,722	$10,639
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	8,882	1,033	656
Net asset value, and redemption price per share	$25.80	$14.25	$16.23
Maximum offering price per share(1)	$27.30	$15.08	$17.17
Class B:
Net assets	$43,369	$2,678	$1,333
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	1,703	191	85
Net asset value, offering price, and redemption price per share(2)	$25.47	$13.98	$15.77
Class C:
Net assets	$20,714	$4,320	$2,662
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	809	308	167
Net asset value, offering price, and redemption price per share(2)	$25.62	$14.03	$15.92
Class R:
Net assets	$3,419	$4,032	$280
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	133	284	17
Net asset value, offering price, and redemption price per share	$25.77	$14.19	$16.04
Class Y:
Net assets	$1,935,614	$333,636	$135,802
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	75,040	23,386	8,368
Net asset value, offering price, and redemption price per share	$25.79	$14.27	$16.23

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

(2)	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
36      First American Funds Annual Report 2006

Statements of  Operations For the year ended October 31, 2006, all dollars are rounded to thousands (000)

	Equity	Mid Cap	Small Cap
	Index Fund	Index Fund	Index Fund

INVESTMENT INCOME:
Dividends from unaffiliated securities	$40,974	$4,947	$1,640
Dividends from affiliated securities	547	69	219
Less: Foreign taxes witheld	—	—	(1)
Interest from unaffiliated securities	1,173	405	13
Securities lending income	572	155	206

Total investment income	43,266	5,576	2,077

EXPENSES (note 3):
Investment advisory fees	5,458	908	637
Administration fees	3,483	595	335
Transfer agent fees	2,111	376	191
Custodian fees	115	19	9
Registration fees	64	55	52
Professional fees	35	36	35
Postage and printing fees	104	17	8
Directors’ fees	37	18	15
Other expenses	63	29	37
Distribution and shareholder servicing fees – Class A	589	37	27
Distribution and shareholder servicing fees – Class B	491	33	14
Distribution and shareholder servicing fees – Class C	227	39	24
Distribution and shareholder servicing fees – Class R	15	3	1

Total expenses	12,792	2,165	1,385

Less: Fee waivers (note 3)	(3,371)	(229)	(391)
Less: Indirect payments from custodian (note 3)	(3)	(1)	(1)

Total net expenses	9,418	1,935	993

Investment income – net	33,848	3,641	1,084

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES CONTRACTS – NET (note 6):
Net realized gain on unaffiliated investments	47,833	16,650	19,061
Net realized gain on affiliated investments	394	—	—
Net realized gain (loss) on futures contracts	1,901	(149)	115
Net change in unrealized appreciation or depreciation of unaffiliated investments	241,470	24,440	8,715
Net change in unrealized appreciation or depreciation of affiliated investments	1,034	—	—
Net change in unrealized appreciation or depreciation of future contracts	29	333	91

Net gain on investments and futures contracts	292,661	41,274	27,982

Net increase in net assets resulting from operations	$326,509	$44,915	$29,066

First American Funds Annual Report 2006       37

Statements of  Changes in Net Assets all dollars are rounded to thousands (000)

	Equity
	Index Fund

		One-Month
	Year	Fiscal	Year
	Ended	Period Ended	Ended
	10/31/06	10/31/05	9/30/05

OPERATIONS:
Investment income – net	$33,848	$1,637	$40,240
Net realized gain (loss) on unaffiliated investments	47,833	(10,825)	(5,937)
Net realized gain (loss) on affiliated investments	394	(7)	513
Net realized gain on in-kind distributions (note 8)	—	—	115,666
Net realized gain (loss) on futures contracts	1,901	(622)	(787)
Net change in unrealized appreciation or depreciation of unaffiliated investments	241,470	(32,021)	111,289
Net change in unrealized appreciation or depreciation of affiliated investments	1,034	2,629	(819)
Net change in unrealized appreciation or depreciation of futures contracts	29	420	277

Net increase (decrease) in net assets resulting from operations	326,509	(38,789)	260,442

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(3,188)	(147)	(3,686)
Class B	(338)	(9)	(543)
Class C	(153)	(3)	(235)
Class R	(26)	(1)	(10)
Class Y	(30,181)	(1,477)	(35,527)
Net realized gain on investments:
Class A	—	—	—
Class B	—	—	—
Class C	—	—	—
Class R	—	—	—
Class Y	—	—	—
Return of capital:
Class A	—	(35)	(12)
Class B	—	(2)	(2)
Class C	—	(1)	(1)
Class R	—	— *	— *
Class Y	—	(347)	(118)

Total distributions	(33,886)	(2,022)	(40,134)

CAPITAL SHARE TRANSACTIONS (note 5):
Class A:
Proceeds from sales	41,039	4,409	44,458
Reinvestment of distributions	2,685	156	3,435
Payments for redemptions	(80,483)	(4,029)	(66,590)

Increase (decrease) in net assets from Class A transactions	(36,759)	536	(18,697)

Class B:
Proceeds from sales	1,830	119	2,433
Reinvestment of distributions	327	11	531
Payments for redemptions (note 3)	(21,365)	(1,831)	(20,370)

Increase (decrease) in net assets from Class B transactions	(19,208)	(1,701)	(17,406)

Class C:
Proceeds from sales	1,467	145	2,768
Reinvestment of distributions	145	4	228
Payments for redemptions (note 3)	(8,052)	(1,727)	(9,668)

Increase (decrease) in net assets from Class C transactions	(6,440)	(1,578)	(6,672)

Class R:
Proceeds from sales	2,111	85	1,362
Reinvestment of distributions	26	1	10
Payments for redemptions	(753)	(6)	(99)

Increase in net assets from Class R transactions	1,384	80	1,273

Class Y:
Proceeds from sales	279,571	16,558	363,331
Reinvestment of distributions	18,320	1,126	22,938
Payments for redemptions	(496,343)	(40,781)	(613,170)

Decrease in net assets from Class Y transactions	(198,452)	(23,097)	(226,901)

Decrease in net assets from capital share transactions	(259,475)	(25,760)	(268,403)

Total increase (decrease) in net assets	33,148	(66,571)	(48,095)
Net assets at beginning of period	2,199,153	2,265,724	2,313,819

Net assets at end of period	$2,232,301	$2,199,153	$2,265,724

Undistributed net investment income at end of period	$—	$—	$—

*	Due to the presentation of the financial statements in thousands, the number rounds to zero.
The accompanying notes are an integral part of the financial statements.
38      First American Funds Annual Report 2006

Mid Cap			Small Cap
Index Fund			Index Fund

	One-Month			One-Month
Year	Fiscal	Year	Year	Fiscal	Year
Ended	Period Ended	Ended	Ended	Period Ended	Ended
10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05

$3,641	$146	$3,270	$1,084	$65	$1,357
16,650	2,372	21,217	19,061	19	9,562
—	—	—	—	—	—
—	—	—	—	—	—
(149)	(122)	1,346	115	(135)	740
24,440	(10,517)	45,063	8,715	(5,614)	16,613
—	—	—	—	—	—
333	(31)	(1)	91	7	(11)

44,915	(8,152)	70,895	29,066	(5,658)	28,261

(118)	—	(93)	(65)	—	(46)
(3)	—	(4)	— (1)	—	—
(5)	—	(3)	(1)	—	—
(3)	—	—	(1)	—	—
(3,558)	—	(3,117)	(1,226)	—	(1,212)
(865)	—	(453)	(306)	—	(657)
(215)	—	(114)	(45)	—	(112)
(203)	—	(95)	(71)	—	(140)
(7)	—	—	(5)	—	—
(20,352)	—	(11,737)	(4,372)	—	(12,476)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(25,329)	—	(15,616)	(6,092)	—	(14,643)

4,721	189	4,932	2,728	143	2,981
948	—	532	366	—	694
(6,088)	(374)	(4,723)	(4,016)	(77)	(2,870)

(419)	(185)	741	(922)	66	805

226	25	306	267	5	215
210	—	116	42	—	108
(1,406)	(7)	(523)	(668)	(12)	(379)

(970)	18	(101)	(359)	(7)	(56)

1,893	194	1,082	1,234	24	705
190	—	92	68	—	133
(1,365)	(258)	(747)	(1,040)	(137)	(676)

718	(64)	427	262	(113)	162

3,997	12	119	264	12	11
9	—	—	6	—	—
(130)	—	—	(38)	—	(2)

3,876	12	119	232	12	9

46,865	3,157	73,080	25,574	1,010	49,781
13,587	—	8,661	3,038	—	8,310
(87,249)	(6,774)	(93,999)	(67,311)	(6,383)	(62,922)

(26,797)	(3,617)	(12,258)	(38,699)	(5,373)	(4,831)

(23,592)	(3,836)	(11,072)	(39,486)	(5,415)	(3,911)

(4,006)	(11,988)	44,207	(16,512)	(11,073)	9,707
363,394	375,382	331,175	167,228	178,301	168,594

$359,388	$363,394	$375,382	$150,716	$167,228	$178,301

$—	$245	$99	$—	$65	$—

First American Funds Annual Report 2006       39

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions			Net Asset
	Value	Net	Gains	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	from Return		End of
	of Period	Income	Investments	Income	of Capital		Period

Equity Index Fund (1)
Class A
2006 (2)	$22.59	$0.33	$3.21	$(0.33)	$—		$25.80
2005 (3)	23.00	0.01	(0.40)	(0.02)	—	(6)	22.59
2005 (4)	20.91	0.34	2.09	(0.34)	—	(6)	23.00
2004 (4)	18.70	0.23	2.22	(0.24)	—	(6)	20.91
2003 (4)	15.31	0.21	3.38	(0.20)	—		18.70
2002 (4)	19.50	0.18	(4.19)	(0.18)	—		15.31
Class B
2006 (2)	$22.31	$0.15	$3.17	$(0.16)	$—		$25.47
2005 (3)	22.72	—	(0.40)	(0.01)	—	(6)	22.31
2005 (4)	20.66	0.18	2.06	(0.18)	—	(6)	22.72
2004 (4)	18.48	0.08	2.19	(0.09)	—	(6)	20.66
2003 (4)	15.13	0.08	3.35	(0.08)	—		18.48
2002 (4)	19.29	0.03	(4.15)	(0.04)	—		15.13
Class C
2006 (2)	$22.44	$0.15	$3.19	$(0.16)	$—		$25.62
2005 (3)	22.85	—	(0.40)	(0.01)	—	(6)	22.44
2005 (4)	20.78	0.18	2.07	(0.18)	—	(6)	22.85
2004 (4)	18.59	0.08	2.20	(0.09)	—	(6)	20.78
2003 (4)	15.23	0.08	3.36	(0.08)	—		18.59
2002 (4)	19.41	0.03	(4.17)	(0.04)	—		15.23
Class R (5)
2006 (2)	$22.57	$0.26	$3.21	$(0.27)	$—		$25.77
2005 (3)	22.98	0.01	(0.40)	(0.02)	—	(6)	22.57
2005 (4)	20.91	0.26	2.11	(0.30)	—	(6)	22.98
2004 (4)	18.70	0.23	2.20	(0.22)	—	(6)	20.91
2003 (4)	15.30	0.21	3.39	(0.20)	—		18.70
2002 (4)	19.50	0.18	(4.20)	(0.18)	—		15.30
Class Y
2006 (2)	$22.58	$0.39	$3.21	$(0.39)	$—		$25.79
2005 (3)	22.99	0.02	(0.41)	(0.02)	—	(6)	22.58
2005 (4)	20.91	0.40	2.08	(0.40)	—	(6)	22.99
2004 (4)	18.69	0.29	2.22	(0.29)	—	(6)	20.91
2003 (4)	15.30	0.25	3.38	(0.24)	—		18.69
2002 (4)	19.49	0.23	(4.19)	(0.23)	—		15.30

(1)	Per share data calculated using average shares outstanding method.

(2)	For the period November 1 to October 31 in the year indicated.

(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Includes a tax return of capital of less than $0.01.

(7)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
40      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (7)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

15.76%	$229,185	0.62%	1.36%	0.77%	1.21%	3%
(1.70)	234,629	0.62	0.69	0.79	0.52	—
11.69	238,379	0.62	1.53	0.79	1.36	4
13.12	234,349	0.62	1.13	0.79	0.96	1
23.58	158,324	0.62	1.22	0.80	1.04	1
(20.75)	139,007	0.62	0.91	0.80	0.73	8

14.94%	$43,369	1.37%	0.63%	1.52%	0.48%	3%
(1.78)	56,097	1.37	(0.06)	1.54	(0.23)	—
10.86	58,857	1.37	0.79	1.54	0.62	4
12.31	69,828	1.37	0.38	1.54	0.21	1
22.72	71,624	1.37	0.47	1.55	0.29	1
(21.40)	66,835	1.37	0.16	1.55	(0.02)	8

14.93%	$20,714	1.37%	0.62%	1.52%	0.47%	3%
(1.78)	24,195	1.37	(0.05)	1.54	(0.22)	—
10.84	26,258	1.37	0.79	1.54	0.62	4
12.28	30,111	1.37	0.38	1.54	0.21	1
22.65	31,330	1.37	0.47	1.55	0.29	1
(21.38)	21,637	1.37	0.16	1.55	(0.02)	8

15.47%	$3,419	0.87%	1.08%	1.15%	0.80%	3%
(1.72)	1,715	0.87	0.44	1.19	0.12	—
11.38	1,663	0.87	1.14	1.19	0.82	4
13.00	333	0.62	1.13	0.79	0.96	1
23.66	52,925	0.62	1.22	0.80	1.04	1
(20.79)	42,964	0.62	0.93	0.80	0.75	8

16.07%	$1,935,614	0.37%	1.61%	0.52%	1.46%	3%
(1.69)	1,882,517	0.37	0.94	0.54	0.77	—
11.92	1,940,567	0.37	1.78	0.54	1.61	4
13.45	1,979,198	0.37	1.38	0.54	1.21	1
23.89	1,771,795	0.37	1.46	0.55	1.28	1
(20.56)	1,135,653	0.37	1.16	0.55	0.98	8

First American Funds Annual Report 2006       41

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income (Loss)	Investments	Income	Gains	Period

Mid Cap Index Fund (1)
Class A
2006 (2)	$13.52	$0.11	$1.55	$(0.11)	$(0.82)	$14.25
2005 (3)	13.82	—	(0.30)	—	—	13.52
2005 (4)	11.84	0.09	2.40	(0.09)	(0.42)	13.82
2004 (4)	10.36	0.05	1.67	(0.05)	(0.19)	11.84
2003 (4)	8.51	0.04	2.08	(0.04)	(0.23)	10.36
2002 (4)	9.38	0.04	(0.49)	(0.04)	(0.38)	8.51
Class B
2006 (2)	$13.28	$—	$1.53	$(0.01)	$(0.82)	$13.98
2005 (3)	13.59	(0.01)	(0.30)	—	—	13.28
2005 (4)	11.67	(0.01)	2.37	(0.02)	(0.42)	13.59
2004 (4)	10.25	(0.03)	1.64	—	(0.19)	11.67
2003 (4)	8.44	(0.03)	2.07	—	(0.23)	10.25
2002 (4)	9.33	(0.03)	(0.48)	—	(0.38)	8.44
Class C
2006 (2)	$13.32	$—	$1.55	$(0.02)	$(0.82)	$14.03
2005 (3)	13.63	(0.01)	(0.30)	—	—	13.32
2005 (4)	11.70	(0.01)	2.38	(0.02)	(0.42)	13.63
2004 (4)	10.28	(0.03)	1.64	—	(0.19)	11.70
2003 (4)	8.47	(0.03)	2.07	—	(0.23)	10.28
2002 (4)	9.38	(0.02)	(0.51)	—	(0.38)	8.47
Class R (5)
2006 (2)	$13.48	$0.07	$1.55	$(0.09)	$(0.82)	$14.19
2005 (3)	13.78	—	(0.30)	—	—	13.48
2005 (4)	11.83	0.04	2.41	(0.08)	(0.42)	13.78
2004 (4)	10.36	0.06	1.65	(0.05)	(0.19)	11.83
2003 (4)	8.50	0.04	2.09	(0.04)	(0.23)	10.36
2002 (4)	9.38	0.04	(0.50)	(0.04)	(0.38)	8.50
Class Y
2006 (2)	$13.53	$0.15	$1.56	$(0.15)	$(0.82)	$14.27
2005 (3)	13.83	0.01	(0.31)	—	—	13.53
2005 (4)	11.84	0.12	2.41	(0.12)	(0.42)	13.83
2004 (4)	10.37	0.08	1.66	(0.08)	(0.19)	11.84
2003 (4)	8.51	0.06	2.09	(0.06)	(0.23)	10.37
2002 (4)	9.38	0.06	(0.49)	(0.06)	(0.38)	8.51

(1)	Per share data calculated using average shares outstanding method.

(2)	For the period November 1 to October 31 in the year indicated.

(3)	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
42      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

12.70%	$14,722	0.75%	0.77%	0.81%	0.71%	7%
(2.17)	14,318	0.75	0.26	0.80	0.21	1
21.43	14,827	0.75	0.68	0.82	0.61	15
16.80	11,987	0.75	0.47	0.80	0.42	14
25.45	5,332	0.75	0.45	0.84	0.36	23
(5.45)	3,581	0.75	0.37	0.83	0.29	19

11.87%	$2,678	1.50%	0.03%	1.56%	(0.03)%	7%
(2.28)	3,485	1.50	(0.49)	1.55	(0.54)	1
20.57	3,546	1.50	(0.08)	1.57	(0.15)	15
15.88	3,133	1.50	(0.27)	1.55	(0.32)	14
24.63	2,419	1.50	(0.30)	1.59	(0.39)	23
(6.07)	1,475	1.50	(0.37)	1.58	(0.45)	19

11.96%	$4,320	1.50%	0.02%	1.56%	(0.04)%	7%
(2.27)	3,388	1.50	(0.49)	1.55	(0.54)	1
20.60	3,533	1.50	(0.08)	1.57	(0.15)	15
15.83	2,653	1.50	(0.27)	1.55	(0.32)	14
24.55	1,756	1.50	(0.30)	1.59	(0.39)	23
(6.22)	795	1.50	(0.37)	1.58	(0.45)	19

12.40%	$4,032	1.00%	0.47%	1.17%	0.30%	7%
(2.18)	131	1.00	0.01	1.20	(0.19)	1
21.09	122	1.00	0.28	1.22	0.06	15
16.62	1	0.75	0.49	0.80	0.44	14
25.60	4,134	0.75	0.46	0.84	0.37	23
(5.56)	3,393	0.75	0.37	0.83	0.29	19

13.05%	$333,636	0.50%	1.03%	0.56%	0.97%	7%
(2.17)	342,072	0.50	0.51	0.55	0.46	1
21.82	353,354	0.50	0.92	0.57	0.85	15
16.97	313,403	0.50	0.73	0.55	0.68	14
25.86	239,174	0.50	0.71	0.59	0.62	23
(5.23)	198,545	0.50	0.63	0.58	0.55	19

First American Funds Annual Report 2006       43

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income (Loss)	Investments	Income	Gains	Period

Small Cap Index Fund (1)
Class A
2006 (2)	$14.12	$0.07	$2.56	$(0.10)	$(0.42)	$16.23
2005 (3)	14.57	—	(0.45)	—	—	14.12
2005 (4)	13.38	0.07	2.17	(0.06)	(0.99)	14.57
2004 (4)	11.47	0.04	1.98	(0.03)	(0.08)	13.38
2003 (4)	8.55	0.04	2.92	(0.04)	—	11.47
2002 (4)	9.68	0.05	(1.13)	(0.05)	—	8.55
Class B
2006 (2)	$13.76	$(0.04)	$2.48	$(0.01)	$(0.42)	$15.77
2005 (3)	14.21	(0.01)	(0.44)	—	—	13.76
2005 (4)	13.15	(0.03)	2.08	—	(0.99)	14.21
2004 (4)	11.33	(0.06)	1.96	—	(0.08)	13.15
2003 (4)	8.47	(0.03)	2.90	(0.01)	—	11.33
2002 (4)	9.63	(0.03)	(1.13)	—	—	8.47
Class C
2006 (2)	$13.88	$(0.04)	$2.51	$(0.01)	$(0.42)	$15.92
2005 (3)	14.34	(0.01)	(0.45)	—	—	13.88
2005 (4)	13.26	(0.03)	2.10	—	(0.99)	14.34
2004 (4)	11.43	(0.06)	1.97	—	(0.08)	13.26
2003 (4)	8.54	(0.03)	2.93	(0.01)	—	11.43
2002 (4)	9.68	(0.03)	(1.11)	—	—	8.54
Class R (5)
2006 (2)	$13.97	$0.03	$2.53	$(0.07)	$(0.42)	$16.04
2005 (3)	14.43	—	(0.46)	—	—	13.97
2005 (4)	13.31	0.04	2.11	(0.04)	(0.99)	14.43
2004 (4)	11.41	0.03	1.97	(0.02)	(0.08)	13.31
2003 (4)	8.52	0.05	2.88	(0.04)	—	11.41
2002 (4)	9.64	0.05	(1.12)	(0.05)	—	8.52
Class Y
2006 (2)	$14.12	$0.11	$2.55	$(0.13)	$(0.42)	$16.23
2005 (3)	14.57	0.01	(0.46)	—	—	14.12
2005 (4)	13.43	0.11	2.12	(0.10)	(0.99)	14.57
2004 (4)	11.51	0.07	1.99	(0.06)	(0.08)	13.43
2003 (4)	8.57	0.07	2.94	(0.07)	—	11.51
2002 (4)	9.70	0.07	(1.13)	(0.07)	—	8.57

(1)	Per share data calculated using average shares outstanding method.

(2)	For the period November 1 to October 31 in the year indicated.

(3)	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the Fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
44      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

19.02%	$10,639	0.83%	0.47%	1.08%	0.22%	17%
(3.09)	10,067	0.83	0.27	1.01	0.09	—
17.08	10,323	0.90	0.53	1.03	0.40	23
17.71	8,749	0.93	0.30	1.02	0.21	25
34.77	3,480	0.93	0.42	1.05	0.30	41
(11.28)	1,908	0.93	0.46	1.09	0.30	49

18.07%	$1,333	1.58%	(0.28)%	1.83%	(0.53)%	17%
(3.17)	1,498	1.58	(0.48)	1.76	(0.66)	—
15.82	1,555	1.65	(0.23)	1.78	(0.36)	23
16.83	1,494	1.68	(0.46)	1.77	(0.55)	25
33.87	993	1.68	(0.33)	1.80	(0.45)	41
(12.03)	424	1.68	(0.29)	1.84	(0.45)	49

18.15%	$2,662	1.58%	(0.28)%	1.83%	(0.53)%	17%
(3.21)	2,068	1.58	(0.48)	1.76	(0.66)	—
15.84	2,256	1.65	(0.23)	1.78	(0.36)	23
16.77	1,939	1.68	(0.46)	1.77	(0.55)	25
33.94	1,268	1.68	(0.33)	1.80	(0.45)	41
(11.72)	447	1.68	(0.26)	1.84	(0.42)	49

18.75%	$280	1.08%	0.23%	1.47%	(0.16)%	17%
(3.19)	23	1.08	0.02	1.41	(0.31)	—
16.45	11	1.15	0.30	1.43	0.02	23
17.65	1	0.93	0.24	0.99	0.18	25
34.54	3,210	0.93	0.52	1.05	0.40	41
(11.26)	13,576	0.93	0.42	1.09	0.26	49

19.32%	$135,802	0.58%	0.72%	0.83%	0.47%	17%
(3.09)	153,572	0.58	0.52	0.76	0.34	—
16.93	164,156	0.65	0.78	0.78	0.65	23
18.02	156,411	0.68	0.54	0.77	0.45	25
35.23	119,102	0.68	0.68	0.80	0.56	41
(11.09)	94,749	0.68	0.68	0.84	0.52	49

First American Funds Annual Report 2006       45

Notes to  Financial Statements  October 31, 2006, all dollars and shares are rounded to thousands (000)

1 >	Organization

The Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”) which is a member of the First American Family of Funds. As of October 31, 2006, FAIF offered 38 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. The Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund are each diversified open-end management investment companies.

FAIF offers Class A, Class B, Class C, Class R, and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

The funds’ prospectuses provide descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’ servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of October 31, 2006, the Equity Index Fund and Small Cap Index Fund had fair valued securities with a total market value of $0 and $0 or 0.0% and 0.0%, respectively, of total net assets for the fund. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end mutual funds are valued at their respective net asset value on the valuation date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the fair value and the underlying cost of the security on the transaction date. Each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash.
46      First American Funds Annual Report 2006

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid quarterly for Mid Cap Index Fund and Small Cap Index Fund and monthly for Equity Index Fund. Distributions are payable in cash or reinvested in additional shares of the fund. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to losses deferred from wash sales, the tax recognition of mark to market gains (losses) on open futures contracts, proceeds from securities litigation, and the sale of real estate investment trust securities (“REITs”). To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statements of Assets and Liabilities the following reclassifications were made:

	Accumulated	Undistributed
	Net Realized	Net Investment
Fund	Gain (Loss)	Income

Equity Index Fund	$(38)	$38
Mid Cap Index Fund	100	(100)
Small Cap Index Fund	(144)	144

The tax character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period or year in which the amounts are distributed may differ from the period or year that the income or realized gains (losses) are recorded by the fund. The distributions paid during the fiscal year ended October 31, 2006, the one-month fiscal period ended October 31, 2005, and the fiscal year ended September 30, 2005, were as follows:

	October 31, 2006

	Ordinary	Long Term
Fund	Income	Gain	Total

Equity Index Fund	$33,446	$440	$33,886
Mid Cap Index Fund	4,985	20,344	25,329
Small Cap Index Fund	1,293	4,799	6,092

	October 31, 2005

	Ordinary	Return
Fund	Income	of Capital	Total

Equity Index Fund	$1,637	$385	$2,022

	September 30, 2005

	Ordinary	Long Term	Return
Fund	Income	Gain	of Capital	Total

Equity Index Fund	$40,001	$—	$133	$40,134
Mid Cap Index Fund	4,638	10,978	—	15,616
Small Cap Index Fund	6,571	8,072	—	14,643

As of October 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

				Total
	Undistributed	Undistributed	Unrealized	Accumulated
	Ordinary	Long Term	Appreciation	Earnings
Fund	Income	Capital Gains	(Depreciation)	(Deficit)

Equity Index Fund	$—	$23,507	$804,744	$828,251
Mid Cap Index Fund	424	16,416	84,109	100,949
Small Cap Index Fund	765	18,059	39,708	58,532

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and the amount of gain (loss) recognized for tax purposes due to mark to market adjustments on open futures contracts.
First American Funds Annual Report 2006       47

Notes to  Financial Statements  October 31, 2006, all dollars and shares are rounded to thousands (000)

FUTURES TRANSACTIONS – In order to gain exposure to or protect against changes in the market, the funds may enter into S&P and Russell Index futures contracts and other stock index futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

The funds’ investment in stock index futures contracts is designed to maintain sufficient liquidity to meet redemption requests and to increase the level of fund assets devoted to replicating the composition of the S&P and Russell Indices while reducing transaction costs. Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

As of October 31, 2006, Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund had outstanding futures contracts.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. At October 31, 2006, Equity Index Fund and Small Cap Index Fund had investments in illiquid securities with a total value of $0 and $0 or 0.0% and 0.0%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Equity Index Fund	Shares	Dates Acquired	Cost Basis

Seagate, Escrow Shares	45	11/00 to 11/02	$—

Small Cap Index Fund	Shares		Dates Acquired	Cost Basis

FirstBank, Fractional Shares	—	*	8/05	$—
Geo Group, Fractional Shares	—	*	10/06	—
National Penn, Fractional Shares	—	*	10/05	—
Petrocorp, Escrow Shares	2		6/03 to 8/05	—
Southern Union Company, Fractional Shares	—	*	11/03 to 8/05	—
USB Holding Company, Fractional Shares	—	*	8/05	—

*	Due to the presentation of the financial statements in thousands, the number rounds to zero.
48      First American Funds Annual Report 2006

SECURITIES LENDING – In order to generate additional income, each fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to maintain collateral in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then marked-to-market daily until the securities are returned. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. Cash collateral is invested in short-term, high-quality, U.S. dollar denominated securities that would be eligible for investment by a money market fund under Investment Company Act Rule 2a-7. As of October 31, 2006, cash collateral invested was as follows:

					Other
	Commercial	Corporate	Repurchase	Money Market	Short-Term
	Paper	Obligations	Agreements	Funds	Securities	Total

Equity Index Fund	$90,709	$106,743	$144,340	$8,678	$6,920	$357,390
Mid Cap Index Fund	41,777	49,161	66,477	3,997	3,187	164,599
Small Cap Index Fund	14,786	17,399	23,528	1,414	1,128	58,255

FAF Advisors, Inc. (“FAF Advisors”), formerly U.S. Bancorp Asset Management, Inc., serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. FAF Advisors acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). Effective January 1, 2006, FAF Advisors receives fees equal to 32% of each fund’s income from securities lending transactions. Prior to January 1, 2006, such fees were 35% of each fund’s income from securities lending transactions. Effective January 1, 2007, FAF Advisors will receive fees of up to 25% of each fund’s net income from securities lending transactions. In addition, beginning February 1, 2007, collateral for securities on loan will be invested in a money market fund administered by FAF Advisors and FAF Advisors will receive an administration fee equal to 0.02% of such fund’s average daily net assets. Fees paid to FAF Advisors by the funds for the fiscal year ended October 31, 2006, were as follows:

Fund	Amount

Equity Index Fund	$253
Mid Cap Index Fund	69
Small Cap Index Fund	91

Income from securities lending is recorded on the Statement of Operations as securities lending income net of fees paid to FAF Advisors.

SECURITY LITIGATION SETTLEMENTS – Income from settlement proceeds related to portfolio securities is recorded as an adjustment to realized or unrealized gains or losses. For the fiscal year ended October 31, 2006, Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund recorded $93, $12, and $34, respectively, as an adjustment to realized gains or losses for settlement proceeds related to securities no longer included in the portfolios.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended October 31, 2006.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial
First American Funds Annual Report 2006       49

Notes to  Financial Statements  October 31, 2006, all dollars and shares are rounded to thousands (000)

statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund is 0.25%, 0.25%, and 0.40%, respectively. FAF Advisors has agreed to waive fees and reimburse other fund expenses through June 30, 2007, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A	B	C	R	Y

Equity Index Fund	0.62%	1.37%	1.37%	0.87%	0.37%
Mid Cap Index Fund	0.75	1.50	1.50	1.00	0.50
Small Cap Index Fund	0.83	1.58	1.58	1.08	0.58

The funds may invest in related money market funds that are series of First American Funds, Inc. , subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. For financial statement purposes, these reimbursements are recorded as investment income.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors provides, or engages other entities to provide, services to the funds. These services include various legal, oversight and administrative services, and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly. Prior to July 1, 2006, such fees were equal to each fund’s pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds, up to $8 billion, 0.135% on the next $17 billion of the aggregate average daily net assets, 0.12% on the next $25 billion of the aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion.

Effective July 1, 2006, the administration fee was increased to an amount equal, on an annualized basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets and 0.20% of the aggregate average daily net assets in excess of $50 billion. This increase was a result of incorporating into the administration fee a fee equal to 0.10% of the funds’ average daily net assets that had previously been paid to USBFS as part of the transfer agent fee for providing certain shareholder services, and to reimburse USBFS for its payments to financial institutions that establish and maintain omnibus accounts and provide customary services for such accounts. All fees paid to the sub-administrator are paid from the administration fee. In addition to the foregoing fees, the funds may reimburse FAF Advisors and USBFS for any out-of-pocket expenses incurred in providing administration services.

For the fiscal year ended October 31, 2006, administration fees paid to FAF Advisors by the funds included in this annual report were as follows:

Fund	Amount

Equity Index Fund	$3,392
Mid Cap Index Fund	561
Small Cap Index Fund	244

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. Prior to July 1, 2006, the funds paid transfer agent fees of $18,500 per share class and additional per account fees for transfer agent services. These fees were allocated to each fund based upon the fund’s pro rata share of the aggregate average daily net assets of the funds that comprise FAIF. Under the transfer agent agreement, the funds also paid USBFS a fee equal, on an annual basis, to 0.10% of each fund’s average daily net assets. This fee was intended to compensate USBFS for
50      First American Funds Annual Report 2006

providing certain shareholder services and to reimburse USBFS for its payments to financial institutions that establish and maintain omnibus accounts and provide customary services for such accounts. In addition to these fees, the funds reimbursed USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Effective July 1, 2006, the funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based on the number of accounts within that fund. The $18,500 fee per share class that was charged in addition to per account fees was eliminated. As noted above, effective July 1, 2006, the 0.10% fee for shareholder services and payments to financial services was incorporated into the administration fee. The funds continue to reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

For the fiscal year ended October 31, 2006, transfer agent fees paid to USBFS by the funds included in this annual report were as follows:

Fund	Amount

Equity Index Fund	$2,122
Mid Cap Index Fund	371
Small Cap Index Fund	186

CUSTODIAN FEES – U.S. Bank serves as the funds’ custodian pursuant to a custodian agreement with FAIF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from the custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred which will increase the fund’s custodian expenses. For the fiscal year ended October 31, 2006, custodian fees for Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund were increased by $6, $1, and $1 as a result of overdrafts and decreased by $3, $1, and $1 as a result of interest earned, respectively.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of each fund’s average daily net assets attributable to Class A shares, Class B shares, Class C shares and Class R shares, respectively. Class Y shares pay no distribution or shareholder servicing fees. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

During the period, FAF Advisors also provided shareholder services pursuant to a shareholder servicing plan and agreement with FAIF with respect to the funds’ Class R shares. Under the shareholder servicing plan and agreement, each fund was required to pay FAF Advisors a monthly shareholder servicing fee equal to an annual rate of 0.15% of each fund’s average daily net assets attributable to Class R shares. FAF Advisors waived all fees under this plan and agreement. This agreement was terminated in September 2006.

Under these distribution and shareholder servicing agreements, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended October 31, 2006:

Fund	Amount

Equity Index Fund	$582
Mid Cap Index Fund	57
Small Cap Index Fund	32

OTHER FEES AND EXPENSES – In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying most other operating expenses including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended October 31, 2006, legal fees and expenses of $21 were paid to a law firm of which an Assistant Secretary of the funds is a partner.
First American Funds Annual Report 2006       51

Notes to  Financial Statements  October 31, 2006, all dollars and shares are rounded to thousands (000)

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

CDSC as a Percentage
of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first twelve months.

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

For the fiscal year ended October 31, 2006, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund	Amount

Equity Index Fund	$193
Mid Cap Index Fund	39
Small Cap Index Fund	14

4 >	Investment in Common Stock of Affiliate

As disclosed in the Schedule of Investments, Equity Index Fund owns common stock issued by U.S. Bancorp. For the fiscal year ended October 31, 2006, Equity Index Fund recorded a net realized gain from the sale of U.S. Bancorp common stock of $394 and $443 of dividend income from U.S. Bancorp common stock. At October 31, 2006, Equity Index Fund had an unrealized gain of $3,662 with respect to its investment in U.S. Bancorp common stock.
52      First American Funds Annual Report 2006

5 >	Capital Share Transactions

FAIF has 324 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Equity			Mid Cap			Small Cap
	Index Fund			Index Fund			Index Fund

		One-			One-			One-
		Month			Month			Month
		Fiscal			Fiscal			Fiscal
	Year	Period	Year	Year	Period	Year	Year	Period	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05

Class A:
Shares issued	1,707	196	1,995	338	14	385	177	10	212
Shares issued in lieu of cash distributions	111	7	155	70	—	42	25	—	49
Shares redeemed	(3,323)	(180)	(2,991)	(434)	(28)	(367)	(259)	(5)	(207)

Total Class A transactions	(1,505)	23	(841)	(26)	(14)	60	(57)	5	54

Class B:
Shares issued	78	5	111	16	2	24	18	—	16
Shares issued in lieu of cash distributions	14	—	25	16	—	9	3	—	8
Shares redeemed	(903)	(82)	(924)	(103)	(1)	(41)	(45)	(1)	(28)

Total Class B transactions	(811)	(77)	(788)	(71)	1	(8)	(24)	(1)	(4)

Class C:
Shares issued	62	7	126	139	15	83	84	2	51
Shares issued in lieu of cash distributions	6	—	10	14	—	7	5	—	10
Shares redeemed	(337)	(78)	(436)	(99)	(20)	(58)	(71)	(10)	(50)

Total Class C transactions	(269)	(71)	(300)	54	(5)	32	18	(8)	11

Class R:
Shares issued	87	4	60	283	1	9	18	1	1
Shares issued in lieu of cash distributions	1	—	—	—	—	—	—	—	—
Shares redeemed	(31)	—	(4)	(9)	—	—	(3)	—	—

Total Class R transactions	57	4	56	274	1	9	15	1	1

Class Y:
Shares issued	11,626	741	16,348	3,363	237	5,681	1,699	73	3,545
Shares issued in lieu of cash distributions	762	51	1,034	998	—	684	208	—	591
Shares redeemed	(20,707)	(1,825)	(27,653)	(6,256)	(506)	(7,277)	(4,415)	(460)	(4,520)

Total Class Y transactions	(8,319)	(1,033)	(10,271)	(1,895)	(269)	(912)	(2,508)	(387)	(384)

Net decrease in capital shares	(10,847)	(1,154)	(12,144)	(1,664)	(286)	(819)	(2,556)	(390)	(322)

Class B shares converted to Class A shares (reflected as Class A shares issued and Class B shares redeemed) during the fiscal year ended October 31, 2006, the one-month fiscal period ended October 31, 2005, and the fiscal year ended September 30, 2005, were as follows:

		One-Month
	Year Ended	Fiscal Period		Year Ended
Fund	10/31/06	Ended 10/31/05		9/30/05

Equity Index Fund	373	30		231
Mid Cap Index Fund	42	—	*	5
Small Cap Index Fund	2	—		1

*	Due to the presentation of the financial statements in thousands, this number rounds to zero.

6 >	Investment Security Transactions

During the fiscal year ended October 31, 2006, purchases of securities and proceeds from sales of securities other than temporary investments in short-term securities, were as follows:

Fund	Purchases	Sales

Equity Index Fund	$64,685	$307,119
Mid Cap Index Fund	24,873	77,966
Small Cap Index Fund	25,816	71,410

First American Funds Annual Report 2006       53

Notes to  Financial Statements  October 31, 2006, all dollars and shares are rounded to thousands (000)

The aggregate gross unrealized appreciation and depreciation of securities held by the funds and the total cost of securities (including cost of securities purchased with proceeds from securities lending) for federal income tax purposes at October 31, 2006, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
Fund	Appreciation	Depreciation	Net	Tax Cost

Equity Index Fund	$964,887	$(160,143)	$804,744	$1,788,930
Mid Cap Index Fund	113,489	(29,380)	84,109	437,962
Small Cap Index Fund	48,619	(8,911)	39,708	169,180

7 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8 >	Redemption-in-Kind Transaction

In March 2005, the U.S. Bancorp Pension Plan redeemed $186,709 from the First American Equity Index Fund as a redemption-in-kind transaction. In this transaction, the fund distributed a proportionate amount of securities in the fund’s portfolio to the U.S. Bancorp Pension Plan. Remaining shareholders in the fund did not recognize any additional capital gains from the transaction.

9 >	New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2006, the funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

10 >	Subsequent Event

On November 1, 2006, the U.S. Bancorp Pension Plan redeemed $205,549 from the First American Equity Index Fund as a redemption-in-kind transaction. In this transaction, the fund distributed a proportionate amount of securities in the fund’s portfolio to the U.S. Bancorp Pension Plan. Remaining shareholders in the fund did not recognize any additional capital gains from the transactions.
54      First American Funds Annual Report 2006

 NOTICE TO SHAREHOLDERS October 31, 2006 (unaudited)
TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2007 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2006, each fund has designated long term capital gains, ordinary income, and tax exempt income with regard to distributions paid during the period as follows:

	Long Term Capital	Ordinary Income
	Gains Distributions	Distributions	Total Distributions
Fund	(Tax Basis) (a)	(Tax Basis) (a)	(Tax Basis) (b)

Equity Index Fund	1%	99%	100%
Mid Cap Index Fund	80	20	100
Small Cap Index Fund	79	21	100

(a)	Based on a percentage of the fund’s total distributions.

(b)	None of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

Shareholder Notification of Federal Tax Status:

Each fund has designated the following percentages of the ordinary income distributions during the fiscal year ended October 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Equity Index Fund	100.00%
Mid Cap Index Fund	96.68
Small Cap Index Fund	66.88

In addition, each fund has designated the following percentages of the ordinary income distributions from net investment income during the fiscal year ended October 31, 2006 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Equity Index Fund	100.00%
Mid Cap Index Fund	96.68
Small Cap Index Fund	67.31

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for each fund were as follows:

Fund

Equity Index Fund	2.93%
Mid Cap Index Fund	6.88
Small Cap Index Fund	7.37

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for each fund were as follows:

Fund

Equity Index Fund	0.00%
Mid Cap Index Fund	31.82
Small Cap Index Fund	21.75

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
First American Funds Annual Report 2006       55

 NOTICE TO SHAREHOLDERS October 31, 2006 (unaudited)
FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each fund and, as required by law, determines annually whether to renew the funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 1-3, 2006, the Board considered information relating to the funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 19-21, 2006, the Board concluded its consideration of and approved the Agreement through June 30, 2007.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the funds, the Board separately considered and approved the Agreement with respect to each fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to the fund, (2) the investment performance of the fund, (3) the profitability of FAF Advisors related to the fund, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the fund grows and whether fee levels are adjusted to enable fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the interests of the shareholders of each fund. In reaching its conclusions, the Board considered the following:
Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each fund. The Board reviewed FAF Advisors’ key personnel who provide investment management services to each fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each fund within the framework of that fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the fund, including the fund’s distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

The Board also considered compliance reports about FAF Advisors from the funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that each fund is likely to benefit from the nature, extent and quality of the services provided by FAF Advisors under the Agreement.
Investment Performance of the Funds

The Board considered the performance of each fund, including how the fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the fund performed versus its benchmark index. The performance periods reviewed by the Board ended on January 31, 2006.

Equity Index Fund. The Board noted that the objective of the fund is to provide investment results that correspond to the performance of the Standard & Poor’s 500 Composite Index. The Board considered that on a gross-of-fees basis, the fund
56      First American Funds Annual Report 2006

achieved a correlation with its benchmark index over the past three years of over 99%, though it performed slightly below its benchmark index on a net-of-fee basis for the one-, three-, five- and ten-year periods. The fund’s performance was comparable to that of its performance universe for all periods, being above the performance universe for Class Y shares and generally slightly below the performance universe for Class A shares, which have higher expenses. The Board concluded that, in light of the fund’s close tracking of its benchmark index and competitive performance vis-à-vis its performance universe, it would be in the interest of the fund and its shareholders to renew the Agreement.

Mid Cap Index Fund. The Board noted that the objective of the fund is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Composite Index. The Board considered that on a gross-of-fees basis, the fund achieved a correlation with its benchmark index over the past three years of over 99%, while the fund performed slightly below its benchmark index on a net-of-fee basis for the one-, three-, and five-year periods. The fund’s performance was equal to or better than that of its performance universe for all periods, though FAF Advisors noted that the universe is only of limited comparative value because it includes funds that are actively managed or indexed to a different benchmark. The Board concluded that, in light of the fund’s close tracking of its benchmark index and competitive performance vis-à-vis its performance universe, it would be in the interest of the fund and its shareholders to renew the Agreement.

Small Cap Index Fund. The Board noted that the objective of the fund is to provide investment results that correspond to the performance of the Russell 2000 Index. The Board considered that on a gross-of-fees basis, the fund achieved a correlation with its benchmark index over the past three years of over 99%, though it performed slightly below its benchmark index for the one- and three-year periods. For the five-year period, the fund performed competitively against its benchmark index. This performance period, however, included a period of time when the fund was benchmarked against a different index. Though the fund slightly underperformed its performance universe for the one- and three-year periods, the Board considered FAF Advisors’ assertion that only a small number of funds in the performance universe track the Russell 2000 Index. The Board concluded that, in light of the fund’s close tracking of its benchmark index and its competitive performance against the performance universe (even though it is not as meaningful for comparative purposes as the benchmark) it would be in the interest of the fund and its shareholders to renew the Agreement.
Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ estimated costs in serving as the funds’ investment manager, including the costs associated with the personnel and systems necessary to manage each fund. The Board also considered the reported profitability of FAF Advisors and its affiliates resulting from their relationship with each fund. For each fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisers. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are lower than the funds’ management fees, the funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each fund’s advisory fee compared to the median advisory fee for other mutual funds of similar size, character and investment strategy, and each fund’s expense ratio after waivers compared to the median expense ratio, after waivers, of comparable funds. In connection with its review of fund fees and expenses, the Board asked FAF Advisors to articulate its pricing philosophy. FAF Advisors responded that it attempts generally to maintain each fund’s total operating expenses at a level that approximates its peer group median expense ratio. FAF Advisors noted that, in keeping with this pricing philosophy, it intended to waive its investment advisory fees to the extent necessary to maintain the funds’ total expense ratios at levels generally in line with their respective peer groups. Accordingly, FAF Advisors agreed to maintain expense caps of the funds at their current levels through at least June 30, 2007.

Further detail considered by the Board regarding the advisory fees and expense ratios of each fund is set forth below:

Equity Index Fund. The Board considered that the fund’s advisory fee, after waivers, and the expense ratio, after waivers, are lower than the peer group median. The Board concluded that the fund’s advisory fee and expense ratio are reasonable.

Mid Cap Index Fund. The Board considered that the fund’s advisory fee, after waivers, is lower than the peer group median. In addition, the fund’s expense ratio, after waivers, is only slightly higher than the peer group median. The Board concluded that the fund’s advisory fee and expense ratio are reasonable.

Small Cap Index Fund. The Board considered that the fund’s advisory fee, after waivers, is lower than the peer group median. The Board also noted that the fund’s total expense ratio, after waivers, is higher than the peer group median. The Board, however, considered that in 2005 the Board and FAF Advisors agreed to an expense cap that would have kept the
First American Funds Annual Report 2006       57

 NOTICE TO SHAREHOLDERS October 31, 2006 (unaudited)

expense ratio below the expense group median had the cap been in place for the fund’s entire fiscal year. The Board concluded that the fund’s advisory fee and expense ratio are reasonable.
Economies of Scale in Providing Investment Advisory Services

The Board considered whether each fund’s investment advisory fee reflects the potential for economies of scale for the benefit of fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although the funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The median total expense ratio of a fund’s peer group will reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group. Therefore, by capping a fund’s total expense ratio at a level close to the median, fund shareholders should receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules. In light of FAF Advisors’ commitment to keep total fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each fund and its shareholders to renew the Agreement.
Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the funds, the Board noted that FAF Advisors and certain of its affiliates serve the funds in various capacities, including as advisor, administrator, sub-administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the funds in connection with providing services to the funds. The Board considered that each service provided to the funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the best interest of each fund and its shareholders.
58      First American Funds Annual Report 2006

Directors and Officers of the Funds

Independent Directors

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004; Senior Vice President, Chief Financial Officer & Treasurer, Bemis Company, Inc., through April 2002	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Vice President and Chief Operating Officer, Cargo – United Airlines from July 2001 through July 2004	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, Mn 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004 and Chief Financial Officer and Chief Administrative Officer from 1988 to 2002, William Blair & Company, LLC	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, a manufacturer of designer doors, through 2002	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and CEO, RKR Consultants, Inc. and non-profit board member since 2005; Director, President, and Chief Executive Officer, Weirton Steel Corporation through 2001	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	Cleveland Cliffs Inc (a producer of iron ore pellets)

First American Funds Annual Report 2006       59

 NOTICE TO SHAREHOLDERS October 31, 2006 (unaudited)

Independent Directors — continued

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Attorney at law; Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; Owner, Chairman and Chief Executive Officer, Excensustm, LLC, a strategic demographic planning and application development firm since 2001	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Governance Consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company through 2003	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.
The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.
60      First American Funds Annual Report 2006

Officers

	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer of FAF Advisors, Inc.

Mark S. Jordahl FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President – Investments	Re-elected by the Board annually; Vice President – Investments of FAIF since September 2001	Chief Investment Officer of FAF Advisors, Inc.

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since December 2004	Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc. from May 2003 to September 2005; prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer, FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004 to March 2005; prior to that, Vice President, Charles Schwab & Co., Inc.

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually: Anti-Money Laundering Officer of FAIF since September 2006	Compliance Manager, FAF Advisors, Inc., since June 2006; prior to that, Compliance Analyst, FAF Advisors, Inc., from October 2004 to June 2006; prior to that, Senior Systems Helpdesk Analyst, Wachovia Retirement Services from November 2002 to October 2004; prior thereto, Senior Retirement Plan Specialist, PFPC, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF from September 1998 through December 2004	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

Brett L. Agnew FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004	Counsel, FAF Advisors, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Vice President, U.S. Bancorp Fund Services, LLC since March 2002; prior thereto, Senior Administration Services Manager, UMB Fund Services, Inc.

First American Funds Annual Report 2006       61

 NOTICE TO SHAREHOLDERS October 31, 2006 (unaudited)

Officers — continued

	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall, Minneapolis, MN 55042 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior to that, Counsel, FAF Advisors, Inc. from May 2003 to August 2004; prior to May 2003, Associate Counsel, Hartford Life and Accident Insurance Company

Douglas G. Hess U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 2001	Vice President, U.S. Bancorp Fund Services, LLC since November 2002; prior thereto, Assistant Vice President, Fund Compliance Administrator, U.S. Bancorp Fund Services, LLC

*	Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, Mitchell, Agnew and Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Messrs. Hess and Arnold are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Transfer Agent for FAIF.
62      First American Funds Annual Report 2006

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Board of Directors First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President, Chief
Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative
Officer of William Blair & Company, LLC.

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and CEO of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the year ended October 31, 2006. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
INVESTMENT ADVISOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
ADMINISTRATOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
CUSTODIAN

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55101
DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
220 South Sixth Street
Suite 1400
Minneapolis, Minnesota 55402
COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, Minnesota 55402

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330
In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.
0308-06 12/2006 AR-INDEX

First American Funds.

2006 Annual Report

Refining Corporation

Stock Funds

Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to SHAREHOLDERS December 11, 2006

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended October 31, 2006.
This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.
Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.
Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.
We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.
Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.
First American Funds Annual Report 2006       1

Real Estate Securities fund
Investment Objective: provide above-average current income and long-term capital appreciation
How did the fund perform for the fiscal year ended October 31, 2006?
The First American Real Estate Securities Fund (the “fund”), Class Y shares, returned 43.58% for the fiscal year ended October 31, 2006 (Class A shares returned 43.25% without taking the sales charge into account). By comparison, the fund’s benchmark, the MSCI U.S. REIT Index*, returned 37.78% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (“Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 earnings of S&P 500 companies advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006. Positive job growth was beneficial for the commercial real estate sector. Generally, the sector experienced improving occupancy levels and increased rental rates during this fiscal year.
What worked for the fund and why?
The fund benefited from strong individual stock selection. The portfolio had a bias toward growth and higher quality companies, and continues to invest on a relative-value basis (with a focus on individual stocks rather than economic or market cycles). An emphasis on coastal markets, which experienced better job growth and better supply/demand dynamics, proved beneficial. The fund’s best-performing sectors were office, hotels, healthcare, and diversified (i.e., companies owning more than one property type). The fund had positive returns across all property types except mortgage real estate investment trusts (“REITs”).
What did not work for the fund and why?
In what was another year of strong performance for the REIT sector, even the fund’s average cash position of 1.32% was detrimental to the fund’s performance. The mortgage REITs sector underperformed in the strong momentum market REITS experienced during the fiscal year.
What strategic moves were made by the fund and why?
The fund’s emphasis on coastal markets was a successful strategy. The fund invests on a relative-value basis. One result of this is a fairly balanced position across the various property types. The fund was overweight in the industrial sector, given employment and gross domestic product growth and favorable supply/demand characteristics in that sector.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20061  (% of net assets)

Simon Property Group	6.1%
Prologis	5.7
Boston Properties	4.3
Avalonbay Communities	3.9
Vornado Realty Trust	3.8
Equity Residential Properties Trust	3.8
First American Prime Obligations Fund, Class Z	3.6
Archstone-Smith Trust	3.6
Regency Centers	3.4
Host Marriott	3.4
Sector Allocation as of October 31, 20061  (% of net assets)

Office	24.2%
Apartments	18.0
Malls	11.3
Community Centers	10.8
Industrials	9.6
Hotels	7.8
Healthcare	6.3
Diversified	5.5
Self Storage	2.6
Net Lease	0.8
Manufactured Homes	0.6
Multifamily	0.4
Real Estate Service Provider	0.3
Private Real Estate Companies	0.0
Short-Term Investment	3.6
Other Assets and Liabilities, Net[2]	(1.8)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
2      First American Funds Annual Report 2006

Real Estate Securities fund continued
Annual Performance1

	October 31, 2006					September 30, 2006*

				Since Inception					Since Inception

	1 year	5 years	10 years	2/1/2000	9/24/2001	1 year	5 years	10 years	2/1/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	35.35%	25.12%	16.21%	—	—	24.92%	22.80%	15.79%	—	—

Class B	37.17%	25.45%	16.01%	—	—	26.24%	23.09%	15.59%	—	—

Class C	41.16%	25.60%	—	23.25%	—	30.21%	23.26%	—	22.45%	—
Average annual return without sales charge (NAV)
Class A	43.25%	26.55%	16.87%	—	—	32.20%	24.19%	16.45%	—	—

Class B	42.17%	25.61%	16.01%	—	—	31.24%	23.26%	15.59%	—	—

Class C	42.16%	25.60%	—	23.25%	—	31.21%	23.26%	—	22.45%	—

Class R	42.87%	26.39%	—	—	26.17%	31.93%	24.03%	—	—	25.12%

Class Y	43.58%	26.87%	17.53%	—	—	32.57%	24.50%	16.75%	—	—

MSCI U.S. REIT Index[2]	37.78%	24.56%	15.82%	22.38%	24.52%	26.55%	22.22%	15.42%	21.58%	23.48%

Value of $10,000 Investment1,3 as of October 31, 2006

Real Estate Securities Fund, Class A (NAV)	$48,791

Real Estate Securities Fund, Class A (POP)	$46,110

Real Estate Securities Fund, Class Y	$50,053

MSCI U.S. REIT Index[2]	$44,593

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/30/1996 to 10/31/2006) as compared to the MSCI U.S. REIT Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. In certain years and/or for certain classes, performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Sector funds such as the First American Real Estate Securities Fund are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are funds that invest in multiple industries. Share prices of sector funds also will fluctuate with changing market conditions, as will share prices of other stock funds. Sector funds should not be treated as a core investment; rather, their role is to round out the growth portion of a well-diversified investment portfolio.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

[2]	An unmanaged index of the most actively traded real estate investment trusts.

[3]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds Annual Report 2006       3

Real Estate Securities fund continued
Expense Example
As a shareholder of the Real Estate Securities Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2]	$1,000.00	$1,210.30	$6.80

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

Class B Actual[2]	$1,000.00	$1,205.60	$10.95

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$10.01

Class C Actual[2]	$1,000.00	$1,205.20	$10.95

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$10.01

Class R Actual[2]	$1,000.00	$1,208.60	$8.24

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53

Class Y Actual[2]	$1,000.00	$1,211.60	$5.41

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.22%, 1.97%, 1.97%, 1.48%, and 0.97% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of 21.03%, 20.56%, 20.52%, 20.86%, and 21.16% for Class A, Class B, Class C, Class R, and Class Y, respectively.
4      First American Funds Annual Report 2006

International fund
Investment Objective: long-term growth of capital
How did the fund perform for the fiscal year ended October 31, 2006?
The First American International Fund (the “fund”), Class Y shares, returned 24.81% for the fiscal year ended October 31, 2006 (Class A shares returned 24.50% without taking the sales charge into account). By comparison, the fund’s benchmark, the MSCI EAFE Index*, returned 28.04% for the same period.
What were the general economic and market conditions during the fiscal year?
Global equities rose robustly during the period, with international markets outperforming the U.S. market. Corporate earnings globally have been impressive as the fall in energy prices has helped to ease the future operating burden on global businesses and helped tame the threat of inflation. The biggest gains were in Europe, aided by strong economic data and attractive valuations. Lower-quality and value companies continued to outpace ones characterized by higher quality and growth.
What worked for the fund and why?
Stock selection has been the primary source of performance. The portfolio benefited from holdings in the United Kingdom (U.K.), Pacific Rim countries (excluding Japan), and emerging markets. From a sector perspective, energy, consumer discretionary, and consumer staples added the most value. In terms of specific stocks, British Land, the U.K. real estate company, contributed during the fiscal year as the U.K. real estate market continued to drive company profits. Office rents in 2006 rose at the fastest pace since 2001, especially in London, where most of British Land’s office properties are located.
What did not work for the fund and why?
While the portfolio achieved a very attractive absolute return, it still lagged the benchmark. From a regional perspective, our holdings in Japan turned in a disappointing performance, as did those in Europe (apart from the United Kingdom), despite the strong overall performance of the European markets. At a sector level, our stock selection within industrials, and our underweight in utilities detracted from performance the most. Within Japan, Credit Saison, a financial services company, held back returns on the fear that the ruling party was going to cap rates such companies can charge customers.
What strategic moves were made by the fund and why?
The fund seeks to identify large-cap, high-quality companies with robust growth profiles. We define quality companies as those with high returns on equity**, sustainable earnings, and healthy balance sheets. We remained focused on large-cap securities reflecting the relative attractiveness of their valuations, and continue to view many emerging markets opportunities as fully valued. Convinced that the Japanese domestic recovery was underway, we moved closer to the Japanese consumer through investments in financials and industrials. With energy prices at lower levels, our concerns about inflation remain benign, creating a strong case for investing in equities. Global growth remains robust, pricing pressures are peaking, interest rates in the United States appear to have stabilized, and the profits cycle looks more resilient than many have feared. While European and Japanese monetary conditions may continue to tighten, it is clear that with real interest rates below historical standards global liquidity conditions remain supportive of future growth.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
**	Return on equity is an indicator of corporate profitability, widely used by investors as a measure of how a company is using its money.
Top 10 Holdings as of October 31, 20061  (% of net assets)

Total	4.0%
HSBC	3.4
Eni	3.0
UBS	2.5
GlaxoSmithKline	2.4
Tesco	2.4
Vodafone	2.1
Barclays	2.0
Novartis	1.9
Mitsubishi UFJ Financial Group	1.9
Country Allocation as of October 31, 20061  (% of net assets)

Japan	23.2%
Great Britain	20.7
France	13.4
Switzerland	11.3
Italy	5.6
Hong Kong	4.6
Germany	4.3
Netherlands	3.9
Spain	2.1
Belgium	1.9
Brazil	1.8
Australia	1.7
Sweden	1.4
Finland	1.3
South Korea	0.8
Ireland	0.7
Mexico	0.3
Short-Term Investment	1.1
Other Assets & Liabilities, Net[2]	(0.1)

100.0%

[1]	Fund holdings and country allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds Annual Report 2006       5

International fund
Annual Performance1

	October 31, 2006				September 30, 2006*

				Since Inception				Since Inception

	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	17.64%	9.25%	6.44%	—	11.17%	8.92%	5.86%	—

Class B	18.50%	9.36%	6.25%	—	11.75%	9.07%	5.68%	—

Class C	22.53%	9.63%	—	11.03%	15.73%	9.32%	—	10.42%
Average annual return without sales charge (NAV)
Class A	24.50%	10.48%	7.05%	—	17.62%	10.16%	6.46%	—

Class B	23.50%	9.64%	6.25%	—	16.75%	9.35%	5.68%	—

Class C	23.53%	9.63%	—	11.03%	16.73%	9.32%	—	10.42%

Class R	24.04%	10.15%	6.89%	—	17.26%	9.84%	6.30%	—

Class Y	24.81%	10.75%	7.34%	—	17.91%	10.44%	6.75%	—

MSCI EAFE Index[2]	28.04%	15.00%	7.70%	16.38%	19.65%	14.70%	7.18%	15.79%

Value of $10,000 Investment1,3  as of October 31, 2006

International Fund, Class A (NAV)	$19,423

International Fund, Class A (POP)	$18,352

International Fund, Class Y	$19,956

MSCI EAFE Index[2]	$20,780

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/30/1996 to 10/31/2006) as compared to the MSCI EAFE Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. In certain years and/or for certain classes, performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Effective December 8, 2004, JPMorgan was named the fund’s subadvisor and began managing the fund’s assets. On September 24, 2001, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund, both subadvised by Clay Finlay Inc. Performance history prior to September 24, 2001 represents that of the Firstar International Growth Fund.

[2]	An unmanaged index of common stocks in Europe, Australasia, and the Far East.

[3]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
6      First American Funds Annual Report 2006

International fund
Expense Example
As a shareholder of the International Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2,3]	$1,000.00	$1,019.30	$7.63

Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,017.64	$7.63

Class B Actual[2,3]	$1,000.00	$1,015.60	$11.43

Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,013.86	$11.42

Class C Actual[2,3]	$1,000.00	$1,015.10	$11.43

Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,013.86	$11.42

Class R Actual[2,3]	$1,000.00	$1,017.90	$8.90

Class R Hypothetical (5% return before expenses)[3]	$1,000.00	$1,016.38	$8.89

Class Y Actual[2,3]	$1,000.00	$1,020.40	$6.37

Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,018.90	$6.36

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.50%, 2.25%, 2.25%, 1.75%, and 1.25% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of 1.93%, 1.56%, 1.51%, 1.79%, and 2.04% for Class A, Class B, Class C, Class R, and Class Y, respectively.

[3]	Prior to July 1, 2006, the contractual limitation on annual expenses was 1.52%, 2.27%, 2.27%, 1.77%, and 1.27% for Class A, Class B, Class C, Class R, and Class Y, respectively. Effective July 1, 2006, the contractual limitation on annual expenses for Class A, Class B, Class C, Class R, and Class Y has been decreased to 1.49%, 2.24%, 2.24%, 1.74%, and 1.24%, respectively. If this new limitation had been in place during the entire period, actual and hypothetical ending account balances would have been approximately $1,019.35 and $1,017.69 for Class A, $1,015.65 and $1,013.91 for Class B, $1,015.15 and $1,013.91 for Class C, $1,017.95 and $1,016.43 for Class R, and $1,020.45 and $1,018.95 for Class Y. Actual and hypothetical expenses paid during the period would have been approximately $7.58 and $7.58 for Class A, $11.38 and $11.37 for Class B, $11.38 and $11.37 for Class C, $8.85 and $8.84 for Class R, and $6.31 and $6.31 for Class Y.
First American Funds Annual Report 2006       7

Small Cap Growth Opportunities fund
Investment Objective: growth of capital
How did the fund perform for the fiscal year ended October 31, 2006?
The First American Small Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned 10.16% for the fiscal year ended October 31, 2006 (Class A shares returned 9.91% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Growth Index*, returned 17.07% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (“Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 earnings of S&P 500 companies advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006.
What worked for the fund and why?
Technology was the largest positive contributor to the fund’s performance, due both to stock selection and an overweight position in the sector (it is the largest overweight in the portfolio). Among our individual stock selections, Polycom, Inc., maker of videoconferencing and speakerphone systems, generated the largest positive contribution to the fund. Kanbay International, an India-based IT offshoring company, executed its business plan of incorporating the high-end consulting firm Adjoined Consulting, Inc., and ultimately chose to sell the firm to Cap Gemini at a significant premium in October, contributing positively to the fund’s performance. Finally, slot-machine maker WMS Industries, Inc. performed well with new states allowing gaming, thus increasing demand for their product.
What did not work for the fund and why?
During the first half of calendar 2006 the fund performed poorly. Upon detailed review, we concluded that the holdings which detracted the most from performance generally had smaller capitalization levels and relatively low trading volumes. The energy sector was the poorest performer on a relative basis, mostly due to adverse stock selection, as most of our picks in the sector shared the characteristics outlined above. The shares of Ember Resources Company, a natural gas and oil explorer and producer, suffered as natural gas prices fell throughout the fiscal year. In the consumer discretionary sector, weaker results from Cosí, a restaurant chain, and from Kuhlman, a retailer, also detracted from the fund’s performance.
What strategic moves were made by the fund and why?
As a result of our midyear analysis of underperforming holdings, we refined our investment process to address the disappointing performance in the first half of calendar 2006. In particular, we have decreased our exposure to smaller capitalization companies and stocks with lower trading volumes. Since making these changes in June, the fund’s performance, relative to the performance of the Russell 2000 Growth Index, has improved.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20061  (% of net assets)

First American Prime Obligations Fund, Class Z	2.6%
Emulex	2.6
Kanbay International	2.0
Conn’s	1.8
PMC-Sierra	1.7
Pediatrix Medical Group	1.7
Ixia	1.7
Lawson Software	1.6
AMETEK	1.6
Texas Roadhouse, Class A	1.6
Sector Allocation as of October 31, 20061  (% of net assets)

Information Technology	30.4%
Healthcare	18.9
Consumer Discretionary	15.0
Industrials	14.9
Financials	10.7
Energy	7.7
Warrants	0.1
Short-Term Investment	2.6
Other Assets and Liabilities, Net[2]	(0.3)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
8      First American Funds Annual Report 2006

Small Cap Growth Opportunities fund continued
Annual Performance1

	October 31, 2006						September 30, 2006*

				Since Inception						Since Inception

	1 year	5 years	10 years	3/1/1999	12/11/2000	9/24/2001	1 year	5 years	10 years	3/1/1999	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	3.85%	7.76%	15.52%	—	—	—	(6.64)%	8.49%	14.74%	—	—	—

Class B	4.64%	7.88%	—	18.78%	—	—	(5.89)%	8.62%	—	18.00%	—	—

Class C	8.23%	8.19%	—	—	—	10.85%	(2.78)%	8.91%	—	—	—	9.61%
Average annual return without sales charge (NAV)
Class A	9.91%	8.99%	16.18%	—	—	—	(1.22)%	9.72%	15.39%	—	—	—

Class B	9.03%	8.17%	—	18.78%	—	—	(1.94)%	8.91%	—	18.00%	—	—

Class C	9.11%	8.19%	—	—	—	10.85%	(1.98)%	8.91%	—	—	—	9.61%

Class R	9.62%	8.89%	—	—	6.23%	—	(1.51)%	9.63%	—	—	5.13%	—

Class Y	10.16%	9.24%	16.47%	—	—	—	(1.01)%	9.98%	15.68%	—	—	—

Russell 2000 Growth Index[2]	17.07%	9.51%	5.15%	4.89%	2.65%	11.73%	5.88%	10.15%	4.03%	4.08%	1.59%	10.55%

Value of $10,000 Investment1,3  as of October 31, 2006

Small Cap Growth Opportunities Fund, Class A (NAV)	$44,800

Small Cap Growth Opportunities Fund, Class A (POP)	$42,337

Small Cap Growth Opportunities Fund, Class Y	$45,941

Russell 2000 Growth Index[2]	$16,518

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 10/31/1996 to 10/31/2006) as compared to the Russell 2000 Growth Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. In certain years and/or for certain classes, performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On December 12, 2002 the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 index. Previously, the fund invested primarily in companies with market capitalizations below $500 million at the time of purchase.

On September 24, 2001, the First American Small Cap Growth Opportunities Fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar MicroCap Fund.

The First American Small Cap Growth Opportunities Fund’s 1999 returns were higher due in substantial part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund’s future investment in IPOs will have the same effect on performance as it did in 1999.

[2]	An unmanaged index that measures the performance of those companies in the Russell 2000 Index (a small-cap index) with higher price-to-book ratios and higher forecasted growth values.

[3]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds Annual Report 2006       9

Small Cap Growth Opportunities fund continued
Expense Example
As a shareholder of the Small Cap Growth Opportunities Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2]	$1,000.00	$933.50	$7.16

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

Class B Actual[2]	$1,000.00	$929.60	$10.80

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,014.01	$11.27

Class C Actual[2]	$1,000.00	$930.00	$10.80

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,014.01	$11.27

Class R Actual[2]	$1,000.00	$932.30	$8.38

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	$8.74

Class Y Actual[2]	$1,000.00	$934.80	$5.95

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.47%, 2.22%, 2.22%, 1.72%, and 1.22% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of -6.65%, -7.04%, -7.00%, -6.77%, and -6.52% for Class A, Class B, Class C, Class R, and Class Y, respectively.
10      First American Funds Annual Report 2006

Small Cap Select fund
Investment Objective: capital appreciation
How did the fund perform for the fiscal year ended October 31, 2006?
The First American Small Cap Select Fund (the “fund”), Class Y shares, returned 22.81% for the fiscal year ended October 31, 2006 (Class A shares returned 22.46% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Index*, returned 19.98% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (“Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 earnings of S&P 500 companies advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006.
What worked for the fund and why?
Good stock selection was the driver of fund performance relative to its index for the fiscal year. The consumer sector proved to be our top-performing area, where two holdings – hotel chain LaQuinta and pet food supplier PETCO – were both acquired by private equity, right on our price targets. Clothing retailers The Children’s Place and Christopher & Banks were in the midst of successfully executed turnarounds, which had a positive effect on their stock. In software, Digital River, with a lock on online software distribution business, performed very well. Another standout was M-systems, a manufacturer of flash memory cards, because of its acquisition by Sandisk. Favorable aluminum pricing boosted the results of Century Aluminum in the materials sector, while in industrials Manitowoc and Terex, manufacturers of construction equipment, benefited from the strong demand for their products in the commercial construction market. In financials, SL Green Realty, a real estate investment trust (“REIT”) specializing in downtown New York City office property, owed its positive performance to the very strong market, with higher rents and lower vacancy rates.
What did not work for the fund and why?
Healthcare proved to be the toughest sector for the fund during this fiscal period, largely because of adverse stock selection in the biotechnology area. The biggest disappointment came from Neurocrine Biosciences, whose shares suffered considerably after an FDA approval for the company’s new sleep drug was delayed.
What strategic moves were made by the fund and why?
Relative to the index, the fund keeps its sector weights fairly neutral, allowing stock selection to drive portfolio performance. We trimmed our holdings in SL Green Realty, as the stock reached our price target. For the same reason we considerably reduced our large overweight in industrials. In the ailing healthcare sector, we eliminated our holdings in Sierra Health Inc., a provider of healthcare services in the Las Vegas market. We continued to execute our strategy of owning companies that show good and/or improving fundamentals, reasonable valuations, and identifiable catalysts that are likely to outperform within their respective sectors.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20061  (% of net assets)

First American Prime Obligations Fund, Class Z	3.2%
Nautilus Group	2.1
Pediatrix Medical Group	2.0
Entegris	1.9
BISYS Group	1.8
Nutri/ System	1.5
Affiliated Managers Group	1.5
AMETEK	1.5
Magellan Health Services	1.4
Lennox International	1.4
Sector Allocation as of October 31, 20061  (% of net assets)

Information Technology	19.6%
Financials	18.7
Consumer Discretionary	15.6
Industrials	15.1
Healthcare	13.9
Energy	5.4
Consumer Staples	3.5
Materials	3.3
Telecommunication Services	0.7
Utilities	0.5
Short-Term Investment	3.2
Other Assets & Liabilities, Net[2]	0.5

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds Annual Report 2006       11

Small Cap Select fund continued
Annual Performance1

	October 31, 2006				September 30, 2006*

				Since Inception				Since Inception

	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	15.74%	13.63%	11.18%	—	7.99%	14.70%	10.61%	—

Class B	16.85%	13.84%	11.02%	—	9.05%	14.93%	10.45%	—

Class C	20.67%	14.09%	—	16.18%	12.49%	15.17%	—	15.61%
Average annual return without sales charge (NAV)
Class A	22.46%	14.92%	11.81%	—	14.27%	16.01%	11.24%	—

Class B	21.59%	14.08%	11.02%	—	13.48%	15.15%	10.45%	—

Class C	21.64%	14.09%	—	16.18%	13.40%	15.17%	—	15.61%

Class R	22.23%	14.82%	11.79%	—	13.99%	15.90%	11.21%	—

Class Y	22.81%	15.21%	12.13%	—	14.58%	16.32%	11.55%	—

Russell 2000 Index [2]	19.98%	13.76%	9.84%	15.38%	9.92%	13.78%	9.06%	14.38%

Value of $10,000 Investment1,3  as of October 31, 2006

Small Cap Select Fund, Class A (NAV)	$29,697

Small Cap Select Fund, Class A (POP)	$28,063

Small Cap Select Fund, Class Y	$30,512

Russell 2000 Index[2]	$24,558

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 11/30/1996 to 10/31/2006) as compared to the Russell 2000 Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. In certain years and/or for certain classes, performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the First American Small Cap Select Fund became the successor by merger to the Firstar SmallCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar SmallCap Core Equity Fund. The Firstar SmallCap Core Equity Fund was organized on November 27, 2000, and prior to that, was a separate series of Mercantile Funds, Inc.

[2]	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

[3]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
12      First American Funds Annual Report 2006

Small Cap Select fund continued
Expense Example
As a shareholder of the Small Cap Select Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2]	$1,000.00	$999.30	$6.25

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

Class B Actual[2]	$1,000.00	$996.10	$10.01

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11

Class C Actual[2]	$1,000.00	$996.50	$10.01

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11

Class R Actual[2]	$1,000.00	$998.70	$7.51

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

Class Y Actual[2]	$1,000.00	$1,001.20	$4.99

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.24%, 1.99%, 1.99%, 1.49%, and 0.99% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of -0.07%, -0.39%, -0.35%, -0.13%, and 0.12% for Class A, Class B, Class C, Class R, and Class Y, respectively.
First American Funds Annual Report 2006       13

Small Cap Value fund
Investment Objective: capital appreciation
How did the Fund perform for the fiscal year ended October 31, 2006?
The First American Small Cap Value Fund (the “fund”), Class Y shares, returned 21.01% for the fiscal year ended October 31, 2006 (Class A shares returned 20.78% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Value Index*, returned 22.90% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (“Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 earnings of S&P 500 companies advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006.
What worked for the fund and why?
Good stock selection was key to the fund’s performance during this fiscal year. The consumer area proved to be beneficial as good stock selection – with standouts including Interface (commercial carpet and tile products) and clothing retailers Aéropostale and Men’s Warehouse – helped relative performance results. The fund held five stocks of companies that were acquired at strong premiums during the fiscal year: CNS, Inc. (health and personal care products), Hughes Supply (wholesale materials distributor), PETCO (pet food supplier), LaQuinta (hotel chain), and Thomas Nelson, Inc. (book publisher). In addition, two strong performers in the technology sector contributed favorably to the fund’s results: Polycom, Inc. (videoconferencing and speakerphone systems) and Xyratex (storage device and hard disk drive manufacturer).
What did not work for the fund and why?
Holding a larger portion of lower-volatility stocks at a time when the market proved quite favorable for more volatile, momentum-driven stocks detracted from relative performance results. For example, highly leveraged telecommunications stocks which were not in the fund’s portfolio experienced strong price performance despite their unattractive valuations. On a one-off basis, the Bisys Group, Inc., a provider of business process outsourcing solutions and a top-10 holding, experienced a significant decline in stock price following a voluntary CEO change and a subsequent delay in releasing financial statements.
What strategic moves were made by the fund and why?
We maintained an overweight in healthcare, believing that demographics, specifically the increasing pool of retiring baby boomers and their attendant healthcare needs, and valuations in the sector provide opportunities. Within industrials, we reduced our exposure to residential building stocks given the rapidly cooling residential housing market, but we remained focused on office and infrastructure segments of the sector. We continue to be underweight in financials due to concerns regarding the impact of a flat-to-inverted bond yield curve on bottom line results and valuation opportunities. The fund team remains focused on free cash flow** metrics coupled with good risk/reward tradeoffs.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
**	Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.
Top 10 Holdings as of October 31, 20061  (% of net assets)

First American Prime Obligations Fund, Class Z	4.4%
Interface, Class A	1.5
Newcastle Investment	1.4
Perrigo	1.4
BISYS Group	1.4
Texas Industries	1.3
Aéropostale	1.3
First Midwest Bancorp	1.3
Varian	1.3
El Paso Electric	1.3
Sector Allocation as of October 31, 20061  (% of net assets)

Financials	32.2%
Consumer Discretionary	13.8
Information Technology	13.1
Industrials	12.9
Healthcare	7.1
Materials	5.5
Energy	4.9
Utilities	4.5
Consumer Staples	2.0
Telecommunication Services	0.9
Short-Term Investment	4.4
Other Assets and Liabilities, Net[2]	(1.3)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
14      First American Funds Annual Report 2006

Small Cap Value fund continued
Annual Performance1

	October 31, 2006						September 30, 2006*

				Since Inception						Since Inception

	1 year	5 years	10 years	11/24/1997	2/1/1999	9/24/2001	1 year	5 years	10 years	11/24/1997	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	14.14%	13.96%	10.24%	—	—	—	6.14%	13.55%	9.86%	—	—	—

Class B	15.29%	14.17%	—	8.16%	—	—	7.20%	13.74%	—	7.69%	—	—

Class C	18.97%	14.40%	—	—	11.68%	—	10.59%	13.98%	—	—	11.16%	—
Average annual return without sales charge (NAV)
Class A	20.78%	15.25%	10.87%	—	—	—	12.34%	14.84%	10.49%	—	—	—

Class B	19.88%	14.41%	—	8.16%	—	—	11.46%	13.97%	—	7.69%	—	—

Class C	19.89%	14.40%	—	—	11.68%	—	11.45%	13.98%	—	—	11.16%	—

Class R	20.44%	15.12%	—	—	—	16.40%	12.05%	14.73%	—	—	—	15.66%

Class Y	21.01%	15.54%	11.13%	—	—	—	12.64%	15.15%	10.76%	—	—	—

Russell 2000 Value Index[2]	22.90%	17.52%	13.81%	11.52%	14.20%	18.57%	14.01%	16.96%	13.38%	11.01%	13.63%	17.74%

Value of $10,000 Investment1,3  as of October 31, 2006

Small Cap Value Fund, Class A (NAV)	$28,382

Small Cap Value Fund, Class A (POP)	$26,823

Small Cap Value Fund, Class Y	$29,074

Russell 2000 Value Index[2]	$36,889

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/30/1996 to 10/31/2006) as compared to the Russell 2000 Value Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. In certain years and/or for certain classes, performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future. Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

[2]	An unmanaged index that measures the performance of those companies in the Russell 2000 Index (a small-cap index) with lower price-to-book ratios and lower forecasted growth values.

[3]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds Annual Report 2006       15

Small Cap Value fund continued
Expense Example
As a shareholder of the Small Cap Value Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2]	$1,000.00	$1,023.30	$6.48

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

Class B Actual[2]	$1,000.00	$1,019.80	$10.28

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$10.26

Class C Actual[2]	$1,000.00	$1,019.40	$10.28

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$10.26

Class R Actual[2]	$1,000.00	$1,022.10	$7.75

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.54	$7.73

Class Y Actual[2]	$1,000.00	$1,024.10	$5.20

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.27%, 2.02%, 2.02%, 1.52%, and 1.02% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of 2.33%, 1.98%, 1.94%, 2.21%, and 2.41% for Class A, Class B, Class C, Class R, and Class Y, respectively.
16      First American Funds Annual Report 2006

Small-Mid Cap Core fund
Investment Objective: long-term growth of capital
How did the fund perform for the fiscal year ended October 31, 2006?
The First American Small-Mid Cap Core Fund (the “fund”), Class Y shares, returned 19.30% for the fiscal year ended October 31, 2006 (Class A shares returned 19.18% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2500 Index*, returned 17.69% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (“Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 earnings of S&P 500 companies advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006.
What worked for the fund and why?
Good stock selection led the fund to outperform the benchmark. Our picks in the materials sector proved particularly successful, with Steel Dynamics and Century Aluminum benefiting from high demand and pricing power generated by robust commercial construction activity. In technology, Polycom (videoconferencing and speakerphone systems) and Amphenol (connectors) enjoyed continued strong performance, while Micromuse, Inc., a provider of service and business assurance software, was acquired at strong premiums by IBM during this fiscal period. An overweight in retail, coupled with good stock selection, also added value; a standout in this space was clothing retailer Christopher & Banks, which benefited from a well-executed turnaround strategy. In financials, SL Green Realty, a real estate investment trust specializing in downtown New York City office property, owed its positive performance to the very strong market, with higher rents and lower vacancy rates. Biotech company Immucor, Inc. posted outstanding results due to its blood diagnostic systems receiving FDA approval during the fiscal period. In the energy sector, Veritas DGC, Inc., provider of integrated geophysical services to the petroleum industry, was another standout.
What did not work for the fund and why?
The largest detractor from performance was WCI Communities, Inc., a Florida builder of master-planned communities, whose performance suffered as the market became oversaturated with inventory. The fund’s overweight in healthcare services, coupled with adverse stock selection, also had a negative impact on performance.
What strategic moves were made by the fund and why?
We reduced our exposure to smaller-capitalization stocks while increasing our positions in three stocks we feel confident about: Nutri/System, Inc., provider of weight-management programs; The PMI Group, Inc., a mortgage insurer; and Emulex Corp., maker of networking equipment. The fund’s sector allocations remained largely unchanged, though we slightly trimmed our holdings in retail and steel, the latter in response to the decline in the price of steel.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20061  (% of net assets)

Emulex	2.5%
Nutri/ System	2.1
Pediatrix Medical Group	1.9
Interface, Class A	1.9
Labor Ready	1.8
Immucor	1.8
Toro	1.8
Commercial Metals	1.8
W.R. Berkley	1.8
Newcastle Investment	1.8
Sector Allocation as of October 31, 20061  (% of net assets)

Financials	21.1%
Consumer Discretionary	16.9
Information Technology	16.7
Industrials	16.6
Healthcare	10.4
Energy	6.2
Materials	5.7
Utilities	3.0
Consumer Staples	2.2
Telecommunication Services	0.7
Short-Term Investment	0.4
Other Assets & Liabilities, Net[2]	0.1

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds Annual Report 2006       17

Small-Mid Cap Core fund continued
Annual Performance1

	October 31, 2006				September 30, 2006*

				Since Inception				Since Inception

	1 year	5 years	10 years	2/1/2000	1 year	5 years	10 years	2/1/2000
Average annual return with sales charge (POP)
Class A	12.59%	3.39%	0.02%	—	4.32%	6.38%	(0.84)%	—

Class B	13.13%	3.43%	(0.17)%	—	4.44%	6.44%	(1.02)%	—

Class C	17.21%	3.78%	—	(19.75)%	8.41%	6.79%	—	(20.48)%

Average annual return without sales charge (NAV)
Class A	19.18%	4.58%	0.59%	—	10.35%	7.59%	(0.28)%	—

Class B	18.13%	3.77%	(0.17)%	—	9.44%	6.75%	(1.02)%	—

Class C	18.21%	3.78%	—	(19.75)%	9.41%	6.79%	—	(20.48)%

Class Y	19.30%	4.83%	0.86%	—	10.54%	7.88%	0.00%	—

Russell 2500 Index [2]	17.69%	14.36%	11.53%	9.27%	8.80%	14.44%	10.93%	8.63%

Value of $10,000 Investment1,3  as of October 31, 2006

Small-Mid Cap Core Fund, Class A (NAV)	$10,149

Small-Mid Cap Core Fund, Class A (POP)	$9,591

Small-Mid Cap Core Fund, Class Y	$10,429

Russell 2500 Index[2]	$29,585

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/30/1996 to 10/31/2006) as compared to the Russell 2500 Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. In certain years and/or for certain classes, performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.
Effective October 3, 2005, the investment strategy of the fund, formerly called the Technology Fund, changed from investing primarily in technology stocks to investing primarily in common stocks of small- and mid-capitalization companies. As a result, performance for the periods prior to October 3, 2005 reflect the performance of a materially different investment portfolio.
Stocks of small- and mid-capitalization companies involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.
Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.
Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.
The Small-Mid Cap Core Fund’s 1999 returns were higher due in part to its strategy of investing in IPOs and technology-related stocks in a period favorable for IPO and technology stock investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund’s future investment in IPOs and technology stocks will have the same effect on performance as it did in 1999.

[2]	An unmanaged small- and mid-cap index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

[3]	Performance for Class B and Class C shares is not presented. Performance for these classes will vary due to the different expense structures.
18      First American Funds Annual Report 2006

Small-Mid Cap Core fund continued
Expense Example
As a shareholder of the Small-Mid Cap Core Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2,3]	$1,000.00	$984.60	$6.85

Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,018.30	$6.97

Class B Actual[2,3]	$1,000.00	$980.00	$10.58

Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,014.52	$10.76

Class C Actual[2,3]	$1,000.00	$980.60	$10.58

Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,014.52	$10.76

Class Y Actual[2,3]	$1,000.00	$985.10	$5.60

Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,019.56	$5.70

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.37%, 2.12%, 2.12%, and 1.12% for Class A, Class B, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of -1.54%, -2.00%, -1.94%, and -1.49% for Class A, Class B, Class C, and Class Y, respectively.

[3]	Prior to July 1, 2006, total operating expenses were not subject to a contractual limitation. Effective July 1, 2006, annual expenses for Class A, Class B, Class C, and Class Y were contractually limited to 1.41%, 2.16%, 2.16%, and 1.16%, respectively. If this limitation had been in place during the entire period, actual and hypothetical ending account balances would have been approximately $984.40 and $1,018.10 for Class A, $979.80 and $1,014.32 for Class B, $980.40 and $1,014.32 for Class C, and $984.90 and $1,019.36 for Class Y. Actual and hypothetical expenses paid during the period would have been approximately $7.05 and $7.17 for Class A, $10.78 and $10.97 for Class B, $10.78 and $10.97 for Class C, and $5.80 and $5.90 for Class Y.
First American Funds Annual Report 2006       19

Mid Cap Growth Opportunities  fund
Investment Objective: capital appreciation
How did the Fund perform for the fiscal year ended October 31, 2006?
The First American Mid Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned 12.98% for the fiscal year ended October 31, 2006 (Class A shares returned 12.69% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell Midcap Growth Index*, returned 14.51% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (“Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 earnings of S&P 500 companies advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006.
What worked for the fund and why?
Stock selection was mainly responsible for the strengths in the fund’s performance. In the technology sector, the semiconductor equipment manufacturer MEMC Electronic Materials enjoyed exceptional earnings growth, as its foray into the solar energy field, in addition to its semiconductor wafer business, gained investors’ appreciation. Other standouts included Amphenol, a connector maker, and Cognizant, an IT solutions provider. The fund’s significant underweight in the consumer discretionary sector proved beneficial during a time when the sector underperformed. Within the sector, one of the stronger performers we held was clothing retailer Coldwater Creek. In consumer staples, Corn Products International, Inc. added value, while in the energy sector we benefited from the strong performance by Weatherford, an oilfield services company. As the capital markets gained strength, the fund’s positions in brokerage and asset management firms, notably Bear Stearns and AllianceBernstein, made positive contributions.
What did not work for the fund and why?
Apart from the fund’s lacking any positions in the basic materials sector, which fared very well during the period, it was chiefly adverse stock selection that detracted from performance. In the consumer discretionary sector, disappointing earnings from Scientific Games Corp., a service and systems provider for lottery and wagering industries, and Station Casinos, a hotel and casino operator, held back performance. In media, XM Satellite Radio saw its stock drop by 59% as it continued its struggle toward profitability. Among our weaker performers in the technology sector were Autodesk (2D and 3D design, digital content creation, and project collaboration software tools), hurt by a lower price/earnings ratio**, and Citrix (designer of software platforms for on-demand access to information), which reported anemic earnings. Within the healthcare sector, an overweight in managed-care companies like Coventry Health Care, Inc., had a negative impact, as did our positions in health insurer Aetna and PerkinElmer, a provider of analytical tools for health and life sciences, which did not deliver on earnings targets throughout the fiscal year.
What strategic moves were made by the fund and why?
As the economy slowed, creating an uncertain outlook for many of the companies in the industrial sector, we reduced the fund’s overweight in industrials. Our sizable underweight in the consumer discretionary sector was lessened in anticipation of more robust consumer spending that should follow a decline in energy prices.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
**	Price/earnings ratio is calculated by dividing the current price of the stock by the company’s trailing 12 months of earnings per share.
Top 10 Holdings as of October 31, 20061  (% of net assets)

Thermo Electron	3.3%
Dun & Bradstreet	3.1
American Tower, Class A	2.9
Amphenol, Class A	2.5
Scientific Games, Class A	2.4
Paychex	2.0
Precision Castparts	2.0
Bear Stearns	1.9
Republic Services	1.7
Smith International	1.6
Sector Allocation as of October 31, 20061  (% of net assets)

Information Technology	24.1%
Consumer Discretionary	18.6
Healthcare	15.1
Industrials	14.6
Financials	11.2
Energy	9.0
Telecommunication Services	4.3
Investment Companies	1.6
Consumer Staples	0.8
Short-Term Investment	0.5
Other Assets and Liabilities, Net[2]	0.2

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
20      First American Funds Annual Report 2006

Mid Cap Growth Opportunities fund continued
Annual Performance1

	October 31, 2006						September 30, 2006*

				Since Inception						Since Inception

	1 year	5 years	10 years	3/1/1999	12/11/2000	9/24/2001	1 year	5 years	10 years	3/1/1999	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	6.49%	11.69%	9.66%	—	—	—	1.30%	12.19%	8.87%	—	—	—

Class B	6.83%	11.86%	—	10.62%	—	—	1.67%	12.36%	—	10.31%	—	—

Class C	10.84%	12.15%	—	—	—	13.81%	5.48%	12.66%	—	—	—	13.37%
Average annual return without sales charge (NAV)
Class A	12.69%	12.96%	10.28%	—	—	—	7.21%	13.46%	9.49%	—	—	—

Class B	11.83%	12.12%	—	10.62%	—	—	6.43%	12.61%	—	10.31%	—	—

Class C	11.84%	12.15%	—	—	—	13.81%	6.43%	12.66%	—	—	—	13.37%

Class R	12.41%	12.86%	—	—	7.46%	—	6.95%	13.36%	—	—	7.01%	—

Class Y	12.98%	13.25%	10.55%	—	—	—	7.49%	13.76%	9.76%	—	—	—

Russell Midcap Growth Index[2]	14.51%	10.62%	8.73%	6.00%	0.08%	12.87%	7.03%	12.01%	8.20%	5.55%	(0.57)%	12.26%

Value of $10,000 Investment1,3  as of October 31, 2006

Mid Cap Growth Opportunities Fund, Class A (NAV)	$26,607

Mid Cap Growth Opportunities Fund, Class A (POP)	$25,143

Mid Cap Growth Opportunities Fund, Class Y	$27,268

Russell Midcap Growth Index[2]	$23,099

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 10/31/1996 to 10/31/2006) as compared to the Russell Midcap Growth Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. In certain years and/or for certain classes, performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the First American Mid Cap Growth Opportunities Fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001 represents that of the Firstar MidCap Core Equity Fund.

[2]	An unmanaged index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

[3]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds Annual Report 2006       21

Mid Cap Growth Opportunities fund continued
Expense Example
As a shareholder of the Mid Cap Growth Opportunities Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2]	$1,000.00	$961.00	$6.08

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

Class B Actual[2]	$1,000.00	$957.30	$9.77

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06

Class C Actual[2]	$1,000.00	$957.50	$9.77

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06

Class R Actual[2]	$1,000.00	$959.90	$7.31

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53

Class Y Actual[2]	$1,000.00	$962.30	$4.85

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.23%, 1.98%, 1.98%, 1.48%, and 0.98% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of -3.90%, -4.27%, -4.25%, -4.01%, and -3.77% for Class A, Class B, Class C, Class R, and Class Y, respectively.
22      First American Funds Annual Report 2006

Mid Cap Value fund
Investment Objective: capital appreciation
How did the Fund perform for the fiscal year ended October 31, 2006?
The First American Mid Cap Value Fund (the “fund”), Class Y shares, returned 17.63% for the fiscal year ended October 31, 2006 (Class A shares returned 17.36% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell Midcap Value Index*, returned 20.51% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (“Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 earnings of S&P 500 companies advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006.
What worked for the fund and why?
Stock selection was quite successful in the consumer discretionary sector, where the retail area featured particularly strong performers, notably paint store chain Sherwin Williams, whose results were buoyed by robust construction activity throughout most of the fiscal period. Other standouts included JCPenney, Office Depot, and Darden Restaurants, Inc. An underweight in the media sector proved beneficial during a period when newspapers and radio stations were challenged by declining audiences and advertising revenues. In technology, Freescale Semiconductor added value to the portfolio due to its acquisition by a private equity firm.
What did not work for the fund and why?
In the healthcare sector, PerkinElmer, Inc., a provider of analytical tools for health and life sciences, did not deliver on earnings targets throughout the fiscal year, detracting from the fund’s performance. Adverse stock selection in the managed-care space (HealthNet, Inc.) and hospitals (Community Health Systems, Inc.) was also a drawback. An underweight in real estate investment trusts, the best-performing group in the financials sector, took its toll despite our good stock selection in that area. In an environment of growing credit risk, weak performance from thrifts and mortgage-related companies like MGIC Investment, PMI Group, and Astoria Financial Corp. also had a negative impact. In telecommunications, the fund had an underweight in Qwest, whose benchmark weight nearly doubled in the course of the fiscal year. Finally, given strong benchmark returns, the fund’s position in cash (approximately 2%) was a drawback.
What strategic moves were made by the fund and why?
In terms of strategic positioning, the fund ended the year with its largest overweight in the consumer discretionary and industrial sectors, as we continue to identify stocks in these sectors that exhibit compelling fundamentals with company-specific catalysts for change. We remain moderately overweight in the energy sector because we feel that continuing high commodity prices, coupled with favorable supply and demand characteristics, will positively impact both exploration and service companies. We maintained our underweight position in the financial and utility sectors in our belief that these sectors are enjoying both peak fundamentals and full valuations.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20061  (% of net assets)

CIT Group	2.2%
Marshall & Ilsley	2.1
Edison International	2.1
PPL	2.1
Constellation Energy	2.0
CSX	2.0
Eaton	2.0
Mattel	1.9
First American Prime Obligations Fund, Class Z	1.8
Boston Properties	1.8
Sector Allocation as of October 31, 20061  (% of net assets)

Financials	31.5%
Consumer Discretionary	17.9
Utilities	12.3
Industrials	10.5
Information Technology	7.6
Materials	5.6
Energy	5.3
Consumer Staples	4.7
Healthcare	1.9
Telecommunication Services	0.5
Short-Term Investment	1.8
Other Assets and Liabilities, Net[2]	0.4

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds Annual Report 2006       23

Mid Cap Value fund continued
Annual Performance1

	October 31, 2006					September 30, 2006*

				Since Inception					Since Inception

	1 year	5 years	10 years	2/1/1999	9/24/2001	1 year	5 years	10 years	2/1/1999	9/24/2001

Average annual return with sales charge (POP)
Class A	10.90%	14.47%	8.66%	—	—	4.33%	14.14%	8.39%	—	—

Class B	11.45%	14.69%	8.48%	—	—	4.60%	14.37%	8.21%	—	—

Class C	15.47%	14.90%	—	9.60%	—	8.61%	14.59%	—	9.34%	—

Average annual return without sales charge (NAV)
Class A	17.36%	15.77%	9.27%	—	—	10.42%	15.44%	9.01%	—	—

Class B	16.45%	14.92%	8.48%	—	—	9.60%	14.60%	8.21%	—	—

Class C	16.47%	14.90%	—	9.60%	—	9.61%	14.59%	—	9.34%	—

Class R	17.06%	15.65%	—	—	16.32%	10.21%	15.33%	—	—	16.01%

Class Y	17.63%	16.06%	9.55%	—	—	10.70%	15.74%	9.29%	—	—

Russell Midcap Value Index[2]	20.51%	17.43%	13.82%	12.58%	17.98%	12.27%	16.63%	13.66%	12.14%	17.37%

Value of $10,000 Investment1, 3  as of October 31, 2006

Mid Cap Value Fund, Class A (NAV)	$24,337

Mid Cap Value Fund, Class A (POP)	$22,997

Mid Cap Value Fund, Class Y	$24,964

Russell Midcap Value Index[2]	$37,444

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/30/1996 to 10/31/2006) as compared to the Russell Midcap Value Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. In certain years and/or for certain classes, performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

[2]	An unmanaged index that measures the performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values.

[3]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
24      First American Funds Annual Report 2006

Mid Cap Value fund continued
Expense Example
As a shareholder of the Mid Cap Value Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2]	$1,000.00	$1,029.20	$6.29

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

Class B Actual[2]	$1,000.00	$1,025.30	$10.11

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06

Class C Actual[2]	$1,000.00	$1,025.20	$10.11

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06

Class R Actual[2]	$1,000.00	$1,028.10	$7.57

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53
Class Y Actual[2]	$1,000.00	$1,030.30	$5.02

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.23%, 1.98%, 1.98%, 1.48%, and 0.98% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of 2.92%, 2.53%, 2.52%, 2.81%, and 3.03% for Class A, Class B, Class C, Class R, and Class Y, respectively.
First American Funds Annual Report 2006       25

Large Cap Growth Opportunities fund
Investment Objective: long-term growth of capital
How did the Fund perform for the fiscal year ended October 31, 2006?
The First American Large Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned 6.42% for the fiscal year ended October 31, 2006 (Class A shares returned 6.17% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 1000 Growth Index*, returned 10.84% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (“Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 earnings of S&P 500 companies advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006.
What worked for the fund and why?
An overweight in financials, the best-performing sector in our portfolio during the fiscal period, was the most significant positive contributor to performance. Within the sector our stock selection was also quite successful. Driven by the increasing strength of capital markets, the performance of diversified financial companies and banks received a boost. Standouts in this category included Wells Fargo, Goldman Sachs, and Allstate. The fund’s holdings in the energy sector also added value. Although we were overweight in this sector, which generally underperformed, our stock selection produced positive results: the fund’s holdings in energy were up 23% over the fiscal year, well above the benchmark. The largest contributors in this area were Baker Hughes, Inc., an oilfield services provider, and oil giant Exxon Mobil.
What did not work for the fund and why?
The fund’s underperformance relative to the index was caused mainly by adverse stock selection. Within the healthcare sector, an overweight position in managed-care organizations proved detrimental. United Health Group particularly, though robust in recent years, underperformed during this fiscal period, in large part because of the investigation of stock options backdating by the company’s CEO. In healthcare equipment, a slowdown in the fundamentals in cardiac and orthopedic implantable devices industry hurt our holdings in St. Jude Medical and Medtronic, makers of such devices. In the consumer discretionary sector, the fund’s lack of holdings in media proved a drawback as this area outperformed the index. While consumer electronics generally performed well, the fund’s position in Circuit City, one of the weak performers in this space, held us back.
What strategic moves were made by the fund and why?
We reduced our exposure to healthcare, especially trimming down our holdings in managed-care organizations. We slightly increased our investment in lower-earning growth stocks but are still focusing on individual stock selection rather than particular groups. In our stock selection, we continue to focus on companies that demonstrate the potential for sustainable earnings growth.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20061  (% of net assets)

General Electric	4.3%
Kohl’s	3.3
Microsoft	3.1
Google	3.1
Hewlett-Packard	2.8
Texas Instruments	2.5
Goldman Sachs Group	2.2
Amphenol	2.2
United Technologies	2.1
Cisco Systems	2.1
Sector Allocation as of October 31, 20061  (% of net assets)

Information Technology	30.9%
Industrials	14.1
Healthcare	13.2
Consumer Discretionary	11.3
Consumer Staples	9.9
Financials	9.3
Energy	5.6
Telecommunication Services	2.8
Investment Companies	1.8
Materials	1.0
Short-Term Investment	0.2
Other Assets and Liabilities, Net[2]	(0.1)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
26      First American Funds Annual Report 2006

Large Cap Growth Opportunities fund continued
Annual Performance1

	October 31, 2006						September 30, 2006*

				Since Inception						Since Inception

	1 year	5 years	10 years	3/01/1999	11/27/2000	9/24/2001	1 year	5 years	10 years	3/01/1999	11/27/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	0.34%	2.36%	4.16%	—	—	—	(3.14)%	2.25%	3.79%	—	—	—

Class B	0.38%	2.39%	—	(1.23)%	—	—	(3.28)%	2.27%	—	(1.62)%	—	—

Class C	4.38%	2.75%	—	—	—	3.76%	0.72%	2.64%	—	—	—	3.23%

Average annual return without sales charge (NAV)
Class A	6.17%	3.53%	4.75%	—	—	—	2.50%	3.41%	4.38%	—	—	—

Class B	5.38%	2.75%	—	(1.23)%	—	—	1.72%	2.64%	—	(1.62)%	—	—

Class C	5.38%	2.75%	—	—	—	3.76%	1.72%	2.64%	—	—	—	3.23%

Class R	5.87%	3.40%	—	—	(3.06)%	—	2.22%	3.29%	—	—	(3.58)%	—

Class Y	6.42%	3.79%	5.01%	—	—	—	2.74%	3.68%	4.64%	—	—	—

Russell 1000 Growth Index[2]	10.84%	4.07%	5.76%	(1.25)%	(3.58)%	5.64%	6.04%	4.42%	5.46%	(1.71)%	(4.20)%	5.01%

Value of $10,000 Investment1, 3  as of October 31, 2006

Large Cap Growth Opportunities Fund, Class A (NAV)	$15,900

Large Cap Growth Opportunities Fund, Class A (POP)	$15,028

Large Cap Growth Opportunities Fund, Class Y	$16,303

Russell 1000 Growth Index[2]	$17,501

Class A

Class Y

The chart above, illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 10/31/1996 to 10/31/2006) as compared to the Russell 1000 Growth Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. In certain years and/or for certain classes, performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Growth stocks typically have more volatility than value stocks; whereas value stocks tend to have slower earnings growth rates.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the First American Large Cap Growth Opportunities Fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001 represents that of the Firstar Large Cap Core Equity Fund.

[2]	An unmanaged index that measures the performance of those companies in the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.

[3]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds Annual Report 2006       27

Large Cap Growth Opportunities fund continued
Expense Example
As a shareholder of the Large Cap Growth Opportunities Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2]	$1,000.00	$999.30	$$6.00

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

Class B Actual[2]	$1,000.00	$995.40	$9.76

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.86

Class C Actual[2]	$1,000.00	$995.50	$9.76

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.86

Class R Actual[2]	$1,000.00	$998.00	$7.25

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32

Class Y Actual[2]	$1,000.00	$1,000.30	$4.74

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.19%, 1.94%, 1.94%, 1.44%, and 0.94% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of -0.07%, -0.46%, -0.45%, -0.20%, and 0.03% for Class A, Class B, Class C, Class R, and Class Y, respectively.
28      First American Funds Annual Report 2006

Large Cap Select fund
Investment Objective: capital appreciation
How did the fund perform for the fiscal year ended October 31, 2006?
The First American Large Cap Select Fund (the “fund”), Class Y shares, returned 11.37% for the fiscal year ended October 31, 2006 (Class A shares returned 11.07% without taking the sales charge into account). By comparison, the fund’s benchmark, the Standard & Poor’s 500 Index* (“S&P 500 Index”), returned 16.34% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (“Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 earnings of S&P 500 companies advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006.
What worked for the fund and why?
Good sector allocation was a positive contributor to the fund’s performance. Our overweight position in the financial sector added value, as did our stock selection in that sector. Driven by the increasing strength of capital markets, the performance of investment banks received a boost. Standouts in this category included Goldman Sachs and Morgan Stanley.
What did not work for the fund and why?
The fund underperformed the benchmark due to adverse stock selection. The most significant detractors from performance were in the technology sector: Motorola, Intel, Qualcomm, and Apple Computer. Because their performance – and the performance of consumer electronics stocks in general – depends on positive consumer sentiment, during this fiscal year it was negatively affected by rising concerns about consumer-led recession. Our sizable positions in Dow Chemical and Wal-Mart also hurt performance. Since both are highly cyclical stocks – rising quickly when the economy grows and falling just as rapidly when it turns down – both were hurt by the slowing economy and by the growing concerns about potential recession. The fund was underweight in utilities, which performed better than expected, but this underweight had little impact on performance, since good stock selection in the sector compensated for it.
What strategic moves were made by the fund and why?
We maintained the fund’s overweight position in cyclical stocks, believing that’s where the fund’s source of real value lies, even though current prices of these stocks may not reflect it. Convinced that a recession is unlikely and that the Fed is positioned to lower interest rates in 2007, we expect these stocks to benefit in the coming fiscal year. We also maintained the fund’s overweight in energy because, although U.S. economic growth is slowing, the world growth is quite robust, putting continued demand pressures on oil and natural gas producers.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20061  (% of net assets)

American International Group	4.9%
Bank of America	4.6
Exxon Mobil	4.4
General Electric	3.8
Wal-Mart Stores	3.2
Morgan Stanley	3.0
Gap	2.9
Comcast, Class A	2.6
Wyeth Pharmaceuticals	2.5
Boeing	2.4
Sector Allocation as of October 31, 20061  (% of net assets)

Financials	20.1%
Information Technology	18.0
Energy	14.2
Consumer Discretionary	13.3
Healthcare	11.3
Industrials	10.4
Consumer Staples	7.5
Telecommunication Services	3.7
Materials	1.1
Short-Term Investments	0.3
Other Assets and Liabilities, Net[2]	0.1

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds Annual Report 2006       29

Large Cap Select fund continued
Annual Performance1

	October 31, 2006		September 30, 2006*

		Since		Since
		Inception		Inception

	1 year	1/31/2003	1 year	1/31/2003
Average annual return with sales charge (POP)
Class A	4.97%	12.54%	0.94%	12.00%

Class B	5.32%	12.78%	1.02%	12.24%

Class C	9.36%	13.38%	5.05%	12.87%

Average annual return without sales charge (NAV)
Class A	11.07%	14.24%	6.80%	13.74%

Class B	10.32%	13.35%	6.02%	12.84%

Class C	10.36%	13.38%	6.05%	12.87%

Class R	10.79%	13.99%	6.51%	13.48%

Class Y	11.37%	14.53%	7.10%	14.02%

S&P 500 Index[2]	16.34%	15.62%	10.79%	15.00%

Value of $10,000 Investment1,3  as of October 31, 2006

Large Cap Select Fund, Class A (NAV)	$16,471

Large Cap Select Fund, Class A (POP)	$15,568

Large Cap Select Fund, Class Y	$16,627

S&P 500 Index[2]	$17,226

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 1/31/2003 to 10/31/2006) as compared to the S&P 500 Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. In certain years and/or for certain classes, performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

[2]	An unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

[3]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
30      First American Funds Annual Report 2006

Large Cap Select fund continued
Expense Example
As a shareholder of the Large Cap Select Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2]	$1,000.00	$1,023.70	$6.02

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

Class B Actual[2]	$1,000.00	$1,019.80	$9.83

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.80

Class C Actual[2]	$1,000.00	$1,020.50	$9.83

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.80

Class R Actual[2]	$1,000.00	$1,022.80	$7.34

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32

Class Y Actual[2]	$1,000.00	$1,024.90	$4.75

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.18%, 1.93%, 1.93%, 1.44%, and 0.93% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of 2.37%, 1.98%, 2.05%, 2.28%, and 2.49% for Class A, Class B, Class C, Class R, and Class Y, respectively.
First American Funds Annual Report 2006       31

Large Cap Value fund
Investment Objective: primary – capital appreciation; secondary – current income
How did the Fund perform for the fiscal year ended October 31, 2006?
The First American Large Cap Value Fund (the “fund”), Class Y shares, returned 18.23% for the fiscal year ended October 31, 2006 (Class A shares returned 17.93% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 1000 Value Index*, returned 21.46% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (“Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 earnings of S&P 500 companies advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006.
What worked for the fund and why?
Good stock selection in the consumer discretionary, utilities, telecommunications services, and technology sectors made a positive contribution to the fund’s performance. An overweight in the consumer discretionary sector proved beneficial, and the retail area featured particularly strong performers, notably paint store chain Sherwin-Williams, whose results were buoyed by robust construction activity throughout most of the fiscal period, and the venerable JCPenney store chain, which also reported strong results. Standouts in the utilities sector included Exelon Corp. (a Chicago-based electric utility), and Edison International. In telecommunications, our position in Bell South added value following AT&T’s announcement of a bid for the company and the attendant boost to Bell South’s shares. Hewlett-Packard was our top performer in the technology sector; in the midst of a turnaround and under new, reliable management, the company enjoyed not only an improved top line but also better profit margins.
What did not work for the fund and why?
A weaker performance in the financials, energy, and basic materials sectors detracted from the overall performance of the fund. In financials, the fund’s lack of exposure to real estate investment trust stocks was a drawback, since this was the best-performing group in the sector. An underweight in diversified financials, which included investment banks J.P. Morgan, Goldman Sachs, and Lehman Brothers proved counterproductive at a time when these stocks benefited from robust capital markets. In response to rising credit risk, MGIC Investment, a provider of mortgage insurance, had to augment its reserves, which caused the stock to underperform. In the energy sector, the fund’s overweight position in oil service stocks, notably Global Santa Fe and Halliburton, brought disappointing results, as these stocks underperformed oil producer stocks. In materials, Dow Chemical posted weaker results, reflecting a deteriorating price environment for many of its chemical products.
What strategic moves were made by the fund and why?
In terms of strategic positioning, the fund ended the year with its largest overweight in the consumer cyclical and technology sectors as we continue to identify stocks in these sectors that exhibit compelling fundamentals with company-specific catalysts for change. We maintained our underweight position in the financial and utility sectors in our belief that these sectors are enjoying both peak fundamentals and full valuations.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20061  (% of net assets)

Exxon Mobil	5.1%
Bank of America	4.6
General Electric	3.5
Wells Fargo	3.0
J.P. Morgan Chase	3.0
Morgan Stanley	3.0
ChevronTexaco	2.9
First American Prime Obligations Fund, Class Z	2.5
American International Group	2.3
Time Warner	2.3
Sector Allocation as of October 31, 20061  (% of net assets)

Financials	32.0%
Energy	13.3
Consumer Discretionary	12.5
Industrials	8.3
Information Technology	6.7
Healthcare	6.4
Consumer Staples	6.4
Telecommunication Services	5.2
Utilities	3.6
Materials	3.0
Short-Term Investment	2.5
Other Assets and Liabilities, Net[2]	0.1

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
32      First American Funds Annual Report 2006

Large Cap Value fund continued
Annual Performance1

	October 31, 2006					September 30, 2006*

				Since Inception					Since Inception

	1 year	5 years	10 years	2/01/1999	9/24/2001	1 year	5 years	10 years	2/01/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	11.43%	7.07%	6.33%	—	—	5.56%	6.63%	6.37%	—	—

Class B	12.04%	7.18%	6.14%	—	—	5.89%	6.74%	6.18%	—	—

Class C	16.05%	7.47%	—	3.03%	—	9.85%	7.03%	—	2.68%	—
Average annual return without sales charge (NAV)
Class A	17.93%	8.29%	6.94%	—	—	11.72%	7.85%	6.97%	—	—

Class B	17.04%	7.48%	6.14%	—	—	10.89%	7.05%	6.18%	—	—

Class C	17.05%	7.47%	—	3.03%	—	10.85%	7.03%	—	2.68%	—

Class R	17.63%	8.14%	—	—	9.07%	11.34%	7.73%	—	—	8.60%

Class Y	18.23%	8.55%	7.21%	—	—	12.00%	8.13%	7.25%	—	—

Russell 1000 Value Index[2]	21.46%	11.64%	11.14%	7.35%	12.14%	14.62%	10.73%	11.20%	6.98%	11.63%

Value of $10,000 Investment1, 3  as of October 31, 2006

Large Cap Value Fund, Class A (NAV)	$20,193

Large Cap Value Fund, Class A (POP)	$19,086

Large Cap Value Fund, Class Y	$20,728

Russell 1000 Value Index[2]	$29,856

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/30/1996 to 10/31/2006) as compared to the Russell 1000 Value Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. In certain years and/or for certain classes, performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

[2]	An unmanaged index that measures the performance of those companies in the Russell 1000 Index (large-cap index) with lower price-to-book ratios and lower forecasted growth values.

[3]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds Annual Report 2006       33

Large Cap Value fund continued
Expense Example
As a shareholder of the Large Cap Value Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2]	$1,000.00	$1,053.40	$6.16

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

Class B Actual[2]	$1,000.00	$1,049.30	$10.02

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.86

Class C Actual[2]	$1,000.00	$1,049.60	$10.02

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.86

Class R Actual[2]	$1,000.00	$1,052.00	$7.45

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32

Class Y Actual[2]	$1,000.00	$1,054.40	$4.87

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.19%, 1.94%, 1.94%, 1.44%, and 0.94% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of 5.34%, 4.93%, 4.96%, 5.20%, and 5.44% for Class A, Class B, Class C, Class R, and Class Y, respectively.
34      First American Funds Annual Report 2006

Balanced fund
Investment Objective: maximize total return (capital appreciation plus income)
How did the fund perform for the fiscal year ended October 31, 2006?
The First American Balanced Fund (the “fund”), Class Y shares, returned 10.92% for the fiscal year ended October 31, 2006 (Class A shares returned 10.73% without taking the sales charge into account). By comparison, the fund’s benchmarks, the Russell 3000 Index* and the Lehman Aggregate Bond Index*, returned 16.37% and 5.19%, respectively, for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (“Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. In the fixed-income market, in response to sustained Fed tightening, the shape of the yield curve continued to flatten, becoming inverted in early 2006, with short-term bond yields rising above those of long-term bonds. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 S&P 500 earnings advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006.
What worked for the fund and why?
In the stock portion of the fund, good sector allocation was a positive contributor to the fund’s performance. Our overweight position in the financial sector had a positive impact, as did our stock selection in that sector. Driven by the increasing strength of capital markets, the performance of investment banks received a boost. Standouts in this category included Goldman Sachs and Morgan Stanley. Our position in small-cap stocks helped performance, as these stocks fared remarkably well this fiscal year. With continued growth and reasonable valuations abroad, the fund’s exposure to international stocks also added value.
In the fixed-income portion, the fund’s defensive (shorter than index) duration posture, adopted to reduce risk as interest rates rose, proved beneficial. Our positions in high-yield bonds and emerging market bonds (issued by national governments) also provided positive contributions. An overweight in structured and mortgage-backed securities added value, as did good security selection in corporate bonds.
What did not work for the fund and why?
Adverse stock selection detracted from performance in the stock portion of the fund. The most significant detractors from performance were in the technology sector: Motorola, Intel, Qualcomm, and Apple Computer. Because the performance of consumer electronics stocks depends on positive consumer sentiment, during this fiscal year these stocks were negatively affected by rising concerns about consumer-led recession. Our sizable positions in Dow Chemical and Wal-Mart also hurt performance. Since both are highly cyclical stocks, rising quickly when the economy grows and falling just as rapidly when it turns down, both were hurt by the slowing economy and by the growing concerns about potential recession. The fund was underweight in utilities, which performed better than expected, but this underweight had little impact on performance, since good stock selection in the sector compensated for it. Continued inversion of the yield curve detracted modestly from the performance of the fund’s fixed-income portion.
What strategic moves were made by the fund and why?
We maintained the fund’s overweight position in cyclical stocks, believing that’s where the fund’s source of real value lies, even though current prices of these stocks may not reflect it. Convinced that a recession is unlikely and that the Fed is positioned to lower interest rates in 2007, we expect these stocks to benefit in the coming fiscal year. We also maintained the overweight in energy, because, although U.S. economic growth is slowing, the world growth is quite robust, putting continued demand pressures on oil and natural gas producers. To achieve greater diversification, the fund held a small position in small-cap stocks and maintained a modest international position in exchange traded index funds.
During the fiscal year, we moderated the fund’s yield-curve flattening bias, gradually adopting a neutral position in advance of an expected resteepening of the yield curve. In anticipation of a likely end to tightening by the Fed, the fixed-income portion’s interest-rate positioning was brought closer to neutral relative to the index in the latter part of the fiscal year.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20061  (% of net assets)

iShares MSCI EAFE Index Fund	3.1%
American International Group	2.8
Bank of America	2.6
First American Prime Obligations Fund, Class Z	2.5
Exxon Mobil	2.5
General Electric	2.1
Wal-Mart Stores	1.8
Morgan Stanley	1.7
Gap	1.7
Comcast, Class A	1.5
Portfolio Allocation as of October 31, 20061  (% of net assets)

Stocks	61.0%
Bonds	35.1
Investment Companies	4.1
Short-Term Investments	2.5
Other Assets and Liabilities, Net[2]	(2.7)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
First American Funds Annual Report 2006       35

Balanced fund conti
Annual Performance1

	October 31, 2006						September 30, 2006*

				Since Inception						Since Inception

	1 year	5 years	10 years	3/1/1999	11/27/2000	9/24/2001	1 year	5 years	10 years	3/1/1999	11/27/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	4.60%	5.26%	5.93%	—	—	—	1.12%	5.41%	5.70%	—	—	—

Class B	4.93%	5.36%	—	3.74%	—	—	1.24%	5.46%	—	3.51%	—	—

Class C	8.86%	5.66%	—	—	—	6.49%	5.28%	5.77%	—	—	—	6.20%

Average annual return without sales charge (NAV)
Class A	10.73%	6.46%	6.53%	—	—	—	7.04%	6.60%	6.29%	—	—	—

Class B	9.93%	5.68%	—	3.74%	—	—	6.24%	5.78%	—	3.51%	—	—

Class C	9.86%	5.66%	—	—	—	6.49%	6.28%	5.77%	—	—	—	6.20%

Class R	10.49%	6.34%	—	—	3.12%	—	6.83%	6.47%	—	—	2.82%	—

Class Y	10.92%	6.73%	6.81%	—	—	—	7.33%	6.85%	6.58%	—	—	—

Russell 3000 Index [2]	16.37%	8.35%	8.89%	4.07%	3.02%	9.42%	10.22%	8.08%	8.70%	3.63%	2.45%	8.82%

Lehman Aggregate Bond Index[3]	5.19%	4.51%	6.26%	5.88%	6.05%	4.98%	3.67%	4.81%	6.42%	5.86%	6.02%	4.93%

Value of $10,000 Investment1,4  as of October 31, 2006

Balanced Fund, Class A (NAV)	$18,826

Balanced Fund, Class A (POP)	$17,793

Balanced Fund, Class Y	$19,332

Russell 3000 Index[2]	$23,432

Lehman Aggregate Bond Index[3]	$18,348

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 10/31/1996 to 10/31/2006) as compared to the Russell 3000 Index2 and the Lehman Aggregate Bond Index3.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. In certain years and/or for certain classes, performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund. Performance history prior to September 24, 2001, represents that of Firstar Balanced Growth Fund.

[2]	An unmanaged index that measures the performance of the 3,000 largest U.S. companies (98% of the investable U.S. equity market) based on total market capitalization.

[3]	An unmanaged fixed income index covering the U.S. investment-grade fixed-rate bond market.

[4]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
36      First American Funds Annual Report 2006

Balanced fund conti
Expense Example
As a shareholder of the Balanced Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2]	$1,000.00	$1,025.20	$5.62

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

Class B Actual[2]	$1,000.00	$1,021.30	$9.43

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40

Class C Actual[2]	$1,000.00	$1,021.00	$9.42

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40

Class R Actual[2]	$1,000.00	$1,023.60	$6.89

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

Class Y Actual[2]	$1,000.00	$1,025.60	$4.34

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.85%, 1.85%, 1.35%, and 0.85% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of 2.52%, 2.13%, 2.10%, 2.36%, and 2.56% for Class A, Class B, Class C, Class R, and Class Y, respectively.
First American Funds Annual Report 2006       37

Equity Income fund
Investment Objective: long-term growth of capital and income
How did the fund perform for the fiscal year ended October 31, 2006?
The First American Equity Income Fund (the “fund”), Class Y shares, returned 18.89% for the fiscal year ended October 31, 2006 (Class A shares returned 18.66% without taking the sales charge into account). By comparison, the fund’s benchmark, the Standard and Poor’s 500 Index* (“S&P 500 Index”), returned 16.34% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth slowed from very strong levels through the first quarter of 2006 to below-potential levels by the end of October. Inflation pressures rose through much of this period in a lagging response to the very strong growth through the first portion of this year, but diminished considerably by October. The Federal Reserve (“Fed”) continued to tighten monetary policy through June as a result of the increase in inflation pressures, but has kept policy steady since that time as its forecast of slowing economic growth and dissipating inflation pressures has been realized. Corporate profit growth remained strong over this 12-month period with third-quarter 2006 earnings of S&P 500 companies advancing by roughly 20% on a year-over-year basis. The strength in corporate earnings, along with lessening inflation pressures and expectations that the Fed will begin easing monetary policy in 2007, has proved to be favorable for the equity markets through October 2006.
What worked for the fund and why?
The fund benefited from both good sector allocation and security selection. We moved to an overweight in the telecommunications sector, where valuations were attractive and dividend yields compelling – an important consideration for a fund with income as one of its objectives. Overweight positions were held in AT&T, Verizon, and Bell South. A subsequent bid for Bell South from AT&T galvanized the entire sector, proving to be the catalyst we were anticipating. We maintained an underweight position in financials, which, in general, were mediocre performers during the year; however, a few individual stocks from this sector added value. AllianceBernstein performed especially well, reflecting investors’ renewed interest in asset management firms, which benefit from a strong stock market. Another important contributor to fund results was ICICI Bank Ltd, an Indian bank with very strong growth prospects in that country. Apartment Investment & Management, a real estate investment trust (REIT), was also a standout performer. We maintained an overweight in basic materials, where Engelhard, a materials science company, was a positive contributor following a buyout offer from chemical giant BASF. Finally, Alliant Energy was an outstanding performer in the utilities sector.
What did not work for the fund and why?
A few of our stock picks performed below expectations. Dropping energy prices had a negative effect on the stock price of British Petroleum. Dow Chemical also posted weaker results, reflecting a deteriorating price environment for many of its chemical products. In technology, Motorola turned in a disappointing performance.
What strategic moves were made by the fund and why?
As mentioned above, we moved to an overweight in telecommunications, which proved beneficial to the fund. We also trimmed our position in the energy sector from a modest overweight early in the fiscal year to an equal weight, taking profits in this sector, which has been a very strong performer over the last couple of years in an environment of rising energy prices. Our outlook is for energy prices to level off, making us less enthusiastic about the future earnings growth potential in this sector.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Top 10 Holdings as of October 31, 20061  (% of net assets)

Exxon Mobil	4.2%
Bank of America	3.5
General Electric	3.4
American International Group	2.9
Wyeth Pharmaceuticals	2.9
Abbott Laboratories	2.9
Verizon Communications	2.8
Citigroup	2.8
Hewlett Packard	2.6
Johnson & Johnson	2.2
Sector Allocation as of October 31, 20061  (% of net assets)

Financials	23.5%
Energy	12.0
Healthcare	11.8
Industrials	11.2
Information Technology	9.3
Telecommunication Services	8.8
Consumer Staples	7.9
Consumer Discretionary	7.3
Utilities	3.5
Materials	3.4
Convertible Corporate Bond	0.4
Short-Term Investment	1.2
Other Assets and Liabilities, Net[2]	(0.3)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
38      First American Funds Annual Report 2006

Equity Income fund continued
Annual Performance1

	October 31, 2006					September 30, 2006*

				Since Inception					Since Inception

	1 year	5 years	10 years	2/1/1999	9/24/2001	1 year	5 years	10 years	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	12.10%	6.33%	8.27%	—	—	7.12%	5.65%	8.17%	—	—

Class B	12.76%	6.42%	8.11%	—	—	7.50%	5.73%	8.00%	—	—

Class C	16.80%	6.71%	—	4.53%	—	11.54%	6.06%	—	4.18%	—

Average annual return without sales charge (NAV)
Class A	18.66%	7.53%	8.89%	—	—	13.37%	6.85%	8.78%	—	—

Class B	17.76%	6.73%	8.11%	—	—	12.50%	6.05%	8.00%	—	—

Class C	17.80%	6.71%	—	4.53%	—	12.54%	6.06%	—	4.18%	—

Class R	18.33%	7.38%	—	—	8.20%	13.05%	6.73%	—	—	7.70%

Class Y	18.89%	7.79%	9.18%	—	—	13.61%	7.11%	9.08%	—	—

S&P 500 Index[2]	16.34%	7.26%	8.64%	2.63%	8.29%	10.79%	6.97%	8.59%	2.23%	7.74%

S&P 500 Dividend Only Stocks Index[3]	17.05%	7.71%	9.16%	4.07%	7.61%	11.61%	7.08%	9.14%	3.70%	7.08%

Value of $10,000 Investment1,4  as of October 31, 2006

Equity Income Fund, Class A (NAV)	$23,916

Equity Income Fund, Class A (POP)	$22,594

Equity Income Fund, Class Y	$24,575

S&P 500 Index[2]	$23,534

S&P 500 Dividend Only Stocks Index[3]	$24,734

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/30/1996 to 10/31/2006) as compared to the S&P 500 Index2 and the S&P 500 Dividend Only Stocks Index3.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. In certain years and/or for certain classes, performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

[2]	An unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

[3]	A custom benchmark that is composed of companies in the S&P 500 Index that have an indicated annual dividend. Since inception returns are calculated as of the beginning of the closest month.

[4]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.
First American Funds Annual Report 2006       39

Equity Income fund continued
Expense Example
As a shareholder of the Equity Income Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, to October 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/06 to
	Value (5/01/06)	Value (10/31/06)	10/31/06)
Class A Actual[2]	$1,000.00	$1,076.50	$6.18

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

Class B Actual[2]	$1,000.00	$1,071.90	$10.08

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.80

Class C Actual[2]	$1,000.00	$1,072.50	$10.08

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.80

Class R Actual[2]	$1,000.00	$1,074.60	$7.48

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.27

Class Y Actual[2]	$1,000.00	$1,077.40	$4.87

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.18%, 1.93%, 1.93%, 1.43%, and 0.93% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2006 of 7.65%, 7.19%, 7.25%, 7.46%, and 7.74% for Class A, Class B, Class C, Class R, and Class Y, respectively.
40      First American Funds Annual Report 2006

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
First American Investment Funds, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Real Estate Securities, International, Small Cap Growth Opportunities, Small Cap Select, Small Cap Value, Small-Mid Cap Core, Mid Cap Growth Opportunities, Mid Cap Value, Large Cap Growth Opportunities, Large Cap Select, Large Cap Value, Balanced, and Equity Income Funds (series of First American Investment Funds, Inc.) (collectively, the “funds”) as of October 31, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of October 31, 2006 and confirmation of the securities held by correspondence with brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds listed above of First American Investment Funds, Inc. at October 31, 2006, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, Minnesota
December 19, 2006
First American Funds Annual Report 2006       41

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Real Estate Securities Fund
DESCRIPTION	SHARES	VALUE

Real Estate Common Stock (a) – 98.2%
Apartments – 18.0%
American Campus Communities (b) (c)	151,051	$4,022
Archstone-Smith Trust (b) (c)	604,865	36,419
Avalonbay Communities (b) (c)	302,797	39,685
BRE Properties (b) (c)	147,894	9,805
Camden Property Trust (b) (c)	400,419	32,322
Equity Residential Properties Trust (b) (c)	701,265	38,296
Essex Property Trust (b) (c)	105,246	14,027
Mid-America Apartment Communities (b) (c)	71,011	4,520
Post Properties (b) (c)	68,355	3,348

		182,444

Community Centers – 10.8%
Agree Realty (b)	30,584	1,072
Developers Diversified Realty (b) (c)	296,512	18,058
Equity One (b)	65,555	1,647
Federal Realty Investment Trust (b) (c)	235,456	18,872
Kimco Realty (b) (c)	600,119	26,663
Kite Realty Group Trust (b)	226,580	4,155
Regency Centers (b) (c)	473,693	34,182
Saul Centers (b) (c)	90,556	4,401

		109,050

Diversified – 5.5%
Colonial Properties Trust (b) (c)	28,492	1,436
Cousins Properties (b) (c)	98,505	3,523
Florida East Coast Industries (c)	127,776	7,635
Forest City Enterprises, Class A (c)	81,972	4,500
Vornado Realty Trust (b) (c)	323,451	38,572

		55,666

Healthcare – 6.3%
Brookdale Senior Living (c)	182,720	8,792
Capital Senior Living (c) (d)	513,128	4,900
Health Care Property Investors (b) (c)	521,715	16,382
Health Care REIT (b) (c)	107,121	4,422
Sunrise Senior Living (c) (d)	109,183	3,408
Ventas (b) (c)	659,334	25,701

		63,605

Hotels – 7.8%
Equity Inns (b)	178,793	3,000
Host Marriott (b) (c)	1,480,881	34,149
LaSalle Hotel Properties (b) (c)	306,579	12,953
Starwood Hotels & Resorts Worldwide	209,179	12,496
Sunstone Hotel Investors (b) (c)	547,683	16,135

		78,733

Industrials – 9.6%
AMB Property (b)	336,889	19,678
EastGroup Properties (b) (c)	172,290	9,171
First Potomac Realty Trust (b) (c)	170,502	5,275
Prologis (b)	918,217	58,096
PS Business Parks (b)	85,791	5,649

		97,869

Malls – 11.3%
General Growth Properties (b) (c)	468,727	24,327
Macerich (b) (c)	345,066	27,726
Simon Property Group (b) (c)	642,042	62,342

		114,395

Manufactured Homes – 0.6%
Equity Lifestyle Properties (b) (c)	117,058	5,768

Multifamily – 0.4%
Associated Estates Realty (b)	262,665	4,321

Net Lease – 0.8%
National Retail Properties (b) (c)	381,827	8,580

Office – 24.2%
Alexandria Real Estate Equities (b) (c)	44,466	4,433
BioMed Realty Trust (b) (c)	437,718	14,108
Boston Properties (b) (c)	407,260	43,508
Brookfield Asset Management (c)	271,617	12,098
Brookfield Properties (c)	734,149	27,817
Cogdell Spencer (b) (e)	334,368	7,383
Columbia Equity Trust (b)	159,258	2,733
Corporate Office Properties Trust (b) (c)	94,509	4,516
Douglas Emmett (b) (c) (d)	488,218	11,644
Duke Realty (b) (c)	125,528	5,029
Equity Office Properties Trust (b) (c)	742,008	31,535
Highwoods Properties (b) (c)	569,076	21,739
Kilroy Realty (b)	193,584	14,583
Liberty Property Trust (b) (c)	280,335	13,512
Maguire Properties (b) (c)	94,259	4,030
SL Green Realty (b) (c)	224,686	27,197

		245,865

Real Estate Service Provider – 0.3%
FirstService (d)	107,198	2,566

Self Storage – 2.6%
Public Storage (b) (c)	294,524	26,422
Sovran Self Storage (b)	7,433	438

		26,860

Total Real Estate Common Stock
(Cost $729,776)		995,722
Private Real Estate Companies – 0.0%
Beacon Capital (d) (f) (g)	33,750	34
Newcastle Investment Holdings (d) (f) (g)	35,000	211

Total Private Real Estate Companies
(Cost $588)		245

Short-Term Investment – 3.6%
First American Prime Obligations Fund, Class Z (h) (Cost $36,578)	36,578	36,578

Investments Purchased with Proceeds from Securities Lending (i) – 45.3%
(Cost $459,273)		459,273

Total Investments – 147.1%
(Cost $1,226,215)		1,491,818

Other Assets and Liabilities, Net – (47.1)%		(477,772)

Total Net Assets – 100.0%		$1,014,046

(a)	The fund is primarily invested in the Real Estate sector and therefore is subject to additional risks. See notes 1 and 6 in Notes to Financial Statements.

(b)	Real Estate Investment Trust. As of October 31, 2006, the market value of these investments was $911,510, or 89.9% of total net assets.

(c)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $447,560 at October 31, 2006. See note 2 in Notes to Financial Statements.

(d)	Non-income producing security.

(e)	A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings of that company represent 5% or more of the outstanding voting securities of the company. Transactions with
The accompanying notes are an integral part of the financial statements.
42      First American Funds Annual Report 2006

Real Estate Securities Fund (concluded)

companies that are or were affiliates during the year ended October 31, 2006 are as follows:

	Beginning	Purchase	Sales	Ending	Dividend
Issuer	Cost	Cost	Cost	Cost	Income	Value

Cogdell Spencer	$8,056	$3,046	$5,349	$5,753	$487	$7,383

(f)	Security is considered illiquid or restricted. As of October 31, 2006, the value of these investments was $245 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(g)	Security is fair valued. As of October 31, 2006, the fair value of these investments was $245 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(h)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(i)	The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various money market funds and short-term, high quality debt obligations, such as repurchase agreements, commercial paper, and other corporated obligations. See note 2 in Notes to Financial Statements.
First American Funds Annual Report 2006       43

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Statement of Assets and Liabilities	October 31, 2006, all dollars and shares are rounded to thousands (000), except for per share data

Real Estate
Securities
Fund

Investments in unaffiliated securities, at cost	$730,364
Investments in affiliated money market fund, at cost	36,578
Investments purchased with proceeds from securities lending, at cost (note 2)	459,273

ASSETS:
Investments in unaffiliated securities, at value* (note 2)	$995,967
Investments in affiliated money market fund, at value (note 2)	36,578
Investments purchased with proceeds from securities lending, at value (note 2)	459,273
Receivable for dividends and interest	635
Receivable for investment securities sold	21,752
Receivable for capital shares sold	8,530
Prepaid expenses and other assets	41

Total assets	1,522,776

LIABILITIES:
Payable for investment securities purchased	47,316
Payable upon return of securities loaned (note 2)	459,273
Payable for capital shares redeemed	1,267
Payable to affiliates (note 3)	776
Payable for distribution and shareholder servicing fees	66
Accrued expenses and other liabilities	32

Total liabilities	508,730

Net assets	$1,014,046

COMPOSITION OF NET ASSETS:
Portfolio capital	$659,425
Accumulated net realized gain on investments	89,018
Net unrealized appreciation of investments	265,603

Net assets	$1,014,046

*Including securities loaned, at value	$447,560

Class A:
Net assets	$228,186
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	8,615
Net asset value and redemption price per share	$26.49
Maximum offering price per share (1)	$28.03
Class B:
Net assets	$7,288
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	279
Net asset value, offering price and redemption price per share (2)	$26.08
Class C:
Net assets	$12,281
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	469
Net asset value, offering price and redemption price per share (2)	$26.17
Class R:
Net assets	$9,423
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	353
Net asset value, offering price, and redemption price per share	$26.72
Class Y:
Net assets	$756,868
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	28,377
Net asset value, offering price, and redemption price per share	$26.67

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%

(2)	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
44      First American Funds Annual Report 2006

Statement of  Operations For the year ended October 31, 2006, all dollars are rounded to thousands (000)

Real Estate
Securities
Fund

INVESTMENT INCOME:
Dividends from affiliated securities	$1,037
Dividends from unaffiliated securities	24,331
Less: Foreign taxes withheld	(103)
Securities lending income	346

Total investment income	25,611

EXPENSES (note 3):
Investment advisory fees	5,443
Administration fees	1,281
Transfer agent fees	700
Custodian fees	40
Professional fees	37
Registration fees	68
Postage and printing fees	54
Directors’ fees	23
Other expenses	24
Distribution and shareholder servicing fees – Class A	434
Distribution and shareholder servicing fees – Class B	52
Distribution and shareholder servicing fees – Class C	64
Distribution and shareholder servicing fees – Class R	21

Total expenses	8,241

Less: Fee waivers (note 3)	(4)
Less: Indirect payments from custodian (note 3)	(5)

Total net expenses	8,232

Investment income – net	17,379

REALIZED AND UNREALIZED GAINS ON INVESTMENTS – NET (note 5):
Net realized gain on affiliated investments	755
Net realized gain on unaffiliated investments	98,123
Net change in unrealized appreciation or depreciation of investments	169,252

Net gain on investments	268,130

Net increase in net assets resulting from operations	$285,509

First American Funds Annual Report 2006       45

Statements of  Changes in Net Assets all dollars are rounded to thousands (000)

	Real Estate
	Securities Fund

		One-Month
		Fiscal Period
	Year Ended	Ended	Year Ended
	10/31/06	10/31/05	9/30/05

OPERATIONS:
Investment income – net	$17,379	$908	$22,036
Net realized gain on affiliated investments	755	—	—
Net realized gain on unaffiliated investments	98,123	6,604	85,317
Net change in unrealized appreciation or depreciation of investments	169,252	(19,635)	47,167

Net increase (decrease) in net assets resulting from operations	285,509	(12,123)	154,520

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(4,468)	—	(3,209)
Class B	(98)	—	(92)
Class C	(122)	—	(94)
Class R	(80)	—	(1)
Class Y	(16,193)	—	(14,545)
Net realized gain on investments:
Class A	(16,449)	—	(7,087)
Class B	(526)	—	(338)
Class C	(558)	—	(326)
Class R	(24)	—	—
Class Y	(59,801)	—	(32,911)

Total distributions	(98,319)	—	(58,603)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	96,251	2,854	45,709
Reinvestment of distributions	20,510	—	10,057
Payments for redemptions	(64,650)	(2,840)	(24,578)

Increase in net assets from Class A transactions	52,111	14	31,188

Class B:
Proceeds from sales	2,324	61	1,148
Reinvestment of distributions	550	—	386
Payments for redemptions (note 3)	(1,261)	(253)	(1,935)

Increase (decrease) in net assets from Class B transactions	1,613	(192)	(401)

Class C:
Proceeds from sales	6,990	66	1,485
Reinvestment of distributions	634	—	395
Payments for redemptions (note 3)	(1,722)	(257)	(1,887)

Increase (decrease) in net assets from Class C transactions	5,902	(191)	(7)

Class R:
Proceeds from sales	9,837	22	56
Reinvestment of distributions	104	—	—
Payments for redemptions	(1,736)	(1)	(23)

Increase in net assets from Class R transactions	8,205	21	33

Class Y:
Proceeds from sales	184,391	5,951	124,624
Reinvestment of distributions	40,096	–	21,477
Payments for redemptions	(112,601)	(16,972)	(112,400)

Increase (decrease) in net assets from Class Y transactions	111,886	(11,021)	33,701

Increase (decrease) in net assets from capital share transactions	179,717	(11,369)	64,514

Total increase (decrease) in net assets	366,907	(23,492)	160,431
Net assets at beginning of period	647,139	670,631	510,200

Net assets at end of period	$1,014,046	$647,139	$670,631

Undistributed net investment income at end of period	$—	$3,478	$2,805

The accompanying notes are an integral part of the financial statements.
46      First American Funds Annual Report 2006

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Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	from	Value
	Beginning	Investment	(Losses) on	Investment	Realized	Return of	End of
	of Period	Income	Investments	Income	Gains	Capital	Period

Real Estate Securities Fund (1)
Class A
2006 (2)	$21.42	$0.47	$7.77	$(0.58)	$(2.59)	$—	$26.49
2005 (3)	21.81	0.03	(0.42)	—	—	—	21.42
2005 (4)	18.62	0.69	4.47	(0.55)	(1.42)	—	21.81
2004 (4)	16.00	0.63	3.21	(0.62)	(0.60)	—	18.62
2003 (4)	13.68	0.69	2.65	(0.69)	(0.33)	—	16.00
2002 (4)	13.12	0.71	0.61	(0.69)	—	(0.07)	13.68
Class B
2006 (2)	$21.14	$0.29	$7.66	$(0.42)	$(2.59)	$—	$26.08
2005 (3)	21.53	0.01	(0.40)	—	—	—	21.14
2005 (4)	18.41	0.54	4.40	(0.40)	(1.42)	—	21.53
2004 (4)	15.85	0.50	3.17	(0.51)	(0.60)	—	18.41
2003 (4)	13.55	0.57	2.64	(0.58)	(0.33)	—	15.85
2002 (4)	13.02	0.59	0.61	(0.60)	—	(0.07)	13.55
Class C
2006 (2)	$21.21	$0.28	$7.70	$(0.43)	$(2.59)	$—	$26.17
2005 (3)	21.61	0.01	(0.41)	—	—	—	21.21
2005 (4)	18.47	0.54	4.42	(0.40)	(1.42)	—	21.61
2004 (4)	15.89	0.50	3.19	(0.51)	(0.60)	—	18.47
2003 (4)	13.62	0.59	2.62	(0.61)	(0.33)	—	15.89
2002 (4)	13.08	0.62	0.59	(0.60)	—	(0.07)	13.62
Class R (5)
2006 (2)	$21.61	$0.35	$7.90	$(0.55)	$(2.59)	$—	$26.72
2005 (3)	22.00	0.02	(0.41)	—	—	—	21.61
2005 (4)	18.80	0.72	4.43	(0.53)	(1.42)	—	22.00
2004 (4)	16.00	0.61	3.24	(0.45)	(0.60)	—	18.80
2003 (4)	13.69	0.69	2.64	(0.69)	(0.33)	—	16.00
2002 (4)	13.12	0.70	0.62	(0.68)	—	(0.07)	13.69
Class Y
2006 (2)	$21.54	$0.53	$7.82	$(0.63)	$(2.59)	$—	$26.67
2005 (3)	21.92	0.03	(0.41)	—	—	—	21.54
2005 (4)	18.71	0.74	4.49	(0.60)	(1.42)	—	21.92
2004 (4)	16.06	0.69	3.22	(0.66)	(0.60)	—	18.71
2003 (4)	13.73	0.73	2.66	(0.73)	(0.33)	—	16.06
2002 (4)	13.15	0.73	0.63	(0.71)	—	(0.07)	13.73

(1)	Per share data calculated using average shares outstanding method.

(2)	For the period November 1 to October 31 in the year indicated.

(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
48      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income to
		Ratio of	Investment	Average	Average Net
	Net Assets	Expenses to	Income	Net Assets	Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

43.25%	$228,186	1.23%	2.06%	1.23%	2.06%	161%
(1.79)	133,339	1.23	1.48	1.23	1.48	11
28.99	135,745	1.23	3.43	1.25	3.41	118
24.98	86,996	1.23	3.63	1.26	3.60	127
25.92	35,754	1.23	4.82	1.28	4.77	69
10.07	15,422	1.23	5.06	1.32	4.97	99
42.17%	$7,288	1.98%	1.30%	1.98%	1.30%	161%
(1.81)	4,419	1.98	0.74	1.98	0.74	11
27.98	4,700	1.98	2.69	2.00	2.67	118
24.06	4,412	1.98	2.91	2.01	2.88	127
25.03	3,559	1.98	4.10	2.03	4.05	69
9.21	2,577	1.98	4.27	2.07	4.18	99
42.16%	$12,281	1.98%	1.25%	1.98%	1.25%	161%
(1.85)	4,669	1.98	0.75	1.98	0.75	11
28.00	4,954	1.98	2.68	2.00	2.66	118
24.12	4,247	1.98	2.92	2.01	2.89	127
24.88	3,229	1.98	4.12	2.03	4.07	69
9.27	986	1.98	4.43	2.07	4.34	99
42.87%	$9,423	1.48%	1.50%	1.60%	1.38%	161%
(1.77)	57	1.48	1.23	1.63	1.08	11
28.60	36	1.48	3.37	1.65	3.20	118
24.94	1	1.23	3.57	1.26	3.54	127
25.80	2,524	1.23	4.87	1.28	4.82	69
10.13	1,224	1.23	5.00	1.32	4.91	99
43.58%	$756,868	0.98%	2.31%	0.98%	2.31%	161%
(1.73)	504,655	0.98	1.74	0.98	1.74	11
29.25	525,196	0.98	3.66	1.00	3.64	118
25.33	414,544	0.98	3.95	1.01	3.92	127
26.19	194,933	0.98	5.13	1.03	5.08	69
10.40	120,091	0.98	5.27	1.07	5.18	99

First American Funds Annual Report 2006       49

Schedule of  Investments October 31, 2006, all dollars rounded to thousands (000)

International Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.0%
Australia – 1.7%
BHP Billiton (a)	1,052,000	$22,392
Zinifex (a) (b)	630,300	7,462

		29,854

Belgium – 1.9%
Dexia	670,000	18,073
Fortis (a)	370,600	15,528

		33,601

Brazil – 1.8%
Companhia Vale do Rio Doce, ADR (a)	731,062	18,598
Petroleo Brasileiro, ADR	152,125	13,503

		32,101

Finland – 1.3%
Nokia Oyj	1,204,770	23,947

France – 13.4%
Accor	182,000	12,625
Axa (a)	793,332	30,181
BNP Paribas (a)	272,089	29,883
Compagnie de Saint-Gobain (a)	385,000	28,369
Imerys (a)	189,400	16,368
Lafarge (a)	201,700	27,039
Sanofi-Aventis (a)	304,700	25,946
Total (a) (b)	1,062,260	71,857

		242,268

Germany – 4.3%
BASF	150,000	13,195
Bayerische Motoren Werke (BMW) (a)	270,800	15,575
Deutsche Post	600,000	16,606
Linde	6,810	675
SAP (a)	67,250	13,356
Siemens	211,000	18,956

		78,363

Great Britain – 20.7%
Barclays	2,675,000	36,042
BG Group	1,354,965	17,981
BHP Billiton	274,000	5,276
British Land	730,000	20,817
Centrica (b)	2,130,542	13,472
GlaxoSmithKline	1,625,000	43,307
Kingfisher	3,560,521	17,861
Morrison Supermarket	4,547,700	22,334
Royal Bank of Scotland	562,600	20,027
Smith & Nephew	1,781,163	17,397
Standard Chartered	1,013,000	28,498
Tesco	5,658,800	42,454
Vodafone (b)	14,900,325	38,394
Wolseley	1,250,000	29,472
WPP Group (b)	1,585,503	20,309

		373,641

Hong Kong – 4.6%
Esprit Holdings	2,175,500	21,048
HSBC (a)	3,290,400	62,257

		83,305

Ireland – 0.7%
Bank of Ireland	650,000	13,015

Italy – 5.6%
Banca Intesa	2,083,000	14,229
Eni (a)	1,815,800	54,928
Mediaset (a)	802,400	8,994
Unicredito Italiano (a)	2,803,900	23,236

		101,387

Japan – 23.2%
The Bank of Yokohama	1,783,000	13,738
Canon	460,400	24,588
Credit Saison (a)	336,900	12,182
Daikin Industries (a)	430,000	12,123
Hirose Electric (a)	63,000	8,395
Honda Motor	464,400	16,391
Hoya	567,000	21,908
Mitsubishi UFJ Financial Group	2,651	33,626
Mitsubishi	979,800	18,916
Mitsui Fudosan	824,000	20,272
Mizuho Financial Group	2,622	20,381
Nidec Corporation (a)	185,700	14,204
Nikko Cordial (a)	900,000	10,744
Nippon Oil	925	7
Nitto Denko (a)	290,200	16,513
Secom	175,000	8,748
Seven & I Holdings (a) (b)	545,600	17,504
Shin-Etsu Chemical	298,000	19,535
SMC	110,400	15,061
Sony (a)	389,300	15,911
Sumitomo Mitsui Financial Group (a)	2,552	27,889
Sumitomo	1,802,000	23,678
Toyota Motor	366,400	21,634
Yamanouchi Pharmaceutical	538,200	24,240

		418,188

Mexico – 0.3%
Fomento Economico Mexicano, ADR	63,400	6,130

Netherlands – 3.9%
ING Groep	474,900	21,033
Philips Electronics	447,000	15,570
Reed Elsevier	1,032,124	17,624
Wolters Kluwer	589,700	16,206

		70,433

South Korea – 0.8%
Samsung Electronics	20,830	13,488
Spain – 2.1%
Altadis	270,000	12,913
Banco Bilbano Vizcaya Argentaria (a)	1,031,100	24,886

		37,799

Sweden – 1.4%
Ericsson	6,746,500	25,501

Switzerland – 11.3%
Adecco (a)	247,600	15,269
Holcim	300,000	25,833
Nestle	95,560	32,654
Novartis	570,100	34,606
Roche	183,600	32,146
UBS (b)	741,400	44,271
Zurich Financial Services	78,800	19,468

		204,247

Total Common Stocks (Cost $1,331,666)		1,787,268

The accompanying notes are an integral part of the financial statements.
50      First American Funds Annual Report 2006

Short-Term Investment – 1.1%
State Street GA Prime Fund (Cost $20,232)	20,232,436	$20,232

Investments Purchased with Proceeds from Securities Lending (c) – 20.2%
State Street Navigator Prime Fund (Cost $365,779)	362,456,591	365,779

Total Investments 120.3% (Cost $1,717,677)		2,173,279

Other Assets and Liabilities, Net – (20.3)%		(367,314)

Total Net Assets – 100.0%		$1,805,965

(a)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $362,457 at October 31, 2006. See note 2 in Notes to Financial Statements.

(b)	Non-income producing security.

(c)	The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested as noted above. See note 2 in Notes to Financial Statements.
ADR – American Depository Receipt
At October 31, 2006, sector diversification of the fund was as follows:

	% of Net
	Assets	Value

Foreign Common Stock
Financials*	31.0%	$560,276
Industrials	14.4	259,055
Consumer Discretionary	10.9	196,943
Healthcare	9.8	177,642
Materials	9.6	172,886
Information Technology	8.1	145,387
Consumer Staples	6.5	116,485
Energy	5.5	99,891
Telecommunication Services	2.1	38,394
Utilities	1.1	20,309

Total Foreign Common Stock	99.0	1,787,268
Total Short-Term Investment	1.1	20,232
Total Investments Purchased with Proceeds from Securities Lending	20.2	365,779

Total Investments	120.3	2,173,279

Other Assets and Liabilities, Net	(20.3)	(367,314)

Net Assets	100%	$1,805,965

*	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.
First American Funds Annual Report 2006       51

Statement of Assets and Liabilities	October 31, 2006, all dollars and shares are rounded to thousands (000), except for per share data

	International
	Fund

Investments in securities, at cost	$1,351,898
Investments purchased with proceeds from securities lending at cost (note 2)	365,779

ASSETS:
Investments in securities, at value* (note 2)	$1,807,500
Investments purchased with proceeds from securities lending (note 2)	365,779
Receivable for dividends and interest	3,587
Receivable for investment securities sold	1,119
Receivable for capital shares sold	456
Receivable for foreign withholding tax reclaim	121
Prepaid expenses and other assets	39

Total assets	2,178,601

LIABILITIES:
Bank overdraft	908
Payable for capital shares redeemed	3,991
Payable upon return of securities loaned (note 2)	365,779
Payable to affiliates (note 3)	1,866
Payable for distribution and shareholder servicing fees	24
Accrued expenses and other liabilities	68

Total liabilities	372,636

Net assets	$1,805,965

COMPOSITION OF NET ASSETS:
Portfolio capital	$1,310,946
Undistributed net investment income	17,166
Accumulated net realized gain on investments and foreign currency transactions	22,211
Net unrealized appreciation of investments	455,602
Net unrealized appreciation of foreign currency, and translation of other assets and liabilities in foreign currency	40

Net assets	$1,805,965

*Including securities loaned, at value	$362,457

Class A:
Net assets	$52,489
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	3,547
Net asset value and redemption price per share	$14.80
Maximum offering price per share (1)	$15.66
Class B:
Net assets	$7,172
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	525
Net asset value, offering price and redemption price per share (2)	$13.65
Class C:
Net assets	$8,049
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	569
Net asset value, offering price and redemption price per share (2)	$14.13
Class R:
Net assets	$1
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	—	(3)
Net asset value, offering price, and redemption price per share	$14.81
Class Y:
Net assets	$1,738,254
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	115,980
Net asset value, offering price, and redemption price per share	$14.99

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

(2)	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

(3)	Due to the presentation of the financial statements in thousands, the number rounds to zero.
The accompanying notes are an integral part of the financial statements.
52      First American Funds Annual Report 2006

Statement of  Operations For the year ended October 31, 2006, all dollars are rounded to thousands (000)

International
Fund

INVESTMENT INCOME:
Interest	$701
Dividends	43,388
Less: Foreign taxes withheld	(3,754)
Securities lending income	1,318

Total investment income	41,653

EXPENSES (note 3):
Investment advisory fees	17,224
Administration fees	2,787
Transfer agent fees	1,629
Custodian fees	365
Professional fees	41
Registration fees	53
Postage and printing fees	100
Directors’ fees	35
Other expenses	29
Distribution and shareholder servicing fees – Class A	128
Distribution and shareholder servicing fees – Class B	70
Distribution and shareholder servicing fees – Class C	81
Distribution and shareholder servicing fees – Class R	— (1)

Total expenses	22,542

Less: Fee waivers (note 3)	(9)
Less: Indirect payments from custodian (note 3)	(553)

Total net expenses	21,980

Investment income – net	19,673

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS – NET(note 5):
Net realized gain on investments	90,776
Net realized loss on foreign currency transactions	(677)
Net change in unrealized appreciation or depreciation of investments	265,816
Net change in unrealized appreciation or depreciation of foreign currency, and translation of other assets and liabilities denominated in foreign currency	103

Net gain on investments and foreign currency transactions	356,018

Net increase in net assets resulting from operations	$375,691

(1)	Due to the presentation of the financial statements in thousands, the number rounds to zero.
First American Funds Annual Report 2006       53

Statements of  Changes in Net Assets all dollars are rounded to thousands (000)

	International
	Fund

		One-Month
		Fiscal Period
	Year Ended	Ended	Year Ended
	10/31/06	10/31/05	9/30/05

OPERATIONS:
Investment income – net	$19,673	$1,081	$14,779
Net realized gain on investments	90,776	4,244	158,132
Net realized gain (loss) on foreign currency transactions	(677)	(48)	1,417
Net change in unrealized appreciation or depreciation of investments	265,816	(34,720)	89,806
Net change in unrealized appreciation or depreciation of foreign currency, and translation of other assets and liabilities denominated in foreign currency	103	(8)	(35)

Net increase (decrease) in net assets resulting from operations	375,691	(29,451)	264,099

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(525)	—	(273)
Class B	(23)	—	—
Class C	(22)	—	—
Class R:	—	—	—
Class Y	(19,388)	—	(9,941)

Total distributions	(19,958)	—	(10,214)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	12,874	1,375	10,293
Reinvestment of distributions	475	—	259
Payments for redemptions	(19,829)	(874)	(15,029)

Increase (decrease) in net assets from Class A transactions	(6,480)	501	(4,477)

Class B:
Proceeds from sales	1,144	142	594
Reinvestment of distributions	23	—	—
Payments for redemptions (note 3)	(2,076)	(196)	(2,481)

Decrease in net assets from Class B transactions	(909)	(54)	(1,887)

Class C:
Proceeds from sales	902	28	755
Reinvestment of distributions	21	—	—
Payments for redemptions (note 3)	(2,057)	(267)	(2,929)

Decrease in net assets from Class C transactions	(1,134)	(239)	(2,174)

Class R:
Proceeds from sales	1	—	400
Reinvestment of distributions	—	—	—
Payments for redemptions	(2)	(161)	(244)

Increase (decrease) in net assets from Class R transactions	(1)	(161)	156

Class Y:
Proceeds from sales	230,406	34,804	320,811
Reinvestment of distributions	11,130	—	6,151
Payments for redemptions	(361,882)	(13,103)	(191,834)

Increase (decrease) in net assets from Class Y transactions	(120,346)	21,701	135,128

Increase (decrease) in net assets from capital share transactions	(128,870)	21,748	126,746

Total increase (decrease) in net assets	226,863	(7,703)	380,631
Net assets at beginning of period	1,579,102	1,586,805	1,206,174

Net assets at end of period	$1,805,965	$1,579,102	$1,586,805

Undistributed net investment income at end of period	$17,166	$18,107	$17,074

The accompanying notes are an integral part of the financial statements.
54      First American Funds Annual Report 2006

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Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Net Asset
	Value	Net	Gains	from Net	Value
	Beginning	Investment	(Losses) on	Investment	End of
	of Period	Income (Loss)	Investments	Income	Period

International Fund (1)
Class A
2006 (2)	$12.01	$0.12	$2.80	$(0.13)	$14.80
2005 (3)	12.24	0.01	(0.24)	—	12.01
2005 (4)	10.19	0.09	2.02	(0.06)	12.24
2004 (4)	8.99	0.03	1.22	(0.05)	10.19
2003 (4)	7.33	0.06	1.60	—	8.99
2002 (4)	8.96	—	(1.63)	—	7.33
Class B
2006 (2)	$11.09	$0.02	$2.58	$(0.04)	$13.65
2005 (3)	11.31	—	(0.22)	—	11.09
2005 (4)	9.43	—	1.88	—	11.31
2004 (4)	8.34	(0.05)	1.14	—	9.43
2003 (4)	6.85	—	1.49	—	8.34
2002 (4)	8.45	(0.06)	(1.54)	—	6.85
Class C
2006 (2)	$11.47	$0.02	$2.67	$(0.03)	$14.13
2005 (3)	11.70	—	(0.23)	—	11.47
2005 (4)	9.76	—	1.94	—	11.70
2004 (4)	8.63	(0.05)	1.18	—	9.76
2003 (4)	7.09	—	1.54	—	8.63
2002 (4)	8.75	(0.06)	(1.60)	—	7.09
Class R (5)
2006 (2)	$11.94	$0.05	$2.82	$—	$14.81
2005 (3)	12.17	(0.02)	(0.21)	—	11.94
2005 (4)	10.11	0.09	1.97	—	12.17
2004 (4)	8.98	(0.01)	1.19	(0.05)	10.11
2003 (4)	7.31	0.04	1.63	—	8.98
2002 (4)	8.96	0.01	(1.66)	—	7.31
Class Y
2006 (2)	$12.16	$0.16	$2.83	$(0.16)	$14.99
2005 (3)	12.39	0.01	(0.24)	—	12.16
2005 (4)	10.31	0.12	2.05	(0.09)	12.39
2004 (4)	9.10	0.06	1.23	(0.08)	10.31
2003 (4)	7.40	0.09	1.61	—	9.10
2002 (4)	9.03	0.03	(1.66)	—	7.40

(1)	Per share data calculated using average shares outstanding method.

(2)	For the period November 1, 2005 to October 31, 2006.

(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(7)	In 2003, 0.14% of Class R share’s and 0.13% of Class Y share’s total return was a result of the reimbursement by the adviser related to foreign currency principal trades between the International Fund and U.S. Bank. Excluding the reimbursement, total return for Class R and Class Y shares would have been 22.71% and 22.84%, respectively.
The accompanying notes are an integral part of the financial statements.
56      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

24.50%	$52,489	1.51%	0.89%	1.54%	0.86%	17%
(1.88)	48,439	1.51	0.58	1.55	0.54	—
20.80	48,851	1.56	0.77	1.61	0.72	74
13.91	44,851	1.60	0.31	1.64	0.27	77
22.65	39,251	1.60	0.77	1.65	0.72	82
(18.19)	37,232	1.60	0.04	1.66	(0.02)	72
23.50%	$7,172	2.26%	0.15%	2.29%	0.12%	17%
(1.95)	6,632	2.26	(0.17)	2.30	(0.21)	—
19.94	6,819	2.31	0.00	2.36	(0.05)	74
13.12	7,371	2.35	(0.48)	2.39	(0.52)	77
21.75	7,936	2.35	0.02	2.40	(0.03)	82
(18.94)	7,459	2.35	(0.68)	2.41	(0.74)	72
23.53%	$8,049	2.26%	0.16%	2.29%	0.13%	17%
(1.97)	7,520	2.26	(0.17)	2.30	(0.21)	—
19.88	7,915	2.31	(0.01)	2.36	(0.06)	74
13.14	8,542	2.35	(0.52)	2.39	(0.56)	77
21.72	10,439	2.35	(0.01)	2.40	(0.06)	82
(18.97)	11,027	2.35	(0.71)	2.41	(0.77)	72
24.04%	$1	1.76%	0.39%	1.91%	0.24%	17%
(1.89)	1	1.76	0.33	1.95	0.14	—
20.38	163	1.81	0.77	2.01	0.57	74
13.16	1	1.60	(0.11)	1.64	(0.15)	77
22.85 (7)	8,533	1.60	0.57	1.65	0.52	82
(18.42)	10,817	1.60	0.16	1.66	0.10	72
24.81%	$1,738,254	1.26%	1.16%	1.29%	1.13%	17%
(1.86)	1,516,510	1.26	0.83	1.30	0.79	—
21.12	1,523,057	1.31	1.07	1.36	1.02	74
14.13	1,145,409	1.35	0.59	1.39	0.55	77
22.97 (7)	991,027	1.35	1.08	1.40	1.03	82
(18.05)	540,495	1.35	0.36	1.41	0.30	72

First American Funds Annual Report 2006       57

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Small Cap Growth Opportunities Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 97.6%
Consumer Discretionary – 15.0%
Big 5 Sporting Goods (a)	37,569	$903
Citi Trends (a) (b)	97,997	3,846
Conn’s (a) (b)	251,199	6,034
Cosi (a) (b)	846,974	3,684
Guitar Center (a) (b)	68,367	2,965
New York & Company (b)	315,271	4,099
Nutri/ System (a) (b)	52,187	3,219
Oxford Industries (a)	62,870	3,318
P.F. Chang’s China Bistro (a) (b)	94,844	3,966
Ruth’s Chris Steak House (b)	263,047	5,180
Scientific Games, Class A (a) (b)	172,110	4,824
Texas Roadhouse, Class A (a) (b)	364,565	5,268
WMS Industries (a) (b)	65,670	2,320

		49,626

Energy – 7.7%
Arena Resources (a) (b)	112,844	4,031
Atwood Oceanics (a) (b)	37,819	1,747
Ember Resources (a) (b)	1,462,022	4,075
GMX Resources (a) (b)	45,068	1,771
Goodrich Petroleum (a) (b)	53,542	1,832
Lufkin Industries (a)	44,110	2,661
Oil States International (a) (b)	72,785	2,114
Parallel Petroleum (a) (b)	234,095	4,740
Superior Energy Services (b)	79,420	2,486

		25,457

Financials – 10.7%
Boston Private Financial Holdings (a)	172,335	4,763
First Mercury Financial (a) (b)	61,150	1,266
First Potomac Realty Trust – REIT	108,017	3,342
Nelnet (b)	138,549	4,079
Prosperity Bancshares (a)	94,930	3,293
Sunstone Hotel Investors (a)	113,102	3,332
SVB Financial (a) (b)	98,362	4,527
Triad Guaranty (b)	65,128	3,355
United Community Banks (a)	107,329	3,374
Waddell & Reed Financial, Class A (a)	169,077	4,311

		35,642

Healthcare – 18.9%
American Medical Systems (a) (b)	246,203	4,385
ArthroCare (a) (b)	97,348	3,934
BioMarin Pharmaceutical (b)	105,806	1,696
Durect (a) (b)	563,107	2,618
ev3 (a) (b)	267,539	4,586
Horizon Health (a) (b)	149,514	2,313
Human Genome Sciences (a) (b)	327,934	4,378
ICOS (a) (b)	92,389	2,931
Immucor (b)	75,987	2,092
Integra LifeSciences (a) (b)	105,858	3,909
Keryx Biopharmaceuticals (a) (b)	222,047	3,118
Kyphon (a) (b)	83,404	3,294
Myriad Genetics (a) (b)	117,209	3,152
Pediatrix Medical Group (b)	123,415	5,545
Salix Pharmaceuticals (a) (b)	306,321	4,083
Techne (b)	80,712	4,510
TriZetto Group (a) (b)	245,111	4,189
United Therapeutics (a) (b)	32,918	1,970

		62,703

Industrials – 14.9%
Advisory Board (a) (b)	63,546	3,509
AMETEK (a)	112,892	5,270
DRS Technologies (a)	105,182	4,651
ESCO Technologies (a) (b)	44,698	1,941
Forward Air (a)	103,516	3,361
Labor Ready (b)	201,492	3,528
McGrath Rentcorp (a)	90,788	2,452
Mobile Mini (a) (b)	96,425	3,102
Mueller Water Products, Class A (a) (b)	248,124	3,963
Navigant Consulting (a) (b)	178,671	3,182
RBC Bearings (a) (b)	176,353	4,793
Resources Connection (b)	167,699	4,853
WESCO International (a) (b)	76,868	5,017

		49,622

Information Technology (c) – 30.4%
aQuantive (a) (b)	189,980	5,164
ATMI (a) (b)	84,916	2,691
AudioCodes (a) (b)	242,061	2,682
Avocent (a) (b)	140,842	5,170
Cymer (a) (b)	82,310	3,813
Daktronics	184,168	4,367
Digitas (b)	403,952	4,266
Emulex (b)	456,579	8,584
Forrester Research (b)	78,978	2,482
Ixia (a) (b)	598,172	5,473
Kanbay International (a) (b)	231,393	6,572
Kronos (a) (b)	69,030	2,340
Lawson Software (b)	713,239	5,435
Micrel (b)	395,359	4,412
Microsemi (a) (b)	237,797	4,661
Orbotech (b)	187,904	4,538
PMC-Sierra (a) (b)	851,972	5,649
Quest Software (a) (b)	239,142	3,523
RADVision (b)	203,985	3,910
RightNow Technologies (a) (b)	257,590	4,255
Semtech (a) (b)	324,909	4,234
Silicon Motion Technology – ADR (a) (b)	216,784	3,332
Tridium, Class B, Escrow Shares (b) (d) (e)	278,500	71
Varian Semiconductor Equipment Associates (a) (b)	87,566	3,195
VideoPropulsion (b) (d) (e)	784,710	—

		100,819

Total Common Stocks
(Cost $305,154)		323,869

Warrants – 0.1%
Hollis-Eden Pharmaceuticals Warrants (d) (e)	70,545	130
Kuhlman Company Warrants (d) (e) (f)	281,680	—

Total Warrants
(Cost $434)		130

Short-Term Investment – 2.6%
First American Prime Obligations Fund, Class Z (g) (Cost $8,612)	8,612,435	8,612

Investments Purchased with Proceeds from Securities Lending (h) – 46.1%
(Cost $152,967)		152,967

Total Investments – 146.4%
(Cost $467,167)		485,578

Other Assets and Liabilities, Net – (46.4)%		(153,836)

Total Net Assets – 100.0%		$331,742

(a)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $147,157 at October 31, 2006. See note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
58      First American Funds Annual Report 2006

Small Cap Growth Opportunities Fund (concluded)

(b)	Non-income producing security.

(c)	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

(d)	Security considered illiquid or restricted. As of October 31, 2006, the market value of these investments was $201 or 0.1% of total net assets. See Note 2 in Notes to Financial Statements.

(e)	Security is fair valued. As of October 31, 2006, the fair value of these investments was $201 or 0.1% of total net assets. See Note 2 in Notes to Financial Statements.

(f)	A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings of that company represent 5% or more of the outstanding voting securities of the company. Transactions with companies that are or were affiliates during the fiscal year ended October 31, 2006 are as follows:

	Beginning	Purchase	Sales	Ending	Dividend
Issuer	Cost	Cost	Cost	Cost	Income	Value

Kuhlman Company	$—	$2,896	$2,896	$—	$—	$—
Kuhlman Company	—	112	112	—	—	—
Kuhlman Company Warrants	—	273	—	273	—	—

(g)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(h)	The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various money market funds and short-term, high quality debt obligations, such as repurchase agreements, commercial paper, and other corporate obligations. See note 2 in Notes to Financial Statements.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust
First American Funds Annual Report 2006       59

Schedule of  Investments October 31, 2006, all dollars rounded to thousands (000)

Small Cap Select Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 96.3%
Consumer Discretionary – 15.6%
Cheesecake Factory (a) (b)	141,328	$3,993
Children’s Place Retail Stores (a) (b)	169,112	11,870
Christopher & Banks	317,582	8,572
Cosi (a) (b)	1,351,761	5,880
GSI Commerce (a) (b)	474,176	8,549
Hibbett Sporting Goods (a) (b)	274,948	8,039
Interface, Class A (b)	661,427	9,624
McCormick & Schmick’s Seafood Restaurants (b)	159,529	4,194
Nautilus Group (a)	1,447,222	20,449
Nutri/ System (a) (b)	246,150	15,183
P.F. Chang’s China Bistro (a) (b)	122,392	5,118
RARE Hospitality International (a) (b)	146,726	4,623
Ruth’s Chris Steak House (b)	349,752	6,887
Scientific Games, Class A (a) (b)	474,802	13,309
Station Casinos (a)	78,446	4,730
Texas Roadhouse, Class A (b)	404,062	5,839
Tween Brands (a) (b)	209,223	8,750
WCI Communities (a) (b)	307,890	4,963
WMS Industries (a) (b)	122,113	4,314

		154,886

Consumer Staples – 3.5%
Central Garden & Pet (a) (b)	245,325	12,259
Reddy Ice Holdings	222,956	5,351
Reliv International (a)	533,350	5,333
USANA Health Sciences (a) (b)	260,742	11,713

		34,656

Energy – 5.4%
Arena Resources (a) (b)	94,883	3,389
Brigham Exploration (b)	965,172	7,519
Compton Petroleum (b)	676,044	7,176
Comstock Resources (a) (b)	318,535	8,887
Helix Energy Solutions Group (a) (b)	317,735	10,263
St. Mary Land & Exploration (a)	183,843	6,855
Western Refining (a)	244,040	5,750
W-H Energy Services (a) (b)	81,374	3,811

		53,650

Financials – 18.7%
Affiliated Managers Group (a) (b)	150,901	15,111
BioMed Realty Trust – REIT (a)	313,619	10,108
CoBiz (a)	128,038	2,894
Columbia Banking System (a)	164,994	5,227
Cullen/ Frost Bankers	252,983	13,702
Dime Community Bancshares	485,087	6,767
East West Bancorp (a)	321,535	11,739
First Financial Bankshares (a)	113,236	4,537
First Marblehead (a)	33,875	2,285
First Potomac Realty Trust – REIT (a)	343,930	10,641
First Republic Bank – California (a)	312,644	12,174
Independent Bank (a)	259,728	8,698
Investors Financial Services (a)	174,853	6,875
Kite Realty Group Trust – REIT	484,451	8,885
LaSalle Hotel Properties – REIT (a)	115,816	4,893
Maguire Properties – REIT (a)	98,911	4,229
Newcastle Investment – REIT (a)	231,731	6,876
NorthStar Realty Finance – REIT	364,528	5,523
Platinum Underwriters Holdings	399,068	11,916
SL Green Realty – REIT (a)	83,242	10,076
The South Financial Group	184,905	4,906
Thomas Weisel Partners Group (a) (b)	468,407	7,499
Umpqua Holdings (a)	264,473	7,469
Winston Hotels – REIT	182,933	2,214

		185,244

Healthcare – 13.9%
Caliper Life Sciences (b)	328,861	1,677
Curis (a) (b)	1,267,090	1,901
Dexcom (a) (b)	218,108	1,919
DJ Orthopedics (a) (b)	246,048	9,898
Healthways (a) (b)	150,950	6,393
Horizon Health (a) (b)	334,874	5,180
Human Genome Sciences (a) (b)	413,533	5,521
ICU Medical (a) (b)	228,329	9,647
Immucor (b)	248,327	6,836
ImmunoGen (a) (b)	731,871	2,920
K-V Pharmaceutical, Class A (b)	242,050	5,403
LCA-Vision (a)	247,992	8,712
Magellan Health Services (b)	316,024	13,791
Medarex (a) (b)	377,387	4,876
Merge Technologies (a) (b)	426,203	3,286
Neurocrine Biosciences (a) (b)	75,744	875
Pediatrix Medical Group (b)	433,040	19,456
Quidel (b)	120,348	1,868
Salix Pharmaceuticals (a) (b)	558,733	7,448
Senomyx (a) (b)	316,793	4,885
SonoSite (b)	97,502	2,779
SurModics (a) (b)	168,761	5,890
Vertex Pharmaceuticals (a) (b)	156,185	6,341

		137,502

Industrials – 15.1%
Acuity Brands (a)	102,410	5,073
AirTran Holdings (a) (b)	1,376,382	13,723
AMETEK (a)	320,981	14,983
CLARCOR (a)	111,763	3,641
CRA International (a) (b)	179,695	9,134
Energy Conversion Devices (a) (b)	84,569	3,111
ESCO Technologies (a) (b)	85,909	3,730
Forward Air	337,183	10,948
Kennametal	80,012	4,938
KVH Industries (b) (c)	76,901	840
Labor Ready (b)	698,993	12,239
Lennox International (a)	510,896	13,774
Manitowoc	151,073	8,291
NCI Building Systems (a) (b)	168,521	10,086
Power-One (a) (b)	1,305,853	8,932
Steelcase, Class A (a)	670,127	11,104
Timken (a)	182,444	5,483
WESCO International (b)	154,672	10,095

		150,125
Information Technology – 19.6%
Advanced Analogic Technologies (a) (b)	791,391	4,923
Aeroflex (b)	253,644	2,739
BISYS Group (b)	1,583,137	17,478
Cogent (a) (b)	467,671	5,378
Digital River (a) (b)	102,715	5,942
Digitas (a) (b)	1,066,594	11,263
Entegris (a) (b)	1,655,071	18,553
F5 Networks (b)	185,726	12,293
Harmonic (a) (b)	689,598	5,593
Hutchinson Technology (a) (b)	557,686	12,910
Hyperion Solutions (b)	346,970	12,977
Plexus (b)	177,644	3,894
PMC-Sierra (a) (b)	1,484,786	9,844
Progress Software (b)	270,942	7,800
Rackable Systems (a) (b)	188,664	5,851
The accompanying notes are an integral part of the financial statements.
60      First American Funds Annual Report 2006

Small Cap Select Fund (concluded)
DESCRIPTION	SHARES	VALUE

Silicon Image (b)	831,702	$9,839
Stellent	691,481	7,724
Stratasys (a) (b)	181,441	5,059
Stratex Networks (a) (b)	1,400,381	6,540
Tessera Technologies (a) (b)	263,940	9,214
TIBCO Software (a) (b)	874,061	8,085
Trident Microsystems (a) (b)	480,983	10,168

		194,067

Materials – 3.3%
Albemarle	192,859	12,541
Century Aluminum (a) (b)	139,310	5,422
Schnitzer Steel Industries, Class A (a)	227,288	7,946
Texas Industries (a)	117,808	7,316

		33,225

Telecommunication Services – 0.7%
General Communication, Class A (b)	523,630	6,865

Utilities – 0.5%
NSTAR (a)	130,827	4,552

Total Common Stocks
(Cost $853,090)		954,772

Short-Term Investment – 3.2%
First American Prime Obligations Fund, Class Z (d)
(Cost $31,319)	31,319,327	31,319

Investments Purchased with Proceeds from Securities Lending (e) – 40.5%
(Cost $401,159)		401,159

Total Investments – 140.0%
(Cost $1,285,568)		1,387,250

Other Assets and Liabilities, Net – (40.0)%		(396,137)

Total Net Assets – 100.0%		$991,113

(a)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $384,336 at October 31, 2006. See note 2 in Notes to Financial Statements.

(b)	Non-income producing security.

(c)	A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings of that company represent 5% or more of the outstanding voting securities of the company. Transactions with companies that are or were affiliates during the fiscal year ended October 31, 2006 are as follows:

	Beginning	Purchase	Sales	Ending	Dividend
Issuer	Cost	Cost	Cost	Cost	Income	Value

KVH Industries	$8,072	$264	$7,628	$708	$—	$840

(d)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(e)	The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various money market funds and short-term, high quality debt obligations, such as repurchase agreements, commercial paper, and other corporate obligations. See note 2 in Notes to Financial Statements.
REIT – Real Estate Investment Trust
First American Funds Annual Report 2006       61

Schedule of  Investments October 31, 2006, all dollars rounded to thousands (000)

Small Cap Value Fund
	SHARES
DESCRIPTION		VALUE

Common Stocks – 96.9%
Consumer Discretionary – 13.8%
Aeropostale (a) (b)	191,995	$5,627
Ameristar Casinos (a)	176,435	4,342
Belo, Class A (a)	231,446	4,055
Callaway Golf (a)	283,221	3,804
Dominos Pizza (a)	159,484	4,335
Ethan Allen Interiors (a)	115,652	4,120
Interface, Class A (a) (b)	441,911	6,430
Men’s Wearhouse (a)	127,653	5,087
Nautilus Group (a)	385,358	5,445
P.F. Chang’s China Bistro (a) (b)	58,738	2,456
Polaris Industries (a)	58,902	2,522
Select Comfort (a) (b)	249,440	5,333
Wolverine World Wide (a)	190,064	5,390

		58,946

Consumer Staples – 2.0%
Nu Skin Enterprises, Class A	233,552	4,466
Ralcorp Holdings (a) (b)	81,566	4,033

		8,499

Energy – 4.9%
Brigham Exploration (b)	503,537	3,923
Cimarex Energy (a)	113,613	4,092
Global Industries (b)	185,356	3,077
Penn Virginia (a)	36,906	2,641
Swift Energy (a) (b)	90,459	4,226
Whiting Petroleum (a) (b)	67,248	3,000

		20,959

Financials (c) – 32.2%
Alabama National BanCorporation (a)	68,384	4,640
BioMed Realty Trust – REIT (a)	136,245	4,391
Boston Private Financial Holdings (a)	77,047	2,130
Capitol Bancorp	114,062	5,352
CBL & Associates Properties – REIT (a)	103,370	4,520
Citizens Banking (a)	176,374	4,580
Delphi Financial Group, Class A (a)	136,095	5,342
First Midwest Bancorp (a)	145,969	5,551
First Niagara Financial Group (a)	209,276	2,997
First Potomac Realty Trust – REIT	154,830	4,790
First Republic Bank – California (a)	102,447	3,989
FPIC Insurance Group (a) (b)	106,683	3,813
Frontier Financial (a)	187,098	5,428
Home Bancshares (a)	74,112	1,635
Independent Bank (a)	146,220	4,897
Knight Capital Group, Class A (b)	139,509	2,602
LaSalle Hotel Properties – REIT	47,586	2,010
Mercantile Bank	106,716	4,233
Mid-America Apartment Communities – REIT (a)	56,049	3,567
Newcastle Investment – REIT	206,986	6,141
Ohio Casualty (a)	154,354	4,234
PFF Bancorp	153,196	4,751
Platinum Underwriters Holdings	125,700	3,753
Provident Bankshares (a)	130,740	4,725
PS Business Parks – REIT	58,661	3,863
Reckson Associates Realty – REIT	72,320	3,191
Redwood Trust – REIT (a)	94,730	5,207
Selective Insurance Group (a)	94,149	5,202
Sterling Bancshares	179,724	3,291
Strategic Hotels & Resorts – REIT (a)	202,865	4,315
Triad Guaranty (a) (b)	71,068	3,661
Waddell & Reed Financial, Class A (a)	209,958	5,354
Windrose Medical Properties Trust – REIT	175,568	3,276

		137,431

Healthcare – 7.1%
CNS	126,839	4,700
Horizon Health (a) (b)	134,244	2,077
Perrigo (a)	330,090	5,905
Sciele Pharma (b)	98,367	2,145
Sierra Health Services (b)	120,294	4,119
STERIS	191,590	4,669
Tanox (a) (b)	105,012	1,410
Varian (b)	116,740	5,474

		30,499

Industrials – 12.9%
Acuity Brands (a)	94,110	4,662
AMETEK	105,541	4,927
Arkansas Best (a)	54,992	2,253
Armor Holdings (a) (b)	75,951	3,908
Brady, Class A (a)	101,350	3,750
Crane	105,351	4,102
ESCO Technologies (a) (b)	69,287	3,008
Forward Air	67,620	2,196
Labor Ready (b)	182,165	3,190
Moog, Class A (b)	127,627	4,760
Nordson	56,523	2,603
Regal-Beloit (a)	108,733	5,377
Trinity Industries (a)	74,145	2,674
URS (b)	100,240	4,051
WESCO International (b)	53,011	3,460

		54,921

Information Technology – 13.1%
Altiris (b)	97,456	2,194
AMIS Holdings (b)	107,982	1,036
BISYS Group (b)	525,892	5,806
Emulex (b)	219,964	4,135
Entegris (a) (b)	299,546	3,358
Hutchinson Technology (a) (b)	229,466	5,312
Hypercom (a) (b)	341,489	2,216
NETGEAR (a) (b)	139,582	3,741
Palm (a) (b)	201,651	3,095
Plantronics (a)	113,663	2,399
Polycom (a) (b)	79,396	2,176
Progress Software (b)	117,197	3,374
Rudolph Technologies (a) (b)	120,894	2,135
Silicon Image (b)	413,531	4,892
Skyworks Solutions (b)	373,443	2,476
TIBCO Software (b)	303,485	2,807
Transaction Systems Architects (b)	58,369	1,968
United Online (a)	223,143	3,017

		56,137

Materials – 5.5%
Albemarle	60,656	3,945
Arch Chemicals (a)	102,091	3,416
Commercial Metals	179,231	4,769
Hercules (a) (b)	121,890	2,218
Steel Dynamics (a)	60,195	3,618
Texas Industries (a)	91,476	5,681

		23,647
Telecommunication Services – 0.9%
Cincinnati Bell (b)	795,476	3,731

The accompanying notes are an integral part of the financial statements.
62      First American Funds Annual Report 2006

Small Cap Value Fund (concluded)
DESCRIPTION	SHARES	VALUE

Utilities – 4.5%
Black Hills (a)	146,615	$5,060
El Paso Electric (b)	234,154	5,470
Northwest Natural Gas	56,625	2,343
South Jersey Industries	68,968	2,133
Westar Energy (a)	169,288	4,286

		19,292

Total Common Stocks
(Cost $353,960)		414,062

Short-Term Investment – 4.4%
First American Prime Obligations Fund, Class Z (d)
(Cost $18,983)	18,982,993	18,983

Investments Purchased with Proceeds from Securities Lending (e) – 35.8%
(Cost $152,800)		152,800

Total Investments – 137.1%
(Cost $525,743)		585,845

Other Assets and Liabilities, Net – (37.1)%		(158,666)

Total Net Assets – 100.0%		$427,179

(a)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $147,057 at October 31, 2006. See note 2 in Notes to Financial Statements.

(b)	Non-income producing security.

(c)	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

(d)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(e)	The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various money market funds and short-term, high quality debt obligations, such as repurchase agreements, commercial paper, and other corporate obligations. See note 2 in Notes to Financial Statements.
REIT – Real Estate Investment Trust
First American Funds Annual Report 2006       63

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Small-Mid Cap Core Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.5%
Consumer Discretionary – 16.9%
Autoliv	24,181	$1,375
BorgWarner (a)	17,924	1,031
Christopher & Banks	42,225	1,140
Circuit City Stores (a)	29,544	797
Coldwater Creek (a) (b)	58,753	1,791
Darden Restaurants	26,569	1,113
Dollar Tree Stores (a) (b)	58,979	1,834
Ethan Allen Interiors (a)	29,353	1,046
Interface, Class A (b)	136,628	1,988
Newell Rubbermaid	17,434	502
Nutri/ System (a) (b)	35,900	2,214
Polaris Industries (a)	16,730	716
Stanley Works	20,115	958
WMS Industries (b)	44,654	1,578

		18,083

Consumer Staples – 2.2%
Corn Products International	29,596	1,071
USANA Health Sciences (b)	28,889	1,298

		2,369

Energy – 6.2%
Brigham Exploration (b)	72,977	568
Cimarex Energy	26,655	960
Global Industries (a) (b)	52,017	863
Hydril (a) (b)	18,430	1,107
Lufkin Industries (a)	14,626	883
Newfield Exploration (b)	35,200	1,436
St. Mary Land & Exploration (a)	23,641	882

		6,699

Financials – 21.1%
Ambac Financial Group	6,670	557
Astoria Financial (a)	33,421	970
CBL & Associates Properties – REIT (a)	15,624	683
CIT Group	26,749	1,392
Citizens Banking (a)	23,772	617
City National	19,673	1,310
Cullen/ Frost Bankers	32,190	1,743
Frontier Financial (a)	19,815	575
LaSalle Hotel Properties – REIT (a)	32,297	1,365
Maguire Properties – REIT	16,005	684
MGIC Investment (a)	17,080	1,004
Newcastle Investment – REIT	64,080	1,901
Ohio Casualty (a)	40,431	1,109
PMI Group (a)	39,363	1,679
Redwood Trust – REIT (a)	27,052	1,487
Selective Insurance Group (a)	11,860	655
SL Green Realty – REIT (a)	7,453	902
Triad Guaranty (b)	24,080	1,240
Umpqua Holdings	30,534	862
W.R. Berkley	51,748	1,908

		22,643

Healthcare – 10.4%
Coventry Health Care (b)	22,843	1,072
Endo Pharmaceuticals (b)	45,919	1,310
Healthways (b)	11,425	484
ICU Medical (a) (b)	19,956	843
Immucor (b)	70,615	1,944
Kyphon (a) (b)	41,513	1,640
LCA-Vision (a)	25,247	887
Pediatrix Medical Group (b)	44,279	1,989
SurModics (a) (b)	27,164	948

		11,117

Industrials – 16.6%
AMETEK	37,008	1,728
Armor Holdings (a) (b)	28,372	1,460
Dun & Bradstreet (a) (b)	22,580	1,744
ESCO Technologies (a) (b)	20,390	885
Joy Global	28,540	1,116
L-3 Communications Holdings	13,739	1,106
Labor Ready (b)	111,426	1,951
Lennox International	23,738	640
MSC Industrial Direct, Class A	14,613	598
Navigant Consulting (a) (b)	49,580	883
Republic Services	43,596	1,788
Steelcase, Class A (a)	52,126	864
Toro (a)	45,040	1,944
WESCO International (b)	17,094	1,116

		17,823

Information Technology – 16.7%
Amphenol, Class A	12,486	848
Autodesk (b)	25,077	922
BISYS Group (b)	60,966	673
Digitas (b)	119,223	1,259
Emulex (b)	144,905	2,724
Entegris (a) (b)	99,859	1,119
Fairchild Semiconductor International (b)	33,880	546
Harris	12,384	528
Hyperion Solutions (b)	33,495	1,253
Ixia (b)	53,280	487
MEMC Electronic Materials (b)	29,185	1,036
Micrel (b)	120,795	1,348
National Semiconductor (a)	26,916	654
Polycom (a) (b)	60,621	1,661
Sybase (b)	29,742	724
TIBCO Software (b)	101,496	939
United Online	88,012	1,190

		17,911

Materials – 5.7%
Albemarle	26,675	1,735
Commercial Metals	72,901	1,940
Packaging Corporation of America	25,100	576
Steel Dynamics (a)	20,191	1,214
Texas Industries (a)	11,069	687

		6,152
Telecommunication Services – 0.7%
CenturyTel (a)	18,583	748

Utilities – 3.0%
NSTAR (a)	25,286	879
Westar Energy (a)	47,900	1,213
Wisconsin Energy	25,425	1,168

		3,260

Total Common Stocks
(Cost $99,051)		106,805

The accompanying notes are an integral part of the financial statements.
64      First American Funds Annual Report 2006

Small-Mid Cap Core Fund (concluded)
DESCRIPTION	SHARES	VALUE

Short-Term Investment – 0.4%
First American Prime Obligations Fund, Class Z (c)
(Cost $405)	404,972	$405

Investments Purchased with Proceeds from Securities Lending (d) – 31.1%
(Cost $33,398)		33,398

Total Investments – 131.0%
(Cost $132,854)		140,608

Other Assets and Liabilities, Net – (31.0)%		(33,306)

Total Net Assets – 100.0%		$107,302

(a)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $32,240 at October 31, 2006. See note 2 in Notes to Financial Statements.

(b)	Non-income producing security.

(c)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(d)	The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various money market funds and short-term, high quality debt obligations, such as repurchase agreements, commercial paper, and other corporate obligations. See note 2 in Notes to Financial Statements.
REIT – Real Estate Investment Trust
First American Funds Annual Report 2006       65

Statements of  Assets and Liabilities October 31, 2006, all dollars and shares are rounded to thousands (000), except for per share data

	Small Cap
	Growth
	Opportunities	Small Cap	Small Cap	Small-Mid Cap
	Fund	Select Fund	Value Fund	Core Fund

Investments in unaffiliated securities, at cost	$305,588	$853,090	$353,960	$99,051
Investments in affiliated money market fund, at cost	8,612	31,319	18,983	405
Investments purchased with proceeds from securities lending, at cost (note 2)	152,967	401,159	152,800	33,398

ASSETS:
Investments in unaffiliated securities, at value* (note 2)	$323,999	$954,772	$414,062	$106,805
Investments in affiliated money market fund, at value (note 2)	8,612	31,319	18,983	405
Investments purchased with proceeds from securities lending (note 2)	152,967	401,159	152,800	33,398
Cash	—	—	—	3
Receivable for dividends and interest	156	578	345	47
Receivable for investment securities sold	5,359	23,677	—	4,860
Receivable for capital shares sold	408	1,759	312	124
Prepaid expenses and other assets	40	40	38	29

Total assets	491,541	1,413,304	586,540	145,671

LIABILITIES:
Payable for capital shares redeemed	538	2,053	431	136
Payable upon return of securities loaned (note 2)	152,967	401,159	152,800	33,398
Payable for investment securities purchased	5,915	18,101	5,724	4,715
Payable to affiliates (note 3)	322	776	359	86
Payable for distribution and shareholder servicing fees	37	67	23	17
Accrued expenses and other liabilities	20	35	24	17

Total liabilities	159,799	422,191	159,361	38,369

Net assets	$331,742	$991,113	$427,179	$107,302

COMPOSITION OF NET ASSETS:
Portfolio capital	$299,150	$790,790	$304,509	$550,482
Undistributed net investment income	—	—	—	93
Accumulated net realized gain (loss) on investments	14,181	98,641	62,568	(451,027)
Net unrealized appreciation of investments	18,411	101,682	60,102	7,754

Net assets	$331,742	$991,113	$427,179	$107,302

* Including securities loaned, at value	$147,157	$384,336	$147,057	$32,240

Class A:
Net assets	$138,786	$222,293	$57,922	$26,190
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	6,774	14,699	3,767	2,738
Net asset value and redemption price per share	$20.49	$15.12	$15.38	$9.57
Maximum offering price per share (1)	$21.68	$16.00	$16.28	$10.13
Class B:
Net assets	$6,540	$15,077	$7,855	$8,689
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	349	1,171	564	1,042
Net asset value, offering price, and redemption price per share (2)	$18.76	$12.88	$13.93	$8.34
Class C:
Net assets	$2,664	$18,794	$4,405	$4,986
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	136	1,309	311	549
Net asset value, offering price and redemption price per share (2)	$19.53	$14.36	$14.17	$9.09
Class R(3):
Net assets	$1,323	$2,697	$1,849	$—
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	65	180	121	—
Net asset value, offering price, and redemption price per share	$20.39	$14.98	$15.24	$—
Class Y:
Net assets	$182,429	$732,252	$355,148	$67,437
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	8,422	45,599	22,602	6,776
Net asset value, offering price, and redemption price per share	$21.66	$16.06	$15.71	$9.95

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%
(2)	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.
(3)	Class R is not offered by the Small-Mid Cap Core Fund.
The accompanying notes are an integral part of the financial statements.
66      First American Funds Annual Report 2006

Statements of  Operations For the year ended October 31, 2006, all dollars are rounded to thousands (000)

	Small Cap
	Growth
	Opportunities	Small Cap	Small Cap	Small-Mid Cap
	Fund	Select Fund	Value Fund	Core Fund

INVESTMENT INCOME:
Dividends from affiliated money market fund	$438	$1,189	$363	$69
Dividends from unaffiliated securities	1,175	5,125	5,587	1,332
Less: Foreign taxes withheld	—	(6)	—	—
Securities lending income	265	1,053	223	49

Total investment income	1,878	7,361	6,173	1,450

EXPENSES (note 3):
Investment advisory fees	3,163	6,102	2,925	674
Administration fees	513	1,408	679	170
Transfer agent fees	350	884	441	184
Custodian fees	16	49	22	6
Professional fees	35	34	35	18
Registration fees	63	66	59	57
Postage and printing fees	26	57	28	25
Directors’ fees	17	23	18	14
Other expenses	22	24	23	20
Distribution and shareholder servicing fees – Class A	234	332	131	64
Distribution and shareholder servicing fees – Class B	78	144	85	94
Distribution and shareholder servicing fees – Class C	29	157	45	44
Distribution and shareholder servicing fees – Class R (1)	2	9	5	—

Total expenses	4,548	9,289	4,496	1,370

Less: Fee waivers (note 3)	(332)	(2)	(1)	(68)
Less: Indirect payments from custodian (note 3)	(6)	(14)	(2)	(1)

Total net expenses	4,210	9,273	4,493	1,301

Investment income (loss) – net	(2,332)	(1,912)	1,680	149

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS – NET (note 5):
Net realized gain (loss) on affiliated investments	(2,847)	684	—	—
Net realized gain on unaffiliated investments	20,657	152,452	77,955	4,374
Net realized loss on in-kind redemption (note 9)	(247)	—	—	—
Net change in unrealized appreciation or depreciation of investments	16,707	23,065	(534)	10,366

Net gain on investments	34,270	176,201	77,421	14,740

Net increase in net assets resulting from operations	$31,938	$174,289	$79,101	$14,889

(1)	Class R is not offered by the Small-Mid Cap Core Fund.
First American Funds Annual Report 2006       67

Statements of  Changes in Net Assets all dollars are rounded to thousands (000)

	Small Cap Growth
	Opportunities Fund

		One-Month
		Fiscal
	Year Ended	Period Ended	Year Ended
	10/31/06	10/31/05	9/30/05

OPERATIONS:
Investment income (loss) – net	$(2,332)	$(263)	$(4,004)
Net realized gain (loss) on affiliated investments	(2,847)	—	—
Net realized gain on unaffiliated investments	20,657	946	70,779
Net realized loss on in-kind redemption	(247)	—	—
Net change in unrealized appreciation or depreciation of investments	16,707	(13,513)	3,567

Net increase (decrease) in net assets resulting from operations	31,938	(12,830)	70,342

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	—	—	—
Class B	—	—	—
Class C	—	—	—
Class R	—	—	—
Class Y	—	—	—
Net realized gain on investments:
Class A	(15,190)	—	(12,315)
Class B	(1,681)	—	(1,255)
Class C	(580)	—	(577)
Class R	(1)	—	—
Class Y	(38,069)	—	(25,220)

Total distributions	(55,521)	—	(39,367)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	80,056	922	17,883
Reinvestment of distributions	14,824	—	11,923
Payments for redemptions	(32,674)	(3,649)	(54,396)

Increase (decrease) in net assets from Class A transactions	62,206	(2,727)	(24,590)

Class B:
Proceeds from sales	523	11	590
Reinvestment of distributions	1,555	—	1,157
Payments for redemptions (note 3)	(2,849)	(141)	(2,716)

Increase (decrease) in net assets from Class B transactions	(771)	(130)	(969)

Class C:
Proceeds from sales	999	25	501
Reinvestment of distributions	576	—	561
Payments for redemptions (note 3)	(1,520)	(86)	(2,841)

Increase (decrease) in net assets from Class C transactions	55	(61)	(1,779)

Class R(1):
Proceeds from sales	1,386	—	17
Reinvestment of distributions	1	—	—
Payments for redemptions	(76)	—	(15)

Increase in net assets from Class R transactions	1,311	—	2

Class Y:
Proceeds from sales	40,576	3,340	38,132
Reinvestment of distributions	29,517	—	18,850
Payments for redemptions	(77,933)	(4,484)	(82,561)

Increase (decrease) in net assets from Class Y transactions	(7,840)	(1,144)	(25,579)

Increase (decrease) in net assets from capital share transactions	54,961	(4,062)	(52,915)

Total increase (decrease) in net assets	31,378	(16,892)	(21,940)
Net assets at beginning of period	300,364	317,256	339,196

Net assets at end of period	$331,742	$300,364	$317,256

Undistributed (distributions in excess of) net investment income at end of period	$—	$(1)	$(1)

(1)	Class R is not offered by the Small-Mid Cap Core Fund.
The accompanying notes are an integral part of the financial statements.
68      First American Funds Annual Report 2006

Small Cap			Small Cap			Small-Mid Cap
Select Fund			Value Fund			Core Fund

	One-Month			One-Month			One-Month
	Fiscal Period			Fiscal Period			Fiscal Period
Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05

$(1,912)	$(506)	$(2,926)	$1,680	$335	$1,636	$149	$(52)	$(737)
684	(305)	—	—	—	—	—	—	—
152,452	10,689	184,051	77,955	7,871	94,694	4,374	3,985	8,526
—	—	—	—	—	—	—	—	—
23,065	(36,382)	(17,021)	(534)	(19,471)	(28,747)	10,366	(6,380)	2,726

174,289	(26,504)	164,104	79,101	(11,265)	67,583	14,889	(2,447)	10,515

—	—	—	(145)	—	(177)	—	—	—
—	—	—	—	—	(23)	—	—	—
—	—	—	—	—	(11)	—	—	—
—	—	—	(2)	—	—	—	—	—
—	—	—	(1,819)	—	(1,626)	—	—	—
(21,746)	—	(19,383)	(10,660)	—	(6,876)	—	—	—
(3,108)	—	(2,778)	(2,162)	—	(1,565)	—	—	—
(2,833)	—	(2,801)	(1,094)	—	(747)	—	—	—
(130,679)	—	(5)	(75,707)	—	—	—	—	—
(82)	—	(133,034)	(19)	—	(55,117)	—	—	—

(158,448)	—	(158,001)	(91,608)	—	(66,142)	—	—	—

133,764	2,296	24,096	12,626	547	8,656	11,715	784	5,250
21,190	—	18,716	10,483	—	6,859	—	—	—
(40,923)	(1,656)	(32,858)	(10,454)	(928)	(10,711)	(11,925)	(676)	(12,848)

114,031	640	9,954	12,655	(381)	4,804	(210)	108	(7,598)

2,081	32	1,593	422	31	872	416	22	454
2,956	—	2,700	2,072	—	1,539	—	—	—
(3,022)	(202)	(2,957)	(2,975)	(193)	(2,854)	(3,430)	(290)	(4,645)

2,015	(170)	1,336	(481)	(162)	(443)	(3,014)	(268)	(4,191)

7,783	189	3,374	825	28	942	2,029	50	405
2,746	—	2,745	1,069	—	745	—	—	—
(5,254)	(690)	(5,249)	(1,809)	(114)	(1,441)	(2,015)	(128)	(2,541)

5,275	(501)	870	85	(86)	246	14	(78)	(2,136)

2,537	119	337	1,900	—	3	—	—	—
82	—	5	22	—	—	—	—	—
(352)	(90)	(57)	(196)	—	—	—	—	—

2,267	29	285	1,726	—	3	—	—	—

129,554	3,703	102,349	50,760	2,852	63,025	49,629	1,168	17,409
103,456	—	98,881	66,461	—	48,592	—	—	—
(195,174)	(14,868)	(263,925)	(99,660)	(8,344)	(117,619)	(22,033)	(2,179)	(32,835)

37,836	(11,165)	(62,695)	17,561	(5,492)	(6,002)	27,596	(1,011)	(15,426)

161,424	(11,167)	(50,250)	31,546	(6,121)	(1,392)	24,386	(1,249)	(29,351)

177,265	(37,671)	(44,147)	19,039	(17,386)	49	39,275	(3,696)	(18,836)
813,848	851,519	895,666	408,140	425,526	425,477	68,027	71,723	90,559

$991,113	$813,848	$851,519	$427,179	$408,140	$425,526	$107,302	$68,027	$71,723

$—	$(1)	$(1)	$—	$335	$—	$93	$—	$—

First American Funds Annual Report 2006       69

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from	Value
	Beginning	Investment	(Losses) on	Realized	Return of	End of
	of Period	Loss	Investments	Gains	Capital	Period

Small Cap Growth Opportunities Fund
Class A
2006 (1)(2)	$22.79	$(0.18)	$2.37	$(4.49)	$—	$20.49
2005 (2)(3)	23.75	(0.02)	(0.94)	—	—	22.79
2005 (2)(4)	21.74	(0.32)	5.28	(2.95)	—	23.75
2004 (2)(4)	21.95	(0.35)	0.27	(0.13)	—	21.74
2003 (2)(4)	13.86	(0.28)	8.37	—	—	21.95
2002 (4)	16.89	(0.26)	(2.74)	—	(0.03)	13.86
Class B
2006 (1)(2)	$21.36	$(0.31)	$2.20	$(4.49)	$—	$18.76
2005 (2)(3)	22.27	(0.03)	(0.88)	—	—	21.36
2005 (2)(4)	20.69	(0.45)	4.98	(2.95)	—	22.27
2004 (2)(4)	21.05	(0.50)	0.27	(0.13)	—	20.69
2003 (2)(4)	13.39	(0.40)	8.06	—	—	21.05
2002 (4)	16.44	(0.39)	(2.63)	—	(0.03)	13.39
Class C
2006 (1)(2)	$22.05	$(0.32)	$2.29	$(4.49)	$—	$19.53
2005 (2)(3)	23.00	(0.04)	(0.91)	—	—	22.05
2005 (2)(4)	21.28	(0.48)	5.15	(2.95)	—	23.00
2004 (2)(4)	21.65	(0.49)	0.25	(0.13)	—	21.28
2003 (2)(4)	13.77	(0.43)	8.31	—	—	21.65
2002 (4)	16.90	(0.19)	(2.91)	—	(0.03)	13.77
Class R (5)
2006 (1)(2)	$22.75	$(0.23)	$2.36	$(4.49)	$—	$20.39
2005 (2)(3)	23.72	(0.03)	(0.94)	—	—	22.75
2005 (2)(4)	21.74	(0.48)	5.41	(2.95)	—	23.72
2004 (2)(4)	21.95	(0.42)	0.34	(0.13)	—	21.74
2003 (2)(4)	13.86	(0.28)	8.37	—	—	21.95
2002 (4)	16.89	(0.26)	(2.74)	—	(0.03)	13.86
Class Y
2006 (1)(2)	$23.81	$(0.13)	$2.47	$(4.49)	$—	$21.66
2005 (2)(3)	24.81	(0.02)	(0.98)	—	—	23.81
2005 (2)(4)	22.55	(0.27)	5.48	(2.95)	—	24.81
2004 (2)(4)	22.70	(0.32)	0.30	(0.13)	—	22.55
2003 (2)(4)	14.30	(0.25)	8.65	—	—	22.70
2002 (4)	17.38	(0.25)	(2.80)	—	(0.03)	14.30

(1)	For the period November 1 to October 31 in the year indicated.

(2)	Per share data calculated using average shares outstanding method.

(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
70      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Loss to
		Ratio of	Investment	Average	Average Net
	Net Assets	Expenses to	Loss	Net Assets	Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

9.91%	$138,786	1.47%	(0.88)%	1.58%	(0.99)%	209%
(4.04)	78,357	1.47	(1.17)	1.56	(1.26)	14
24.21	84,567	1.82	(1.42)	1.87	(1.47)	190
(0.39)	101,031	1.93	(1.42)	1.96	(1.45)	178
58.37	81,999	1.93	(1.63)	1.97	(1.67)	137
(17.84)	44,834	1.93	(1.53)	1.97	(1.57)	123
9.03%	$6,540	2.22%	(1.62)%	2.33%	(1.73)%	209%
(4.09)	8,271	2.22	(1.93)	2.31	(2.02)	14
23.27	8,760	2.57	(2.16)	2.62	(2.21)	190
(1.13)	9,063	2.68	(2.16)	2.71	(2.19)	178
57.21	6,441	2.68	(2.38)	2.72	(2.42)	137
(18.45)	3,779	2.68	(2.28)	2.72	(2.32)	123
9.11%	$2,664	2.22%	(1.63)%	2.33%	(1.74)%	209%
(4.13)	2,962	2.22	(1.93)	2.31	(2.02)	14
23.28	3,152	2.57	(2.20)	2.62	(2.25)	190
(1.14)	4,669	2.68	(2.07)	2.71	(2.10)	178
57.23	1,529	2.68	(2.38)	2.72	(2.42)	137
(18.42)	260	2.68	(2.31)	2.72	(2.35)	123
9.62%	$1,323	1.72%	(1.16)%	1.95%	(1.39)%	209%
(4.09)	5	1.72	(1.43)	1.96	(1.67)	14
24.06	5	2.07	(2.14)	2.27	(2.34)	190
(0.39)	1	1.93	(1.67)	1.96	(1.70)	178
58.37	3,694	1.93	(1.62)	1.97	(1.66)	137
(17.84)	2,027	1.93	(1.53)	1.97	(1.57)	123
10.16%	$182,429	1.22%	(0.63)%	1.33%	(0.74)%	209%
(4.03)	210,769	1.22	(0.92)	1.31	(1.01)	14
24.47	220,772	1.57	(1.15)	1.62	(1.20)	190
(0.11)	224,432	1.68	(1.25)	1.71	(1.28)	178
58.74	382,389	1.68	(1.38)	1.72	(1.42)	137
(17.62)	208,439	1.68	(1.28)	1.72	(1.32)	123

First American Funds Annual Report 2006       71

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Net Asset
	Value	Net	Gains	from Net	Value
	Beginning	Investment	(Losses) on	Realized	End of
	of Period	Loss	Investments	Gains	Period

Small Cap Select Fund (1)
Class A
2006 (2)	$15.33	$(0.05)	$3.05	$(3.21)	$15.12
2005 (3)	15.82	(0.01)	(0.48)	—	15.33
2005 (4)	15.95	(0.08)	3.10	(3.15)	15.82
2004 (4)	14.52	(0.12)	2.60	(1.05)	15.95
2003 (4)	10.68	(0.09)	3.93	—	14.52
2002 (4)	11.97	(0.10)	(0.30)	(0.89)	10.68
Class B
2006 (2)	$13.58	$(0.13)	$2.64	$(3.21)	$12.88
2005 (3)	14.02	(0.02)	(0.42)	—	13.58
2005 (4)	14.56	(0.17)	2.78	(3.15)	14.02
2004 (4)	13.42	(0.22)	2.41	(1.05)	14.56
2003 (4)	9.95	(0.17)	3.64	—	13.42
2002 (4)	11.28	(0.19)	(0.25)	(0.89)	9.95
Class C
2006 (2)	$14.79	$(0.16)	$2.94	$(3.21)	$14.36
2005 (3)	15.28	(0.02)	(0.47)	—	14.79
2005 (4)	15.60	(0.19)	3.02	(3.15)	15.28
2004 (4)	14.32	(0.24)	2.57	(1.05)	15.60
2003 (4)	10.62	(0.18)	3.88	—	14.32
2002 (4)	11.97	(0.20)	(0.26)	(0.89)	10.62
Class R (5)
2006 (2)	$15.24	$(0.09)	$3.04	$(3.21)	$14.98
2005 (3)	15.73	(0.01)	(0.48)	—	15.24
2005 (4)	15.91	(0.08)	3.05	(3.15)	15.73
2004 (4)	14.49	(0.13)	2.60	(1.05)	15.91
2003 (4)	10.66	(0.09)	3.92	—	14.49
2002 (4)	11.94	(0.10)	(0.29)	(0.89)	10.66
Class Y
2006 (2)	$16.06	$(0.01)	$3.22	$(3.21)	$16.06
2005 (3)	16.57	(0.01)	(0.50)	—	16.06
2005 (4)	16.54	(0.04)	3.22	(3.15)	16.57
2004 (4)	14.98	(0.09)	2.70	(1.05)	16.54
2003 (4)	11.00	(0.06)	4.04	—	14.98
2002 (4)	12.26	(0.07)	(0.30)	(0.89)	11.00

(1)	Per share data calculated using average shares outstanding method.

(2)	For the period November 1 to October 31 in the year indicated.

(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
72      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Loss
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Loss	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

22.46%	$222,293	1.24%	(0.38)%	1.24%	(0.38)%	111%
(3.10)	104,568	1.25	(0.92)	1.25	(0.92)	14
20.46	107,270	1.22	(0.53)	1.25	(0.56)	122
17.64	97,775	1.21	(0.76)	1.24	(0.79)	116
35.96	73,445	1.21	(0.73)	1.25	(0.77)	145
(4.56)	33,586	1.21	(0.81)	1.25	(0.85)	171
21.59%	$15,077	1.99%	(1.14)%	1.99%	(1.14)%	111%
(3.14)	13,406	2.00	(1.67)	2.00	(1.67)	14
19.45	14,023	1.97	(1.28)	2.00	(1.31)	122
16.88	13,050	1.96	(1.51)	1.99	(1.54)	116
34.88	11,541	1.96	(1.48)	2.00	(1.52)	145
(5.23)	4,613	1.96	(1.56)	2.00	(1.60)	171
21.64%	$18,794	1.99%	(1.14)%	1.99%	(1.14)%	111%
(3.21)	13,453	2.00	(1.67)	2.00	(1.67)	14
19.58	14,418	1.97	(1.28)	2.00	(1.31)	122
16.79	13,841	1.96	(1.50)	1.99	(1.53)	116
34.84	11,128	1.96	(1.47)	2.00	(1.51)	145
(5.09)	3,096	1.96	(1.61)	2.02	(1.67)	171
22.23%	$2,697	1.49%	(0.59)%	1.62%	(0.72)%	111%
(3.11)	333	1.50	(1.14)	1.65	(1.29)	14
20.16	312	1.47	(0.53)	1.65	(0.71)	122
17.60	19	1.21	(0.81)	1.24	(0.84)	116
35.93	11,627	1.21	(0.75)	1.25	(0.79)	145
(4.48)	7,640	1.21	(0.80)	1.25	(0.84)	171
22.81%	$732,252	0.99%	(0.15)%	0.99%	(0.15)%	111%
(3.08)	682,088	1.00	(0.67)	1.00	(0.67)	14
20.73	715,496	0.97	(0.28)	1.00	(0.31)	122
17.98	770,981	0.96	(0.52)	0.99	(0.55)	116
36.18	1,024,146	0.96	(0.48)	1.00	(0.52)	145
(4.19)	403,027	0.96	(0.55)	1.00	(0.59)	171

First American Funds Annual Report 2006       73

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income (Loss)	Investments	Income	Gains	Period

Small Cap Value Fund (1)
Class A
2006 (2)	$16.34	$0.03	$2.86	$(0.04)	$(3.81)	$15.38
2005 (3)	16.78	0.01	(0.45)	—	—	16.34
2005 (4)	16.84	0.03	2.63	(0.06)	(2.66)	16.78
2004 (4)	14.28	0.03	3.13	(0.04)	(0.56)	16.84
2003 (4)	11.26	—	3.02	—	—	14.28
2002 (4)	13.40	(0.02)	(0.13)	—	(1.99)	11.26
Class B
2006 (2)	$15.19	$(0.07)	$2.62	$—	$(3.81)	$13.93
2005 (3)	15.61	—	(0.42)	—	—	15.19
2005 (4)	15.92	(0.09)	2.47	(0.03)	(2.66)	15.61
2004 (4)	13.60	(0.08)	2.96	—	(0.56)	15.92
2003 (4)	10.80	(0.08)	2.88	—	—	13.60
2002 (4)	13.01	(0.11)	(0.11)	—	(1.99)	10.80
Class C
2006 (2)	$15.39	$(0.07)	$2.66	$—	$(3.81)	$14.17
2005 (3)	15.82	—	(0.43)	—	—	15.39
2005 (4)	16.10	(0.09)	2.50	(0.03)	(2.66)	15.82
2004 (4)	13.74	(0.08)	3.00	—	(0.56)	16.10
2003 (4)	10.91	(0.09)	2.92	—	—	13.74
2002 (4)	13.13	(0.11)	(0.12)	—	(1.99)	10.91
Class R (5)
2006 (2)	$16.29	$(0.01)	$2.84	$(0.07)	$(3.81)	$15.24
2005 (3)	16.74	0.01	(0.46)	—	—	16.29
2005 (4)	16.83	(0.01)	2.64	(0.06)	(2.66)	16.74
2004 (4)	14.27	0.03	3.12	(0.03)	(0.56)	16.83
2003 (4)	11.26	0.01	3.01	(0.01)	—	14.27
2002 (4)	13.40	(0.01)	(0.14)	—	(1.99)	11.26
Class Y
2006 (2)	$16.62	$0.07	$2.90	$(0.07)	$(3.81)	$15.71
2005 (3)	17.06	0.01	(0.45)	—	—	16.62
2005 (4)	17.05	0.07	2.67	(0.07)	(2.66)	17.06
2004 (4)	14.44	0.08	3.16	(0.07)	(0.56)	17.05
2003 (4)	11.38	0.03	3.05	(0.02)	—	14.44
2002 (4)	13.48	0.02	(0.12)	(0.01)	(1.99)	11.38

(1)	Per share data calculated using average shares outstanding method.

(2)	For the period November 1 to October 31 in the year indicated.

(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
74      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

20.78%	$57,922	1.26%	0.21%	1.26%	0.21%	96%
(2.62)	46,467	1.25	0.78	1.25	0.78	15
16.78	48,128	1.24	0.19	1.26	0.17	72
22.70	43,192	1.23	0.21	1.25	0.19	34
26.86	32,416	1.23	0.02	1.25	0.00	49
(2.19)	27,205	1.23	(0.12)	1.26	(0.15)	37
19.88%	$7,855	2.01%	(0.53)%	2.01%	(0.53)%	96%
(2.69)	8,913	2.00	0.03	2.00	0.03	15
15.90	9,325	1.99	(0.56)	2.01	(0.58)	72
21.76	9,901	1.98	(0.51)	2.00	(0.53)	34
25.93	12,560	1.98	(0.73)	2.00	(0.75)	49
(2.91)	12,008	1.98	(0.87)	2.01	(0.90)	37
19.89%	$4,405	2.01%	(0.53)%	2.01%	(0.53)%	96%
(2.72)	4,590	2.00	0.03	2.00	0.03	15
15.92	4,808	1.99	(0.56)	2.01	(0.58)	72
21.83	4,609	1.98	(0.52)	2.00	(0.54)	34
25.94	4,354	1.98	(0.74)	2.00	(0.76)	49
(2.96)	4,873	1.98	(0.87)	2.01	(0.90)	37
20.44%	$1,849	1.51%	(0.09)%	1.63%	(0.21)%	96%
(2.69)	4	1.50	0.59	1.65	0.44	15
16.60	4	1.49	(0.04)	1.66	(0.21)	72
22.69	1	1.23	0.22	1.25	0.20	34
26.79	1,351	1.23	0.04	1.25	0.02	49
(2.19)	424	1.24	(0.11)	1.27	(0.14)	37
21.01%	$355,148	1.01%	0.47%	1.01%	0.47%	96%
(2.58)	348,166	1.00	1.03	1.00	1.03	15
17.08	363,261	0.99	0.44	1.01	0.42	72
23.02	367,774	0.98	0.50	1.00	0.48	34
27.10	428,846	0.98	0.27	1.00	0.25	49
(1.83)	368,092	0.98	0.13	1.01	0.10	37

First American Funds Annual Report 2006       75

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Net Asset
	Value	Net	Gains	Value
	Beginning	Investment	(Losses) on	End of
	of Period	Income (Loss)	Investments	Period

Small-Mid Cap Core Fund (1)(2)
Class A
2006 (3)	$8.03	$0.01	$1.53	$9.57
2005 (4)	8.31	(0.01)	(0.27)	8.03
2005 (5)	7.40	(0.07)	0.98	8.31
2004 (5)	7.05	(0.07)	0.42	7.40
2003 (5)	4.29	(0.03)	2.79	7.05
2002 (5)	6.36	(0.07)	(2.00)	4.29
Class B
2006 (3)	$7.06	$(0.04)	$1.32	$8.34
2005 (4)	7.31	(0.01)	(0.24)	7.06
2005 (5)	6.55	(0.11)	0.87	7.31
2004 (5)	6.29	(0.11)	0.37	6.55
2003 (5)	3.86	(0.07)	2.50	6.29
2002 (5)	5.77	(0.11)	(1.80)	3.86
Class C
2006 (3)	$7.69	$(0.05)	$1.45	$9.09
2005 (4)	7.97	(0.01)	(0.27)	7.69
2005 (5)	7.14	(0.12)	0.95	7.97
2004 (5)	6.86	(0.12)	0.40	7.14
2003 (5)	4.20	(0.07)	2.73	6.86
2002 (5)	6.28	(0.12)	(1.96)	4.20
Class Y
2006 (3)	$8.34	$0.04	$1.57	$9.95
2005 (4)	8.63	—	(0.29)	8.34
2005 (5)	7.66	(0.05)	1.02	8.63
2004 (5)	7.28	(0.05)	0.43	7.66
2003 (5)	4.42	(0.01)	2.87	7.28
2002 (5)	6.53	(0.05)	(2.06)	4.42

(1)	Per share data calculated using average shares outstanding method.

(2)	The financial highlights for Small-Mid Cap Core Fund as set forth herein include the historical financial highlights of the First American Technology Fund. Effective October 3, 2005, the fund’s name and strategy changed.

(3)	For the period November 1 to October 31 in the year indicated.

(4)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)	For the period October 1 to September 30 in the year indicated.

(6)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
76      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

19.18%	$26,190	1.39%	0.12%	1.46%	0.05%	110%
(3.37)	22,339	1.34	(0.86)	1.34	(0.86)	80
12.30	23,016	1.42	(0.83)	1.50	(0.91)	197
4.96	27,356	1.23	(0.86)	1.28	(0.91)	51
64.34	27,936	1.23	(0.52)	1.29	(0.58)	110
(32.55)	18,267	1.23	(0.89)	1.70	(1.36)	288
18.13%	$8,689	2.14%	(0.58)%	2.21%	(0.65)%	110%
(3.42)	10,054	2.09	(1.61)	2.09	(1.61)	80
11.60	10,685	2.17	(1.59)	2.25	(1.67)	197
4.13	13,445	1.98	(1.60)	2.03	(1.65)	51
62.95	16,016	1.98	(1.26)	2.04	(1.32)	110
(33.10)	11,190	1.98	(1.64)	2.45	(2.11)	288
18.21%	$4,986	2.14%	(0.64)%	2.21%	(0.71)%	110%
(3.51)	4,253	2.09	(1.61)	2.09	(1.61)	80
11.62	4,485	2.17	(1.59)	2.25	(1.67)	197
4.08	6,000	1.98	(1.60)	2.03	(1.65)	51
63.33	7,056	1.98	(1.25)	2.04	(1.31)	110
(33.12)	5,064	1.98	(1.64)	2.45	(2.11)	288
19.30%	$67,437	1.14%	0.35%	1.21%	0.28%	110%
(3.36)	31,381	1.09	(0.61)	1.09	(0.61)	80
12.66	33,537	1.17	(0.58)	1.25	(0.66)	197
5.22	43,758	0.98	(0.60)	1.03	(0.65)	51
64.71	59,817	0.98	(0.24)	1.04	(0.30)	110
(32.31)	44,134	0.98	(0.64)	1.45	(1.11)	288

First American Funds Annual Report 2006       77

Schedule of  Investments October 31, 2006, all dollars rounded to thousands (000)

Mid Cap Growth Opportunities Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 97.7%
Consumer Discretionary – 18.6%
Abercrombie & Fitch, Class A (a)	170,732	$13,087
Circuit City Stores (a)	475,257	12,822
Coldwater Creek (a) (b)	678,898	20,700
Harman International Industries (a)	208,821	21,373
International Game Technology	293,358	12,471
J.C. Penney (a)	190,431	14,326
Newell Rubbermaid (a)	568,635	16,365
Nordstrom (a)	168,916	7,998
Office Depot (a) (b)	505,725	21,235
Omnicom Group (a)	214,594	21,770
Panera Bread, Class A (a) (b)	201,826	12,473
Polo Ralph Lauren (a)	337,851	23,987
Scientific Games, Class A (a) (b)	1,367,136	38,321
Texas Roadhouse, Class A (a) (b)	1,194,436	17,260
TJX (a)	855,218	24,758
Williams-Sonoma (a)	358,121	12,180
Yum! Brands	175,726	10,449

		301,575

Consumer Staples – 0.8%
Corn Products International (a)	340,764	12,332

Energy – 9.0%
Cameron International (a) (b)	475,241	23,810
Chesapeake Energy (a)	627,950	20,371
Hess (a)	492,869	20,898
Newfield Exploration (a) (b)	345,269	14,083
Smith International (a)	674,092	26,613
Valero Energy	97,513	5,103
Weatherford International (b)	289,323	11,885
XTO Energy (a)	501,328	23,392

		146,155

Financials – 11.2%
Affiliated Managers Group (a) (b)	130,017	13,020
AllianceBernstein Holding	215,152	16,717
Ambac Financial Group	193,454	16,152
Bear Stearns (a)	201,143	30,443
Chicago Mercantile Exchange (a)	19,027	9,533
CIT Group	363,340	18,912
ICICI Bank – ADR	409,760	14,403
Northern Trust (a)	416,779	24,473
PMI Group (a)	449,477	19,170
W.R. Berkley	514,308	18,957

		181,780

Healthcare – 15.1%
Caremark Rx (a)	353,748	17,415
Coventry Health Care (b)	337,684	15,854
DENTSPLY International (a)	777,906	24,333
Endo Pharmaceuticals (b)	289,853	8,272
Fisher Scientific International (b)	216,710	18,555
Health Net (b)	338,695	14,059
Healthways (a) (b)	506,228	21,439
Henry Schein (a) (b)	303,950	15,103
Humana (a) (b)	177,826	10,670
Immucor (b)	333,816	9,190
Pediatrix Medical Group (a) (b)	219,022	9,841
Quest Diagnostics (a)	520,374	25,883
Thermo Electron (a) (b)	1,255,870	53,839

		244,453

Industrials – 14.6%
Dun & Bradstreet (a) (b)	645,170	49,833
Joy Global	161,391	6,312
L-3 Communications Holdings	145,144	11,687
Monster Worldwide (a) (b)	492,422	19,948
MSC Industrial Direct, Class A	277,616	11,360
Precision Castparts (a)	480,620	32,711
Republic Services	678,015	27,805
Rockwell Automation	369,987	22,939
Rockwell Collins	318,205	18,481
Roper Industries (a)	410,859	19,660
Toro (a)	179,630	7,753
UTi Worldwide (a)	301,571	7,796

		236,285

Information Technology – 24.1%
Amphenol, Class A (a)	602,640	40,919
Autodesk (a) (b)	501,553	18,432
BEA Systems (a) (b)	1,048,664	17,062
Citrix Systems (a) (b)	659,805	19,484
Cognizant Technology Solutions (a) (b)	281,904	21,222
Cognos (b)	460,117	16,785
Entegris (a) (b)	695,965	7,802
F5 Networks (b)	297,292	19,678
Freescale Semiconductor, Class A (a) (b)	254,565	10,022
Freescale Semiconductor, Class B (a) (b)	374,311	14,722
Hyperion Solutions (a) (b)	530,365	19,836
Intersil, Class A	484,431	11,360
Lam Research (a) (b)	288,714	14,277
MEMC Electronic Materials (a) (b)	567,260	20,138
Microchip Technology (a)	753,580	24,815
Molex	362,564	12,653
National Semiconductor (a)	716,401	17,401
Network Appliance (a) (b)	318,291	11,617
NVIDIA (a) (b)	736,645	25,687
Paychex (a)	837,277	33,056
Trident Microsystems (a) (b)	609,990	12,895

		389,863

Telecommunication Services – 4.3%
American Tower, Class A (a) (b)	1,315,745	47,393
NII Holdings, Class B (a) (b)	335,195	21,798

		69,191

Total Common Stocks
(Cost $1,294,418)		1,581,634

Investment Companies – 1.6%
iShares Nasdaq Biotechnology Index Fund (a) (b)
(Cost $23,570)	321,388	25,615

Short Term Investment – 0.5%
First American Prime Obligations Fund, Class Z (c) (Cost $8,127)	8,126,920	8,127

Investments Purchased with Proceeds from Securities Lending (d) – 36.6%
(Cost $593,672)		593,672

Total Investments – 136.4%
(Cost $1,919,787)		2,209,048

Other Assets and Liabilities, Net – (36.4)%		(589,889)

Total Net Assets – 100.0%		$1,619,159

The accompanying notes are an integral part of the financial statements.
78      First American Funds Annual Report 2006

Mid Cap Growth Opportunities Fund (concluded)

(a)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $572,011 at October 31, 2006. See note 2 in Notes to Financial Statements.

(b)	Non-income producing security.

(c)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(d)	The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various money market funds and short-term, high quality debt obligations, such as repurchase agreements, commercial paper, and other corporate obligations. See note 2 in Notes to Financial Statements.
ADR – American Depository Receipt
First American Funds Annual Report 2006       79

Schedule of  Investments October 31, 2006, all dollars rounded to thousands (000)

Mid Cap Value Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 97.8%
Consumer Discretionary – 17.9%
Autoliv	218,383	$12,419
BorgWarner (a)	122,547	7,046
Darden Restaurants (a)	248,911	10,429
Dollar Tree Stores (a) (b)	362,175	11,260
Ford Motor (a)	1,161,713	9,619
Fortune Brands (a)	208,330	16,031
Gannett	162,945	9,637
Gap	612,428	12,873
Harrah’s Entertainment	148,027	11,003
Mattel	775,771	17,556
Newell Rubbermaid (a)	397,139	11,430
Office Depot (a) (b)	164,627	6,913
Pulte Homes (a)	404,428	12,533
Sherwin-Williams (a)	107,394	6,361
Stanley Works (a)	233,236	11,114

		166,224

Consumer Staples – 4.7%
ConAgra Foods (a)	333,652	8,725
Corn Products International	261,929	9,479
Kroger (a)	660,609	14,857
Pepsi Bottling (a)	329,723	10,426

		43,487

Energy – 5.3%
GlobalSantaFe	237,263	12,314
Hess (a)	100,363	4,255
Newfield Exploration (a) (b)	190,782	7,782
Noble Energy (a)	254,811	12,391
Peabody Energy	128,170	5,379
Sunoco (a)	102,323	6,767

		48,888

Financials (c) – 31.5%
ACE	188,516	10,793
Ambac Financial Group	194,911	16,273
AON (a)	450,107	15,659
Astoria Financial (a)	376,046	10,909
Bear Stearns (a)	89,430	13,535
Boston Properties – REIT (a)	154,678	16,524
Brookfield Properties (a)	233,353	8,842
Camden Property Trust – REIT (a)	107,339	8,665
CIT Group	393,912	20,503
City National (a)	150,762	10,035
Comerica	104,143	6,060
Cullen/ Frost Bankers (a)	222,158	12,032
Developers Diversified Realty – REIT (a)	233,050	14,193
Genworth Financial, Class A	270,305	9,039
KeyCorp	433,880	16,114
Marshall & Ilsley (a)	406,679	19,496
MGIC Investment (a)	164,664	9,676
Northern Trust	265,107	15,567
PMI Group (a)	230,786	9,843
Prologis – REIT (a)	137,100	8,674
StanCorp Financial Group	131,566	6,011
TD Ameritrade (a)	358,442	5,904
Vornado Realty Trust – REIT (a)	110,526	13,180
W.R. Berkley	423,122	15,596

		293,123

Healthcare – 1.9%
CIGNA	82,008	9,593
Community Health Systems (b)	262,025	8,503

		18,096

Industrials – 10.5%
American Standard (a)	367,123	16,260
Armor Holdings (a) (b)	238,646	12,281
Crane	262,292	10,214
CSX	517,868	18,472
Eaton	252,228	18,269
Joy Global	154,220	6,031
Republic Services	383,835	15,741

		97,268

Information Technology – 7.6%
Amphenol, Class A (a)	188,076	12,770
Electronic Data Systems	573,881	14,537
Freescale Semiconductor, Class B (b)	236,717	9,310
Harris (a)	350,523	14,932
Sybase (a) (b)	398,776	9,710
Xerox (b)	535,216	9,099

		70,358

Materials – 5.6%
International Flavors & Fragrances	175,827	7,469
Packaging Corporation of America	458,123	10,523
PPG Industries	126,395	8,646
Rohm & Haas (a)	304,334	15,771
Sonoco Products	268,658	9,532

		51,941

Telecommunication Service – 0.5%
Qwest Communications International (a) (b)	563,090	4,859

Utilities – 12.3%
Atmos Energy (a)	344,673	10,592
Constellation Energy	302,681	18,887
Edison International	436,217	19,386
Entergy	131,734	11,307
PG&E (a)	220,900	9,530
PPL (a)	558,638	19,284
Sempra Energy	206,752	10,966
Wisconsin Energy	310,759	14,276

		114,228

Total Common Stocks
(Cost $768,469)		908,472

Short-Term Investment – 1.8%
First American Prime Obligations Fund, Class Z (d)
(Cost $17,175)	17,175,211	17,175

Investments Purchased with Proceeds from Securities Lending (e) – 28.7%
(Cost $266,737)		266,737

Total Investments – 128.3%
(Cost $1,052,381)		1,192,384

Other Assets and Liabilities, Net – (28.3)%		(263,318)

Total Net Assets – 100.0%		$929,066

The accompanying notes are an integral part of the financial statements.
80      First American Funds Annual Report 2006

Mid Cap Value Fund (concluded)

(a)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $257,903 at October 31, 2006. See note 2 in Notes to Financial Statements.

(b)	Non-income producing security.

(c)	This fund is significantly invested in this industry and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

(d)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(e)	The fund may loan securities in return for collateral in the form of cash, U.S. government securities, or other high grade debt obligations. The cash collateral is invested in various money market funds and short-term, high quality debt obligations, such as repurchase agreements, commercial paper, and other corporate obligations. See note 2 in Notes to Financial Statements.
REIT – Real Estate Investment Trust
First American Funds Annual Report 2006       81

Statements of  Assets and Liabilities October 31, 2006, all dollars and shares are rounded to thousands (000), except for per share data

	Mid Cap Growth	Mid Cap
	Opportunities Fund	Value Fund

Investments in unaffiliated securities, at cost	$1,317,988	$768,469
Investments in affiliated money market fund, at cost	8,127	17,175
Investments purchased with proceeds from securities lending, at cost (note 2)	593,672	266,737

ASSETS:
Investments in unaffiliated securities, at value* (note 2)	$1,607,249	$908,472
Investments in affiliated money market fund, at value (note 2)	8,127	17,175
Investments purchased with proceeds from securities lending (note 2)	593,672	266,737
Cash	24	—
Receivable for dividends	501	411
Receivable for investment securities sold	22,931	5,733
Receivable for capital shares sold	916	1,483
Prepaid expenses and other assets	42	45

Total assets	2,233,462	1,200,056

LIABILITIES:
Bank overdraft	—	4
Payable for investment securities purchased	10,597	2,792
Payable upon return of securities loaned (note 2)	593,672	266,737
Payable for capital shares redeemed	8,556	610
Payable to affiliates (note 3)	1,328	749
Payable for distribution and shareholder servicing fees	105	60
Accrued expenses and other liabilities	45	38

Total liabilities	614,303	270,990

Net assets	$1,619,159	$929,066

COMPOSITION OF NET ASSETS:
Portfolio capital	1,220,986	731,751
Accumulated net realized gain on investments	108,912	57,312
Net unrealized appreciation of investments	289,261	140,003

Net assets	$1,619,159	$929,066

*Including securities loaned, at value	$572,011	$257,903

Class A:
Net assets	$322,385	$156,576
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	7,782	5,875
Net asset value and redemption price per share	$41.43	$26.65
Maximum offering price per share (1)	$43.84	$28.20
Class B:
Net assets	$15,605	$8,590
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	409	337
Net asset value, offering price and redemption price per share (2)	$38.15	$25.50
Class C:
Net assets	$19,540	$18,162
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	493	698
Net asset value, offering price and redemption price per share (2)	$39.65	$26.02
Class R:
Net assets	$17,853	$17,724
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	434	667
Net asset value, offering price, and redemption price per share	$41.15	$26.56
Class Y:
Net assets	$1,243,776	$728,014
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	28,512	27,192
Net asset value, offering price, and redemption price per share	$43.62	$26.77

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%

(2)	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
82      First American Funds Annual Report 2006

Statements of  Operations For the year ended October 31, 2006, all dollars are rounded to thousands (000)

	Mid Cap Growth	Mid Cap
	Opportunities Fund	Value Fund

INVESTMENT INCOME:
Dividends from affiliated money market fund	$1,255	$1,080
Dividends from unaffiliated securities	14,070	13,052
Less: Foreign taxes withheld	—	(17)
Securities lending income	561	234

Total investment income	15,886	14,349

EXPENSES (note 3):
Investment advisory fees	11,564	5,598
Administration fees	2,620	1,309
Transfer agent fees	1,676	782
Custodian fees	83	40
Professional fees	40	39
Registration fees	69	65
Postage and printing fees	118	53
Directors’ fees	34	24
Other expenses	28	24
Distribution and shareholder servicing fees – Class A	792	253
Distribution and shareholder servicing fees – Class B	158	88
Distribution and shareholder servicing fees – Class C	182	124
Distribution and shareholder servicing fees – Class R	86	39

Total expenses	17,450	8,438

Less: Fee waivers (note 3)	(19)	(8)
Less: Indirect payments made from custodian (note 3)	(10)	(10)

Total net expenses	17,421	8,420

Investment income (loss) – net	(1,535)	5,929

REALIZED AND UNREALIZED GAINS ON INVESTMENTS – NET (Note 5)
Net realized gain on investments	161,244	62,972
Net change in unrealized appreciation or depreciation of investments	34,383	56,622

Net gain on investments	195,627	119,594

Net increase in net assets resulting from operations	$194,092	$125,523

First American Funds Annual Report 2006       83

Statements of  Changes in Net Assets all dollars are rounded to thousands (000)

	Mid Cap Growth			Mid Cap
	Opportunities Fund			Value Fund

		One-Month			One-Month
		Fiscal Period			Fiscal Period
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05

OPERATIONS:
Investment income (loss) – net	$(1,535)	$(729)	$(6,568)	$5,929	$(161)	$4,429
Net realized gain on investments	161,244	33,519	180,742	62,972	4,915	88,747
Net change in unrealized appreciation or depreciation of investments	34,383	(63,233)	166,265	56,622	(27,884)	30,399

Net increase (decrease) in net assets resulting from operations	194,092	(30,443)	340,439	125,523	(23,130)	123,575

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	—	—	—	(693)	—	(164)
Class B	—	—	—	(14)	—	(1)
Class C	—	—	—	(21)	—	—
Class R	—	—	—	(33)	—	—
Class Y	—	—	—	(5,752)	—	(3,591)
Net realized gain on investments:
Class A	(31,106)	—	(26,799)	(3,267)	—	—
Class B	(1,639)	—	(1,832)	(485)	—	—
Class C	(1,741)	—	(1,996)	(427)	—	—
Class R	(1,068)	—	(2)	(81)	—	—
Class Y	(121,918)	—	(164,469)	(31,352)	—	—

Total distributions	(157,472)	—	(195,098)	(42,125)	—	(3,756)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	138,564	7,177	141,968	109,279	4,466	29,979
Reinvestment of distributions	30,411	—	25,770	3,794	—	156
Payments for redemptions	(166,778)	(4,287)	(44,583)	(23,533)	(866)	(11,836)

Increase in net assets from Class A transactions	2,197	2,890	123,155	89,540	3,600	18,299

Class B:
Proceeds from sales	2,403	139	3,307	1,757	84	2,023
Reinvestment of distributions	1,544	—	1,767	483	—	1
Payments for redemptions (note 3)	(2,973)	(186)	(2,148)	(3,785)	(662)	(3,940)

Increase (decrease) in net assets from Class B transactions	974	(47)	2,926	(1,545)	(578)	(1,916)

Class C:
Proceeds from sales	9,430	445	6,924	11,403	427	4,164
Reinvestment of distributions	1,697	—	1,992	424	—	—
Payments for redemptions (note 3)	(7,181)	(1,748)	(5,357)	(2,366)	(165)	(994)

Increase (decrease) in net assets from Class C transactions	3,946	(1,303)	3,559	9,461	262	3,170

Class R:
Proceeds from sales	13,794	198	5,771	17,551	421	366
Reinvestment of distributions	1,068	—	2	108	—	—
Payments for redemptions	(2,657)	(94)	(481)	(1,395)	(5)	(5)

Increase in net assets from Class R transactions	12,205	104	5,292	16,264	416	361

Class Y:
Proceeds from sales	175,964	9,636	217,915	123,981	6,506	155,251
Reinvestment of distributions	98,347	—	131,612	27,701	—	2,282
Payments for redemptions	(300,042)	(20,617)	(366,059)	(91,763)	(8,542)	(79,482)

Increase (decrease) in net assets from Class Y transactions	(25,731)	(10,981)	(16,532)	59,919	(2,036)	78,051

Increase (decrease) in net assets from capital share transactions	(6,409)	(9,337)	118,400	173,639	1,664	97,965

Total increase (decrease) in net assets	30,211	(39,780)	263,741	257,037	(21,466)	217,784
Net assets at beginning of period	1,588,948	1,628,728	1,364,987	672,029	693,495	475,711

Net assets at end of period	$1,619,159	$1,588,948	$1,628,728	$929,066	$672,029	$693,495

Undistributed (distributions in excess of) net investment income at end of period	$—	$(1)	$(1)	$—	$186	$186

The accompanying notes are an integral part of the financial statements.
84      First American Funds Annual Report 2006

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Financial Highlights  For a share outstanding throughout the indicated period.

			Realized and
	Net Asset		Unrealized	Distributions	Net Asset
	Value	Net	Gains	from Net	Value
	Beginning	Investment	(Losses) on	Realized	End of
	of Period	Loss	Investments	Gains	Period

Mid Cap Growth Opportunities
Class A
2006 (1)(2)	$40.77	$(0.11)	$5.04	$(4.27)	$41.43
2005 (2)(3)	41.55	(0.02)	(0.76)	—	40.77
2005 (2)(4)	38.19	(0.24)	9.65	(6.05)	41.55
2004 (2)(4)	33.68	(0.30)	5.88	(1.07)	38.19
2003 (2)(4)	26.45	(0.18)	7.41	—	33.68
2002 (4)	28.33	(0.11)	(1.77)	—	26.45
Class B
2006 (1)(2)	$38.12	$(0.38)	$4.68	$(4.27)	$38.15
2005 (2)(3)	38.87	(0.05)	(0.70)	—	38.12
2005 (2)(4)	36.31	(0.51)	9.12	(6.05)	38.87
2004 (2)(4)	32.30	(0.55)	5.63	(1.07)	36.31
2003 (2)(4)	25.56	(0.39)	7.13	—	32.30
2002 (4)	27.59	(0.18)	(1.85)	—	25.56
Class C
2006 (1)(2)	$39.46	$(0.40)	$4.86	$(4.27)	$39.65
2005 (2)(3)	40.23	(0.05)	(0.72)	—	39.46
2005 (2)(4)	37.40	(0.53)	9.41	(6.05)	40.23
2004 (2)(4)	33.24	(0.57)	5.80	(1.07)	37.40
2003 (2)(4)	26.29	(0.40)	7.35	—	33.24
2002 (4)	28.33	(0.10)	(1.94)	—	26.29
Class R (5)
2006 (1)(2)	$40.61	$(0.23)	$5.04	$(4.27)	$41.15
2005 (2)(3)	41.40	(0.03)	(0.76)	—	40.61
2005 (2)(4)	38.15	(0.31)	9.61	(6.05)	41.40
2004 (2)(4)	33.66	(0.30)	5.86	(1.07)	38.15
2003 (2)(4)	26.43	(0.17)	7.40	—	33.66
2002 (4)	28.29	(0.07)	(1.79)	—	26.43
Class Y
2006 (1)(2)	$42.61	$(0.01)	$5.29	$(4.27)	$43.62
2005 (2)(3)	43.42	(0.02)	(0.79)	—	42.61
2005 (2)(4)	39.58	(0.16)	10.05	(6.05)	43.42
2004 (2)(4)	34.78	(0.21)	6.08	(1.07)	39.58
2003 (2)(4)	27.25	(0.09)	7.62	—	34.78
2002 (4)	29.11	(0.05)	(1.81)	—	27.25

(1)	For the period November 1 to October 31 in the year indicated.

(2)	Per share data calculated using average shares outstanding method.

(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
86      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Loss
		Ratio of	Investment	Average	to Average Net
	Net Assets	Expenses to	Loss	Net Assets	Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

12.69%	$322,385	1.23%	(0.26)%	1.23%	(0.26)%	75%
(1.88)	314,830	1.23	(0.72)	1.23	(0.72)	9
26.25	317,906	1.21	(0.62)	1.24	(0.65)	107
16.88	173,436	1.20	(0.79)	1.24	(0.83)	135
27.33	154,499	1.20	(0.58)	1.25	(0.63)	145
(6.64)	75,002	1.20	(0.34)	1.26	(0.40)	162
11.83%	$15,605	1.98%	(1.02)%	1.98%	(1.02)%	75%
(1.93)	14,586	1.98	(1.47)	1.98	(1.47)	9
25.29	14,922	1.96	(1.40)	1.99	(1.43)	107
16.03	10,974	1.95	(1.54)	1.99	(1.58)	135
26.37	9,055	1.95	(1.33)	2.00	(1.38)	145
(7.36)	4,227	1.95	(1.08)	2.01	(1.14)	162
11.84%	$19,540	1.98%	(1.02)%	1.98%	(1.02)%	75%
(1.91)	15,435	1.98	(1.47)	1.98	(1.47)	9
25.27	17,079	1.96	(1.40)	1.99	(1.43)	107
16.03	12,356	1.95	(1.54)	1.99	(1.58)	135
26.43	12,649	1.95	(1.33)	2.00	(1.38)	145
(7.20)	1,136	1.95	(1.07)	2.01	(1.13)	162
12.41%	$17,853	1.48%	(0.57)%	1.61%	(0.70)%	75%
(1.91)	5,502	1.48	(0.97)	1.63	(1.12)	9
25.95	5,501	1.46	(0.77)	1.64	(0.95)	107
16.83	1	1.20	(0.81)	1.24	(0.85)	135
27.36	10,284	1.20	(0.56)	1.25	(0.61)	145
(6.58)	5,869	1.20	(0.33)	1.26	(0.39)	162
12.98%	$1,243,776	0.98%	(0.02)%	0.98%	(0.02)%	75%
(1.86)	1,238,595	0.98	(0.47)	0.98	(0.47)	9
26.57	1,273,320	0.96	(0.40)	0.99	(0.43)	107
17.18	1,168,220	0.95	(0.54)	0.99	(0.58)	135
27.68	1,153,657	0.95	(0.30)	1.00	(0.35)	145
(6.39)	477,210	0.95	(0.08)	1.01	(0.14)	162

First American Funds Annual Report 2006       87

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions		Net Asset
	Value	Net	Gains	from Net	from Net	Distributions	Value
	Beginning	Investment	(Losses) on	Investment	Realized	from Return	End of
	of Period	Income (Loss)	Investments	Income	Gains	of Capital	Period

Mid Cap Value Fund (1)
Class A
2006 (2)	$24.04	$0.14	$3.89	$(0.16)	$(1.26)	$—	$26.65
2005 (3)	24.88	(0.01)	(0.83)	—	—	—	24.04
2005 (4)	20.09	0.13	4.76	(0.10)	—	—	24.88
2004 (4)	16.30	0.08	3.77	(0.06)	—	— (6)	20.09
2003 (4)	13.29	0.18	2.96	(0.12)	—	(0.01)	16.30
2002 (4)	13.74	0.13	(0.44)	(0.10)	—	(0.04)	13.29
Class B
2006 (2)	$23.12	$(0.03)	$3.71	$(0.04)	$(1.26)	$—	$25.50
2005 (3)	23.94	(0.02)	(0.80)	—	—	—	23.12
2005 (4)	19.39	(0.05)	4.60	—	—	—	23.94
2004 (4)	15.81	(0.06)	3.65	(0.01)	—	— (6)	19.39
2003 (4)	12.92	0.07	2.87	(0.04)	—	(0.01)	15.81
2002 (4)	13.37	0.01	(0.41)	(0.01)	—	(0.04)	12.92
Class C
2006 (2)	$23.57	$(0.04)	$3.80	$(0.05)	$(1.26)	$—	$26.02
2005 (3)	24.40	(0.02)	(0.81)	—	—	—	23.57
2005 (4)	19.77	(0.03)	4.66	—	—	—	24.40
2004 (4)	16.12	(0.06)	3.72	(0.01)	—	— (6)	19.77
2003 (4)	13.17	0.07	2.93	(0.04)	—	(0.01)	16.12
2002 (4)	13.63	0.01	(0.43)	—	—	(0.04)	13.17
Class R (5)
2006 (2)	$24.00	$0.05	$3.91	$(0.14)	$(1.26)	$—	$26.56
2005 (3)	24.83	(0.01)	(0.82)	—	—	—	24.00
2005 (4)	20.09	0.12	4.70	(0.08)	—	—	24.83
2004 (4)	16.31	0.07	3.76	(0.05)	—	— (6)	20.09
2003 (4)	13.29	0.16	2.99	(0.12)	—	(0.01)	16.31
2002 (4)	13.74	0.13	(0.44)	(0.10)	—	(0.04)	13.29
Class Y
2006 (2)	$24.14	$0.22	$3.89	$(0.22)	$(1.26)	$—	$26.77
2005 (3)	24.98	—	(0.84)	—	—	—	24.14
2005 (4)	20.17	0.18	4.78	(0.15)	—	—	24.98
2004 (4)	16.36	0.12	3.79	(0.10)	—	— (6)	20.17
2003 (4)	13.33	0.21	2.98	(0.15)	—	(0.01)	16.36
2002 (4)	13.77	0.17	(0.44)	(0.13)	—	(0.04)	13.33

(1)	Per share data calculated using average shares outstanding method.

(2)	For the period November 1 to October 31 in the year indicated.

(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Includes a tax return of capital less than $0.01.

(7)	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
88      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (7)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

17.36%	$156,576	1.24%	0.50%	1.24%	0.50%	70%
(3.38)	56,125	1.23	(0.48)	1.23	(0.48)	10
24.38	54,360	1.21	0.59	1.25	0.55	101
23.65	28,561	1.20	0.41	1.25	0.36	83
23.71	16,598	1.20	1.21	1.25	1.16	102
(2.41)	13,083	1.20	0.83	1.26	0.77	90
16.45%	$8,590	1.99%	(0.17)%	1.99%	(0.17)%	70%
(3.43)	9,252	1.98	(1.25)	1.98	(1.25)	10
23.47	10,157	1.96	(0.21)	2.00	(0.25)	101
22.69	9,928	1.95	(0.35)	2.00	(0.40)	83
22.84	10,154	1.95	0.50	2.00	0.45	102
(3.07)	10,410	1.95	0.08	2.01	0.02	90
16.47%	$18,162	1.99%	(0.24)%	1.99%	(0.24)%	70%
(3.40)	7,439	1.98	(1.24)	1.98	(1.24)	10
23.43	7,426	1.96	(0.15)	2.00	(0.19)	101
22.69	3,342	1.95	(0.33)	2.00	(0.38)	83
22.84	2,916	1.95	0.51	2.00	0.46	102
(3.09)	3,207	1.95	0.08	2.01	0.02	90
17.06%	$17,724	1.49%	0.15%	1.61%	0.03%	70%
(3.34)	785	1.47	(0.69)	1.62	(0.84)	10
24.04	380	1.46	0.52	1.65	0.33	101
23.51	1	1.20	0.37	1.25	0.32	83
23.80	966	1.20	1.07	1.25	1.02	102
(2.40)	158	1.20	0.87	1.26	0.81	90
17.63%	$728,014	0.99%	0.81%	0.99%	0.81%	70%
(3.36)	598,428	0.98	(0.24)	0.98	(0.24)	10
24.68	621,172	0.96	0.80	1.00	0.76	101
23.95	433,879	0.95	0.66	1.00	0.61	83
24.06	332,243	0.95	1.45	1.00	1.40	102
(2.12)	259,990	0.95	1.08	1.01	1.02	90

First American Funds Annual Report 2006       89

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Large Cap Growth Opportunities Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 98.1%
Consumer Discretionary – 11.3%
J.C. Penney (a)	112,485	$8,462
Kohl’s (b)	103,104	7,279
Lowe’s (a)	993,008	29,929
Nordstrom (a)	101,807	4,821
Omnicom Group (a)	96,821	9,823
Polo Ralph Lauren	58,683	4,167
Starbucks (a) (b)	163,297	6,164
Target (a)	249,674	14,776
Williams-Sonoma	164,808	5,605
Yum! Brands	188,635	11,216

		102,242

Consumer Staples – 9.9%
Altria Group	108,809	8,849
Coca-Cola	144,349	6,744
CVS	258,999	8,127
PepsiCo (a)	291,101	18,467
Procter & Gamble	296,066	18,768
Walgreen (a)	278,360	12,159
Wal-Mart Stores	339,443	16,728

		89,842

Energy – 5.6%
Apache (a)	91,028	5,946
EOG Resources (a)	90,024	5,989
Exxon Mobil (a)	203,292	14,519
Schlumberger (a)	220,021	13,879
XTO Energy	212,386	9,910

		50,243

Financials – 9.3%
Ambac Financial Group	92,550	7,727
American Express	261,687	15,128
American International Group	142,343	9,561
CIT Group	99,431	5,175
Goldman Sachs Group (a)	103,464	19,637
ICICI Bank, ADR	219,334	7,710
Morgan Stanley	60,410	4,617
PMI Group (a)	160,998	6,867
SLM	166,689	8,114

		84,536

Healthcare – 13.2%
Alcon (a) (b)	72,309	7,671
Amgen (b)	155,074	11,772
Baxter International	238,118	10,946
Caremark Rx (a)	315,170	15,516
Genentech (a) (b)	74,338	6,192
Henry Schein (a) (b)	87,769	4,361
Johnson & Johnson	138,469	9,333
Medtronic (a)	260,133	12,663
Novartis AG, ADR	181,372	11,015
UnitedHealth Group	330,785	16,136
Wellpoint (b)	185,785	14,179

		119,784

Industrials – 14.1%
Boeing (a)	100,796	8,050
Burlington Northern Santa Fe	191,430	14,842
Danaher (a)	150,374	10,792
Dun & Bradstreet (a) (b)	133,500	10,312
Fastenal (a)	94,287	3,794
General Electric	1,109,201	38,944
Precision Castparts (a)	139,839	9,517
Rockwell Automation	96,079	5,957
Rockwell Collins	108,012	6,273
United Technologies (a)	295,423	19,415

		127,896

Large Cap Growth Opportunities Fund (concluded)
DESCRIPTION	SHARES	VALUE

Information Technology (c) – 30.9%
Amphenol, Class A (a)	288,580	$19,595
Apple Computer (b)	211,756	17,169
Autodesk (b)	344,974	12,678
Cisco Systems (b)	778,173	18,777
Citrix Systems (a) (b)	156,091	4,609
Corning (b)	475,532	9,715
EMC (b)	656,921	8,047
Google, Class A (a) (b)	58,150	27,702
Hewlett-Packard	647,271	25,075
Microchip Technology	426,809	14,055
Microsoft	994,761	28,560
Molex (a)	155,268	5,419
Motorola	606,658	13,989
NVIDIA (a) (b)	279,090	9,732
Oracle (b)	735,619	13,587
Paychex (a)	337,735	13,334
QUALCOMM (a)	427,087	15,542
Texas Instruments (a)	754,334	22,766

		280,351

Materials – 1.0%
Rio Tinto PLC, ADR (a)	41,543	9,197

Telecommunication Services – 2.8%
America Movil, Series L, ADR (a)	241,071	10,335
American Tower, Class A (a) (b)	422,577	15,221

		25,556

Total Common Stocks
(Cost $782,934)		889,647

Investment Companies – 1.8%
iShares Nasdaq Biotechnology Index Fund (a) (b)
(Cost $14,706)	203,419	16,212

Short-Term Investment – 0.2%
First American Prime Obligations Fund, Class Z (d)
(Cost $2,485)	2,485,338	2,485

Investments Purchased with Proceeds from Securities Lending (e) – 20.9%
(Cost $189,453)		189,453

Total Investments – 121.0%
(Cost $989,578)		1,097,797

Other Assets and Liabilities, Net – (21.0)%		(190,687)

Total Net Assets – 100.0%		$907,110

(a)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $184,882 at October 31, 2006. See note 2 in Notes to Financial Statements.

(b)	Non-income producing security.

(c)	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

(d)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(e)	The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various money market funds and short-term, high quality debt obligations, such as repurchase agreements, commercial paper, and other corporate obligations. See note 2 in Notes to Financial Statements.
ADR – American Depository Receipt
The accompanying notes are an integral part of the financial statements.
90      First American Funds Annual Report 2006

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Large Cap Select Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 99.6%
Consumer Discretionary – 13.3%
Circuit City Stores	210,078	$5,668
Comcast, Class A (a) (b)	314,606	12,795
Gap	678,111	14,254
J.C. Penney (b)	75,234	5,660
Lowe’s	196,600	5,925
Mattel	237,151	5,367
Newell Rubbermaid (b)	278,932	8,028
Omnicom Group (b)	68,392	6,938

		64,635

Consumer Staples – 7.5%
Altria Group	111,741	9,088
Avon Products (b)	149,479	4,545
PepsiCo	111,980	7,104
Wal-Mart Stores	314,041	15,476

		36,213

Energy – 14.2%
Apache	162,084	10,587
Cameron International (a) (b)	55,829	2,797
ConocoPhillips	154,570	9,311
Exxon Mobil (b)	300,401	21,455
Halliburton	186,009	6,018
Hess (b)	119,511	5,067
Williams	328,291	8,020
XTO Energy	114,130	5,325

		68,580

Financials – 20.1%
ACE	174,331	9,981
AllianceBernstein Holding	63,386	4,925
Ambac Financial Group	68,334	5,705
American International Group	354,496	23,812
Bank of America (b)	412,018	22,196
Goldman Sachs Group (b)	40,093	7,609
ICICI Bank, ADR	121,514	4,271
Morgan Stanley	188,710	14,423
PMI Group (b)	106,175	4,528

		97,450

Healthcare – 11.3%
Alcon (b)	47,775	5,068
Amgen (a) (b)	111,247	8,445
Celgene (a) (b)	54,347	2,904
Coventry Health Care (a)	104,612	4,912
Genzyme (a) (b)	34,721	2,344
Laboratory Corporation of America (a)	53,167	3,641
Novartis AG, ADR	129,607	7,871
UnitedHealth Group	150,430	7,338
Wyeth Pharmaceuticals	236,594	12,073

		54,596

Industrials – 10.4%
Boeing	146,841	11,727
Eaton (b)	75,946	5,501
General Electric	521,167	18,298
L-3 Communications Holdings	113,919	9,173
Parker Hannifin	66,953	5,599

		50,298

Information Technology – 18.0%
Apple Computer (a)	62,649	5,080
Corning (a)	270,114	5,518
EMC (a)	512,940	6,284
Fiserv (a)	166,821	8,241

Large Cap Select Fund (concluded)
DESCRIPTION	SHARES	VALUE

Hewlett-Packard	295,583	$11,451
Intel (b)	248,039	5,293
Motorola	408,271	9,415
NVIDIA (a)	255,242	8,900
Oracle (a) (b)	628,706	11,612
QUALCOMM	186,300	6,779
Texas Instruments (b)	277,850	8,386

		86,959

Materials – 1.1%
International Paper (b)	166,317	5,547

Telecommunication Services – 3.7%
ALLTEL (b)	143,919	7,672
Verizon Communications	200,900	7,433
Windstream (b)	212,723	2,919

		18,024

Total Common Stocks
(Cost $429,358)		482,302

Short-Term Investment – 0.3%
First American Prime Obligations Fund, Class Z (c)
(Cost $1,569)	1,569,449	1,569

Investments Purchased with Proceeds from Securities Lending (d) – 21.1%
(Cost $101,948)		101,948

Total Investments – 121.0%
(Cost $532,875)		585,819

Other Assets and Liabilities, Net – (21.0)%		(101,504)

Total Net Assets – 100.0%		$484,315

(a)	Non-income producing security.

(b)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $99,134 at October 31, 2006. See note 2 in Notes to Financial Statements.

(c)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(d)	The fund may loan securities in return for collateral in the form of cash, U.S. government securities, or other high grade debt obligations. The cash collateral is invested in various money market funds and short-term, high quality debt obligations, such as repurchase agreements, commercial paper, and other corporate obligations. See note 2 in Notes to Financial Statements.
ADR – American Depository Receipt
First American Funds Annual Report 2006       91

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Large Cap Value Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 97.4%
Consumer Discretionary – 12.5%
Comcast, Class A (a) (b)	375,038	$15,253
Darden Restaurants	220,976	9,259
Ford Motor (b)	1,166,518	9,659
Fortune Brands (b)	185,973	14,311
Gap	617,431	12,978
Harrah’s Entertainment (b)	141,898	10,547
J.C. Penney (b)	99,390	7,477
Nike, Class B	117,965	10,839
Sherwin-Williams (b)	126,632	7,500
Time Warner (b)	1,079,405	21,599

		119,422

Consumer Staples – 6.4%
Altria Group	231,028	18,789
General Mills (b)	214,392	12,182
Kroger	467,460	10,513
Procter & Gamble	306,926	19,456

		60,940

Energy – 13.3%
Apache (b)	153,575	10,031
BP, ADR (b)	91,531	6,142
ChevronTexaco	416,615	27,997
Exxon Mobil (b)	676,673	48,328
GlobalSantaFe (b)	154,657	8,027
Halliburton	130,184	4,211
Marathon Oil	144,122	12,452
Occidental Petroleum	212,772	9,987

		127,175

Financials (c) – 32.0%
ACE	349,231	19,993
Allstate (b)	244,167	14,982
Ambac Financial Group (b)	143,304	11,964
American International Group	329,261	22,116
Bank of America (b)	824,758	44,430
CIT Group	221,087	11,508
Citigroup	370,440	18,581
Genworth Financial, Class A	419,468	14,027
Goldman Sachs Group (b)	66,079	12,541
J.P. Morgan Chase (b)	607,725	28,830
Lehman Brothers Holdings (b)	187,892	14,626
Marshall & Ilsley (b)	274,955	13,181
MGIC Investment (b)	115,819	6,806
Morgan Stanley	376,796	28,799
Northern Trust (b)	247,591	14,539
Wells Fargo	799,906	29,029

		305,952

Healthcare – 6.4%
CIGNA	80,568	9,425
Merck (b)	298,796	13,571
Pfizer (b)	669,739	17,849
Wyeth Pharmaceuticals (b)	400,370	20,431

		61,276

Industrials – 8.3%
CSX	372,598	13,291
Eaton (b)	189,166	13,701
Emerson Electric	110,540	9,330

Large Cap Value Fund (concluded)
DESCRIPTION	SHARES	VALUE

General Electric	957,006	$33,600
Illinois Tool Works	203,004	9,730

		79,652

Information Technology – 6.7%
Electronic Data Systems	596,488	15,109
Hewlett-Packard	479,735	18,585
Intel (b)	474,183	10,119
Motorola (b)	491,373	11,331
Texas Instruments (b)	300,118	9,058

		64,202

Materials – 3.0%
International Paper (b)	228,945	7,635
PPG Industries (b)	124,988	8,549
Rohm & Haas (b)	246,363	12,767

		28,951

Telecommunication Services – 5.2%
AT&T (b)	313,250	10,729
BellSouth	438,221	19,764
Verizon Communications (b)	510,507	18,888

		49,381

Utilities – 3.6%
Edison International	334,142	14,849
Exelon (b)	322,170	19,968

		34,817

Total Common Stocks
(Cost $756,013)		931,768

Short-Term Investment – 2.5%
First American Prime Obligations Fund, Class Z (d)
(Cost $23,672)	23,671,953	23,672

Investments Purchased with Proceeds from Securities Lending (e) – 23.5%
(Cost $224,921)		224,921

Total Investments – 123.4%
(Cost $1,004,606)		1,180,361

Other Assets and Liabilities, Net – (23.4)%		(224,137)

Total Net Assets – 100.0%		$956,224

(a)	Non-income producing security.

(b)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $218,077 at October 31, 2006. See note 2 in Notes to Financial Statements.

(c)	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

(d)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(e)	The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various money market funds and short-term, high quality debt obligations, such as repurchase agreements, commercial paper, and other corporate obligations. See note 2 in Notes to Financial Statements.
ADR – American Depository Receipt
The accompanying notes are an integral part of the financial statements.
92      First American Funds Annual Report 2006

Statements of  Assets and Liabilities October 31, 2006, all dollars and shares are rounded to thousands (000), except for per share data

	Large Cap Growth	Large Cap	Large Cap
	Opportunities Fund	Select Fund	Value Fund

Investments in unaffiliated securities, at cost	$797,640	$429,358	$756,013
Investments in affiliated money market fund, at cost	2,485	1,569	23,672
Investments purchased with proceeds from securities lending, at cost (note 2)	189,453	101,948	224,921

ASSETS:
Investments in unaffiliated securities, at value* (note 2)	$905,859	$482,302	$931,768
Investments in affiliated money market fund, at value (note 2)	2,485	1,569	23,672
Investments purchased with proceeds from securities lending, at value (note 2)	189,453	101,948	224,921
Receivable for dividends	500	231	781
Receivable for investment securities sold	6,205	330	6,844
Receivable for capital shares sold	413	411	287
Prepaid expenses and other assets	33	31	42

Total assets	1,104,948	586,822	1,188,315

LIABILITIES:
Payable for investment securities purchased	2,245	—	5,400
Payable upon return of securities loaned (note 2)	189,453	101,948	224,921
Payable for capital shares redeemed	5,336	148	954
Payable to affiliates (note 3)	726	383	741
Payable for distribution and shareholder servicing fees	39	2	37
Accrued expenses and other liabilities	39	26	38

Total liabilities	197,838	102,507	232,091

Net assets	$907,110	$484,315	$956,224

COMPOSITION OF NET ASSETS:
Portfolio capital	$860,758	$424,282	$708,841
Undistributed net investment income	1,285	78	—
Accumulated net realized gain (loss) on investments	(63,152)	7,011	71,628
Net unrealized appreciation of investments	108,219	52,944	175,755

Net assets	$907,110	$484,315	$956,224

*Including securities loaned, at value	$184,882	$99,134	$218,077

Class A:
Net assets	$90,285	$7,152	$115,438
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	3,052	471	5,218
Net asset value and redemption price per share	$29.58	$15.18	$22.12
Maximum offering price per share (1)	$31.30	$16.06	$23.41
Class B:
Net assets	$13,990	$643	$9,815
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	499	43	456
Net asset value, offering price and redemption price per share (2)	$28.01	$14.94	$21.54
Class C:
Net assets	$8,424	$248	$5,174
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	295	17	237
Net asset value, offering price and redemption price per share (2)	$28.58	$14.95	$21.81
Class R:
Net assets	$558	$118	$164
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	19	8	7
Net asset value, offering price, and redemption price per share	$29.41	$15.12	$22.10
Class Y:
Net assets	$793,853	$476,154	$825,633
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	26,044	31,280	37,207
Net asset value, offering price, and redemption price per share	$30.48	$15.22	$22.19

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%

(2)	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.
First American Funds Annual Report 2006       93

Statements of  Operations For the year ended October 31, 2006, all dollars are rounded to thousands (000)

	Large Cap Growth	Large Cap		Large Cap
	Opportunities Fund	Select Fund		Value Fund

INVESTMENT INCOME:
Dividends from affiliated money market fund	$781	$371		$557
Dividends from unaffiliated securities	10,011	6,517		19,372
Less: Foreign taxes withheld	(36)	(19)		—
Securities lending income	251	84		199

Total investment income	11,007	6,953		20,128

EXPENSES (note 3):
Investment advisory fees	6,377	2,801		5,886
Administration fees	1,553	713		1,460
Transfer agent fees	1,027	417		895
Custodian fees	52	22		45
Professional fees	30	37		31
Registration fees	60	57		51
Postage and printing fees	65	21		59
Directors’ fees	23	19		22
Other expenses	24	22		24
Distribution and shareholder servicing fees – Class A	246	16		291
Distribution and shareholder servicing fees – Class B	166	6		113
Distribution and shareholder servicing fees – Class C	98	2		52
Distribution and shareholder servicing fees – Class R	3	—	(1)	—	(1)

Total expenses	9,724	4,133		8,929

Less: Fee waivers	(1)	—	(1)	—	(1)
Less: Indirect payments from custodian (note 3)	(2)	(3)		(1)

Total net expenses	9,721	4,130		8,928

Investment income – net	1,286	2,823		11,200

REALIZED AND UNREALIZED GAINS ON INVESTMENTS – NET (note 5):
Net realized gain on investments	49,878	8,397		79,006
Net change in unrealized appreciation or depreciation of investments	5,492	34,939		61,680

Net gain on investments	55,370	43,336		140,686

Net increase in net assets resulting from operations	$56,656	$46,159		$151,886

(1)	Due to the presentation of the financial statements in thousands, the numbers round to zero.
The accompanying notes are an integral part of the financial statements.
94      First American Funds Annual Report 2006

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Statements of  Changes in Net Assets all dollars are rounded to thousands (000)

	Large Cap Growth
	Opportunities Fund

		One-Month
	Year	Fiscal Period	Year
	Ended	Ended	Ended
	10/31/06	10/31/05	9/30/05

OPERATIONS:
Investment income (loss) – net	$1,286	$(226)	$2,288
Net realized gain (loss) on investments	49,878	(3,309)	54,623
Net realized gain on in-kind distributions	—	—	76,740
Net realized loss on futures	—	—	—
Net change in unrealized appreciation or depreciation of investments	5,492	(1,715)	8,655
Net change in unrealized appreciation or depreciation of futures contracts	—	—	—

Net increase (decrease) in net assets resulting from operations	56,656	(5,250)	142,306

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	—	—	(169)
Class B	—	—	(19)
Class C	—	—	(9)
Class R	—	—	—
Class Y	—	—	(2,091)
Net realized gain on investments:
Class A	—	—	—
Class B	—	—	—
Class C	—	—	—
Class R	—	—	—
Class Y	—	—	—
Return of capital:
Class A	—	—	(56)
Class B	—	—	(6)
Class C	—	—	(3)
Class R	—	—	— (1)
Class Y	—	—	(692)

Total distributions	—	—	(3,045)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	13,213	945	15,121
Reinvestment of distributions	—	—	217
Payments for redemptions	(33,886)	(2,433)	(33,271)

Increase (decrease) in net assets from Class A transactions	(20,673)	(1,488)	(17,933)

Class B:
Proceeds from sales	736	48	1,151
Reinvestment of distributions	—	—	25
Payments for redemptions (note 3)	(7,250)	(557)	(9,138)

Increase (decrease) in net assets from Class B transactions	(6,514)	(509)	(7,962)

Class C:
Proceeds from sales	538	57	1,190
Reinvestment of distributions	—	—	12
Payments for redemptions (note 3)	(3,347)	(392)	(4,197)

Increase (decrease) in net assets from Class C transactions	(2,809)	(335)	(2,995)

Class R:
Proceeds from sales	261	2	286
Reinvestment of distributions	—	—	—
Payments for redemptions	(14)	—	—

Increase in net assets from Class R transactions	247	2	286

Class Y:
Proceeds from sales	132,441	14,066	165,303
Reinvestment of distributions	—	—	1,595
Payments for redemptions	(237,022)	(9,839)	(628,503)

Increase (decrease) in net assets from Class Y transactions	(104,581)	4,227	(461,605)

Increase (decrease) in net assets from capital share transactions	(134,330)	1,897	(490,209)

Total increase (decrease) in net assets	(77,674)	(3,353)	(350,948)
Net assets at beginning of period	984,784	988,137	1,339,085

Net assets at end of period	$907,110	$984,784	$988,137

Undistributed (distributions in excess of) net investment income at end of period	$1,285	$(1)	$(1)

(1)	Due to the presentation of the financial statements in thousands, the numbers round to zero.
The accompanying notes are an integral part of the financial statements.
96      First American Funds Annual Report 2006

Large Cap			Large Cap
Select Fund			Value Fund

	One-Month			One-Month
Year	Fiscal Period	Year	Year	Fiscal Period	Year
Ended	Ended	Ended	Ended	Ended	Ended
10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05

$2,823	$14	$1,942	$11,200	$20	$11,497
8,397	(731)	16,321	79,006	4,760	84,365
—	—	24,162	—	—	70,893
—	—	(201)	—	—	—
34,939	(2,844)	8,570	61,680	(27,139)	17,537
—	—	165	—	—	—

46,159	(3,561)	50,959	151,886	(22,359)	184,292

(29)	—	(10)	(1,231)	(13)	(1,072)
— (1)	—	—	(77)	—	(62)
— (1)	—	—	(32)	—	(21)
— (1)	—	—	— (1)	—	—
(2,872)	—	(1,808)	(9,972)	(148)	(10,036)
(250)	—	(17)	(3,787)	—	—
(26)	—	(4)	(419)	—	—
(8)	—	(1)	(170)	—	—
(1)	—	—	— (1)	—	—
(14,936)	—	(4,604)	(23,452)	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(18,122)	—	(6,444)	(39,140)	(161)	(11,191)

4,957	488	4,711	10,688	1,048	17,717
143	—	18	4,696	12	1,012
(4,049)	(49)	(362)	(32,648)	(1,369)	(28,635)

1,051	439	4,367	(17,264)	(309)	(9,906)

193	16	341	627	20	698
23	—	5	486	—	61
(180)	(3)	(98)	(6,446)	(705)	(10,604)

36	13	248	(5,333)	(685)	(9,845)

73	—	144	540	60	666
8	—	1	198	—	20
(28)	—	(31)	(1,582)	(226)	(2,263)

53	—	114	(844)	(166)	(1,577)

133	—	—	146	—	5
1	—	—	1	—	—
(30)	—	—	(2)	—	—

104	—	—	145	—	5

173,185	17,143	229,583	95,353	4,449	88,145
7,404	—	4,810	21,057	85	6,324
(73,053)	(2,242)	(240,782)	(127,822)	(9,749)	(502,220)

107,536	14,901	(6,389)	(11,412)	(5,215)	(407,751)

108,780	15,353	(1,660)	(34,708)	(6,375)	(429,074)

136,817	11,792	42,855	78,038	(28,895)	(255,973)
347,498	335,706	292,851	878,186	907,081	1,163,054

$484,315	$347,498	$335,706	$956,224	$878,186	$907,081

$78	$156	$142	$—	$—	$137

First American Funds Annual Report 2006       97

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions			Net Asset
	Value	Net	Gains	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	from Return		End of
	of Period	Income (Loss)	Investments	Income	of Capital		Period

Large Cap Growth Opportunities (1)
Class A
2006 (2)	$27.86	$(0.02)	$1.74	$—	$—		$29.58
2005 (3)	28.02	(0.01)	(0.15)	—	—		27.86
2005 (4)	25.00	(0.01)	3.08	(0.04)	(0.01)		28.02
2004 (4)	22.84	(0.03)	2.20	(0.01)	—	(6)	25.00
2003 (4)	19.16	—	3.73	(0.05)	—		22.84
2002 (4)	24.44	—	(5.23)	(0.05)	—		19.16
Class B
2006 (2)	$26.58	$(0.22)	$1.65	$—	$—		$28.01
2005 (3)	26.75	(0.03)	(0.14)	—	—		26.58
2005 (4)	24.02	(0.20)	2.96	(0.02)	(0.01)		26.75
2004 (4)	22.10	(0.21)	2.13	—	—	(6)	24.02
2003 (4)	18.64	(0.18)	3.64	—	—		22.10
2002 (4)	23.94	(0.18)	(5.09)	(0.03)	—		18.64
Class C
2006 (2)	$27.12	$(0.23)	$1.69	$—	$—		$28.58
2005 (3)	27.29	(0.03)	$(0.14)	—	—		27.12
2005 (4)	24.51	(0.20)	3.00	(0.01)	(0.01)		27.29
2004 (4)	22.55	(0.21)	2.17	—	—	(6)	24.51
2003 (4)	19.03	(0.18)	3.72	(0.02)	—		22.55
2002 (4)	24.44	(0.18)	(5.19)	(0.04)	—		19.03
Class R (5)
2006 (2)	$27.78	$(0.09)	$1.72	$—	$—		$29.41
2005 (3)	27.94	(0.02)	(0.14)	—	—		27.78
2005 (4)	24.98	(0.16)	3.17	(0.05)	—	(6)	27.94
2004 (4)	22.85	(0.02)	2.16	(0.01)	—	(6)	24.98
2003 (4)	19.17	—	3.73	(0.05)	—		22.85
2002 (4)	24.45	—	(5.23)	(0.05)	—		19.17
Class Y
2006 (2)	$28.64	$0.05	$1.79	$—	$—		$30.48
2005 (3)	28.79	(0.01)	(0.14)	—	—		28.64
2005 (4)	25.63	0.07	3.15	(0.04)	(0.02)		28.79
2004 (4)	23.38	0.03	2.25	(0.02)	(0.01)		25.63
2003 (4)	19.59	0.07	3.80	(0.08)	—		23.38
2002 (4)	24.93	0.06	(5.33)	(0.07)	—		19.59

(1)	Per share data calculated using average shares outstanding method.

(2)	For the period November 1 to October 31 in the year indicated.

(3)	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Includes a tax return of capital of less than $0.01.

(7)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
98      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (7)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

6.17%	$90,285	1.19%	(0.07)%	1.19%	(0.07)%	94%
(0.57)	104,960	1.21	(0.47)	1.21	(0.47)	6
12.30	107,079	1.17	(0.03)	1.20	(0.06)	103
9.52	112,379	1.15	(0.13)	1.19	(0.17)	113
19.50	93,331	1.15	(0.02)	1.19	(0.06)	83
(21.46)	24,647	1.15	(0.02)	1.22	(0.09)	43

5.38%	$13,990	1.94%	(0.82)%	1.94%	(0.82)%	94%
(0.64)	19,601	1.96	(1.22)	1.96	(1.22)	6
11.47	20,239	1.92	(0.77)	1.95	(0.80)	103
8.69	25,633	1.90	(0.87)	1.94	(0.91)	113
18.58	37,853	1.90	(0.84)	1.94	(0.88)	83
(22.06)	2,928	1.90	(0.75)	1.97	(0.82)	43

5.38%	$8,424	1.94%	(0.82)%	1.94%	(0.82)%	94%
(0.62)	10,739	1.96	(1.22)	1.96	(1.22)	6
11.44	11,147	1.92	(0.78)	1.95	(0.81)	103
8.69	12,811	1.90	(0.87)	1.94	(0.91)	113
18.60	15,365	1.90	(0.81)	1.94	(0.85)	83
(22.03)	476	1.90	(0.73)	1.97	(0.80)	43

5.87%	$558	1.44%	(0.32)%	1.57%	(0.45)%	94%
(0.57)	290	1.46	(0.72)	1.61	(0.87)	6
12.04	290	1.42	(0.57)	1.60	(0.75)	103
9.38	1	1.15	(0.08)	1.19	(0.12)	113
19.51	15,890	1.15	(0.01)	1.19	(0.05)	83
(21.45)	2,376	1.15	0.00	1.22	(0.07)	43

6.42%	$793,853	0.94%	0.18%	0.94%	0.18%	94%
(0.52)	849,194	0.96	(0.22)	0.96	(0.22)	6
12.58	849,382	0.92	0.26	0.95	0.23	103
9.76	1,188,261	0.90	0.13	0.94	0.09	113
19.78	1,072,174	0.90	0.31	0.94	0.27	83
(21.23)	255,311	0.90	0.24	0.97	0.17	43

First American Funds Annual Report 2006       99

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income (Loss)	Investments	Income	Gains	Period

Large Cap Select Fund (1)
Class A
2006 (2)	$14.30	$0.06	1.48	$(0.06)	$(0.60)	$15.18
2005 (3)	14.47	—	(0.17)	—	—	14.30
2005 (4)	12.52	0.06	2.15	(0.06)	(0.20)	14.47
2004 (4)	11.45	0.04	1.19	(0.05)	(0.11)	12.52
2003 (6)	10.00	0.03	1.46	(0.04)	—	11.45
Class B
2006 (2)	$14.12	$(0.05)	$1.48	$(0.01)	$(0.60)	$14.94
2005 (3)	14.30	(0.01)	(0.17)	—	—	14.12
2005 (4)	12.41	(0.05)	2.15	(0.01)	(0.20)	14.30
2004 (4)	11.41	(0.06)	1.18	(0.01)	(0.11)	12.41
2003 (6)	10.00	(0.03)	1.45	(0.01)	—	11.41
Class C
2006 (2)	$14.13	$(0.05)	$1.48	$(0.01)	$(0.60)	$14.95
2005 (3)	14.31	(0.01)	(0.17)	—	—	14.13
2005 (4)	12.43	(0.05)	2.14	(0.01)	(0.20)	14.31
2004 (4)	11.42	(0.06)	1.19	(0.01)	(0.11)	12.43
2003 (6)	10.00	(0.02)	1.45	(0.01)	—	11.42
Class R (5)
2006 (2)	$14.26	$0.01	$1.49	$(0.04)	$(0.60)	$15.12
2005 (3)	14.43	(0.01)	(0.16)	—	—	14.26
2005 (4)	12.49	0.02	2.15	(0.03)	(0.20)	14.43
2004 (4)	11.44	0.02	1.18	(0.04)	(0.11)	12.49
2003 (6)	10.00	0.03	1.44	(0.03)	—	11.44
Class Y
2006 (2)	$14.33	$0.10	$1.49	$(0.10)	$(0.60)	$15.22
2005 (3)	14.49	—	(0.16)	—	—	14.33
2005 (4)	12.53	0.09	2.16	(0.09)	(0.20)	14.49
2004 (4)	11.45	0.07	1.19	(0.07)	(0.11)	12.53
2003 (6)	10.00	0.05	1.45	(0.05)	—	11.45

(1)	Per share data calculated using average shares outstanding method.

(2)	For the period November 1 to October 31 in the year indicated.

(3)	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	For the period from January 31, 2003, when the class of shares was first offered, to September 30, 2003. All ratios for the period have been annualized, except total return and portfolio turnover.

(7)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
100      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average Net
	Net Assets	Expenses to	Income (Loss)	Net Assets	Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (7)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

11.07%	$7,152	1.20%	0.41%	1.20%	0.41%	112%
(1.17)	5,682	1.19	(0.20)	1.19	(0.20)	8
17.83	5,299	1.17	0.41	1.22	0.36	176
10.82	714	1.15	0.30	1.21	0.24	67
14.91	215	1.15	0.42	1.24	0.33	65
10.32%	$643	1.95%	(0.34)%	1.95%	(0.34)%	112%
(1.26)	573	1.94	(0.95)	1.94	(0.95)	8
17.02	567	1.92	(0.36)	1.97	(0.41)	176
9.89	270	1.90	(0.44)	1.96	(0.50)	67
14.18	113	1.90	(0.35)	1.99	(0.44)	65
10.36%	$248	1.95%	(0.35)%	1.95%	(0.35)%	112%
(1.26)	180	1.94	(0.95)	1.94	(0.95)	8
16.91	182	1.92	(0.35)	1.97	(0.40)	176
9.98	59	1.90	(0.45)	1.96	(0.51)	67
14.27	26	1.90	(0.32)	1.99	(0.41)	65
10.79%	$118	1.45%	0.08%	1.57%	(0.04)%	112%
(1.18)	2	1.44	(0.45)	1.59	(0.60)	8
17.54	2	1.42	0.14	1.62	(0.06)	176
10.60	1	1.32	0.18	1.38	0.12	67
14.76	1	1.15	0.39	1.24	0.30	65
11.37%	$476,154	0.95%	0.66%	0.95%	0.66%	112%
(1.10)	341,061	0.94	0.05	0.94	0.05	8
18.14	329,656	0.92	0.67	0.97	0.62	176
11.10	291,807	0.90	0.57	0.96	0.51	67
15.02	126,391	0.90	0.71	0.99	0.62	65

First American Funds Annual Report 2006       101

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income (Loss)	Investments	Income	Gains	Period

Large Cap Value Fund (1)
Class A
2006 (2)	$19.56	$0.21	$3.19	$(0.21)	$(0.63)	$22.12
2005 (3)	20.06	—	(0.50)	—	—	19.56
2005 (4)	17.21	0.17	2.85	(0.17)	—	20.06
2004 (4)	14.97	0.15	2.24	(0.15)	—	17.21
2003 (4)	12.77	0.18	2.20	(0.18)	—	14.97
2002 (4)	15.98	0.14	(3.21)	(0.14)	—	12.77
Class B
2006 (2)	$19.12	$0.06	$3.11	$(0.12)	$(0.63)	$21.54
2005 (3)	19.62	(0.01)	(0.49)	—	—	19.12
2005 (4)	16.87	0.03	2.78	(0.06)	—	19.62
2004 (4)	14.70	0.03	2.20	(0.06)	—	16.87
2003 (4)	12.55	0.08	2.15	(0.08)	—	14.70
2002 (4)	15.71	0.02	(3.15)	(0.03)	—	12.55
Class C
2006 (2)	$19.35	$0.06	$3.15	$(0.12)	$(0.63)	$21.81
2005 (3)	19.85	(0.01)	(0.49)	—	—	19.35
2005 (4)	17.07	0.03	2.81	(0.06)	—	19.85
2004 (4)	14.87	0.03	2.23	(0.06)	—	17.07
2003 (4)	12.70	0.08	2.17	(0.08)	—	14.87
2002 (4)	15.90	0.02	(3.19)	(0.03)	—	12.70
Class R (5)
2006 (2)	$19.55	$0.12	$3.23	$(0.17)	$(0.63)	$22.10
2005 (3)	20.06	(0.01)	(0.50)	—	—	19.55
2005 (4)	17.22	0.12	2.85	(0.13)	—	20.06
2004 (4)	14.96	0.17	2.23	(0.14)	—	17.22
2003 (4)	12.77	0.18	2.19	(0.18)	—	14.96
2002 (4)	15.97	0.13	(3.18)	(0.15)	—	12.77
Class Y
2006 (2)	$19.62	$0.26	$3.21	$(0.27)	$(0.63)	$22.19
2005 (3)	20.12	—	(0.50)	—	—	19.62
2005 (4)	17.26	0.22	2.86	(0.22)	—	20.12
2004 (4)	15.01	0.20	2.24	(0.19)	—	17.26
2003 (4)	12.80	0.22	2.20	(0.21)	—	15.01
2002 (4)	16.02	0.18	(3.22)	(0.18)	—	12.80

(1)	Per share data calculated using average shares outstanding method.

(2)	For the period November 1 to October 31 in the year indicated.

(3)	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
102      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

17.93%	$115,438	1.19%	1.05%	1.19%	1.05%	55%
(2.48)	118,443	1.21	(0.17)	1.21	(0.17)	2
17.62	121,809	1.17	0.90	1.20	0.87	61
16.01	113,683	1.15	0.91	1.19	0.87	104
18.71	88,024	1.15	1.30	1.20	1.25	94
(19.37)	85,182	1.15	0.86	1.20	0.81	82

17.04%	$9,815	1.94%	0.32%	1.94%	0.32%	55%
(2.55)	13,826	1.96	(0.92)	1.96	(0.92)	2
16.70	14,876	1.92	0.15	1.95	0.12	61
15.19	21,829	1.90	0.19	1.94	0.15	104
17.83	30,987	1.90	0.56	1.95	0.51	94
(19.96)	33,720	1.90	0.11	1.95	0.06	82
17.05%	$5,174	1.94%	0.30%	1.94%	0.30%	55%
(2.52)	5,399	1.96	(0.92)	1.96	(0.92)	2
16.75	5,710	1.92	0.15	1.95	0.12	61
15.21	6,344	1.90	0.18	1.94	0.14	104
17.76	6,844	1.90	0.56	1.95	0.51	94
(19.97)	7,524	1.90	0.11	1.95	0.06	82

17.63%	$164	1.44%	0.58%	1.55%	0.47%	55%
(2.54)	7	1.46	(0.42)	1.61	(0.57)	2
17.34	7	1.42	0.61	1.60	0.43	61
16.05	1	1.15	1.00	1.19	0.96	104
18.63	23,845	1.15	1.30	1.20	1.25	94
(19.36)	24,129	1.15	0.90	1.20	0.85	82
18.23%	$825,633	0.94%	1.29%	0.94%	1.29%	55%
(2.47)	740,511	0.96	0.08	0.96	0.08	2
17.92	764,679	0.92	1.17	0.95	1.14	61
16.31	1,021,197	0.90	1.17	0.94	1.13	104
19.04	874,267	0.90	1.55	0.95	1.50	94
(19.22)	825,179	0.90	1.11	0.95	1.06	82

First American Funds Annual Report 2006       103

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Balanced Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 61.0%
Consumer Discretionary – 8.3%
Cheesecake Factory (a) (b)	2,899	$82
Children’s Place Retail Stores (a) (b)	3,529	248
Christopher & Banks	6,186	167
Circuit City Stores (a)	90,404	2,439
Comcast, Class A (a) (b)	135,386	5,506
Cosi (a) (b)	26,331	114
Gap	291,816	6,134
GSI Commerce (a) (b)	10,010	180
Hibbett Sporting Goods (b)	5,478	160
Interface, Class A (b)	3,001	44
J.C. Penney (a)	32,376	2,436
Lowe’s	84,604	2,550
Mattel	102,055	2,309
McCormick & Schmick’s Seafood Restaurant (b)	3,107	82
Nautilus Group (a)	28,843	408
Newell Rubbermaid (a)	120,035	3,455
Nutri/ System (a) (b)	4,794	296
Omnicom Group (a)	29,432	2,986
P.F. Chang’s China Bistro (a) (b)	2,428	101
RARE Hospitality International (b)	3,012	95
Ruth’s Chris Steak House (b)	6,864	135
Scientific Games, Class A (b)	8,773	246
Station Casinos (a)	1,632	98
Texas Roadhouse, Class A (a) (b)	7,964	115
Tween Brands (a) (b)	4,169	174
WCI Communities (b)	5,999	97
WMS Industries (a) (b)	1,754	62

		30,719

Consumer Staples – 4.4%
Altria Group	48,086	3,911
Avon Products	64,326	1,956
Central Garden & Pet (a) (b)	4,897	245
PepsiCo	48,189	3,057
Reddy Ice Holdings	4,398	106
Reliv International	10,884	109
Usana Health Sciences (a) (b)	5,175	232
Wal-Mart Stores	135,143	6,660

		16,276

Energy – 8.2%
Apache	69,751	4,556
Arena Resources (a) (b)	1,880	67
Brigham Exploration (b)	19,119	149
Cameron International (a) (b)	24,025	1,204
Compton Petroleum (b)	13,575	144
Comstock Resources (a) (b)	6,363	177
ConocoPhillips	66,517	4,007
Exxon Mobil	129,273	9,233
Halliburton	80,046	2,589
Helix Energy Solutions Group (a) (b)	5,508	178
Hess (a)	51,430	2,181
St. Mary Land & Exploration	3,665	137
Western Refining (a)	3,755	88
W-H Energy Services (a) (b)	1,445	68
Williams	141,276	3,451
XTO Energy	49,114	2,292

		30,521

Financials – 12.3%
ACE	75,021	4,295
Affiliated Managers Group (a) (b)	3,026	303
AllianceBernstein Holding	27,277	2,119
Ambac Financial Group	29,407	2,455
American International Group	152,553	10,247
Bank of America (a)	177,306	9,551
BioMed Realty Trust – REIT (a)	4,898	158
CoBiz	2,549	58
Columbia Banking System	3,263	103
Cullen/ Frost Bankers	5,105	276
Dime Community Bancshares	9,788	137
East West Bancorp	6,026	220
First Financial Bankshares (a)	2,190	88
First Marblehead (a)	672	45
First Potomac Realty Trust – REIT	6,938	215
First Republic Bank (a)	6,307	246
Goldman Sachs Group	17,253	3,274
ICICI Bank, ADR	52,292	1,838
Independent Bank	5,231	175
Investors Financial Services	3,464	136
Kite Realty Group Trust – REIT	9,696	178
LaSalle Hotel Properties – REIT	2,242	95
Maguire Properties – REIT (a)	1,959	84
Morgan Stanley	81,209	6,207
Newcastle Investment – REIT	4,595	136
NorthStar Realty Finance – REIT	7,346	111
Platinum Underwriters Holdings	8,061	241
PMI Group (a)	45,691	1,949
SL Green Realty – REIT (a)	1,644	199
South Financial Group	3,631	96
Thomas Weisel Partners Group (a) (b)	8,689	139
Umpqua Holdings (a)	5,203	147
Winston Hotels – REIT	3,698	45

		45,566

Healthcare – 7.1%
Alcon (a)	20,559	2,181
Amgen (b)	47,874	3,634
Caliper Life Sciences (b)	7,002	36
Celgene (a) (b)	23,387	1,250
Coventry Health Care (b)	45,018	2,114
Curis (b)	24,949	37
Dexcom (a) (b)	3,601	32
DJ Orthopedics (a) (b)	5,602	225
Genzyme (a) (b)	14,942	1,009
Healthways (a) (b)	3,022	128
Horizon Health (a) (b)	5,433	84
Human Genome Sciences (a) (b)	8,129	108
ICU Medical (a) (b)	4,590	194
Immucor (b)	5,131	141
ImmunoGen (a) (b)	14,698	59
K-V Pharmaceutical, Class A (b)	4,713	105
Laboratory Corporation of America (b)	22,880	1,567
LCA-Vision (a)	4,918	173
Magellan Health Services (b)	5,500	240
Medarex (a) (b)	7,602	98
Merge Technologies (a) (b)	6,082	47
Neurocrine Biosciences (a) (b)	1,470	17
Novartis AG, ADR	55,775	3,387
Pediatrix Medical Group (b)	8,367	376
Quidel (b)	2,389	37
Salix Pharmaceuticals (a) (b)	11,090	148
Senomyx (a) (b)	6,363	98
SonoSite (b)	1,899	54
SurModics (a) (b)	3,365	117
UnitedHealth Group	64,736	3,158
Vertex Pharmaceuticals (a) (b)	3,120	127
Wyeth Pharmaceuticals	101,815	5,196

		26,177

The accompanying notes are an integral part of the financial statements.
104      First American Funds Annual Report 2006

Balanced Fund (continued)
DESCRIPTION	SHARES	VALUE

Industrials – 6.7%
Acuity Brands (a)	2,157	$107
AirTran Holdings (a) (b)	27,750	277
AMETEK (a)	6,451	301
Boeing	63,191	5,046
CLARCOR	2,192	71
CRA International (a) (b)	3,547	180
Eaton	32,682	2,367
Energy Conversion Devices (a) (b)	1,664	61
ESCO Technologies (a) (b)	1,730	75
Forward Air (a)	6,731	219
General Electric	224,277	7,874
Kennametal	1,679	104
KVH Industries (b)	1,630	18
L-3 Communications Holdings	49,023	3,947
Labor Ready (b)	10,834	190
Lennox International (a)	10,199	275
Manitowoc	2,989	164
NCI Building Systems (a) (b)	3,334	200
Parker Hannifin	28,812	2,410
Power-One (a) (b)	27,576	189
Steelcase, Class A	13,387	222
Timken (a)	3,577	107
WESCO International (a) (b)	3,094	202

		24,606

Information Technology – 11.1%
Advanced Analogic Technologies (a) (b)	15,525	97
Aeroflex (b)	5,267	57
Apple Computer (b)	26,960	2,186
BISYS Group (b)	31,950	353
Cogent (a) (b)	9,298	107
Corning (b)	116,240	2,375
Digital River (a) (b)	2,083	120
Digitas (a) (b)	21,507	227
EMC (b)	220,737	2,704
Entegris (a) (b)	34,145	383
F5 Networks (b)	3,679	243
Fiserv (b)	71,789	3,546
Harmonic (b)	13,918	113
Hewlett-Packard	127,200	4,928
Hutchinson Technology (a) (b)	11,527	267
Hyperion Solutions (a) (b)	7,212	270
Intel	106,740	2,278
Motorola	175,694	4,051
NVIDIA (b)	109,840	3,830
Oracle (b)	270,555	4,997
Plexus (b)	2,060	45
PMC-Sierra (a) (b)	29,158	193
Progress Software (b)	5,347	154
QUALCOMM	80,172	2,917
Rackable Systems (a) (b)	3,761	117
Silicon Image (b)	15,595	184
Stellent	13,972	156
Stratasys (a) (b)	3,325	93
Stratex Networks (a) (b)	27,995	131
Tessera Technologies (b)	5,329	186
Texas Instruments	119,569	3,609
TIBCO Software (a) (b)	17,660	163
Trident Microsystems (a) (b)	8,710	184

		41,264

Materials – 0.8%
Albemarle	3,770	245
Century Aluminum (a) (b)	2,809	110
International Paper (a)	71,572	2,387

Balanced Fund (continued)
DESCRIPTION	SHARES/PAR	VALUE

Schnitzer Steel Industries, Class A	4,551	$159
Texas Industries	2,338	145

		3,046

Telecommunication Services – 2.1%
ALLTEL (a)	61,934	3,302
General Communication (b)	10,503	137
Verizon Communications	86,455	3,199
Windstream (a)	91,542	1,256

		7,894

Utilities – 0.0%
NSTAR (a)	2,527	88

Total Common Stocks
(Cost $195,101)		226,157

Investment Companies – 4.1%
iShares MSCI EAFE Index Fund (a)	162,100	11,394
iShares MSCI Emerging Markets Index Fund (a)	10,500	1,088
iShares MSCI EMU Index Fund (a)	6,800	662
iShares MSCI Japan Index Fund (a)	74,500	1,029
iShares MSCI Pacific ex-Japan Index Fund (a)	3,300	394
iShares S&P Europe 350 Index Fund (a)	6,100	611

Total Investment Companies
(Cost $11,146)		15,178

U.S. Government Agency Mortgage-Backed Securities – 11.7%
Adjustable Rate (c) – 1.3%
Federal Home Loan Mortgage Corporation Pool
7.168%, 01/01/2028, #786281	$205	208
5.790%, 07/01/2036, #1K1238 (a)	1,084	1,091
Federal National Mortgage Association Pool
6.164%, 04/01/2018, #070009	47	47
6.379%, 09/01/2033, #725553 (a)	747	753
5.280%, 11/01/2034, #735054	843	823
4.864%, 09/01/2035, #745168 (a)	832	819
5.731%, 09/01/2036, #884778	1,070	1,075

		4,816

Fixed Rate – 10.4%
Federal Home Loan Mortgage Corporation Pool
4.000%, 04/01/2008, #M90808 (a)	583	575
6.500%, 04/01/2008, #E00225	8	8
7.000%, 04/01/2008, #E46044	4	4
4.000%, 10/01/2010, #M80855	849	821
5.500%, 03/01/2013, #E00546	117	118
4.500%, 05/01/2018, #P10032 (a)	423	416
6.500%, 11/01/2028, #C00676	506	520
7.000%, 12/01/2029, #G01091	94	97
6.500%, 07/01/2031, #A17212 (a)	345	354
6.000%, 05/01/2032, #C01361	117	118
Federal National Mortgage Association Pool
3.790%, 07/01/2013, #386314 (a)	1,334	1,243
6.000%, 09/01/2017, #653368	271	276
5.000%, 07/01/2018, #555621	1,183	1,168
5.000%, 12/01/2018, #725012	984	971
4.500%, 06/01/2019, #045181	350	339
5.000%, 11/01/2019, #725934	286	282
5.500%, 01/01/2020, #735386 (a)	541	543
5.500%, 06/01/2020, #735792	462	464
5.000%, 02/01/2021, #745279 (a)	1,549	1,526
6.000%, 10/01/2022, #254513 (a)	464	471
5.500%, 10/01/2024, #255456 (a)	956	953
5.500%, 12/01/2024, #357662	811	808
5.500%, 02/01/2025, #255628 (a)	951	949
First American Funds Annual Report 2006       105

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Balanced Fund (continued)
DESCRIPTION	PAR	VALUE

7.000%, 04/01/2029, #323681	$109	$113
6.500%, 12/01/2031, #254169 (a)	435	443
6.000%, 04/01/2032, #745101 (a)	951	969
6.500%, 05/01/2032, #640032	774	793
7.000%, 07/01/2032, #545815 (a)	197	204
6.000%, 09/01/2032, #254447 (a)	378	381
6.000%, 01/01/2033, #676647	657	662
5.500%, 04/01/2033, #694605	1,045	1,035
5.500%, 06/01/2033, #843435 (a)	467	463
5.500%, 07/01/2033, #728667 (a)	550	545
5.500%, 08/01/2033, #733380 (a)	1,177	1,167
5.000%, 10/01/2033, #741897	819	793
5.500%, 10/01/2033, #555800 (a)	1,214	1,203
5.500%, 11/01/2033 (d)	3,965	3,918
6.000%, 11/01/2033, #772130	220	222
6.000%, 11/01/2033, #772256	211	213
5.500%, 12/01/2033, #756202	722	716
5.000%, 03/01/2034, #725205 (a)	917	888
5.000%, 03/01/2034, #725250 (a)	817	791
5.500%, 04/01/2034, #725424 (a)	440	436
5.500%, 05/01/2034, #357571 (a)	797	789
5.000%, 06/01/2034, #782909 (a)	395	382
6.500%, 06/01/2034, #735273	820	840
6.000%, 11/14/2035 (d)	1,170	1,177
5.500%, 03/01/2036, #865972 (a)	1,219	1,205
5.500%, 03/01/2036, #870157 (a)	1,177	1,163
6.500%, 04/01/2036, #852909 (a)	757	771
6.500%, 07/01/2036, #831683	655	668
6.000%, 08/01/2036, #885536	1,584	1,594
6.500%, 08/01/2036, #893318	604	615
Government National Mortgage Association Pool
6.500%, 10/20/2010, #002108	15	16
7.500%, 06/15/2027, #447728	9	9
7.500%, 09/15/2027, #455516	12	13
7.000%, 04/15/2029, #506639	166	172

		38,393

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $43,559)		43,209

Asset-Backed Securities – 6.6%
Automotive – 0.9%
Harley-Davidson Motorcycle Trust
Series 2005-4, Class A2
4.850%, 06/15/2012	470	468
Hertz Vehicle Financing
Series 2005-2A, Class A6
5.080%, 11/25/2011 (e)	935	931
Triad Auto Receivables Owner Trust
Series 2006-A, Class A3
4.770%, 01/12/2011	720	717
Volkswagen Auto Loan Enhanced Trust
Series 2005-1, Class A4
4.860%, 04/20/2012	1,170	1,165

		3,281

Commercial – 4.4%
Bank of America Commercial Mortgage
Series 2004-5, Class A3
4.561%, 11/10/2041	710	691
Series 2006-2, Class A4
5.741%, 05/10/2045	340	353
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4
5.405%, 12/11/2040 (a)	635	640
Commercial Mortgage Pass-Through Certificates
Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 (e)	$585	$591
Series 2005-LP5, Class A2
4.630%, 05/10/2043	925	912
Deutsche Mortgage and Asset Receiving
Series 1998-C1, Class A2
6.538%, 06/15/2031	346	349
GE Capital Commercial Mortgage Corporation
Series 2005-C3, Class A2
4.853%, 07/10/2045	725	719
GMAC Commercial Mortgage Securities
Series 2004-C2, Class A1
3.896%, 08/10/2038	540	530
Series 2005-C1, Class A2
4.471%, 05/10/2043	1,195	1,173
Greenwich Capital Commercial Funding
Series 2003-C1, Class A2
3.285%, 07/05/2035	1,761	1,687
Series 2005-GG5, Class A2
5.117%, 04/10/2037	1,600	1,600
Series 2005-GG5, Class A5
5.224%, 04/10/2037	750	747
GS Mortgage Securities II
Series 2006-GG8, Class A4
5.560%, 11/10/2039	1,965	2,002
Series 2006-RR2, Class A1
5.689%, 06/23/2046 (c) (e)	985	998
J.P. Morgan Chase Commercial Mortgage Securities
Series 2005-LDP5, Class A4
5.179%, 12/15/2044 (c)	540	540
LB-UBS Commercial Mortgage Trust
Series 2003-C3, Class A2
3.086%, 05/15/2027	1,280	1,241
Series 2005-C7, Class A2
5.103%, 11/15/2030	800	799
Nomura Asset Securities
Series 1998-D6, Class A1B
6.590%, 03/15/2030	749	760

		16,332

Credit Cards – 0.5%
Citibank Credit Card Issuance Trust
Series 2006-A4, Class A4
5.450%, 05/10/2013	805	819
MBNA Credit Card Master Note Trust
Series 2005-A1, Class A1
4.200%, 09/15/2010	1,130	1,116

		1,935

Home Equity – 0.0%
Saxon Asset Securities Trust
Series 2004-1, Class A
5.590%, 03/25/2035 (c)	16	16

Other – 0.8%
Global Signal Trust
Series 2004-2A, Class A
4.232%, 12/15/2014 (e)	750	732
GRP/ AG Real Estate Asset Trust
Series 2005-1, Class A
4.850%, 01/25/2035 (e)	74	73
The accompanying notes are an integral part of the financial statements.
106      First American Funds Annual Report 2006

Balanced Fund (continued)
DESCRIPTION	PAR	VALUE

Small Business Administration
Series 2006-P10A, Class 1
5.408%, 02/10/2016	$1,079	$1,086
Series 2006-P10B, Class 1
5.681%, 08/10/2016	1,145	1,163

		3,054

Total Asset-Backed Securities
(Cost $24,619)		24,618

Corporate Bonds – 5.5%
Banking – 0.1%
J.P. Morgan Chase
5.150%, 10/01/2015	160	157
J.P. Morgan Chase Capital XX
Series T
6.550%, 09/29/2036	235	243

		400

Basic Industry – 0.8%
Celulosa Arauco y Constitucion
5.625%, 04/20/2015	230	226
Falconbridge
7.350%, 06/05/2012	320	345
FMG Finance
10.000%, 09/01/2013 (a) (e)	195	189
Ineos Group Holdings
8.500%, 02/15/2016 (a) (e)	410	395
LPG International
7.250%, 12/20/2015	290	288
Noble Group
6.625%, 03/17/2015 (e)	255	230
Sino Forest
9.125%, 08/17/2011 (e)	195	206
Southern Copper
7.500%, 07/27/2035 (a)	390	417
Teck Cominco Limited
6.125%, 10/01/2035	190	185
Vale Overseas
6.250%, 01/11/2016	175	176
Vedanta Resources
6.625%, 02/22/2010 (e)	180	177

		2,834

Brokerage – 0.2%
Merrill Lynch
6.050%, 05/16/2016 (a)	465	483
Morgan Stanley
5.375%, 10/15/2015 (a)	440	437

		920

Capital Goods – 0.3%
Chart Industries
9.125%, 10/15/2015 (e)	195	204
Hutchison Whampoa International
7.450%, 11/24/2033 (e)	210	242
Owens-Illinois
8.100%, 05/15/2007 (a)	325	327
Siemens Financiering
6.125%, 08/17/2026 (a) (e)	225	234

		1,007

Communications – 0.8%
C & M Finance
8.100%, 02/01/2016 (a) (e)	180	180
Comcast
7.050%, 03/15/2033 (a)	430	466
Dex Media West
9.875%, 08/15/2013	$221	$240
Echostar DBS
7.000%, 10/01/2013 (e)	160	159
Embarq
7.995%, 06/01/2036	245	260
Sprint Capital
6.900%, 05/01/2019	400	420
Telecom Italia Capital
7.200%, 07/18/2036	235	247
Time Warner Entertainment
8.375%, 07/15/2033	435	530
Verizon Global Funding
7.750%, 12/01/2030	200	234
Vimpelcom
8.250%, 05/23/2016 (e)	230	238

		2,974

Consumer Cyclical – 0.5%
Autonation
7.000%, 04/15/2014	290	289
DaimlerChrysler
4.875%, 06/15/2010	130	127
Duty Free International
7.000%, 01/15/2004 (f) (g)	588	118
Ford Motor
7.450%, 07/16/2031 (a)	635	498
Galaxy Entertainment
9.875%, 12/15/2012 (e)	175	185
General Motors
8.250%, 07/15/2023	230	204
Lippo Karwaci Finance
8.875%, 03/09/2011	175	167
MGM Mirage
6.625%, 07/15/2015	290	274

		1,862

Consumer Non Cyclical – 0.2%
Fisher Scientific International
6.750%, 08/15/2014	220	224
Kroger
6.750%, 04/15/2012	350	368

		592

Electric – 0.6%
Edison Mission Energy
7.500%, 06/15/2013 (e)	175	180
Florida Power & Light
5.650%, 02/01/2037 (a)	270	270
National Grid
6.300%, 08/01/2016 (a)	230	240
NRG Energy
7.250%, 02/01/2014	310	313
Ohio Power, Series K
6.000%, 06/01/2016 (a)	275	284
Oncor Electric Delivery
7.000%, 05/01/2032	225	250
Pacific Gas & Electric
6.050%, 03/01/2034 (a)	230	235
Taqa Abu Dhabi National
6.500%, 10/27/2036 (a) (e)	355	371

		2,143

First American Funds Annual Report 2006       107

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Balanced Fund (continued)
DESCRIPTION	PAR	VALUE

Energy – 0.5%
Bluewater Finance
10.250%, 02/15/2012	$300	$306
Gazprom International
7.201%, 02/01/2020 (e)	225	237
Nexen
5.875%, 03/10/2035	270	258
Petro-Canada
5.350%, 07/15/2033	190	169
Tengizcheveroil Finance
6.124%, 11/15/2014 (e)	370	368
Tesoro
6.625%, 11/01/2015 (e)	375	365
XTO Energy
6.100%, 04/01/2036 (a)	345	345

		2,048

Finance Companies – 0.1%
Capital One Financial
6.150%, 09/01/2016	240	247
Gazprombank
6.500%, 09/23/2015	240	237

		484

Insurance – 0.5%
Liberty Mutual Group
6.500%, 03/15/2035 (e)	275	272
Marsh & McLennan
5.750%, 09/15/2015	605	583
Unumprovident
5.997%, 05/15/2008	335	337
ZFS Finance USA Trust II
6.450%, 12/15/2065 (c) (e)	520	519

		1,711

Natural Gas – 0.1%
Enterprise Products
8.375%, 08/01/2066	180	193
Southern Union
7.200%, 11/01/2066 (c)	155	157

		350

Real Estate Investment Trust – 0.2%
Health Care Properties, Series MTN
6.300%, 09/15/2016	380	387
Prologis 2006
5.750%, 04/01/2016 (a)	445	446

		833

Sovereigns – 0.2%
Russian Federation
5.000% through 03/31/2007 thereafter
7.500% 03/31/2030 (e)	330	369
United Mexican States
5.625%, 01/15/2017 (a)	305	305

		674

Technology – 0.4%
Avnet
6.000%, 09/01/2015	350	342
Chartered Semiconductor
6.375%, 08/03/2015	250	249
Ciena
3.750%, 02/01/2008	120	116
LG Electronics
5.000%, 06/17/2010 (e)	340	332
NXP BV/ NXP Funding
7.875%, 10/15/2014 (e)	$160	$162
Seagate Technology
6.375%, 10/01/2011	335	331

		1,532

Transportation – 0.0%
Hertz
8.875%, 01/01/2014 (e)	175	183

Total Corporate Bonds
(Cost $20,815)		20,547

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 5.3%
Adjustable Rate (c) – 2.8%
Bank of America Mortgage Securities
Series 2004-G, Class 2A3
4.232%, 08/25/2034	165	165
Citigroup Mortgage Loan Trust
Series 2005-7, Class 2A1A
4.861%, 09/25/2035	770	760
GMAC Mortgage Corporation Loan Trust
Series 2003-AR2, Class 4A1
4.732%, 12/19/2033	806	779
IMPAC CMB Trust
Series 2003-12, Class A1
6.090%, 12/25/2033	193	193
J.P. Morgan Trust
Series 2004-A1, Class 3A1
4.974%, 02/25/2034	1,331	1,303
Residential Funding Mortgage Securities I
Series 2006-SA2, Class 4A1
5.881%, 08/25/2036	1,045	1,040
Structured Mortgage Loan Trust
Series 2004-11, Class A
7.195%, 08/25/2034	91	92
Wachovia Mortgage Loan Trust
Series 2005-B, Class 1A1
4.957%, 10/20/2035	612	612
Washington Mutual
Series 2004-AR7, Class A6
3.941%, 07/25/2034	775	753
Wells Fargo Mortgage Backed Securities Trust
Series 2003-D, Class A1
4.798%, 02/25/2033	388	386
Series 2003-O, Class 5A1
4.803%, 01/25/2034	887	867
Series 2004-C, Class A1
4.938%, 04/25/2034	1,420	1,379
Series 2004-N, Class A3
4.101%, 08/25/2034	995	985
Series 2006-AR1, Class 2A2
5.563%, 03/25/2036	1,095	1,085

		10,399

Fixed Rate – 2.5%
ABN AMRO Mortgage
Series 2003-7, Class A1
4.750%, 07/25/2018	841	810
Bank of America Mortgage Securities
Series 2003-6, Class 1A30
4.750%, 08/25/2033	585	576
The accompanying notes are an integral part of the financial statements.
108      First American Funds Annual Report 2006

Balanced Fund (continued)
DESCRIPTION	PAR	VALUE

Countrywide Alternative Loan Trust
Series 2004-12CB, Class 1A1
5.000%, 07/25/2019	$491	$482
Series 2004-2CB, Class 1A1
4.250%, 03/25/2034	406	398
Series 2004-24CB, Class 1A1
6.000%, 11/25/2034	387	387
GMAC Mortgage Corporation Loan Trust
Series 2004-J5, Class A7
6.500%, 01/25/2035	564	571
GSR Mortgage Loan Trust
Series 2004-10F, Class 3A1
5.500%, 08/25/2019	453	453
Master Alternative Loans Trust
Series 2005-2, Class 1A3
6.500%, 03/25/2035	346	349
Master Asset Securitization Trust
Series 2003-6, Class 3A1
5.000%, 07/25/2018	736	728
Morgan Stanley Mortgage Loan Trust
Series 2004-9, Class 1A
6.206%, 11/25/2034	425	428
Residential Asset Mortgage Products
Series 2004-SL4, Class A3
6.500%, 07/25/2032	325	331
Residential Funding Mortgage Securities I
Series 2004-S9, Class 2A1
4.750%, 12/25/2019	908	886
Washington Mutual
Series 2004-CB1, Class 1A
5.250%, 06/25/2019	723	718
Wells Fargo Mortgage Backed Securities Trust
Series 2003-14, Class A1
4.750%, 12/25/2018	592	575
Series 2004-7, Class 2A2
5.000%, 07/25/2019	1,559	1,528
Westam Mortgage Financial
Series 11, Class A
6.360%, 08/26/2020	1	1

		9,221

Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities
(Cost $19,739)		19,620

U.S. Government & Agency Securities – 4.9%
U.S. Agency Debentures – 0.6%
Federal National Mortgage Association
6.125%, 03/15/2012 (a)	280	296
5.250%, 08/01/2012 (a)	1,745	1,758

		2,054

U.S. Treasuries – 4.3%
U.S. Treasury Bonds
9.000%, 11/15/2018 (a)	500	695
8.125%, 08/15/2021 (a)	200	270
7.625%, 02/15/2025 (a)	400	535
6.875%, 08/15/2025 (a)	1,600	2,004
4.500%, 02/15/2036 (a)	1,130	1,091
U.S. Treasury Notes
2.250%, 02/15/2007 (a)	2,420	2,400
4.875%, 08/31/2008 (a)	2,055	2,060

Balanced Fund (continued)
DESCRIPTION	SHARES/PAR	VALUE

4.625%, 08/31/2011 (a)	4,105	$4,113
2.500%, 07/15/2016 (a)	2,877	2,919

		16,087

Total U.S. Government & Agency Securities
(Cost $18,082)		18,141

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 1.1%
Fixed Rate – 1.1%
Federal Home Loan Mortgage Corporation
Series 2763, Class TA
4.000%, 03/15/2011	616	603
Series 85, Class C
8.600%, 01/15/2021	88	92
Series 1136, Class H
6.000%, 09/15/2021	66	66
Federal National Mortgage Association
Series 1996-21, Class PK
6.000%, 02/25/2011	98	98
Series 1989-2, Class D
8.800%, 01/25/2019	6	6
Series 1989-37, Class G
8.000%, 07/25/2019	85	91
Series 1990-30, Class E
6.500%, 03/25/2020	38	39
Series 1990-63, Class H
9.500%, 06/25/2020	20	22
Series 1990-89, Class K
6.500%, 07/25/2020	4	4
Series 1990-105, Class J
6.500%, 09/25/2020	59	61
Series 2005-44, Class PC
5.000%, 11/25/2027 (a)	1,139	1,126
Series 2003-81, Class MB
5.000%, 05/25/2029 (a)	960	950
Series 2005-62, Class JE
5.000%, 06/25/2035 (a)	882	871
Government National Mortgage Association
Series 3, Class F
6.500%, 06/17/2020	8	8

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities
(Cost $4,046)		4,037

Short-Term Investments – 2.5%
Money Market Fund – 2.5%
First American Prime Obligations Fund, Class Z (h)	9,329,815	9,330

U.S. Treasury Obligations – 0.0%
U.S. Treasury Bills
4.810%, 12/07/2006 (i)	30	30
4.940%, 03/01/2007 (i)	100	98

		128

Total Short-Term Investments
(Cost $9,458)		9,458

First American Funds Annual Report 2006       109

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Balanced Fund (continued)
DESCRIPTION	VALUE

Investments Purchased with Proceeds from Securities Lending (j) – 24.3%
(Cost $90,141)	$90,141

Total Investments – 127.0%
(Cost $436,706)	471,106

Other Assets and Liabilities, Net – (27.0)%	(100,314)

Total Net Assets – 100.0%	$370,792

(a)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a market value of $87,912 at October 31, 2006. See note 2 in Notes to Financial Statements.

(b)	Non-income producing security.

(c)	Variable rate security – The rate shown is the rate in effect as of October 31, 2006.

(d)	Security purchased on a when-issued basis. On October 31, 2006, the total cost of investments purchased on a when-issued basis was $5,067. See note 2 in Notes to Financial Statements.

(e)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under the guidelines established by the fund’s board of directors. As of October 31, 2006, the value of these investments was $9,322 or 2.5% of total net assets. See note 2 in Notes to Financial Statements.

(f)	Security is fair valued and illiquid. As of October 31, 2006, the value of this investment was $118 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(g)	Security is in default at October 31, 2006.

(h)	Investment in affiliated security. This money market fund is advised by FAF Advisors Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(i)	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of October 31, 2006. See note 2 in Notes to Financial Statements.

(j)	The fund may loan securities in return for collateral in the form of cash, U.S. government securities, or other high grade debt obligations. The cash collateral is invested in money market funds and various short term, high quality debt obligations, such as repurchase agreements, commercial paper, and other corporate obligations. See note 2 in Notes to Financial Statements.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust
Schedule of Open Futures Contracts

	Number of
	Contracts	Notional		Unrealized
	Purchased	Contract	Settlement	Appreciation/
Description	(Sold)	Value	Month	(Depreciation)

U.S. Treasury 2 Year Note Futures	108	$22,076	December 2006	$75
U.S. Treasury 5 Year Note Futures	15	1,583	December 2006	9
U.S. Treasury 10 Year Note Futures	(77)	(8,333)	December 2006	(98)
U.S. Treasury Long Bond Futures	23	2,591	December 2006	6
S&P 500 Index Futures	5	1,729	December 2006	73

				$65

Interest Rate Swap Agreements

		Pay/
	Floating	Receive				Unrealized
	Rate	Floating		Expiration	Notional	Appreciation/
Counterparty	Index	Rate	Fixed Rate	Date	Amount	(Depreciation)

Citigroup	3-Month LIBOR	Receive	5.303%	10/26/2008	$17,000	$(69)
Citigroup	3-Month LIBOR	Pay	5.360%	10/26/2016	4,000	70
UBS	3-Month LIBOR	Receive	5.050%	09/27/2008	3,000	3

						$4

The accompanying notes are an integral part of the financial statements.
110      First American Funds Annual Report 2006

Schedule of  Investments October 31, 2006, all dollars are rounded to thousands (000)

Equity Income Fund
DESCRIPTION	SHARES	VALUE

Common Stocks – 98.7%
Consumer Discretionary – 7.3%
Domino’s Pizza (a)	252,169	$6,854
Gap	743,214	15,622
Harrah’s Entertainment	311,080	23,122
Mattel	615,110	13,920
McDonald’s	525,325	22,022
Time Warner (a)	786,059	15,729

		97,269

Consumer Staples – 7.9%
Altria Group	336,922	27,402
Avon Products (a)	222,726	6,773
Coca-Cola	287,969	13,454
General Mills (a)	300,087	17,051
PepsiCo	208,125	13,203
Wal-Mart Stores	567,136	27,949

		105,832

Energy – 12.0%
BP, ADR	388,218	26,049
ChevronTexaco	357,297	24,010
ConocoPhillips	455,915	27,464
Exxon Mobil	775,808	55,408
Halliburton	407,193	13,173
Williams	564,572	13,793

		159,897

Financials – 23.5%
AllianceBernstein Holding	379,959	29,523
American International Group	580,286	38,978
AON	472,463	16,437
Apartment Investment & Management – REIT (a)	313,525	17,971
Bank of America (a)	867,969	46,757
Citigroup	732,432	36,739
Duke Realty – REIT	176,842	7,084
Goldman Sachs Group (a)	82,795	15,714
ICICI Bank, ADR	520,270	18,288
Merrill Lynch	201,121	17,582
Northern Trust	156,946	9,216
SLM	282,871	13,770
Wachovia	525,106	29,143
Wells Fargo	436,149	15,828

		313,030

Healthcare – 11.8%
Abbott Laboratories (a)	806,682	38,325
Baxter International	473,746	21,778
Johnson & Johnson	443,382	29,884
Pfizer	1,063,735	28,349
Wyeth Pharmaceuticals	759,702	38,768

		157,104

Industrials – 11.2%
3M	253,362	19,975
Avery Dennison	150,912	9,528
Emerson Electric	233,156	19,678
General Dynamics	192,346	13,676
General Electric	1,286,917	45,184
Honeywell International (a)	514,110	21,654
United Parcel Service, Class B	265,637	20,016

		149,711

Information Technology – 9.3%
Hewlett-Packard	878,057	34,016
Intel	1,294,924	27,634
Microsoft	783,334	22,489
Motorola (a)	768,401	17,719

Equity Income Fund (concluded)
DESCRIPTION	SHARES/PAR	VALUE

QUALCOMM (a)	331,326	$12,057
Texas Instruments	329,845	9,955

		123,870

Materials – 3.4%
Dow Chemical	208,450	8,503
E.I. Du Pont de Nemours (a)	466,652	21,372
Praxair	260,064	15,669

		45,544

Telecommunication Services – 8.8%
ALLTEL (a)	192,991	10,288
AT&T (a)	850,232	29,121
BellSouth	503,634	22,714
Verizon Communications (a)	1,020,299	37,751
Vodafone Group, ADR (a)	499,120	12,902
Windstream (a)	361,216	4,956

		117,732

Utilities – 3.5%
Atmos Energy	183,924	5,652
Duke Energy	531,490	16,816
ITC Holdings	23,490	835
Xcel Energy (a)	1,043,586	23,032

		46,335

Total Common Stocks
(Cost $959,482)		1,316,324

Convertible Corporate Bond – 0.4%
Medarex 2.250%, 05/15/2011
(Cost $3,467)	$3,934	4,623

Short-Term Investment – 1.2%
First American Prime Obligations Fund, Class Z (b)
(Cost $16,548)	16,547,741	16,548

Investments Purchased with Proceeds from Securities Lending (c) – 5.9%
(Cost $78,913)		78,913

Total Investments – 106.2%
(Cost $1,058,410)		1,416,408

Other Assets and Liabilities, Net – (6.2)%		(83,042)

Total Net Assets – 100.0%		$1,333,366

(a)	This security or a portion of this security is out on loan at October 31, 2006. Total loaned securities had a value of $76,371 at October 31, 2006. See note 2 in Notes to Financial Statements.

(b)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

(c)	The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various money market funds and short-term, high quality debt obligations, such as repurchase agreements, commercial paper, and other corporate obligations. See note 2 in Notes to Financial Statements.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust
First American Funds Annual Report 2006       111

Statements of  Assets and Liabilities October 31, 2006, all dollars and shares are rounded to thousands (000), except per share data

	Balanced	Equity
	Fund	Income Fund

Investments in unaffiliated securities, at cost	$337,235	$962,949
Investments in affiliated money market fund, at cost	9,330	16,548
Investments purchased with proceeds from securities lending, at cost (note 2)	90,141	78,913

ASSETS:
Investments in unaffiliated securities, at value* (note 2)	$371,635	$1,320,947
Investments in affiliated money market fund, at value (note 2)	9,330	16,548
Investments purchased with proceeds from securities lending, at value (note 2)	90,141	78,913
Receivable for dividends and interest	1,114	1,691
Receivable for investment securities sold	4,810	—
Receivable for capital shares sold	198	325
Receivable for variation margin	9	—
Receivable for swap agreements	5	—
Prepaid expenses and other assets	41	40

Total assets	477,283	1,418,464

LIABILITIES:
Bank overdraft	313	—
Payable for investment securities purchased	5,845	2,695
Payable for investment securities purchased on a when-issued basis	5,067	—
Payable upon return of securities loaned (note 2)	90,141	78,913
Payable for capital shares redeemed	4,808	2,357
Payable to affiliates (note 3)	256	1,026
Payable for distribution and shareholder servicing fees	37	63
Accrued expenses and other liabilities	24	44

Total liabilities	106,491	85,098

Net assets	$370,792	$1,333,366

COMPOSITION OF NET ASSETS:
Portfolio capital	$310,200	$859,120
Undistributed net investment income	680	—
Accumulated net realized gain on investments, futures contracts, and swap agreements	25,443	116,248
Net unrealized appreciation of investments	34,400	357,998
Net unrealized appreciation of futures contracts	65	—
Net unrealized appreciation of swap agreements	4	—

Net assets	$370,792	$1,333,366

*Including securities loaned, at value	$87,912	$76,371

Class A:
Net assets	$106,565	$171,814
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	8,684	10,808
Net asset value and redemption price per share	$12.27	$15.90
Maximum offering price per share (1)	$12.98	$16.83
Class B:
Net assets	$13,809	$19,845
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	1,134	1,260
Net asset value, offering price, and redemption price per share (2)	$12.18	$15.75
Class C:
Net assets	$3,030	$11,225
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	247	711
Net asset value, offering price and redemption price per share (2)	$12.25	$15.78
Class R:
Net assets	$23	$511
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	2	32
Net asset value, offering price, and redemption price per share	$12.35	$15.88
Class Y:
Net assets	$247,365	$1,129,971
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	20,104	70,603
Net asset value, offering price, and redemption price per share	$12.30	$16.00

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%

(2)	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
112      First American Funds Annual Report 2006

Statements of  Operations For the year ended October 31, 2006, all dollars are rounded to thousands (000)

	Balanced	Equity
	Fund	Income Fund

INVESTMENT INCOME:
Interest from unaffiliated securities	$6,057	$177
Dividends from affiliated money market fund	410	529
Dividends from unaffiliated securities	3,890	33,715
Less: Foreign taxes withheld	(8)	(15)
Securities lending income	199	208

Total investment income	10,548	34,614

EXPENSES (note 3):
Investment advisory fees	2,475	8,714
Administration fees	645	2,131
Transfer agent fees	425	1,311
Custodian fees	20	69
Professional fees	38	29
Registration fees	51	50
Postage and printing fees	33	89
Directors’ fees	17	27
Other expenses	22	26
Distribution and shareholder servicing fees – Class A	276	426
Distribution and shareholder servicing fees – Class B	163	203
Distribution and shareholder servicing fees – Class C	41	132
Distribution and shareholder servicing fees – Class R	— (1)	3

Total expenses	4,206	13,210

Less: Fee waivers (note 3)	(478)	(1)
Less: Indirect payments from custodian (note 3)	(6)	(2)

Total net expenses	3,722	13,207

Investment income – net	6,826	21,407

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,FUTURES CONTRACTS, AND SWAP AGREEMENTS – NET (note 5):
Net realized gain on investments	26,905	141,083
Net realized gain on futures contracts	115	—
Net realized gain on swap agreements	128	—
Net change in unrealized appreciation or depreciation of investments	5,427	68,753
Net change in unrealized appreciation or depreciation of futures contracts	(32)	—
Net change in unrealized appreciation or depreciation of swap agreements	43	—

Net gain on investments, futures contracts, and swap agreements	32,586	209,836

Net increase in net assets resulting from operations	$39,412	$231,243

(1)	Due to the presentation of the financial statements in thousands, the numbers round to zero.
First American Funds Annual Report 2006       113

Statements of  Changes in Net Assets all dollars are rounded to thousands (000)

	Balanced			Equity
	Fund			Income Fund

		One-Month			One-Month
		Fiscal Period			Fiscal Period
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05

OPERATIONS:
Investment income – net	$6,826	$340	$6,143	$21,407	$1,043	$27,470
Net realized gain (loss) on investments	26,905	(634)	44,140	141,083	(1,938)	43,644
Net realized gain on in-kind distribution	—	—	—	—	—	45,141
Net realized gain (loss) on futures contracts	115	2	(21)	—	—	—
Net realized gain on swap agreements	128	—	47	—	—	—
Net realized gain on written options	—	—	132	—	—	—
Net change in unrealized appreciation or depreciation of investments	5,427	(5,144)	7,744	68,753	(20,424)	50,906
Net change in unrealized appreciation or depreciation of futures contracts	(32)	51	158	—	—	—
Net change in unrealized appreciation or depreciation of swap agreements	43	(37)	(2)	—	—	—

Net increase (decrease) in net assets resulting from operations	39,412	(5,422)	58,341	231,243	(21,319)	167,161

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(1,852)	—	(1,628)	(2,470)	(89)	(3,048)
Class B	(146)	—	(148)	(183)	—	(222)
Class C	(23)	—	(37)	(119)	—	(176)
Class R	— (1)	—	—	(6)	—	(2)
Class Y	(4,891)	—	(4,412)	(19,051)	(829)	(25,969)
Net realized gain on investments:
Class A	—	—	—	(975)	—	(160)
Class B	—	—	—	(119)	—	(21)
Class C	—	—	—	(83)	—	(17)
Class R	—	—	—	(2)	—	—
Class Y	—	—	—	(6,504)	—	(1,245)

Total distributions	(6,912)	—	(6,225)	(29,512)	(918)	(30,860)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	10,315	1,355	13,247	12,754	862	21,141
Reinvestment of distributions	1,798	—	1,585	3,190	82	2,988
Payments for redemptions	(27,468)	(1,628)	(34,236)	(41,866)	(3,060)	(47,176)

Decrease in net assets from Class A transactions	(15,355)	(273)	(19,404)	(25,922)	(2,116)	(23,047)

Class B:
Proceeds from sales	406	40	1,081	971	70	1,913
Reinvestment of distributions	138	—	142	285	—	229
Payments for redemptions (note 3)	(7,579)	(1,003)	(11,765)	(5,425)	(367)	(6,332)

Decrease in net assets from Class B transactions	(7,035)	(963)	(10,542)	(4,169)	(297)	(4,190)

Class C:
Proceeds from sales	518	29	860	918	107	1,226
Reinvestment of distributions	23	—	36	199	—	192
Payments for redemptions (note 3)	(2,678)	(685)	(1,977)	(7,112)	(663)	(6,129)

Decrease in net assets from Class C transactions	(2,137)	(656)	(1,081)	(5,995)	(556)	(4,711)

Class R:
Proceeds from sales	31	—	—	113	9	422
Reinvestment of distributions	— (1)	—	—	8	—	2
Payments for redemptions	(11)	—	—	(100)	(1)	(25)

Increase in net assets from Class R transactions	20	—	—	21	8	399

Class Y:
Proceeds from sales	39,369	2,780	38,526	79,417	4,504	172,670
Reinvestment of distributions	4,616	—	4,180	9,238	233	9,228
Payments for redemptions	(72,474)	(7,309)	(96,953)	(298,954)	(23,083)	(497,089)

Decrease in net assets from Class Y transactions	(28,489)	(4,529)	(54,247)	(210,299)	(18,346)	(315,191)

Decrease in net assets from capital share transactions	(52,996)	(6,421)	(85,274)	(246,364)	(21,307)	(346,740)

Total decrease in net assets	(20,496)	(11,843)	(33,158)	(44,633)	(43,544)	(210,439)
Net assets at beginning of period	391,288	403,131	436,289	1,377,999	1,421,543	1,631,982

Net assets at end of period	$370,792	$391,288	$403,131	$1,333,366	$1,377,999	$1,421,543

Undistributed (distributions in excess of) net investment income at end of period	$680	$634	$270	$—	$124	$(1)

(1)	Due to the presentation of the financial statements in thousands, the number rounds to zero.
The accompanying notes are an integral part of the financial statements.
114      First American Funds Annual Report 2006

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Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Net Asset
	Value	Net	Gains	from Net	Value
	Beginning	Investment	(Losses) on	Investment	End of
	of Period	Income	Investments	Income	Period

Balanced Fund
Class A
2006 (1)(2)	$11.27	$0.20	$1.00	$(0.20)	$12.27
2005 (2)(3)	11.43	0.01	(0.17)	—	11.27
2005 (2)(4)	10.12	0.15	1.31	(0.15)	11.43
2004 (2)(4)	9.47	0.13	0.66	(0.14)	10.12
2003 (4)	8.38	0.17	1.08	(0.16)	9.47
2002 (2)(4)	9.50	0.20	(1.12)	(0.20)	8.38
Class B
2006 (1)(2)	$11.18	$0.11	$1.00	$(0.11)	$12.18
2005 (2)(3)	11.34	—	(0.16)	—	11.18
2005 (2)(4)	10.04	0.07	1.30	(0.07)	11.34
2004 (2)(4)	9.41	0.05	0.65	(0.07)	10.04
2003 (4)	8.32	0.10	1.08	(0.09)	9.41
2002 (2)(4)	9.44	0.13	(1.12)	(0.13)	8.32
Class C
2006 (1)(2)	$11.22	$0.11	$0.99	$(0.07)	$12.25
2005 (2)(3)	11.38	—	(0.16)	—	11.22
2005 (2)(4)	10.08	0.07	1.30	(0.07)	11.38
2004 (2)(4)	9.44	0.05	0.66	(0.07)	10.08
2003 (4)	8.35	0.09	1.10	(0.10)	9.44
2002 (2)(4)	9.49	0.13	(1.14)	(0.13)	8.35
Class R (5)
2006 (1)(2)	$11.29	$0.17	$1.01	$(0.12)	$12.35
2005 (2)(3)	11.45	0.01	(0.17)	—	11.29
2005 (2)(4)	10.14	0.11	1.32	(0.12)	11.45
2004 (2)(4)	9.49	0.14	0.64	(0.13)	10.14
2003 (4)	8.39	0.15	1.10	(0.15)	9.49
2002 (2)(4)	9.50	0.20	(1.12)	(0.19)	8.39
Class Y
2006 (1)(2)	$11.31	$0.23	$0.99	$(0.23)	$12.30
2005 (2)(3)	11.46	0.01	(0.16)	—	11.31
2005 (2)(4)	10.15	0.17	1.32	(0.18)	11.46
2004 (2)(4)	9.50	0.16	0.66	(0.17)	10.15
2003 (4)	8.40	0.19	1.09	(0.18)	9.50
2002 (2)(4)	9.53	0.23	(1.13)	(0.23)	8.40

(1)	For the period November 1 to October 31 in the year indicated.

(2)	Per share data calculated using average shares outstanding method.

(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
116      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income to
		Ratio of	Investment	Average	Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

10.73%	$106,565	1.10%	1.67%	1.23%	1.54%	143%
(1.40)	112,557	1.10	0.90	1.21	0.79	12
14.51	114,388	1.06	1.35	1.21	1.20	147
8.39	119,292	1.05	1.27	1.19	1.13	110
14.98	98,016	1.05	1.75	1.23	1.57	156
(9.90)	98,557	1.05	2.07	1.23	1.89	79
9.93%	$13,809	1.85%	0.92%	1.98%	0.79%	143%
(1.41)	19,409	1.85	0.15	1.96	0.04	12
13.64	20,657	1.81	0.60	1.96	0.45	147
7.46	28,101	1.80	0.54	1.94	0.40	110
14.25	33,015	1.80	1.00	1.98	0.82	156
(10.64)	35,641	1.80	1.32	1.98	1.14	79
9.86%	$3,030	1.85%	0.92%	1.98%	0.79%	143%
(1.41)	4,787	1.85	0.15	1.96	0.04	12
13.61	5,528	1.81	0.60	1.96	0.45	147
7.53	5,890	1.80	0.55	1.94	0.41	110
14.24	7,089	1.80	0.99	1.98	0.81	156
(10.77)	2,233	1.80	1.32	1.98	1.14	79
10.49%	$23	1.35%	1.38%	1.61%	1.12%	143%
(1.40)	1	1.35	0.65	1.61	0.39	12
14.16	1	1.31	1.06	1.61	0.76	147
8.22	1	1.05	1.39	1.19	1.25	110
15.08	23,844	1.05	1.76	1.23	1.58	156
(9.90)	36,194	1.05	2.07	1.23	1.89	79
10.92%	$247,365	0.85%	1.92%	0.98%	1.79%	143%
(1.31)	254,534	0.85	1.15	0.96	1.04	12
14.76	262,557	0.81	1.60	0.96	1.45	147
8.62	283,005	0.80	1.55	0.94	1.41	110
15.35	363,157	0.80	2.00	0.98	1.82	156
(9.74)	290,288	0.80	2.32	0.98	2.14	79

First American Funds Annual Report 2006       117

Financial Highlights  For a share outstanding throughout the indicated periods

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income	Investments	Income	Gains	Period

Equity Income Fund (1)
Class A
2006 (2)	$13.67	$0.20	$2.32	$(0.21)	$(0.08)	$15.90
2005 (3)	13.89	0.01	(0.22)	(0.01)	—	13.67
2005 (4)	12.77	0.20	1.15	(0.22)	(0.01)	13.89
2004 (4)	11.56	0.18	1.23	(0.20)	—	12.77
2003 (4)	9.58	0.18	1.99	(0.19)	—	11.56
2002 (4)	12.13	0.16	(2.48)	(0.19)	(0.04)	9.58
Class B
2006 (2)	$13.57	$0.09	$2.30	$(0.13)	$(0.08)	$15.75
2005 (3)	13.79	—	(0.22)	—	—	13.57
2005 (4)	12.68	0.10	1.14	(0.12)	(0.01)	13.79
2004 (4)	11.49	0.08	1.22	(0.11)	—	12.68
2003 (4)	9.52	0.10	1.98	(0.11)	—	11.49
2002 (4)	12.07	0.09	(2.49)	(0.11)	(0.04)	9.52
Class C
2006 (2)	$13.59	$0.10	$2.30	$(0.13)	$(0.08)	$15.78
2005 (3)	13.81	—	(0.22)	—	—	13.59
2005 (4)	12.70	0.11	1.13	(0.12)	(0.01)	13.81
2004 (4)	11.51	0.08	1.22	(0.11)	—	12.70
2003 (4)	9.54	0.10	1.98	(0.11)	—	11.51
2002 (4)	12.09	0.10	(2.50)	(0.11)	(0.04)	9.54
Class R (5)
2006 (2)	$13.66	$0.17	$2.31	$(0.18)	$(0.08)	$15.88
2005 (3)	13.88	0.01	(0.23)	—	—	13.66
2005 (4)	12.78	0.11	1.20	(0.20)	(0.01)	13.88
2004 (4)	11.56	0.19	1.22	(0.19)	—	12.78
2003 (4)	9.57	0.19	1.99	(0.19)	—	11.56
2002 (4)	12.12	0.15	(2.47)	(0.19)	(0.04)	9.57
Class Y
2006 (2)	$13.76	$0.24	$2.33	$(0.25)	$(0.08)	$16.00
2005 (3)	13.98	0.01	(0.21)	(0.01)	(0.01)	13.76
2005 (4)	12.85	0.24	1.15	(0.25)	(0.01)	13.98
2004 (4)	11.63	0.21	1.24	(0.23)	—	12.85
2003 (4)	9.63	0.21	2.00	(0.21)	—	11.63
2002 (4)	12.20	0.21	(2.52)	(0.22)	(0.04)	9.63

(1)	Per share data calculated using average shares outstanding method.

(2)	For the period November 1 to October 31 in the year indicated.

(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
118      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

18.66%	$171,814	1.18%	1.40%	1.18%	1.40%	23%
(1.53)	171,998	1.20	0.70	1.20	0.70	—
10.65	176,878	1.16	1.51	1.19	1.48	27
12.26	184,381	1.15	1.39	1.19	1.35	12
22.81	144,282	1.15	1.70	1.20	1.65	43
(19.51)	128,142	1.15	1.43	1.20	1.38	38
17.76%	$19,845	1.93%	0.65%	1.93%	0.65%	23%
(1.60)	21,003	1.95	(0.05)	1.95	(0.05)	—
9.86	21,639	1.91	0.78	1.94	0.75	27
11.37	23,869	1.90	0.65	1.94	0.61	12
21.97	22,156	1.90	0.95	1.95	0.90	43
(20.10)	18,699	1.90	0.80	1.95	0.75	38
17.80%	$11,225	1.93%	0.68%	1.93%	0.68%	23%
(1.59)	15,313	1.95	(0.05)	1.95	(0.05)	—
9.84	16,128	1.91	0.79	1.94	0.76	27
11.34	19,300	1.90	0.66	1.94	0.62	12
21.95	19,386	1.90	0.95	1.95	0.90	43
(20.08)	11,171	1.90	0.86	1.95	0.81	38
18.33%	$511	1.43%	1.14%	1.57%	1.00%	23%
(1.55)	418	1.45	0.45	1.60	0.30	—
10.33	415	1.41	0.83	1.59	0.65	27
12.18	1	1.15	1.52	1.19	1.48	12
22.91	17,170	1.15	1.80	1.20	1.75	43
(19.47)	36,522	1.15	1.34	1.20	1.29	38
18.89%	$1,129,971	0.93%	1.65%	0.93%	1.65%	23%
(1.50)	1,169,267	0.95	0.95	0.95	0.95	—
10.94	1,206,483	0.91	1.80	0.94	1.77	27
12.54	1,404,431	0.90	1.65	0.94	1.61	12
23.20	1,278,470	0.90	1.95	0.95	1.90	43
(19.30)	678,352	0.90	1.80	0.95	1.75	38

First American Funds Annual Report 2006       119

Notes to  Financial Statements  October 31, 2006, all dollars and shares are rounded to thousands (000)

1 >	Organization

The Real Estate Securities Fund, International Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Small-Mid Cap Core Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund, and Equity Income Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of October 31, 2006, FAIF offered 38 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. Each fund other than Real Estate Securities Fund is a diversified open-end management investment company. The Real Estate Securities Fund is a non-diversified, open-end management investment company. Prior to October 3, 2005, Small-Mid Cap Core Fund had different investment strategies, was named Technology Fund, and also was non-diversified. Non-diversified funds may invest a large component of their net assets in securities of relatively few issuers.

FAIF offers Class A, Class B, Class C, Class R, and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Class R shares are not offered by the Small-Mid Cap Core Fund.

The funds’ prospectuses provide descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares of a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’ servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition (trading in similar securities of the same issuer or comparable companies); information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of October 31, 2006, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, and Balanced Fund held fair valued securities with a total value of $245, $201, and $118, respectively, or 0.0%, 0.1%, and 0.0% of total net assets, respectively. The fair values of securities held by International Fund are determined on each business day by an independent third party based on factors such as price changes for futures contracts, sector indices, American Depository Receipts, and currency exchange rates that occur between the close of the local market and the close of the New York Stock Exchange. The use of daily fair value pricing by the International Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be determined without fair value pricing. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Foreign securities
120      First American Funds Annual Report 2006

are valued at the closing prices on the principal exchange on which they trade unless they are fair valued as described above. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income-tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS – The Equity Income Fund and Large Cap Value Fund declare and pay income dividends monthly. The Balanced Fund, Large Cap Select Fund, Mid Cap Value Fund and Real Estate Securities Fund declare and pay income dividends quarterly. The Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Small-Mid Cap Core Fund, and International Fund declare and pay income dividends annually. Distributions are payable in cash or reinvested in additional shares of the funds. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

The Real Estate Securities Fund receives substantial distributions from holdings in real estate investment trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, Real Estate Securities Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred wash sale and straddle losses, foreign currency gains and losses, investments in limited partnerships and REITs, and the “mark-to-market” of certain passive foreign investment companies (“PFICs”) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the fiscal period that the differences arise.

On the Statement of Assets and Liabilities, the following reclassifications were made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

Real Estate Securities Fund	$(11,199)	$3,493	$7,706
International Fund	656	(656)	—
Small Cap Growth Opportunities Fund	(2,086)	2,333	(247)
Small Cap Select Fund	(13,959)	1,913	12,046
Small Cap Value Fund	(12,403)	(49)	12,452
Small-Mid Cap Core Fund	56	(56)	—
Mid Cap Growth Opportunities Fund	(11,108)	1,536	9,572
Mid Cap Value Fund	(4,796)	398	4,398
Large Cap Value Fund	(6,078)	112	5,966
Balanced Fund	(132)	132	—
Equity Income Fund	(22,513)	298	22,215

First American Funds Annual Report 2006       121

Notes to  Financial Statements  continued

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period or year that the income or realized gains (losses) were recorded by the fund. The tax character of distributions paid during the year ended October 31, 2006, the one-month fiscal period ended October 31, 2005, and the year ended September 30, 2005, were as follows:

	October 31, 2006

	Ordinary	Long Term	Return
Fund	Income	Gain	of Capital	Total

Real Estate Securities Fund	$46,095	$52,224	$—	$98,319
International Fund	19,958	—	—	19,958
Small Cap Growth Opportunities Fund	47,284	8,237	—	55,521
Small Cap Select Fund	50,757	107,691	—	158,448
Small Cap Value Fund	11,597	80,011	—	91,608
Mid Cap Growth Opportunities Fund	52,862	104,610	—	157,472
Mid Cap Value Fund	6,572	35,553	—	42,125
Large Cap Select Fund	10,875	7,247	—	18,122
Large Cap Value Fund	12,164	26,976	—	39,140
Balanced Fund	6,912	—	—	6,912
Equity Income Fund	21,829	7,683	—	29,512

		October 31, 2005

	Ordinary	Long Term	Return
Fund	Income	Gain	of Capital	Total

Large Cap Value Fund	$161	$—	$—	$161
Equity Income Fund	918	—	—	918

		September 30, 2005

	Ordinary	Long Term	Return
Fund	Income	Gain	of Capital	Total

Real Estate Securities Fund	$17,941	$40,662	$—	$58,603
International Fund	10,214	—	—	10,214
Small Cap Growth Opportunities Fund	12,908	26,459	—	39,367
Small Cap Select Fund	62,270	95,731	—	158,001
Small Cap Value Fund	9,040	57,102	—	66,142
Mid Cap Growth Opportunities Fund	79,521	115,577	—	195,098
Mid Cap Value Fund	3,756	—	—	3,756
Large Cap Growth Opportunities Fund	2,288	—	757	3,045
Large Cap Select Fund	4,919	1,525	—	6,444
Large Cap Value Fund	11,191	—	—	11,191
Balanced Fund	6,225	—	—	6,225
Equity Income Fund	22,731	8,129	—	30,860

As of October 31, 2006, components of accumulated earnings (deficit) on a tax-basis were as follows:

			Accumulated			Total
	Undistributed	Undistributed	Capital and	Unrealized	Other	Accumulated
	Ordinary	Long Term	Post-October	Appreciation	Accumulated	Earnings
Fund	Income	Capital Gains	Losses	(Depreciation)	Losses	(Deficit)

Real Estate Securities Fund	$58,865	$31,220	$—	$264,536	$—	$354,621
International Fund	17,437	31,015	(6,331)	452,898	—	495,019
Small Cap Growth Opportunities Fund	17,478	2,440	—	12,757	(83)	32,592
Small Cap Select Fund	58,724	75,288	(29,163)	95,718	(244)	200,323
Small Cap Value Fund	20,581	43,594	—	58,495	—	122,670
Small-Mid Cap Core Fund	93	—	(451,025)	7,752	—	(443,180)
Mid Cap Growth Opportunities Fund	—	142,003	(30,252)	286,422	—	398,173
Mid Cap Value Fund	20,199	38,335	—	139,018	(237)	197,315
Large Cap Growth Opportunities Fund	1,285	9,668	(70,958)	106,357	—	46,352
Large Cap Select Fund	78	7,702	—	52,253	—	60,033
Large Cap Value Fund	18,830	53,409	—	175,144	—	247,383
Balanced Fund	2,871	23,715	—	34,091	(85)	60,592
Equity Income Fund	3,900	113,225	—	357,121	—	474,246

122      First American Funds Annual Report 2006

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales and investments in limited partnerships, the amount of gain (loss) recognized for tax purposes due to mark-to-market adjustments on open futures contracts, and the mark-to-market for certain PFICs for tax purposes.

As of October 31, 2006, the following funds had capital loss carryforwards which, if not offset by subsequent capital gains, will expire on the funds’ fiscal year-ends as follows:

	Expiration Year

Fund	2007	2008	2009	2010	2011	2012	2013	Total

International Fund	$1,762	$—	$4,569	$—	$—	$—	$—	$6,331
Small Cap Select Fund	—	—	29,163	—	—	—	—	29,163
Small-Mid Cap Core Fund	—	5,595	339,005	102,106	4,320	—	—	451,025
Mid Cap Growth Opportunities Fund	—	—	30,252	—	—	—	—	30,252
Large Cap Growth Opportunities Fund	—	—	70,958	—	—	—	—	70,958

In accordance with Section 382 of the Internal Revenue Code, utilization of all or a portion of the above capital loss carryovers is limited on an annual basis for International Fund, Small Cap Select Fund, Small-Mid Cap Core Fund, Mid Cap Growth Opportunities Fund, and Large Cap Growth Opportunities Fund to $4,046, $9,721, $1,524, $10,084, and $23,652, respectively.

FUTURES TRANSACTIONS – In order to gain exposure to or protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, certain funds may enter into S&P stock index futures contracts and other stock index futures contracts. The Balanced Fund may also enter into interest rate index futures contracts.

Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities in an amount equal to five percent of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

At October 31, 2006, Balanced Fund had outstanding futures contracts as disclosed in its Schedule of Investments.

OPTIONS TRANSACTIONS – The funds may utilize options in an attempt to manage market or business risk or enhance returns. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option. As of and for the year ended October 31, 2006, the funds held no written options.

Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. As of October 31, 2006, the funds held no purchased options.
First American Funds Annual Report 2006       123

Notes to  Financial Statements  continued

FOREIGN CURRENCY TRANSLATION – The books and records of International Fund relating to the fund’s non-U.S. dollar denominated investments are maintained in U.S. dollars on the following basis:

•	market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and

•	purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The International Fund reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. At October 31, 2006, International Fund had no foreign currency holdings.

FORWARD FOREIGN CURRENCY CONTRACTS – The International Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the International Fund intends to settle the contracts prior to delivery. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Fund realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. At October 31, 2006, International Fund had no outstanding forward currency contracts.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction. Such securities do not earn interest, are subject to market fluctuations, and may increase or decrease in value prior to their delivery. Each fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. At October 31, 2006, Balanced Fund had when-issued or forward-commitment securities outstanding with a total cost of $5,067.

In connection with the ability to purchase securities on a when-issued basis, each fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “roll over” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the year ended October 31, 2006, the funds had no dollar rolls.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. At October 31, 2006, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, and Balanced Fund had investments in illiquid securities with a total value of $245, $201, and $118, respectively, or 0.0%, 0.1%, and 0.0%, respectively, of total net assets.
124      First American Funds Annual Report 2006

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Real Estate Securities Fund	Shares	Dates Acquired	Cost Basis

Beacon Capital	34	3/98	$435
Newcastle Investment Holdings	35	6/98	153

Small Cap Growth Opportunities Fund	Shares	Dates Acquired	Cost Basis

Kuhlman Company Warrants	282	1/06	$273
Tridium, Class B	279	4/99-8/99	1,524
VideoPropulsion	785	12/99	—*

*Rounds to zero.

Balanced Fund	Par	Dates Acquired	Cost Basis

Duty Free International	$588	1/99-11/02	$588

SECURITIES LENDING – In order to generate additional income, a fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to maintain collateral in the form of cash, U.S. Government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then “marked-to-market” daily until the securities are returned. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. Cash collateral is invested in short-term, high-quality U.S. dollar denominated securities that would be eligible for investment by a money market fund under Investment Company Act Rule 2a-7.

As of October 31, 2006, cash collateral invested was as follows:

					Other
	Commercial	Corporate	Repurchase	Money	Short-Term
	Paper	Obligations	Agreements	Market Fund	Securities	Total

Real Estate Securities Fund	$116,567	$137,173	$185,488	$11,152	$8,893	$459,273
International Fund	—	—	—	365,779	—	365,779
Small Cap Growth Opportunities Fund	38,824	45,687	61,779	3,715	2,962	152,967
Small Cap Select Fund	101,818	119,816	162,017	9,741	7,767	401,159
Small Cap Value Fund	38,782	45,637	61,712	3,710	2,959	152,800
Small-Mid Cap Core Fund	8,477	9,975	13,489	811	646	33,398
Mid Cap Growth Opportunities Fund	150,679	177,314	239,768	14,416	11,495	593,672
Mid Cap Value Fund	67,700	79,667	107,728	6,477	5,165	266,737
Large Cap Growth Opportunities Fund	48,085	56,584	76,515	4,601	3,668	189,453
Large Cap Select Fund	25,875	30,449	41,174	2,476	1,974	101,948
Large Cap Value Fund	57,087	67,178	90,839	5,462	4,355	224,921
Balanced Fund	22,879	26,923	36,405	2,189	1,745	90,141
Equity Income Fund	20,029	23,569	31,871	1,916	1,528	78,913

FAF Advisors, Inc. (“FAF Advisors”), formerly U.S. Bancorp Asset Management, Inc., serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. FAF Advisors acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). Effective January 1, 2006, FAF Advisors receives fees equal to 32% of each fund’s income from securities lending transactions. Prior to January 1, 2006, such fees were 35% of each fund’s income from securities lending transactions. With respect to International Fund, a portion of this amount was paid to State Street Bank and Trust for acting as sub-lending agent. Effective January 1, 2007, FAF Advisors will receive fees of up to 25% of each fund’s net income from securities lending transactions. In addition, beginning February 1, 2007, for each fund other than International Fund, collateral for securities on loan will be invested in a money market fund administered by FAF Advisors and FAF Advisors will receive an administration fee equal to 0.02% of such fund’s average daily net assets.
First American Funds Annual Report 2006       125

Notes to  Financial Statements  continued

For International Fund, State Street Bank and Trust will continue to act as sub-lending agent and will receive a portion of FAF Advisors’ fee. Fees paid to FAF Advisors by the funds for the fiscal year ended October 31, 2006, were as follows:

Fund

Real Estate Securities Fund	$157
International Fund	454
Small Cap Growth Opportunities Fund	119
Small Cap Select Fund	493
Small Cap Value Fund	104
Small-Mid Cap Core Fund	23
Mid Cap Growth Opportunities Fund	255
Mid Cap Value Fund	106
Large Cap Growth Opportunities Fund	113
Large Cap Select Fund	38
Large Cap Value Fund	88
Balanced Fund	85
Equity Income Fund	89

Income from securities lending is recorded on the Statement of Operations as securities lending income net of fees paid to FAF Advisors.

SWAP AGREEMENTS – The Balanced Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal). As of October 31, 2006, Balanced Fund had outstanding interest rate swaps as disclosed in its Schedule of Investments.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a specified issuer on its obligation (typically a corporate issue or sovereign issue of an emerging country). The fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the fund owns an issuance of or otherwise has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As of October 31, 2006, Balanced Fund had no outstanding credit default swaps.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received by the fund are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to an agreement may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement, and that there may be unfavorable changes in interest rates.

SECURITY LITIGATION SETTLEMENTS – Income from settlement proceeds related to portfolio securities is recorded as an adjustment to realized or unrealized gains or losses. For the year ended October 31, 2006, International Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Small-Mid Cap Core Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Large Cap Growth Opportunities Fund, Large Cap Value Fund, Balanced Fund, and Equity Income Fund received settlement proceeds of $205, $270, $367, $189, $158, $559, $3, $317, $817, $220, and $249, respectively, as an adjustment to realized gains or losses for settlement proceeds related to securities no longer included in the portfolio.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.
126      First American Funds Annual Report 2006

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended October 31, 2006.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested, and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS – Certain amounts in the October 31, 2005 financial statements have been reclassified to conform to the October 31, 2006 presentation.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for each fund is as follows:

Advisory Fee
as a % of Average
Fund	Daily Net Assets

Real Estate Securities Fund	0.70%
International Fund	1.00
Small Cap Growth Opportunities Fund	1.00
Small Cap Select Fund	0.70
Small Cap Value Fund	0.70
Small-Mid Cap Core Fund	0.70
Mid Cap Growth Opportunities Fund	0.70
Mid Cap Value Fund	0.70
Large Cap Growth Opportunities Fund*	0.65
Large Cap Select Fund*	0.65
Large Cap Value Fund*	0.65
Balanced Fund*	0.65
Equity Income Fund*	0.65

*	The advisory fees for Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund, and Equity Income Fund are equal to an annual rate of 0.65% of the average daily net assets up to $3 billion, 0.625% of the average daily net assets on the next $2 billion, and 0.60% of the average daily net assets in excess of $5 billion.

FAF Advisors has agreed to waive fees and reimburse other fund expenses for certain funds at least through June 30, 2007, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A	B	C	R	Y

International Fund(1)	1.49%	2.24%	2.24%	1.74%	1.24%
Small Cap Growth Opportunities Fund	1.47	2.22	2.22	1.72	1.22
Small-Mid Cap Core Fund(2)	1.41	2.16	2.16	n/a	1.16
Balanced Fund	1.10	1.85	1.85	1.35	0.85

(1)	Effective July 1, 2006. Prior to July 1, 2006, total operating expenses for International Fund were capped at 1.52%, 2.27%, 2.27%, 1.77%, and 1.27% for Class A, Class B, Class C, Class R, and Class Y, respectively.

(2)	Effective July 1, 2006. Prior to July 1, 2006, total operating expenses for Small-Mid Cap Core Fund were not capped.

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisor’s investment advisory fee received from the related money
First American Funds Annual Report 2006       127

Notes to  Financial Statements  continued

market funds that is attributable to the assets of the investing fund. For financial statement purposes, these reimbursements are recorded as investment income.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors provides, or engages other entities to provide, services to the funds. These services include various legal, oversight, and administrative services and accounting services. During the fiscal year, the funds paid FAF Advisors administration fees which were calculated daily and paid monthly. Prior to July 1, 2006, such fees were equal to each fund’s pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.135% on the next $17 billion of the aggregate average daily net assets, 0.12% on the next $25 billion of the aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion.

Effective July 1, 2006, the administration fee was increased to an amount equal, on an annualized basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. This increase was a result of incorporating into the administration fee a fee equal to 0.10% of the funds’ average daily net assets that had previously been paid to USBFS as part of the transfer agent fee for providing certain shareholder services and to reimburse USBFS for its payments to financial institutions that establish and maintain omnibus accounts and provide customary services for such accounts.

All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and USBFS for any out-of-pocket expenses incurred in providing administration services.

For the fiscal year ended October 31, 2006, administration fees paid to FAF Advisors by the funds included in this report were as follows:

Fund

Real Estate Securities Fund	$1,244
International Fund	2,688
Small Cap Growth Opportunities Fund	489
Small Cap Select Fund	1,361
Small Cap Value Fund	649
Small-Mid Cap Core Fund	152
Mid Cap Growth Opportunities Fund	2,552
Mid Cap Value Fund	1,264
Large Cap Growth Opportunities Fund	1,507
Large Cap Select Fund	682
Large Cap Value Fund	1,415
Balanced Fund	589
Equity Income Fund	2,074

SUB-ADVISORY FEES – J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as investment sub-advisor to the International Fund pursuant to a sub-advisory agreement with FAF Advisors. For its services under the sub-advisory agreement with FAF Advisors, JPMorgan is paid a monthly fee by FAF Advisors equal, on an annual basis, to 0.34% of the first $100 million of the fund’s average daily net assets, 0.30% of the next $250 million of the fund’s average daily net assets, 0.24% of the next $1.25 billion of the fund’s average daily net assets and 0.22% of the fund’s average daily net assets in excess of $1.60 billion.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. Prior to July 1, 2006, the funds paid transfer agent fees of $18,500 per share class and additional per account fees for transfer agent services. These fees are allocated to each fund based upon the fund’s pro rata share of the aggregate average daily net assets of the funds that comprise FAIF. Under the transfer agent agreement, the funds also paid USBFS a fee equal to, on an annual basis, 0.10% of each fund’s average daily net assets. This fee was intended to compensate USBFS for its payments to financial institutions that establish and maintain omnibus accounts and provide customary services for such accounts. In addition to these fees, the funds reimbursed USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Effective July 1, 2006, the funds are charged transfer agent fees based on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based on the number of accounts within that fund. The
128      First American Funds Annual Report 2006

$18,500 fee per share class that was charged in addition to per account fees was eliminated. As noted above, effective July 1, 2006, the 0.10% fee for shareholder services and payments to financial institutions was incorporated into the administration fee. The funds continue to reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

For the fiscal year ended October 31, 2006, transfer agent fees paid to USBFS by the funds included in this report were as follows:

Fund

Real Estate Securities Fund	$693
International Fund	1,611
Small Cap Growth Opportunities Fund	344
Small Cap Select Fund	883
Small Cap Value Fund	437
Small-Mid Cap Core Fund	181
Mid Cap Growth Opportunities Fund	1,661
Mid Cap Value Fund	769
Large Cap Growth Opportunities Fund	1,039
Large Cap Select Fund	407
Large Cap Value Fund	904
Balanced Fund	423
Equity Income Fund	1,326

CUSTODIAN FEES – U.S. Bank serves as the custodian for each fund other than International Fund pursuant to a custodian agreement with FAIF. The fee for each fund (except International Fund) is equal to an annual rate of 0.005% of average daily net assets. State Street Bank (“SSB”) serves as International Fund’s custodian pursuant to a custodian agreement with FAIF. The International Fund pays SSB various asset-based fees and transaction charges based on the issuer’s country. All fees are computed daily and paid monthly.

Under the custodian agreements, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. The International Fund has also entered into an agreement with SSB to receive certain credits to reduce the amount of custody fees incurred. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the fund’s custodian expenses.

For the fiscal year ended October 31, 2006, custodian fees were increased as a result of overdrafts, and decreased as a result of interest earned (and, for International Fund, as a result of other custodian credits) as follows:

Fund	Increased		Decreased

Real Estate Securities Fund	$1		$5
International Fund	1		553
Small Cap Growth Opportunities Fund	—	(1)	6
Small Cap Select Fund	6		14
Small Cap Value Fund	1		2
Small-Mid Cap Core Fund	1		1
Mid Cap Growth Opportunities Fund	—		10
Mid Cap Value Fund	—		10
Large Cap Growth Opportunities Fund	3		2
Large Cap Select Fund	—		3
Large Cap Value Fund	—		1
Balanced Fund	1		6
Equity Income Fund	2		2

(1)	Due to the presentation of the financial statements in thousands, the number rounds to zero.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00%, and 0.50% of each fund’s average daily net assets attributable to Class A shares, Class B shares, Class C shares, and Class R shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.
First American Funds Annual Report 2006       129

Notes to  Financial Statements  continued

During the period, FAF Advisors also provided shareholder services pursuant to a shareholder servicing plan and agreement with FAIF with respect to the funds’ Class R shares. Under the shareholder servicing plan and agreement, each fund, except Small-Mid Cap Core Fund (which does not issue Class R shares), was required to pay FAF Advisors a monthly shareholder servicing fee equal to an annual rate of 0.15% of each fund’s average daily net assets of the Class R shares. FAF Advisors waived all fees under this plan and agreement. This agreement was terminated in September 2006.

Under these distribution and shareholder servicing agreements, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended October 31, 2006:

Fund

Real Estate Securities Fund	$342
International Fund	96
Small Cap Growth Opportunities Fund	143
Small Cap Select Fund	295
Small Cap Value Fund	110
Small-Mid Cap Core Fund	60
Mid Cap Growth Opportunities Fund	564
Mid Cap Value Fund	266
Large Cap Growth Opportunities Fund	235
Large Cap Select Fund	16
Large Cap Value Fund	222
Balanced Fund	294
Equity Income Fund	463

OTHER FEES AND EXPENSES – In addition to the investment advisory fees, custodian fees, distribution and shareholder servicing fees, transfer agent fees, and administration fees, each fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended October 31, 2006, legal fees and expenses of $74 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

CDSC as a Percentage
of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 12 months.

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.
130      First American Funds Annual Report 2006

For the fiscal year ended October 31, 2006, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund

Real Estate Securities Fund	$193
International Fund	98
Small Cap Growth Opportunities Fund	92
Small Cap Select Fund	188
Small Cap Value Fund	88
Small-Mid Cap Core Fund	48
Mid Cap Growth Opportunities Fund	310
Mid Cap Value Fund	163
Large Cap Growth Opportunities Fund	119
Large Cap Select Fund	56
Large Cap Value Fund	84
Balanced Fund	99
Equity Income Fund	176

4 >	Capital Share Transactions

FAIF has 324 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Real Estate			International			Small Cap Growth
	Securities Fund			Fund			Opportunities Fund

		One-Month			One-Month			One-Month
		Fiscal			Fiscal			Fiscal
		Period			Period			Period
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05

Class A:
Shares issued	4,130	136	2,268	944	116	900	4,199	41	805
Shares issued in lieu of cash distributions	997	—	504	37	—	23	735	—	553
Shares redeemed	(2,737)	(136)	(1,219)	(1,467)	(73)	(1,335)	(1,598)	(163)	(2,445)

Total Class A transactions	2,390	—	1,553	(486)	43	(412)	3,336	(122)	(1,087)

Class B:
Shares issued	100	3	57	90	13	56	27	1	28
Shares issued in lieu of cash distributions	27	—	19	2	—	—	84	—	57
Shares redeemed	(57)	(12)	(98)	(165)	(18)	(235)	(149)	(7)	(130)

Total Class B transactions	70	(9)	(22)	(73)	(5)	(179)	(38)	(6)	(45)

Class C:
Shares issued	295	3	75	69	2	70	50	1	23
Shares issued in lieu of cash distributions	31	—	20	2	—	—	30	—	27
Shares redeemed	(77)	(12)	(96)	(157)	(23)	(269)	(78)	(4)	(132)

Total Class C transactions	249	(9)	(1)	(86)	(21)	(199)	2	(3)	(82)

Class R:
Shares issued	421	1	3	—	—	35	68	—	1
Shares issued in lieu of cash distributions	5	—	—	—	—	—	—	—	—
Shares redeemed	(76)	—	(1)	—	(13)	(22)	(3)	—	(1)

Total Class R transactions	350	1	2	—	(13)	13	65	—	—

Class Y:
Shares issued	7,940	283	6,209	16,815	2,883	28,181	1,850	143	1,632
Shares issued in lieu of cash distributions	1,946	—	1,073	865	—	542	1,388	—	839
Shares redeemed	(4,939)	(811)	(5,485)	(26,402)	(1,081)	(16,895)	(3,669)	(190)	(3,522)

Total Class Y transactions	4,947	(528)	1,797	(8,722)	1,802	11,828	(431)	(47)	(1,051)

Net increase (decrease) in capital shares	8,006	(545)	3,329	(9,367)	1,806	11,051	2,934	(178)	(2,265)

First American Funds Annual Report 2006       131

Notes to  Financial Statements  continued

	Small Cap			Small Cap			Small-Mid Cap
	Select Fund			Value Fund			Core Fund

		One-Month			One-Month			One-Month
		Fiscal			Fiscal			Fiscal
		Period			Period			Period
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05

Class A:
Shares issued	9,110	151	1,586	865	34	526	1,273	97	653
Shares issued in lieu of cash distributions	1,595	—	1,274	769	—	432	—	—	—
Shares redeemed	(2,829)	(109)	(2,207)	(711)	(57)	(656)	(1,315)	(85)	(1,583)

Total Class A transactions	7,876	42	653	923	(23)	302	(42)	12	(930)

Class B:
Shares issued	169	2	118	32	2	57	52	3	64
Shares issued in lieu of cash distributions	260	—	206	167	—	104	—	—	—
Shares redeemed	(245)	(15)	(221)	(222)	(13)	(185)	(435)	(40)	(655)

Total Class B transactions	184	(13)	103	(23)	(11)	(24)	(383)	(37)	(591)

Class C:
Shares issued	568	12	229	61	2	60	231	7	52
Shares issued in lieu of cash distributions	217	—	192	85	—	50	—	—	—
Shares redeemed	(385)	(47)	(364)	(133)	(8)	(93)	(235)	(17)	(329)

Total Class C transactions	400	(35)	57	13	(6)	17	(4)	(10)	(277)

Class R:(1)
Shares issued	176	8	22	133	—	—	—	—	—
Shares issued in lieu of cash distributions	6	—	1	1	—	—	—	—	—
Shares redeemed	(24)	(6)	(4)	(13)	—	—	—	—	—

Total Class R transactions	158	2	19	121	—	—	—	—	—

Class Y:
Shares issued	8,486	233	6,525	3,416	175	3,781	5,352	140	2,087
Shares issued in lieu of cash distributions	7,353	—	6,437	4,769	—	3,016	—	—	—
Shares redeemed	(12,717)	(934)	(16,385)	(6,538)	(509)	(7,079)	(2,340)	(264)	(3,915)

Total Class Y transactions	3,122	(701)	(3,423)	1,647	(334)	(282)	3,012	(124)	(1,828)

Net increase (decrease) in capital shares	11,740	(705)	(2,591)	2,681	(374)	13	2,583	(159)	(3,626)

(1)	Class R is not offered by the Small-Mid Cap Core Fund.

	Mid Cap Growth			Mid Cap			Large Cap Growth
	Opportunities Fund			Value Fund			Opportunities Fund

		One-Month			One-Month			One-Month
		Fiscal			Fiscal			Fiscal
		Period			Period			Period
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05

Class A:
Shares issued	3,381	176	3,556	4,315	186	1,266	459	34	565
Shares issued in lieu of cash distributions	775	—	683	155	—	7	—	—	8
Shares redeemed	(4,096)	(106)	(1,128)	(929)	(37)	(510)	(1,174)	(89)	(1,246)

Total Class A transactions	60	70	3,111	3,541	149	763	(715)	(55)	(673)

Class B:
Shares issued	63	3	90	73	4	91	27	2	45
Shares issued in lieu of cash distributions	42	—	49	21	—	—	—	—	1
Shares redeemed	(79)	(4)	(58)	(157)	(28)	(179)	(265)	(22)	(356)

Total Class B transactions	26	(1)	81	(63)	(24)	(88)	(238)	(20)	(310)

Class C:
Shares issued	240	11	182	460	19	179	19	2	45
Shares issued in lieu of cash distributions	45	—	54	17	—	—	—	—	—
Shares redeemed	(183)	(44)	(142)	(95)	(7)	(44)	(120)	(14)	(160)

Total Class C transactions	102	(33)	94	382	12	135	(101)	(12)	(115)

Class R:
Shares issued	338	4	145	685	18	15	9	1	10
Shares issued in lieu of cash distributions	27	—	—	4	—	—	—	—	—
Shares redeemed	(66)	(2)	(12)	(55)	—	—	(1)	—	—

Total Class R transactions	299	2	133	634	18	15	8	1	10

Class Y:
Shares issued	4,107	228	5,339	4,891	271	6,771	4,473	501	6,018
Shares issued in lieu of cash distributions	2,385	—	3,346	1,130	—	99	—	—	59
Shares redeemed	(7,045)	(489)	(8,873)	(3,614)	(357)	(3,514)	(8,081)	(350)	(22,930)

Total Class Y transactions	(553)	(261)	(188)	2,407	(86)	3,356	(3,608)	151	(16,853)

Net increase (decrease) in capital shares	(66)	(223)	3,231	6,901	69	4,181	(4,654)	65	(17,941)

132      First American Funds Annual Report 2006

	Large Cap			Large Cap			Balanced
	Select Fund			Value Fund			Fund

		One-Month			One-Month			One-Month
		Fiscal			Fiscal			Fiscal
		Period			Period			Period
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05	10/31/06	10/31/05	9/30/05

Class A:
Shares issued	345	35	334	522	53	935	877	120	1,220
Shares issued in lieu of cash distributions	10	—	1	237	—	54	154	—	145
Shares redeemed	(281)	(4)	(26)	(1,595)	(71)	(1,521)	(2,330)	(146)	(3,146)

Total Class A transactions	74	31	309	(836)	(18)	(532)	(1,299)	(26)	(1,781)

Class B:
Shares issued	14	1	25	31	1	38	34	4	100
Shares issued in lieu of cash distributions	1	—	—	25	—	3	12	—	13
Shares redeemed	(13)	—	(7)	(323)	(36)	(577)	(648)	(89)	(1,091)

Total Class B transactions	2	1	18	(267)	(35)	(536)	(602)	(85)	(978)

Class C:
Shares issued	5	—	10	26	3	36	44	3	79
Shares issued in lieu of cash distributions	1	—	—	10	—	1	2	—	4
Shares redeemed	(2)	—	(2)	(78)	(12)	(121)	(226)	(62)	(181)

Total Class C transactions	4	—	8	(42)	(9)	(84)	(180)	(59)	(98)

Class R:
Shares issued	10	—	—	7	—	—	3	—	—
Shares issued in lieu of cash distributions	—	—	—	—	—	—	—	—	—
Shares redeemed	(2)	—	—	—	—	—	(1)	—	—

Total Class R transactions	8	—	—	7	—	—	2	—	—

Class Y:
Shares issued	12,008	1,217	16,640	4,621	230	4,666	3,312	248	3,524
Shares issued in lieu of cash distributions	515	—	358	1,056	5	335	393	—	382
Shares redeemed	(5,046)	(160)	(17,545)	(6,211)	(502)	(26,155)	(6,111)	(650)	(8,890)

Total Class Y transactions	7,477	1,057	(547)	(534)	(267)	(21,154)	(2,406)	(402)	(4,984)

Net increase (decrease) in capital shares	7,565	1,089	(212)	(1,672)	(329)	(22,306)	(4,485)	(572)	(7,841)

	Equity
	Income Fund

		One-Month
		Fiscal
		Period
	Year Ended	Ended	Year Ended
	10/31/06	10/31/05	9/30/05

Class A:
Shares issued	876	64	1,568
Shares issued in lieu of cash distributions	220	6	222
Shares redeemed	(2,869)	(226)	(3,494)

Total Class A transactions	(1,773)	(156)	(1,704)

Class B:
Shares issued	67	5	144
Shares issued in lieu of cash distributions	20	—	17
Shares redeemed	(375)	(27)	(473)

Total Class B transactions	(288)	(22)	(312)

Class C:
Shares issued	63	8	92
Shares issued in lieu of cash distributions	14	—	14
Shares redeemed	(492)	(50)	(457)

Total Class C transactions	(415)	(42)	(351)

Class R:
Shares issued	8	1	32
Shares issued in lieu of cash distributions	—	—	—
Shares redeemed	(7)	—	(2)

Total Class R transactions	1	1	30

Class Y:
Shares issued	5,379	333	12,906
Shares issued in lieu of cash distributions	637	17	681
Shares redeemed	(20,386)	(1,701)	(36,568)

Total Class Y transactions	(14,370)	(1,351)	(22,981)

Net decrease in capital shares	(16,845)	(1,570)	(25,318)

First American Funds Annual Report 2006       133

Notes to  Financial Statements  continued

Class B shares converted to Class A shares (reflected above as Class A shares issued and Class B shares redeemed) during the fiscal year ended October 31, 2006, the one-month fiscal period ended October 31, 2005, and the fiscal year ended September 30, 2005, were as follows:

		One-Month
		Fiscal
	Year Ended	Period Ended		Year Ended
Fund	10/31/06	10/31/05		9/30/05

Real Estate Securities Fund	13	4		23
International Fund	41	3		40
Small Cap Growth Opportunities Fund	43	1		10
Small Cap Select Fund	66	2		38
Small Cap Value Fund	88	6		77
Small-Mid Cap Core Fund	143	15		138
Mid Cap Growth Opportunities Fund	19	—	(1)	8
Mid Cap Value Fund	78	16		91
Large Cap Growth Opportunities Fund	125	10		176
Large Cap Select Fund	1	—		—	(1)
Large Cap Value Fund	185	27		326
Balanced Fund	331	48		469
Equity Income Fund	110	7		175

(1)	Due to the presentation of the financial statements in thousands, the number rounds to zero.

5 >	Investment Security Transactions

During the fiscal year ended October 31, 2006, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	U.S. Government		Other Investment
	Securities		Securities

Fund	Purchases	Sales	Purchases	Sales

Real Estate Securities Fund	$—	$—	$1,338,017	$1,241,185
International Fund	—	—	292,438	361,065
Small Cap Growth Opportunities Fund	—	—	644,340	649,797
Small Cap Select Fund	—	—	947,186	953,718
Small Cap Value Fund	—	—	392,886	458,255
Small-Mid Cap Core Fund	—	—	128,744	103,948
Mid Cap Growth Opportunities Fund	—	—	1,213,295	1,349,590
Mid Cap Value Fund	—	—	676,841	543,322
Large Cap Growth Opportunities Fund	—	—	901,521	1,025,156
Large Cap Select Fund	—	—	570,391	468,703
Large Cap Value Fund	—	—	490,314	560,437
Balanced Fund	205,550	206,192	330,362	363,838
Equity Income Fund	—	—	301,243	557,071

The aggregate gross unrealized appreciation and depreciation of securities held by the funds and the total cost of securities (including cost of securities purchased with proceeds from securities lending) for federal tax purposes at October 31, 2006, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
Fund	Appreciation	Depreciation	Net	Tax Cost

Real Estate Securities Fund	$269,903	$(5,367)	$264,536	$1,227,282
International Fund	471,649	(18,792)	452,857	1,720,422
Small Cap Growth Opportunities Fund	32,469	(19,712)	12,757	472,821
Small Cap Select Fund	140,031	(44,313)	95,718	1,291,532
Small Cap Value Fund	68,630	(10,135)	58,495	527,350
Small-Mid Cap Core Fund	10,706	(2,954)	7,752	132,856
Mid Cap Growth Opportunities Fund	318,440	(32,018)	286,422	1,922,626
Mid Cap Value Fund	148,946	(9,928)	139,018	1,053,366
Large Cap Growth Opportunities Fund	120,326	(13,969)	106,357	991,440
Large Cap Select Fund	57,296	(5,043)	52,253	533,566
Large Cap Value Fund	182,792	(7,648)	175,144	1,005,217
Balanced Fund	38,077	(3,986)	34,091	437,015
Equity Income Fund	360,476	(3,355)	357,121	1,059,287

134      First American Funds Annual Report 2006

The difference between cost for financial statement purposes and federal tax purposes is primarily due to losses deferred from wash sales, investments in limited partnerships and REITs, the amount of gain (loss) recognized for tax purposes due to mark-to-market adjustments on open futures contracts and the mark-to-market of certain PFICs for tax purposes.

6 >	Concentration of Risks

Portfolios that primarily invest in a particular sector may experience greater volatility than portfolios investing in a broad range of industry sectors. Real Estate Securities Fund primarily invests in income-producing common stocks of publicly traded companies engaged in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and that may continue in the future. As of October 31, 2006, Small Cap Growth Opportunities Fund and Large Cap Growth Opportunities Fund each had a significant portion of their assets invested in the information technology sector, which could be more sensitive to short product cycles and aggressive pricing than the technology industry as a whole. As of the same date, International Fund, Small Cap Value Fund, Mid Cap Value Fund, and Large Cap Value Fund had significant portions of their assets invested in the financials sector. The financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence and spending.

7 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims of losses pursuant to these contracts and expect the risk of loss to be remote.

8 >	Additional Information Related to Small Cap Growth Opportunities Fund

As a result of an internal review, FAF Advisors uncovered potentially improper trading of a portfolio security held in Small Cap Growth Opportunities Fund, which occurred in April 2002. FAF Advisors reported this matter to the fund’s board of directors and to the SEC. The SEC commenced an investigation of the matter and the Staff of the SEC has advised the fund that it intends to recommend that the SEC seek disgorgement from the fund of any economic benefit the fund received (plus prejudgment interest) as a result of the alleged improper trading. If the fund is required to make any such payments, FAF Advisors has agreed to hold the fund harmless and make the payments itself. Accordingly, this matter is not expected to have any impact on the fund’s NAV.

9 >	Redemption-in-Kind Transaction

In July 2006, $8,753 was redeemed from Small Cap Growth Opportunities Fund as a redemption-in-kind transaction. In this transaction the fund paid redemption proceeds by distributing a proportionate amount of securities in the fund’s portfolio. Remaining shareholders in the fund did not recognize any additional capital gains from the transaction.

10 >	New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2006, the funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.
First American Funds Annual Report 2006       135

 NOTICE TO SHAREHOLDERS October 31, 2006 (unaudited)
TAX INFORMATION

The information set forth below is for each fund’s fiscal year as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2007 on Form 1099. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2006, each fund has designated long-term capital gains, ordinary income, dividends qualifying for the corporate received deduction, and qualified dividend income with regard to distributions paid during the year as follows:

	Long Term	Ordinary		Corporate
	Capital Gains	Income	Total	Dividends	Qualified
	Distributions	Distributions	Distributions	Received	Dividend
Fund	(Tax Basis) (a)	(Tax Basis) (a)	(Tax Basis)	Deduction (b)	Income (b)(c)

Real Estate Securities Fund	53%	47%	100%	0.89%	1.31%
International Fund(d)	0	100	100	0.00	100.00
Small Cap Growth Opportunities Fund	15	85	100	1.20	1.31
Small Cap Select Fund	68	32	100	6.30	6.54
Small Cap Value Fund	87	13	100	36.20	37.11
Small-Mid Cap Core Fund	0	0	0	0.00	0.00
Mid Cap Growth Opportunities Fund	66	34	100	9.80	10.46
Mid Cap Value Fund	84	16	100	44.90	46.36
Large Cap Growth Opportunities Fund	0	0	0	0.00	0.00
Large Cap Select Fund	40	60	100	53.10	54.35
Large Cap Value Fund	69	31	100	63.70	66.72
Balanced Fund	0	100	100	36.30	38.43
Equity Income Fund	26	74	100	100.00	100.00

(a)	Based on a percentage of the fund’s total distributions.

(b)	Based on a percentage of ordinary income distributions of the fund.

(c)	For the fiscal year ended October 31, 2006, certain dividends paid by the funds may be subject to a maximum tax rate of 15%, as provided by the Internal Revenue Code 1(h). The funds intend to designate the maximum amounts as taxed at a maximum rate of 15%. Complete information was computed and reported in conjunction with your 2005 Form 1099-DIV. As of October 31, 2006, for the calendar year to date, qualified dividend income as a percentage of ordinary income distributions for each fund was as follows: Real Estate Securities, International, Small Cap Growth Opportunities, Small Cap Select, Small Cap Value, Small-Mid Cap Core, Mid Cap Growth Opportunities, Mid Cap Value, Large Cap Growth Opportunities, Large Cap Select, Large Cap Value, Balanced, and Equity Income funds were 0%, 0%, 0%, 0%, 0%, 0%, 0%, 100%, 0%, 100%, 100%, 44.18%, and 100%, respectively.

(d)	The International Fund has elected to pass through to shareholders foreign taxes under Section 853 of the Internal Revenue Code. Foreign taxes paid and foreign source income for the fund were $3,754,130 and $43,063,968, respectively.
Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each fund were as follows:

Fund

Real Estate Securities Fund	0.34%
International Fund	3.93
Small Cap Growth Opportunities Fund	1.50
Small Cap Select Fund	0.00
Small Cap Value Fund	0.91
Small-Mid Cap Core Fund	0.00
Mid Cap Growth Opportunities Fund	1.99
Mid Cap Value Fund	3.20
Large Cap Growth Opportunities Fund	0.00
Large Cap Select Fund	7.42
Large Cap Value Fund	1.45
Balanced Fund	43.45
Equity Income Fund	1.80

136      First American Funds Annual Report 2006

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for each fund were as follows:

Fund

Real Estate Securities Fund	80.49%
International Fund	0.00
Small Cap Growth Opportunities Fund	100.00
Small Cap Select Fund	100.00
Small Cap Value Fund	86.55
Small-Mid Cap Core Fund	0.00
Mid Cap Growth Opportunities Fund	100.00
Mid Cap Value Fund	22.25
Large Cap Growth Opportunities Fund	0.00
Large Cap Select Fund	73.31
Large Cap Value Fund	7.92
Balanced Fund	0.00
Equity Income Fund	5.79

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at www.firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.
QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at www.firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 days of the calendar quarter-end.
APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Directors of the funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each fund and, as required by law, determines annually whether to renew the funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”). In addition to determining whether to renew the Agreement with FAF Advisors, the Board also is responsible for determining whether to approve sub-advisory agreements for the funds.

At a meeting on May 1-3, 2006, the Board considered information relating to the funds’ investment advisory agreement with FAF Advisors (the “Agreement”) and, with respect to the International Fund, information relating to the sub-advisory agreement between FAF Advisors and J.P. Morgan Investment Management Inc. (“JP Morgan”) (the “Sub-Advisory Agreement”). In advance of the meeting, the Board received materials relating to the Agreement and the Sub-Advisory Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 19-21, 2006, the Board concluded its consideration of and approved the Agreement and the Sub-Advisory Agreement through June 30, 2007.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the funds, the Board separately considered and approved the Agreement with respect to each fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to the fund, (2) the investment performance of the fund, (3) the profitability of FAF Advisors related to the fund, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the fund grows and whether fee levels are adjusted to enable fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors
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through its relationship with the funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement.

Before approving the Agreement and the Sub-Advisory Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement and the Sub-Advisory Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the interests of the shareholders of each fund and that the Sub-Advisory Agreement is fair and in the interests of the shareholders of the International Fund. In reaching its conclusions, the Board considered the following:
Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each fund, and the nature, quality and extent of the services provided by JP Morgan to the International Fund.

For each fund other than the International Fund which is sub-advised by JP Morgan, the Board reviewed FAF Advisors’ key personnel who provide investment management services to the fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the fund within the framework of the fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the fund, including the fund’s distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

With respect to the International Fund, the Board examined the nature, quality and extent of the services provided by JP Morgan and reviewed JP Morgan’s key personnel who provide investment management services to the fund. The Board noted that, under the Sub-Advisory Agreement, JP Morgan has the authority and responsibility to make and execute investment decisions for the fund within the framework of the fund’s investment policies and restrictions, subject to the supervision of FAF Advisors and review by the Board. The Board further considered that JP Morgan’s duties with respect to the International Fund include investment research and stock selection and adherence to the fund’s investment policies and restrictions. The Board noted that, under the Agreement, FAF Advisors is responsible for monitoring the performance of JP Morgan as well as various organizations providing services to the International Fund, including the fund’s distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by JP Morgan under the Sub-Advisory Agreement are the type of services customarily provided by investment advisors in the fund industry.

The Board considered compliance reports about FAF Advisors and JP Morgan from the fund’s Chief Compliance Officer (CCO).

Based on the foregoing, the Board concluded that (i) each fund is likely to benefit from the nature, extent and quality of the services provided by FAF Advisors under the Agreement and (ii) the International Fund is likely to benefit from the nature, extent and quality of the services provided by JP Morgan under the Sub-Advisory Agreement.
Investment Performance of the Funds

The Board considered the performance of each fund, including how the fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the fund performed versus its benchmark index. The performance periods considered by the Board ended on January 31, 2006.

Balanced Fund. The Board considered that the fund significantly outperformed both its benchmark index and its performance universe for the one- and three-year periods. Though the fund underperformed for the five- and ten-year periods, the Board noted that the fund’s current management team has been in place only since 2004. Thus, the underperformance for these longer time periods is attributable to a former management team. The Board concluded that, in light of the fund’s good relative performance over the one-and three-year periods, it would be in the interest of the fund and its shareholders to renew the Agreement.

Equity Income Fund. The Board considered that the fund’s performance was comparable to or exceeded that of its benchmark index for the one-, five- and ten-year periods, though it underperformed the benchmark for the three-year period. The fund’s performance, although slightly above the median of its performance universe for the ten-year period, was below the performance universe median for the one-, three-, and five-year periods. The Board, however, considered FAF Advisors’ assertion that the performance universe included a number of funds with different investment restrictions and
138      First American Funds Annual Report 2006

styles than those of the fund. In light of this, the Board also considered the fund’s performance to the performance of a custom performance universe, which FAF Advisors represented provided a more meaningful comparison. The Board noted that the fund’s performance compared favorably to this custom performance universe for the one- three- and ten-year periods. The Board concluded that, in light of the fund’s positive performance vis-à-vis the custom performance universe and its generally competitive performance vis-à-vis its benchmark index, it would be in the interest of the fund and its shareholders to renew the Agreement.

International Fund. The Board noted that the fund has underperformed both its benchmark and its performance universe for the one-, three-, five- and ten-year periods. The Board considered, however, that the fund’s sub-adviser, JP Morgan, did not begin managing the fund until December 2004 and that JP Morgan, therefore, is not responsible for most of the performance record reviewed by the Board. The Board concluded that, in light of JP Morgan’s limited tenure managing the fund, it would be in the interest of the fund and its shareholders to renew the Agreement and the Sub-Advisory Agreement and to closely monitor the performance record that JP Morgan continues to develop as sub-adviser to the fund.

Large Cap Growth Opportunities Fund. The Board considered that the fund’s performance was comparable to or better than its benchmark for the one-, three-and five-year periods, and comparable to or better than its performance universe for the three- and five-year periods (although the fund underperformed its performance universe for the one-year period). While the fund underperformed both its performance universe and its benchmark for the ten-year period, the Board noted that the underperformance was attributable primarily to a former management team. The Board concluded that, in light of the fund’s competitive long-term performance under the current portfolio management team, it would be in the interest of the fund and its shareholders to renew the Agreement.

Large Cap Select Fund. The Board considered that the fund outperformed its performance universe for the one-and three-year periods. The Board also noted that the fund outperformed its benchmark for the one-year period, though it slightly underperformed the benchmark for the three-year period. The Board concluded that, in light of the fund’s outperformance of the performance universe and one-year outperformance of its benchmark, it would be in the interest of the fund and its shareholders to renew the Agreement.

Large Cap Value Fund. The Board noted that the fund outperformed its performance universe for the one- and three-year periods, although it underperformed its benchmark for those periods. The Board also noted that the fund’s performance was below that of its performance universe and its benchmark for the five- and ten-year periods. The Board, however, considered the management transitions that have occurred during the past two years. The Board concluded that, in light of these transitions and the fund’s recent strong performance compared to that of its performance universe, it would be in the interest of the fund and its shareholders to renew the Agreement.

Mid Cap Growth Opportunities Fund. The Board considered that the fund outperformed its performance universe for the one-, three-, five- and ten-year periods. The Board also noted that the fund outperformed or performed competitively versus its benchmark for the same periods. The Board concluded that, in light of the fund’s strong performance, it would be in the interest of the fund and its shareholders to renew the Agreement.

Mid Cap Value Fund. The Board considered that the fund outperformed its performance universe for the one-, three-, and five-year periods, though it underperformed its benchmark for those periods. While the fund underperformed both its benchmark index and its performance universe for the ten-year period, the Board noted that this underperformance could be attributed primarily to a former management team. The Board concluded that, in light of the fund’s strong performance relative to its performance universe, it would be in the interest of the fund and its shareholders to renew the Agreement.

Real Estate Securities Fund. The Board considered that the fund outperformed its benchmark index and its performance universe for the one-, three-, five-, and ten-year periods. The Board concluded that, in light of this performance, it would be in the interest of the fund and its shareholders to renew the Agreement.

Small Cap Growth Opportunities Fund. The Board noted that the fund outperformed or performed competitively versus its benchmark and performance universe for the one-, three- and ten-year periods. The Board also considered that the fund outperformed its benchmark for the five-year period, though it underperformed the performance universe for that period. At the request of FAF Advisors, the Board also considered the fund’s performance in relation to a universe of small-cap growth funds, rather than the universe of small-cap core funds provided by the independent data service. FAF Advisors represented to the Board that the small-cap growth universe is a more meaningful source of comparative performance data, given that the current portfolio management team pursues a growth style. When compared to this small-cap growth universe, the fund outperformed for all periods. The Board concluded that, in light of the fund’s competitive performance versus that of its benchmark and the small-cap growth universe, it would be in the interest of the fund and its shareholders to renew the Agreement.
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Small Cap Select Fund. The Board noted that the fund outperformed or performed competitively in relation to its benchmark and performance universe for the one-, three-, five- and ten-year periods. The Board concluded that, in light of the fund’s strong performance, it would be in the interest of the fund and its shareholders to renew the Agreement.

Small Cap Value Fund. The Board noted that the fund outperformed or performed competitively in relation to its performance universe for the one-, three-, five-, and ten-year periods. The Board also noted that the fund performed competitively against its benchmark for the one-year period, though it underperformed the benchmark for the other periods. At the request of FAF Advisors, the Board also considered the fund’s performance in relation to a universe of small-cap value funds, rather than the universe of small-cap core funds provided by the independent data service. FAF Advisors represented that the current portfolio management team pursues a value rather than a core style in managing the fund. When compared to the small-cap value universe the fund outperformed that universe for the one- and three- year periods (though it underperformed for the five- and ten-year periods). The Board concluded that, in light of the fund’s competitive recent performance versus that of the benchmark, the performance universe and the custom universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small-Mid Cap Core Fund. The Board noted that the fund underperformed its benchmark and its performance universe for the one-, three-, five- and ten-year periods. The Board considered, however, that the fund was recently converted from a technology fund to a small-mid cap core fund, with a different management team and different investment objectives and policies. The Board also considered that, as a result, the fund was operated as a small-mid cap core fund for only the last four months of each period. The fund’s total return for the period from September 30, 2005 to January 31, 2006, was 11.67% for the Class A shares and 11.59% for the Class Y shares. This compares to returns of 9.01% for the fund’s benchmark and 9.16% for its performance universe for the same period. In light of the fund’s very short history of operating as a small-mid cap core fund and its strong performance during this time period, the Board concluded it would be in the interest of the fund and its shareholders to renew the Agreement and to continue to monitor the performance record developed by the fund in its new form.
Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ estimated costs in serving as the funds’ investment manager, including the costs associated with the personnel and systems necessary to manage each fund. The Board also considered the reported profitability of FAF Advisors and its affiliates resulting from their relationship with each fund. For each fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisers. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are lower than the funds’ management fees, the funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each fund’s expense ratio after waivers compared to the median expense ratio, after waivers, of comparable funds. In connection with its review of fund fees and expenses, the Board asked FAF Advisors to articulate its pricing philosophy. FAF Advisors responded that it attempts generally to maintain each fund’s total operating expenses at a level that approximates its peer group median expense ratio. In addition, FAF Advisors noted that it intends to waive its investment advisory fees to the extent necessary to maintain the funds’ total expense ratios at levels generally in line with their respective peer groups. Consistent with this pricing philosophy, and after discussions with the Board, FAF Advisors proposed certain changes to the expense caps of the International and Small-Mid Cap Core Funds, as discussed in more detail below, and agreed to maintain the other expense caps at their current levels through June 30, 2007.

Further detail considered by the Board regarding the advisory fees and expense ratios of each fund is set forth below:

Balanced Fund. The Board considered that, after waivers, the fund’s advisory fee and expense ratio are lower than the peer group median. The Board concluded that the fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Equity Income Fund. The Board considered that the fund’s advisory fee is close to, though slightly higher than, the peer group median. The Board also noted that the fund’s expense ratio, after annualizing the effect of a July 1, 2005 elimination of the fee waiver, is consistent with FAF Advisors’ pricing philosophy. The Board concluded that the advisory fee and expense ratio are reasonable in light of the services provided.

International Fund. The Board noted that the fund’s advisory fee and expense ratio, after waivers, are higher than those of its peer group median. To bring the fund’s total expense ratio more closely in line with that of its peer group median, the Board
140      First American Funds Annual Report 2006

and FAF Advisors agreed to cap total fund expenses at 1.49% for Class A shares. The Board noted that, although the fund’s advisory fee will continue to be higher than its peer group median, the expense cap change would bring the fund to within 10 basis points of the peer group median expense ratio of 1.39%. The Board concluded that the fund’s advisory fee and expense ratio, after taking into account the expense cap change, are reasonable in light of the services provided.

Large Cap Growth Opportunities Fund. The Board considered that the fund’s advisory fee is lower than the peer group median. The Board also noted that the fund’s expense ratio, after annualizing the effect of a July 1, 2005 elimination of the fee waiver, remains below the peer group median and is consistent with FAF Advisors’ pricing philosophy. The Board concluded that the fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Large Cap Select Fund. The Board considered that the fund’s advisory fee is lower than the peer group median. The Board also noted that the fund’s expense ratio, after annualizing the effect of a July 1, 2005 elimination of the fee waiver, remains below the peer group median and is consistent with FAF Advisors’ pricing philosophy. The Board concluded that the fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Large Cap Value Fund. The Board considered that the fund’s advisory fee is close to, though slightly higher than, the peer group median. The Board also noted that the fund’s expense ratio, after annualizing the effect of a July 1, 2005 elimination of the fee waiver, is consistent with FAF Advisors’ pricing philosophy. The Board concluded that the advisory fee and expense ratio are reasonable in light of the services provided.

Mid Cap Growth Opportunities Fund. The Board considered that the fund’s advisory fee is close to, though slightly higher than, the peer group median. The Board also noted that the fund’s expense ratio, after annualizing the effect of a July 1, 2005 elimination of the fee waiver, remains below the peer group median and is consistent with FAF Advisors’ pricing philosophy. The Board concluded that the fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Mid Cap Value Fund. The Board considered that the fund’s advisory fee is lower than the peer group median. The Board also noted that the fund’s expense ratio, after annualizing the effect of a July 1, 2005 elimination of the fee waiver, remains below the peer group median and is consistent with FAF Advisors’ pricing philosophy. The Board concluded that the fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Real Estate Securities Fund. The Board considered that the fund’s advisory fee is lower than the peer group median. The Board also noted that the fund’s expense ratio, after annualizing the effect of a July 1, 2005 elimination of the fee waiver, remains below the peer group median and is consistent with FAF Advisors’ pricing philosophy. The Board concluded that the fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Small Cap Growth Opportunities Fund. The Board considered that although the fund’s advisory fee, after waivers, is higher than the peer group median, the fund’s expense ratio, after annualizing the effect of a 1.47% expense cap that went into effect July 1, 2005, is lower than the peer group median and is consistent with FAF Advisors’ pricing philosophy. The Board concluded that the fund’s advisory fee and expense ratio, after taking into account the expense cap, are reasonable in light of the services provided.

Small Cap Select Fund. The Board considered that the fund’s advisory fee is lower than the peer group median. The Board also noted that the fund’s expense ratio, after annualizing the effect of a July 1, 2005 elimination of the fee waiver, remains below the peer group median and is consistent with FAF Advisors’ pricing philosophy. The Board concluded that the fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Small Cap Value Fund. The Board considered that the fund’s advisory fee is lower than the peer group median. The Board also noted that the fund’s expense ratio, after annualizing the effect of a July 1, 2005 elimination of the fee waiver, remains below the peer group median and is consistent with FAF Advisors’ pricing philosophy. The Board concluded that the fund’s advisory fee and expense ratio are reasonable in light of the services provided.

Small-Mid Cap Core Fund. The Board considered that the fund’s advisory fee and expense ratio, after waivers, are lower than the peer group medians. The Board also considered FAF Advisors’ commitment to cap the expense ratio at 1.48% (less than 1 basis point above the peer group median) for the fund’s Class A shares (and parallel caps for the fund’s other share classes) should the fund’s expenses exceed that level at any time through June 30, 2007. The Board concluded that the fund’s advisory fee and expense ratio, after taking into account waivers, are reasonable in light of the services provided.
Economies of Scale in Providing Investment Advisory Services

The Board considered whether each fund’s investment advisory fee reflects the potential for economies of scale for the benefit of fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely
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increase somewhat as assets grow over time. The Board considered that, although most funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The median total expense ratio of a fund’s peer group will reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group. Therefore, by capping a fund’s total expense ratio at a level close to the median, fund shareholders should receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules. In light of FAF Advisors’ commitment to keep total fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each fund and its shareholders to renew the Agreement.
Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the funds, the Board noted that FAF Advisors and certain of its affiliates serve the funds in various capacities, including as advisor, administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the funds in connection with providing services to the funds. The Board considered that each service provided to the funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

The Board also considered FAF Advisors’ use of the funds’ portfolio brokerage transactions to obtain research. The Board concluded, based on its own review and on representations of FAF Advisors and the CCO, that FAF Advisors’ use of “soft” commission dollars was consistent with regulatory requirements.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the best interest of each fund and its shareholders.
142      First American Funds Annual Report 2006

Directors and Officers of the Funds

Independent Directors

				Number of	Other
	Position(s)	Term of Office	Principal	Portfolios in Fund	Directorships
Name, Address, and	Held	and Length of	Occupation(s)	Complex Overseen by	Held by
Year of Birth	with Fund	Time Served	During Past 5 Years	Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004; Senior Vice President, Chief Financial Officer & Treasurer, Bemis Company, Inc., through April 2002	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Vice President and Chief Operating Officer, Cargo-United Airlines, from July 2001 through July 2004	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004 and Chief Financial Officer and Chief Administrative Officer from 1988 to 2002, William Blair & Company, LLC	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, a manufacturer of designer doors, through 2002	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and CEO, RKR Consultants, Inc. and non-profit board member since 2005; Director, President and Chief Executive Officer, Weirton Steel Corporation through 2001	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	Cleveland Cliffs Inc. (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 1991	Attorney at law; Owner, and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning, and public relations organization; Owner, Chairman, and Chief Executive Officer, Excensustm, LLC, a strategic demographic planning and application development firm since 2001	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

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Independent Directors

				Number of	Other
	Position(s)	Term of Office	Principal	Portfolios in Fund	Directorships
Name, Address, and	Held	and Length of	Occupation(s)	Complex Overseen by	Held by
Year of Birth	with Fund	Time Served	During Past 5 Years	Director	Director †

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company through 2003	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.
The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.
144      First American Funds Annual Report 2006

Officers

	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer of FAF Advisors, Inc.

Mark S. Jordahl FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President – Investments	Re-elected by the Board annually; Vice President – Investments of FAIF since September 2001	Chief Investment Officer of FAF Advisors, Inc.

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004	Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc. from May 2003 to September 2005; prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer for First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004 to March 2005; prior to that Vice President, Charles Schwab & Co,. Inc.

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since September 2006	Compliance Manager, FAF Advisors, Inc., since June 2006; prior to that, Compliance Analyst, FAF Advisors, Inc. from October 2004 to June 2006; prior to that, Senior Systems Helpdesk Analyst, Wachovia Retirement Services from November 2002 to October 2004; prior to that, Senior Retirement Plan Specialist, PFPC, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998 through December 2004	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

Brett L. Agnew FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004	Counsel, FAF Advisors, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Vice President, U.S. Bancorp Fund Services, LLC, since March 2002; prior thereto, Senior Administration Services Manager, UMB Fund Services, Inc.

First American Funds Annual Report 2006       145

 NOTICE TO SHAREHOLDERS continued

Officers

	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior to that, Counsel, FAF Advisors, Inc. from May 2003 to August 2004; prior to May 2003, Associate Counsel, Hartford Life and Accident Insurance Company

Douglas G. Hess U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 2001	Vice President, U.S. Bancorp Fund Services, LLC since November 2002; prior thereto, Assistant Vice President, Fund Compliance Administrator, U.S. Bancorp Fund Services, LLC

*	Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, Mitchell, Agnew and Ertel, Ms. Stevenson, and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAF. Messrs. Hess and Arnold are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Transfer Agent for FAIF.
146      First American Funds Annual Report 2006

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Board of Directors First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; former Managing Director of Zurich Scudder Investments

John Kayser
Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of William Blair & Company, LLC.

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and CEO of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the year ended October 31, 2006. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
INVESTMENT ADVISOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
ADMINISTRATOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
CUSTODIAN

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55101
DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
220 South Sixth Street
Suite 1400
Minneapolis, Minnesota 55402
COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, Minnesota 55402

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330
In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.
0309-06 12/2006 AR-EQUITY

Item 2—Code of Ethics
(a) The registrant has adopted a code of ethics that applies to its Principal Executive Officer and Principal Financial Officer.
(b) During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s Principal Executive Officer and Principal Financial Officer and that relate to any element of the code of ethics definition enumerated in this Item.
(c) During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provisions of its code of ethics.
(d) The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling 1-800-677-3863.
Item 3—Audit Committee Financial Expert
The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.
Item 4—Principal Accountant Fees and Services
(a) Audit Fees — Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $1,066,262 in the fiscal year ended October 31, 2006, $74,027 in the fiscal period ended October 31, 2005, and $608,819 in the fiscal year ended September 30, 2005, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.
(b) Audit-Related Fees — E&Y billed the registrant audit-related fees totaling $3,288 in the fiscal year ended October 31, 2006, $184 in the fiscal period ended October 31, 2005, and $13,759 in the fiscal year ended September 30, 2005, including fees associated with the semi-annual review of fund disclosures.
(c) Tax Fees — E&Y billed the registrant fees of $160,419 in the fiscal year ended October 31, 2006, $10,628 in the fiscal period ended October 31, 2005, and $105,382 in the fiscal year ended September 30, 2005, for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.
(d) All Other Fees — There were no fees billed by E&Y for other services to the registrant during the fiscal year ended October 31, 2006, the fiscal period ended October 31, 2005, and the fiscal year ended September 30, 2005.

(e)(1) The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:
Audit Committee policy regarding pre-approval of services provided by the Independent Auditor
The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:
· Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality
· Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence
· Meet quarterly with the partner of the independent audit firm
· Consider approving categories of service that are not deemed to impair independence for a one-year period.
It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.
Policy for Audit and Non-Audit Services Provided to the Funds
On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually, the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.
The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.
In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:
Audit Services
The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:
· Annual fund financial statement audits

· Seed audits (related to new product filings, as required)
· SEC and regulatory filings and consents
Audit-related Services
In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
· Accounting consultations
· Fund merger support services
· Other accounting related matters
· Agreed Upon Procedure Reports
· Attestation Reports
· Other Internal Control Reports
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.
Tax Services
The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
· Tax compliance services related to the filing or amendment of the following:
· Federal, state and local income tax compliance, and
· Sales and use tax compliance
· Timely RIC qualification reviews
· Tax distribution analysis and planning
· Tax authority examination services

· Tax appeals support services
· Accounting methods studies
· Fund merger support services
· Tax consulting services and related projects
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.
Other Non-audit Services
The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.
Proscribed Services
In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:
· Management functions
· Accounting and bookkeeping services
· Internal audit services
· Financial information systems design and implementation
· Valuation services supporting the financial statements
· Actuarial services supporting the financial statements
· Executive recruitment
· Expert services (e.g., litigation support)
· Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex
The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.
Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.
(e)(2) All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.
(f) All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year-end were performed by the principal accountant’s full-time, permanent employees.
(g) The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $163,707 in the fiscal year ended October 31, 2006, $10,812 in the fiscal period ended October 31, 2005, and $144,841 in the fiscal year ended September 30, 2005.
(h) The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.
Item 5—Audit Committee of Listed Registrants
Not applicable.
Item 6—Schedule of Investments
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8—Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10—Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this item.
Item 11—Controls and Procedures
(a) The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12—Exhibits
(a)(1) Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.
(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.
(a)(3) Not applicable.
(b) Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
First American Investment Funds, Inc.

By:	/s/ Thomas S. Schreier, Jr.

Thomas S. Schreier, Jr.
President
Date: January 8, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr.

Thomas S. Schreier, Jr.
President

Date: January 8, 2007

By:	/s/ Charles D. Gariboldi, Jr.

Charles D. Gariboldi, Jr.
Treasurer

Date: January 8, 2007